As filed with the U.S. Securities and Exchange Commission on January 23, 2026
1933 Act File No. 333-29337
1940 Act File No. 811-08257

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. Post-Effective Amendment No. 60	☐ ☒
and/or
REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 62	☒

STATE STREET INSTITUTIONAL FUNDS
(Exact Name of Registrant as Specified in Charter)

One Congress Street
Boston, Massachusetts 02114
(Address of Principal Executive Offices)
(800) 242-0134
(Registrant's Telephone Number)
Andrew J. DeLorme, Esq.
Chief Legal Officer
c/o SSGA Funds Management, Inc.
One Congress Street
Boston, Massachusetts 02114
(Name and Address of Agent for Service)

Copies to:
Adam M. Schlichtmann, Esq.
Ropes & Gray LLP
Prudential Tower, 800 Boylston Street
Boston, Massachusetts 02199-3600

It is proposed that this filing will become effective:
☐	immediately upon filing pursuant to Rule 485, paragraph (b)
☒	on January 31, 2026 pursuant to Rule 485, paragraph (b)
☐	60 days after filing pursuant to Rule 485, paragraph (a)(1)
☐	on _________________ pursuant to Rule 485, paragraph (a)(1)
☐	75 days after filing pursuant to Rule 485, paragraph (a)(2)
☐	on _________________ pursuant to Rule 485, paragraph (a)(2)
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
January 31, 2026
State Street Institutional Funds
Equity Funds
State Street Institutional Small-Cap Equity Fund
Investment Class (SIVIX) Service Class (SSQSX)
State Street Institutional U.S. Equity Fund
Investment Class (SUSIX) Service Class (SUSSX)
Like all mutual funds, the State Street Institutional Funds' shares have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

State Street Institutional Funds
State Street Institutional
Small-Cap Equity Fund
Fund Summary

Investment Objective
The investment objective of the State Street Institutional Small-Cap Equity Fund (the “Fund”) is to seek long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Fund Shares”). You may pay brokerage commissions and other fees to financial intermediaries which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)
	Investment Class	Service Class
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the sale proceeds or the original offering price)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investment Class	Service Class
Management Fees[1]	0.91%	0.91%
Distribution and Shareholder Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	0.91%	1.16%
Less Fee Waivers and/or Expense Reimbursements[2]	(0.16)%	(0.16)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.75%	1.00%
1
The Fund's management fee is a “unitary” fee that includes most operating expenses payable by the Fund. The rate is subject to breakpoints and differs depending on the average daily net assets of the Fund. Accordingly, actual management fee rate may be higher or lower than shown above.
2
The Fund's investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), is contractually obligated until January 31, 2027 (i) to waive up to the full amount of the advisory fee payable by the Fund, and/or (ii) to reimburse the Fund for expenses to the extent that Total Annual Fund Operating Expenses (exclusive of non-recurring account fees, extraordinary expenses, and certain class specific expenses, such as distribution and shareholder servicing) exceed 0.75% of average daily net assets on an annual basis. This fee waiver and/or expense reimbursement arrangement may not be terminated prior to January 31, 2027, except with approval of the State Street Institutional Funds' Board of Trustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Investment Class	$77	$274	$488	$1,105
Service Class	$102	$353	$623	$1,395
4

State Street Institutional Funds
State Street Institutional
Small-Cap Equity Fund
Fund Summary

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 45% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) under normal circumstances in equity securities of small-cap companies, such as common and preferred stocks.
The Fund defines a small-cap company as one with a market capitalization that, at the time of initial investment, falls between (a) the market capitalization of the smallest company in the Russell 2000® Index and (b) either the larger of the market capitalization of the largest company in the Russell 2000® Index or $3.0 billion. As of December 31, 2025, the market capitalizations of companies in the Russell 2000® Index ranged from $1.98 million to $31.15 billion.These capitalization ranges will change over time. SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the Fund's investment adviser, or a sub-adviser will not sell a stock merely because the market capitalization of a company in the portfolio moves outside of this capitalization range or because the index capitalization range changes. Because of this, the Fund may have less than 80% of its net assets in equity securities of small-cap companies at any given time. The Adviser and sub-advisers select equity securities from a number of industries based on the merits of individual companies, although at times the Fund's investments may be focused in one or more market sectors, such as information technology.
The Fund uses a multi sub-adviser investment strategy that combines growth, value and core investment management styles. SSGA FM will allocate the Fund's assets among the sub-advisers to maintain exposure to a combination of investment styles, but may have larger allocations to certain sub-advisers based on its assessment of the potential for better performance or to address capacity constraints of a particular sub-adviser, among other reasons. As a result, this orientation will typically produce a portfolio that does not materially favor value or growth style investing, and allows the Fund the potential to benefit from both value and growth cycles in the marketplace.
The Adviser and sub-advisers seek to identify securities of companies that they believe have desirable characteristics for the Fund such as:
•
high quality management focused on generating shareholder value;
•
attractive products or services;
•
appropriate capital structures; and/or
•
strong competitive positions in their industries.
In addition, a sub-adviser with a value investment style generally will seek to identify securities of companies with characteristics such as attractive valuation, while a sub-adviser with a growth investment style generally will seek to identify securities of companies with strong growth potential.
The Adviser and sub-advisers may consider selling a security when one of these characteristics no longer applies, when the Adviser or sub-adviser believes that the valuation has become excessive, or more attractive alternatives are identified.
The Fund also may invest up to 20% of its net assets (plus any borrowings for investment purposes) in securities with capitalizations outside the Fund's small-cap range and up to 10% of its total assets in foreign securities. The Fund also may invest up to 20% of its net assets (plus any borrowings for investment purposes) in debt securities and up to 10% in below-investment grade debt securities. The Adviser and sub-advisers may also use various types of derivative instruments (such as futures contracts, options and forward contracts) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling such securities.
5

State Street Institutional Funds
State Street Institutional
Small-Cap Equity Fund
Fund Summary

Principal Risks
The Fund is subject to the following principal risks. You could lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund. An investment in the Fund is subject to investment risks, including possible loss of principal, is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund may not achieve its investment objective. The Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. Investors should consult their own advisers as to the role of the Fund in their overall investment programs.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Small-, Mid-, and Micro-Capitalization Securities Risk: The securities of small-, mid- and micro-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale, and their values may have significant volatility. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-, mid- and micro-capitalization companies could trail the returns on investments in securities of larger companies.
Asset Allocation Risk: The Fund's investment performance depends upon the successful allocation by the Adviser of the Fund's assets among asset classes, geographical regions, industry sectors, and specific issuers and investments. There is no guarantee that the Adviser's allocation techniques and decisions will produce the desired results.
Company Risk: Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, regulatory, geopolitical, and other conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, regulatory, geopolitical and other conditions can adversely affect the price of an investment. The price of securities of smaller, less well-known issuers can be more volatile than the price of securities of larger issuers or the market in general.
Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts, repurchase agreements, reverse repurchase agreements, and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.
6

State Street Institutional Funds
State Street Institutional
Small-Cap Equity Fund
Fund Summary

Currency Risk: The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and delays, restrictions or prohibitions on the repatriation of foreign currencies. Foreign currency exchange rates may have significant volatility, and changes in the values of foreign currencies against the U.S. dollar may result in substantial declines in the values of the Fund's assets denominated in foreign currencies.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities. High levels of inflation and/or a significantly changing interest rate environment can lead to heightened levels of volatility and reduced liquidity.
Derivatives Risk: Derivative transactions can create investment leverage and may have significant volatility. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, changes in the value of a derivative transaction may not correlate perfectly with the underlying asset, and the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations. A derivatives transaction may not behave in the manner anticipated by the Adviser or sub-adviser or may not have the effect on the Fund anticipated by the Adviser or sub-adviser.
Growth Stock Risk: The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.
Information Technology Sector Risk: Market or economic factors impacting information technology companies could have a major effect on the value of the Fund's investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Large Transactions Risk: To the extent a large proportion of the shares of the Fund are held by a small number of shareholders (or a single shareholder), including funds or accounts over which the Adviser has investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem Fund Shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser. In addition, a large number of shareholders collectively may purchase or redeem Fund Shares in large amounts rapidly or unexpectedly (collectively, such transactions are referred to as “large shareholder transactions”). Large shareholder transactions could adversely affect the ability of the Fund to conduct its investment program.
7

State Street Institutional Funds
State Street Institutional
Small-Cap Equity Fund
Fund Summary

Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Management Risk: The Fund is actively managed by the Adviser and multiple sub-advisers. The Adviser's or sub-advisers' judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser's or sub-advisers' investment techniques and decisions will produce the desired results. Additionally, because portions of the Fund's assets are managed by the Adviser and multiple sub-advisers, each using different investment styles, the Fund could engage in overlapping security transactions, potentially leading to the Fund holding a more concentrated position in these securities.
Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent that the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Value Stock Risk: A “value” style of investing is subject to the risk that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Value stocks present the risk that they may decline in price or never reach their expected full market value, either because the market fails to recognize a stock's intrinsic worth or the Adviser or sub-adviser overestimates the stock's expected value.
8

State Street Institutional Funds
State Street Institutional
Small-Cap Equity Fund
Fund Summary

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns from year-to-year and by showing how the Fund's average annual returns for the periods ended December 31, 2025 compared with those of a broad measure of market performance. The bar chart shows how the Investment Class shares' returns have varied for each full calendar year shown. Except for differences in returns resulting from differences in fees and expenses, all share classes would have substantially similar returns because all share classes invest in the same portfolio of securities. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (800)-242-0134 or by visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	28.80%	Q4 2020
Lowest Quarterly Return	-31.22%	Q1 2020
Average Annual Total Returns (for periods ended 12/31/25)
	One Year	Five Years	Ten Years
Investment Class
Return Before Taxes	0.47%	5.48%	9.22%
Return After Taxes on Distributions	-3.29%	2.58%	6.66%
Return After Taxes on Distributions and Sale of Fund Shares	2.64%	3.84%	6.92%
Service Class Return Before Taxes	0.27%	5.22%	8.95%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	12.81%	6.09%	9.62%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation and may differ from those shown above, and after-tax returns are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).  After tax returns are shown only for Investment Class and after tax returns will vary for other share classes. Except for differences in returns resulting from differences in fees, expenses, and sales charges (as applicable), all share classes would have substantially similar returns because all share classes invest in the same portfolio of securities.
Investment Adviser and Sub-Advisers
SSGA FM serves as the investment adviser to the Fund. Champlain Investment Partners, LLC (“Champlain”), Kennedy Capital Management LLC (“Kennedy”), Palisade Capital Management, LP (“Palisade”), SouthernSun Asset Management, LLC (“SouthernSun”), and Westfield Capital Management Company, L.P. (“Westfield”) serve as investment sub-advisers to the Fund, subject to the oversight of SSGA FM. The Adviser and certain other affiliates of State Street Corporation make up State Street Investment Management.
The professionals primarily responsible for the day-to-day management of the Fund are Shawn McKay, Fares Altaher, Scott Brayman, Frank Latuda, Jr., McAfee Burke, Dennison Veru, Marc Shapiro, Phillip Cook, William Muggia, and Richard Lee. Mr. McKay has served as a portfolio manager of the Fund since 2019, Mr. Altaher has served as a portfolio manager of the Fund since May 2022, Mr. Brayman has served as a portfolio manager of the Fund since 2008, Mr. Latuda has served as a portfolio manager of the Fund since 2010, Mr. Burke has served as a portfolio manager of the Fund since 2022, Mr. Veru has served as a portfolio manager since 2000, Mr. Shapiro has served as a portfolio manager of the Fund since 2012, Mr. Cook has served as a portfolio manager of the Fund since 2021, Messrs. Muggia and Lee have served as portfolio managers of the Fund since March 2024.
9

State Street Institutional Funds
State Street Institutional
Small-Cap Equity Fund
Fund Summary

Shawn McKay, CFA, is a Vice President of the Adviser and a member of the Investment Strategist Team within the Investment Solutions Group. He joined the Adviser in 2007.
Fares Altaher is a Vice President of the Adviser and a member of the Manager Research Team for the Investment Solutions Group. He joined the Adviser in 2018.
Scott Brayman, CFA, is a Managing Partner and Chief Investment Officer of Small and Mid-Cap Strategies at Champlain. He joined Champlain in 2004.
Frank Latuda Jr., CFA, is Chief Investment Officer and Portfolio Manager at Kennedy. He joined Kennedy in 1997.
McAfee Burke, CFA, is a Portfolio Manager at Kennedy. He joined Kennedy in 2015.
Marc Shapiro is a Partner and Senior Portfolio Manager at Palisade. He joined Palisade in 2004.
Dennison Veru is the Senior Partner and Chief Investment Officer at Palisade. He joined Palisade in 2000.
Phillip Cook is the Chief Investment Officer and Principal at SouthernSun. He joined SouthernSun in 2006.
William A. Muggia is the Chief Executive Officer and Chief Investment Officer at Westfield. He joined Westfield in 1994.
Richard D. Lee, CFA, is a Managing Partner and Chief Investment Officer at Westfield. He joined Westfield in 2004.
Purchase and Sale of Fund Shares
Purchase minimums
Direct Institutional Investors (i.e., institutional investors purchasing shares for their own accounts)
To establish an account	$5,000,000
To add to an existing account	None
All Other Eligible Investors
To establish an account	$10,000,000
To add to an existing account	None
You may purchase or redeem Fund Shares on any day the Fund is open for business.
Written Requests and Wire Transfers. You may purchase or redeem Fund Shares by written request, or wire transfer by calling us at 1-800-242-0134.
Written requests should be sent to:
By Mail:
State Street Investment Management
c/o U.S. Bank Global Fund Services, LLC
P.O. Box 219238
Kansas City, MO 64121-9238
By Overnight/Registered, Express, Certified Mail:
State Street Investment Management
c/o U.S. Bank Global Fund Services, LLC
801 Pennsylvania Ave, Suite 219238
Kansas City, MO 64105-1307
By Intermediary:
If you wish to purchase or redeem Fund Shares through a broker, bank or other financial intermediary (“Financial Intermediary”), please contact that Financial Intermediary directly. Your Financial Intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open.
10

State Street Institutional Funds
State Street Institutional
Small-Cap Equity Fund
Fund Summary

Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or IRA. Any withdrawals made from a tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other Financial Intermediary (such as a bank), the Fund, the Adviser or its affiliates may pay the Financial Intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary's website for more information.
11

State Street Institutional Funds
State Street Institutional
U.S. Equity Fund
Fund Summary

Investment Objective
The investment objective of the State Street Institutional U.S. Equity Fund (the “Fund”) is to seek long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Fund Shares”). You may pay brokerage commissions and other fees to financial intermediaries which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)
	Investment Class	Service Class
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the sale proceeds or the original offering price)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investment Class	Service Class
Management Fees[1]	0.37%	0.37%
Distribution and Shareholder Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.38%	0.63%
1
The Fund's management fee is a “unitary” fee that includes most operating expenses payable by the Fund. The rate is subject to breakpoints and differs depending on the average daily net assets of the Fund. Accordingly, actual management fee rate may be higher or lower than shown above.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Investment Class	$39	$122	$213	$480
Service Class	$64	$202	$351	$786
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 43% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) under normal circumstances in equity securities of U.S. companies, such as common and preferred stocks. The Fund considers a company to be a U.S. company if it generates at least 50% of its revenues or profits from business activities in the U.S., has at least 50% of its assets situated in the U.S., or has the principal trading market for its securities in the U.S.
12

State Street Institutional Funds
State Street Institutional
U.S. Equity Fund
Fund Summary

The Fund is designed to produce a broadly diversified portfolio, and typically has characteristics similar to the S&P 500® Index, including average market capitalization and dividend yield potential. At times, the Fund's investments may be focused in one or more market sectors, such as information technology.
Through fundamental company research involving analyzing financial statements and other information about a company, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the Fund's investment adviser, primarily seeks to identify securities of large and medium sized companies (meaning companies with market capitalizations of $2 billion or more) that they believe have desirable characteristics for the Fund such as:
•
low valuations in relation to their peers, the market, their historical valuations or their growth rate potential;
•
appropriate capital structures; and/or
•
high quality management focused on generating shareholder value.
The Adviser may consider selling a security when one of these characteristics no longer applies, when the Adviser believes that the valuation has become excessive, or when more attractive alternatives are identified.
The Fund also may invest up to 15% of its net assets (plus any borrowings for investment purposes) in foreign securities and up to 20% of its net assets (plus any borrowings for investment purposes) in debt securities. The Adviser may also use various types of derivative instruments (such as futures contracts, options and forward contracts) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling such securities.
Principal Risks
The Fund is subject to the following principal risks. You could lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund. An investment in the Fund is subject to investment risks, including possible loss of principal, is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund may not achieve its investment objective. The Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. Investors should consult their own advisers as to the role of the Fund in their overall investment programs.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Information Technology Sector Risk: Market or economic factors impacting information technology companies could have a major effect on the value of the Fund's investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. Stocks of technology companies and compa
13

State Street Institutional Funds
State Street Institutional
U.S. Equity Fund
Fund Summary

nies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Company Risk: Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, regulatory, geopolitical, and other conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, regulatory, geopolitical and other conditions can adversely affect the price of an investment. The price of securities of smaller, less well-known issuers can be more volatile than the price of securities of larger issuers or the market in general.
Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts, repurchase agreements, reverse repurchase agreements, and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.
Currency Risk: The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and delays, restrictions or prohibitions on the repatriation of foreign currencies. Foreign currency exchange rates may have significant volatility, and changes in the values of foreign currencies against the U.S. dollar may result in substantial declines in the values of the Fund's assets denominated in foreign currencies.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities. High levels of inflation and/or a significantly changing interest rate environment can lead to heightened levels of volatility and reduced liquidity.
Derivatives Risk: Derivative transactions can create investment leverage and may have significant volatility. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, changes in the value of a derivative transaction may not correlate perfectly with the underlying asset, and the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations. A derivatives transaction may not behave in the manner anticipated by the Adviser or may not have the effect on the Fund anticipated by the Adviser.
Growth Stock Risk: The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.
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State Street Institutional Funds
State Street Institutional
U.S. Equity Fund
Fund Summary

Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Large Transactions Risk: To the extent a large proportion of the shares of the Fund are held by a small number of shareholders (or a single shareholder), including funds or accounts over which the Adviser has investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem Fund Shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser. In addition, a large number of shareholders collectively may purchase or redeem Fund Shares in large amounts rapidly or unexpectedly (collectively, such transactions are referred to as “large shareholder transactions”). Large shareholder transactions could adversely affect the ability of the Fund to conduct its investment program.
Management Risk: The Fund is actively managed. The Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy or as to a hedging strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser's investment techniques and decisions will produce the desired results.
Mid-Capitalization Securities Risk: The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale, and their values may be volatile.
Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent that the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Value Stock Risk: A “value” style of investing is subject to the risk that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Value stocks present the risk that they may decline in price or never reach their expected full market value, either because the market fails to recognize a stock's intrinsic worth or the Adviser overestimates the stock's expected value.
15

State Street Institutional Funds
State Street Institutional
U.S. Equity Fund
Fund Summary

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns from year-to-year and by showing how the Fund's average annual returns for the periods ended December 31, 2025 compared with those of a broad measure of market performance. The bar chart shows how the Investment Class shares' returns have varied for each full calendar year shown. Except for differences in returns resulting from differences in fees and expenses, all share classes would have substantially similar returns because all share classes invest in the same portfolio of securities. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (800)-242-0134 or by visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	21.32%	Q2 2020
Lowest Quarterly Return	-17.77%	Q1 2020
Average Annual Total Returns (for periods ended 12/31/25)
	One Year	Five Years	Ten Years
Investment Class
Return Before Taxes	17.09%	14.12%	14.99%
Return After Taxes on Distributions	15.01%	9.97%	11.23%
Return After Taxes on Distributions and Sale of Fund Shares	11.40%	10.13%	11.02%
Service Class Return Before Taxes	16.77%	13.84%	14.71%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation and may differ from those shown above, and after-tax returns are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).  After tax returns are shown only for Investment Class and after tax returns will vary for other share classes. Except for differences in returns resulting from differences in fees, expenses, and sales charges (as applicable), all share classes would have substantially similar returns because all share classes invest in the same portfolio of securities.
Investment Adviser
SSGA FM serves as the investment adviser to the Fund. The Adviser and certain other affiliates of State Street Corporation make up State Street Investment Management.
The professionals primarily responsible for the day-to-day management of the Fund are Michael Solecki, Paul Nestro and Chris Sierakowski. Mr. Solecki has served as a portfolio manager of the Fund since 2019, Mr. Nestro has served as a portfolio manager since 2018 and Mr. Sierakowski has served as a portfolio manager of the Fund since 2017.
Michael Solecki, CFA, is a Senior Managing Director of the Adviser, Portfolio Manager and the Chief Investment Officer for Fundamental Equity. He joined the Adviser in 2016 through the acquisition of GE Asset Management Incorporated (“GEAM”) by the ultimate parent company of State Street Investment Management.
Paul Nestro, CFA, is a Managing Director of the Adviser and the Director of Fundamental Growth and Core Equity Research. He joined the Adviser in 2016 through the acquisition of GEAM by the ultimate parent company of State Street Investment Management.
16

State Street Institutional Funds
State Street Institutional
U.S. Equity Fund
Fund Summary

Chris Sierakowski, CFA, is a Managing Director of the Adviser and a Portfolio Manager in the Fundamental Growth and Core U.S. Equity Group. He joined the Adviser in 2016 through the acquisition of GEAM by the ultimate parent company of the ultimate parent company of State Street Investment Management.
Purchase and Sale of Fund Shares
Purchase minimums
Direct Institutional Investors (i.e., institutional investors purchasing shares for their own accounts)
To establish an account	$5,000,000
To add to an existing account	None
All Other Eligible Investors
To establish an account	$10,000,000
To add to an existing account	None
You may purchase or redeem Fund Shares on any day the Fund is open for business.
Written Requests and Wire Transfers. You may purchase or redeem Fund Shares by written request, or wire transfer by calling us at 1-800-242-0134.
Written requests should be sent to:
By Mail:
State Street Investment Management
c/o U.S. Bank Global Fund Services, LLC
P.O. Box 219238
Kansas City, MO 64121-9238
By Overnight/Registered, Express, Certified Mail:
State Street Investment Management
c/o U.S. Bank Global Fund Services, LLC
801 Pennsylvania Ave, Suite 219238
Kansas City, MO 64105-1307
By Intermediary:
If you wish to purchase or redeem Fund Shares through a broker, bank or other financial intermediary (“Financial Intermediary”), please contact that Financial Intermediary directly. Your Financial Intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or IRA. Any withdrawals made from a tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other Financial Intermediary (such as a bank), the Fund, the Adviser or its affiliates may pay the Financial Intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary's website for more information.
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Fund Objectives, Strategies and Risks
Investment Objective
The State Street Institutional Funds' (the “Trust”) Board of Trustees (the “Board” or “Board of Trustees”) may change each Fund's investment strategies and other policies without shareholder approval, except as otherwise indicated. The investment objective or objectives of a Fund are fundamental and cannot be changed without the approval of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of that Fund.
Principal Investment Strategies
State Street Institutional Small-Cap Equity Fund
The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) under normal circumstances in equity securities of small-cap companies, such as common and preferred stocks. In addition to common stocks and preferred stocks, equity securities may also include depositary receipts, convertible securities, and rights and warrants of U.S. and foreign companies.
The Fund defines a small-cap company as one with a market capitalization that, at the time of initial investment, falls between (a) the market capitalization of the smallest company in the Russell 2000® Index and (b) either the larger of the market capitalization of the largest company in the Russell 2000® Index or $3.0 billion. As of December 31, 2025, the market capitalizations of companies in the Russell 2000® Index ranged from $1.98 million to $31.15 billion.These capitalization ranges will change over time. The Adviser or a sub-adviser will not sell a stock merely because the market capitalization of a company in the portfolio moves outside of this capitalization range or because the index capitalization range changes. Because of this, the Fund may have less than 80% of its net assets in equity securities of small-cap companies at any given time. The Adviser and sub-advisers select equity securities from a number of industries based on the merits of individual companies, although at times the Fund's investments may be focused in one or more market sectors, such as information technology.
The Fund uses a multi sub-adviser investment strategy that combines growth, value and core investment management styles. SSGA FM will allocate the Fund's assets among the sub-advisers to maintain exposure to a combination of investment styles, but may have larger allocations to certain sub-advisers based on its assessment of the potential for better performance or to address capacity constraints of a particular sub-adviser, among other reasons. As a result, this orientation will typically produce a portfolio that does not materially favor value or growth style investing, and allows the Fund the potential to benefit from both value and growth cycles in the marketplace.
The Adviser and sub-advisers seek to identify securities of companies that they believe have desirable characteristics for the Fund such as:
•
high quality management focused on generating shareholder value;
•
attractive products or services;
•
appropriate capital structures; and/or
•
strong competitive positions in their industries.
In addition, a sub-adviser with a value investment style generally will seek to identify securities of companies with characteristics such as attractive valuation, while a sub-adviser with a growth investment style generally will seek to identify securities of companies with strong growth potential.
The Adviser and sub-advisers may consider selling a security when one of these characteristics no longer applies, when the Adviser or sub-adviser believes that the valuation has become excessive, or more attractive alternatives are identified.
The Fund also may invest up to 20% of its net assets (plus any borrowings for investment purposes) in securities with capitalizations outside the Fund's small-cap range and up to 10% of its total assets in foreign securities. The Fund also may invest up to 20% of its net assets (plus any borrowings for investment purposes) in debt securities and up to 10% in below-investment grade debt securities. The Adviser and sub-advisers may also use various types of derivative instruments (such as futures contracts, options and forward contracts) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling such securities.
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The Fund may also invest in repurchase agreements, reverse repurchase agreements, when-issued and delayed delivery securities, and may hold securities that are restricted as to resale. The Fund may invest in other investment companies, including ETFs, to the extent permitted by applicable law (including those advised by the Adviser). The Fund also may lend its securities.
* The Russell 2000® Index is constructed to provide an unbiased small-cap barometer and is reconstituted annually. The capitalization range, however, may change significantly intra-year due to changes in the market capitalizations of securities that comprise the Index.
State Street Institutional U.S. Equity Fund
The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) under normal circumstances in equity securities of U.S. companies, such as common and preferred stocks. The Fund considers a company to be a U.S. company if it generates at least 50% of its revenues or profits from business activities in the U.S., has at least 50% of its assets situated in the U.S., or has the principal trading market for its securities in the U.S. In addition to common stocks and preferred stocks, equity securities may also include depositary receipts, convertible securities, and rights and warrants of U.S. and foreign companies.
The Fund is designed to produce a broadly diversified portfolio, and typically has characteristics similar to the S&P 500® Index, including average market capitalization and dividend yield potential. At times, the Fund's investments may be focused in one or more market sectors, such as information technology.
Through fundamental company research involving analyzing financial statements and other information about a company, the Adviser primarily seeks to identify securities of large and medium sized companies (meaning companies with market capitalizations of $2 billion or more) that they believe have desirable characteristics for the Fund such as:
•
low valuations in relation to their peers, the market, their historical valuations or their growth rate potential;
•
appropriate capital structures; and/or
•
high quality management focused on generating shareholder value.
The Adviser may consider selling a security when one of these characteristics no longer applies, when the Adviser believes that the valuation has become excessive, or when more attractive alternatives are identified.
The Fund also may invest up to 15% of its net assets (plus any borrowings for investment purposes) in foreign securities and up to 20% of its net assets (plus any borrowings for investment purposes) in debt securities. The Adviser may also use various types of derivative instruments (such as futures contracts, options and forward contracts) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling such securities.
The Fund may also invest in repurchase agreements, reverse repurchase agreements, when-issued and delayed delivery securities, and may hold securities that are restricted as to resale. The Fund may invest in other investment companies, including ETFs, to the extent permitted by applicable law (including those advised by the Adviser). The Fund also may lend its securities.
Additional Information About Risks
The Funds are subject to the following principal risks. Risk information is applicable to all Funds unless otherwise noted. The risks are described in alphabetical order and not in the order of importance or potential exposure.
Asset Allocation Risk (principal risk for State Street Institutional Small-Cap Equity Fund). A Fund's investment performance depends upon the successful allocation of the Fund's assets among asset classes, geographical regions, industry sectors, and specific issuers and investments. There is no guarantee that a Fund's allocation techniques and decisions will produce the desired results. It is possible to lose money on an investment in a Fund as a result of these allocation decisions.
Call/Prepayment Risk. Call/prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund earlier than expected or required. This may occur, for example, when there is a decline in interest rates, and an issuer of bonds or preferred stock redeems the bonds or stock in order to replace them with obligations on
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which it is required to pay a lower interest or dividend rate. It may also occur when there is an unanticipated increase in the rate at which mortgages or other receivables underlying mortgage- or asset-backed securities held by a Fund are prepaid. In any such case, a Fund may be forced to invest the prepaid amounts in lower-yielding investments, resulting in a decline in the Fund's income.
Company Risk. Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, regulatory, geopolitical, and other conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, regulatory, geopolitical and other conditions can adversely affect the price of an investment. The price of securities of smaller, less well-known issuers can be more volatile than the price of securities of larger issuers or the market in general.
Counterparty Risk. A Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts and other transactions such as repurchase agreements or reverse repurchase agreements. A Fund's ability to profit from these types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations. If a counterparty fails to meet its contractual obligations, a Fund may be unable to terminate or realize any gain on the investment or transaction, resulting in a loss to the Fund. A Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding involving its counterparty (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances. If a Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty. Under applicable law or contractual provisions, including if a Fund enters into an investment or transaction with a financial institution and such financial institution (or an affiliate of the financial institution) experiences financial difficulties, then the Fund may in certain situations be prevented or delayed from exercising its rights to terminate the investment or transaction, or to realize on any collateral and may result in the suspension of payment and delivery obligations of the parties under such investment or transactions or in another institution being substituted for that financial institution without the consent of the Fund. Further, a Fund may be subject to “bail-in” risk under applicable law whereby, if required by the financial institution's authority, the financial institution's liabilities could be written down, eliminated or converted into equity or an alternative instrument of ownership. A bail-in of a financial institution may result in a reduction in value of some or all of its securities and, if a Fund holds such securities or has entered into a transaction with such a financial security when a bail-in occurs, such Fund may also be similarly impacted.
Credit Risk. Credit risk is the risk that an issuer, guarantor or liquidity provider of a fixed-income security held by a Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. It includes the risk that the security will be downgraded by a credit rating agency; generally, lower credit quality issuers present higher credit risks. An actual or perceived decline in creditworthiness of an issuer of a fixed-income security held by a Fund may result in a decrease in the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when a Fund owns securities of the issuer or that the issuer will default on its obligations or that the obligations of the issuer will be limited or restructured.
The credit rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition and does not reflect an assessment of an investment's volatility or liquidity. Securities rated in the lowest category of investment-grade are considered to have speculative characteristics. If a security held by a Fund loses its rating or its rating is downgraded, the Fund may nonetheless continue to hold the security in the discretion of the Adviser or sub-adviser. In the case of asset-backed or mortgage-related securities, changes in the actual or perceived ability of the obligors on the underlying assets or mortgages to make payments of interest and/or principal may affect the values of those securities.
Currency Risk. Investments in issuers in different countries are often denominated in currencies other than the U.S. dollar. Changes in the values of those currencies relative to the U.S. dollar may have a positive or negative effect on the values of a Fund's investments denominated in those currencies. The values of other currencies relative to the U.S. dollar may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by national governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments. Currency values can decrease significantly both in the short term and over the long term in response to these and other developments. Continuing uncertainty as to the status
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of the Euro and the Economic and Monetary Union of the European Union (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU, or any continued uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of a Fund's portfolio investments.
Debt Securities Risk. The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of a Fund's fixed income securities to decrease, an adverse impact on the liquidity of a Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, a Fund's yield can be low, and a Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by a Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities. High levels of inflation and/or a significantly changing interest rate environment can lead to heightened levels of volatility and reduced liquidity.
Depositary Receipts Risk (principal risk for State Street Institutional U.S. Equity Fund). American Depositary Receipts (“ADRs”) are typically trust receipts issued by a U.S. bank or trust company that evidence an indirect interest in underlying securities issued by a foreign entity. Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and other types of depositary receipts are typically issued by non-U.S. banks or financial institutions to evidence an interest in underlying securities issued by either a U.S. or a non-U.S. entity. Investments in non-U.S. issuers through ADRs, GDRs, EDRs, and other types of depositary receipts generally involve risks applicable to other types of investments in non-U.S. issuers. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, a Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. There may be less publicly available information regarding the issuer of the securities underlying a depositary receipt than if those securities were traded directly in U.S. securities markets. Depositary receipts may or may not be sponsored by the issuers of the underlying securities, and information regarding issuers of securities underlying unsponsored depositary receipts may be more limited than for sponsored depositary receipts. The values of depositary receipts may decline for a number of reasons relating to the issuers or sponsors of the depositary receipts, including, but not limited to, insolvency of the issuer or sponsor. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. To the extent a Fund invests in depositary receipts based on securities included in its Index, such differences in prices may increase index tracking risk.
Derivatives Risk. A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset, interest rate, or index. Derivative transactions typically involve leverage and may have significant volatility. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, that changes in the value of a derivative transaction may not correlate perfectly with the underlying asset, and that a Fund may not be able to close out a derivative transaction at a favorable time or price. Risks associated with derivative instruments include potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty's credit quality; the potential for the derivative transaction not to have the effect the Adviser or sub-adviser anticipated or a different or less favorable effect than the Adviser or sub-adviser anticipated; the failure of the counterparty to the derivative transaction to perform its obligations under the transaction or to settle a trade; possible mispricing or improper valuation of the derivative instrument; imperfect correlation in the value of a derivative with the asset, rate, or index underlying the derivative; the risk that a Fund may be required to post collateral or margin with its counterparty, and will not be able to recover the collateral or margin in the event of the counterparty's insolvency or bankruptcy; the risk that a Fund will experience losses on its derivatives investments and on its other portfolio investments, even when the derivatives investments may be intended in part or entirely to hedge those portfolio investments; the risks specific to the asset underlying the derivative instrument; lack of liquidity for the derivative instrument, including, without limitation,
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absence of a secondary trading market; the potential for reduced returns to a Fund due to losses on the transaction and an increase in volatility; the potential for the derivative transaction to have the effect of accelerating the recognition of gain; and legal risks arising from the documentation relating to the derivative transaction.
Forward Currency Contracts Risk. In a forward currency contract, a Fund agrees to buy in the future an amount in one currency in return for another currency, at an exchange rate determined at the time the contract is entered into. If currency exchange rates move against a Fund's position during the term of the contract, the Fund will lose money on the contract. There is no limit on the extent to which exchange rates may move against a Fund's position. The markets for certain currencies may at times become illiquid, and a Fund may be unable to enter into new forward contracts or to close out existing contracts. Forward currency contracts are entered into in the over-the-counter market, and a Fund's ability to profit from a contract will depend on the willingness and ability of its counterparty to perform its obligations under the contract. Use by a Fund of foreign currency forward contracts may give rise to investment leverage.
Futures Contract Risk. The risk of loss relating to the use of futures contracts is potentially unlimited. The ability to establish and close out positions in futures contracts will be subject to the development and maintenance of a liquid market. There is no assurance that a liquid market on an exchange will exist for any particular futures contract or at any particular time. In the event no such market exists, it might not be possible to effect closing transactions, and a Fund will be unable to terminate the futures contract. In using futures contracts, a Fund will be reliant on the ability of the Adviser or sub-adviser to predict market and price movements correctly; the skills needed to use such futures contracts successfully are different from those needed for traditional portfolio management. If a Fund uses futures contracts for hedging purposes, there is a risk of imperfect correlation between movements in the prices of the futures contracts and movements in the securities or index underlying the futures contracts or movements in the prices of the Fund's investments that are the subject of such hedge. The prices of futures contracts, for a number of reasons, may not correlate perfectly with movements in the securities or index underlying them. For example, participants in the futures markets are subject to margin deposit requirements. Such requirements may cause investors to take actions with respect to their futures positions that they would not otherwise take. The margin requirements in the futures markets may be less onerous than margin requirements in the securities markets in general, and as a result those markets may attract more speculators than the securities markets do. Increased participation by speculators in those markets may cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Adviser or sub-adviser still may not result in a successful futures activity over a very short time period. The risk of a position in a futures contract may be very large compared to the relatively low level of margin a Fund is required to deposit. A Fund will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. A Fund will incur brokerage fees in connection with its futures transactions. In the event of an insolvency of the futures commission merchant or a clearing house, a Fund may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or to realize the value of any increase in the price of its positions, or it may experience a significant delay in doing so. The Commodity Futures Trading Commission (the “CFTC”), certain foreign regulators, and many futures exchanges have established limits referred to as “position limits” on the maximum net long or net short positions that any person and certain affiliated entities may hold or control in a particular futures and options contract. In addition, federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals and energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of complying with position limits. It is possible that the positions of different clients managed by the Adviser may be aggregated for this purpose. Therefore, the trading decisions of the Adviser may have to be modified and positions held by a Fund liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of a Fund. A violation of position limits could also lead to regulatory action materially adverse to a Fund's investment strategy. The Fund may also be affected by other regimes, including those of the European Union and United Kingdom, and trading venues that impose position limits on commodity derivative contracts. In addition, exchanges may establish accountability levels applicable to a futures contract instead of position limits, provided that the futures contract is not subject to federal position limits. An exchange may order a person who holds or controls a position in excess of a position accountability level not to further increase its position, to comply with any prospective limit that exceeds the size of the position owned or controlled, or to reduce any open position that exceeds the position accountability level if the exchange
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determines that such action is necessary to maintain an orderly market. Position accountability levels could adversely affect a Fund's ability to establish and maintain positions in commodity futures contracts to which such levels apply, if the Fund were to trade in such contracts, and a Fund's ability to achieve its investment objective.
Futures contracts traded on markets outside the U.S. are not generally subject to the same level of regulation by the CFTC or other U.S. regulatory entities as contracts traded in the U.S., including without limitation as to the execution, delivery, and clearing of transactions. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country in question. Margin and other payments made by the Fund may not be afforded the same protections as are afforded those payments in the U.S., including in connection with the insolvency of an executing or clearing broker or a clearinghouse or exchange. Certain foreign futures contracts may be less liquid and more volatile than U.S. contracts.
Index Futures Contracts and Related Options. A Fund may buy and sell futures contracts and options on those futures contracts. An “index futures” contract is a contract to buy or sell units of an index at an agreed price on a specified future date. Depending on the change in value of the Index between the time when a Fund enters into and closes out an index future or option transaction, a Fund realizes a gain or loss. Options and futures transactions involve risks. For example, it is possible that changes in the prices of futures contracts will not correlate precisely with changes in the value of the Index. In those cases, use of futures contracts and related options might decrease the correlation between the return of a Fund and the return of the Index. In addition, a Fund incurs transaction costs in entering into, and closing out, positions in futures contracts and related options. Funds that enter into contracts with counterparties run the risk that the counterparty will be unwilling or unable to make timely settlement payments or otherwise honor its obligations. This risk is typically less for exchange-traded derivatives, such as those a Fund may invest in. These costs typically have the effect of reducing the correlation between the return of a Fund and the return of the Index. Because the market for futures contracts and options may be illiquid, a Fund may have to hold a contract or option when the Adviser would otherwise have closed out the position, or it may only be able to close out at a price lower than what the Adviser believes is the fair value of the contract or option, thereby potentially reducing the return of a Fund.
Other Derivative Transactions. A Fund may enter into derivatives transactions involving options and swaps. These transactions involve many of the same risks as those described above under “Index Futures Contracts and Related Options.”  In addition, since many of such transactions are conducted directly with counterparties, and not on an exchange or board of trade, a Fund's ability to realize any investment return on such transactions is generally subject to greater risk including that the counterparty will be unable or unwilling to meet its obligations.
Dividend-Paying Securities Risk (principal risk for State Street Institutional U.S. Equity Fund). Securities that pay dividends, as a group, can fall out of favor with the market, causing such companies to underperform companies that do not pay dividends. In addition, changes in the dividend policies of the companies held by a Fund or the capital resources available for such company's dividend payments may adversely affect the Fund.
Equity Investing Risk. The market prices of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer's goods or services. The values of equity securities also may decline due to general industry or market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Growth Stock Risk. The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, revenues, the economy, political developments, or other news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, at times when it holds substantial investments in growth stocks, a Fund may underperform other investment funds that invest more broadly or that favor different investment styles. Because growth companies typically reinvest their earnings, growth stocks typically do not pay dividends at levels associated with other types of stocks, if at all.
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Information Technology Sector Risk. Market or economic factors impacting information technology companies could have a major effect on the value of the Fund's investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Interest Rate Risk. Interest rate risk is the risk that the securities held by a Fund will decline in value because of increases in market interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, the value of a security with a duration of five years would be expected to decrease by 5% for every 1% increase in interest rates. Falling interest rates also create the potential for a decline in a Fund's income and yield. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Variable and floating rate securities also generally increase or decrease in value in response to changes in interest rates, although generally to a lesser degree than fixed-rate securities. A substantial increase in interest rates may also have an adverse impact on the liquidity of a security, especially those with longer durations. Changes in governmental policy, including changes in central bank monetary policy, could cause interest rates to rise rapidly, or cause investors to expect a rapid rise in interest rates. This could lead to heightened levels of interest rate, volatility and liquidity risks for the fixed income markets generally and could have a substantial and immediate effect on the values of a Fund's investments. High levels of inflation and/or a significantly changing interest rate environment can lead to heightened levels of volatility and reduced liquidity.
Large-Capitalization Securities Risk (principal risk for State Street Institutional U.S. Equity Fund). Securities issued by large-capitalization companies may present risks not present in smaller companies. For example, larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies, especially during strong economic periods. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies.
Large Transactions Risk. To the extent a large proportion of the shares of a Fund are highly concentrated or held by a small number of shareholders (or a single shareholder), including funds or accounts over which the Adviser has investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem Fund Shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser. In addition, a large number of shareholders collectively may purchase or redeem Fund Shares in large amounts rapidly or unexpectedly (collectively, such transactions are referred to as “large shareholder transactions”). Large shareholder transactions could adversely affect the ability of the Fund to conduct its investment program. For example, they could require a Fund to sell portfolio securities or purchase portfolio securities unexpectedly and incur substantial transaction costs and/or accelerate the realization of taxable income and/or gains to shareholders. The effects of taxable income and/or gains resulting from large shareholder transactions would particularly impact non-redeeming shareholders who do not hold their Fund Shares in an IRA, 401(k) plan or other tax-advantaged plan. To the extent that such transactions result in short-term capital gains, such gains will generally be taxed at the ordinary income tax rate for shareholders who hold Fund Shares in a taxable account. In addition, a Fund may be required to sell its more liquid portfolio investments to meet a large redemption, in which case the Fund's remaining assets may be less liquid, more volatile, and more difficult to price. A Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns. A number of circumstances may cause a Fund to experience large redemptions, such as changes in investors' circumstances; changes in the eligibility criteria for a Fund or share class of the Fund; liquidations, reorganizations, repositionings, or other announced Fund events; or changes in investment objectives, strategies, policies, risks, or investment personnel.
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Liquidity Risk (principal risk for State Street Institutional Small-Cap Equity Fund). Liquidity risk is the risk that a Fund may not be able to dispose of investments readily at a favorable time or prices (or at all) or at prices approximating those at which a Fund currently values them. For example, certain investments may be subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for a Fund to value illiquid investments accurately. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Disposal of illiquid investments may entail registration expenses and other transaction costs that are higher than those for liquid investments. A Fund may seek to borrow money to meet its obligations (including among other things redemption obligations) if it is unable to dispose of illiquid investments, resulting in borrowing expenses and possible leveraging of the Fund. In some cases, due to unanticipated levels of illiquidity a Fund may choose to meet its redemption obligations wholly or in part by distributions of assets in-kind.
The term “illiquid investments” for this purpose means investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investments. If any Fund determines at any time that it owns illiquid investments in excess of 15% of its net assets, it will cease to undertake new commitments to acquire illiquid investments until its holdings are no longer in excess of 15% of its net asset value (“NAV”), report the occurrence in compliance with Rule 30b1-10 under the 1940 Act and, depending on circumstances, may take additional steps to reduce its holdings of illiquid investments.
The U.S. Securities and Exchange Commission (“SEC”) has recently proposed rule amendments that, if adopted as proposed, could result in a larger percentage of the Fund's investments being classified as illiquid investments.
Management Risk. Each Fund is actively managed. The Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause a Fund to incur losses. There can be no assurance that the Adviser's investment techniques and decisions will produce the desired results.
Market Risk. Market prices of investments held by a Fund will go up or down, sometimes rapidly or unpredictably. A Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile, and prices of investments can change substantially due to various factors, including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in actual or perceived creditworthiness of issuers and general market liquidity. Even if general economic conditions do not change, the value of an investment in a Fund could decline if the particular industries, sectors or companies in which the Fund invests do not perform well or are adversely affected by events. Further, legal, political, regulatory and tax changes also may cause fluctuations in markets and securities prices. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, public health issues, or other events could have a significant impact on a Fund and its investments. Due to the interconnectedness of economies and financial markets throughout the world, if a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund's investments may be negatively affected. A widespread outbreak of an infectious illness and efforts to contain its spread, may result in market volatility, inflation, reduced liquidity of certain instruments, disruption in the trading of certain instruments, and systemic economic weakness. The foregoing could impact a Fund and its investments and result in disruptions to the services provided to a Fund by its service providers.
Market Disruption and Geopolitical Risk. A Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, trade policy changes or disputes, the threat of or actual imposition of tariffs, natural and environmental disasters, pandemics and epidemics, and systemic market dislocations may be highly disruptive to economies and markets. Those events, as well as other changes in foreign and domestic economic and political conditions, also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any partial or complete dissolution of the EMU, or any increased uncertainty as to its status, could have significant adverse effects on cur
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rency and financial markets, and on the values of a Fund's investments. On January 31, 2020, the United Kingdom (“UK”) formally withdrew from the European Union (“EU”) (commonly known as “Brexit”). An agreement between the UK and the EU governing their future trade relationship became effective January 1, 2021, but that agreement does not include an agreement on financial services, and it is unlikely that such agreement will be concluded. Moreover, the UK government has started a program of financial services law reform with the ultimate aim of repealing many EU financial services laws that were assimilated into UK law from January 1, 2021, and replacing them with legislation or rules made by the UK government or financial services regulators. Accordingly, uncertainty remains in certain areas as to the future relationship between the UK and the EU. Brexit has already had a significant impact on the UK, Europe, and global economies, and could continue to result in volatility and illiquidity, legal, political, economic and regulatory uncertainties and lower economic growth for these economies that could in turn have an adverse effect on the value of the Funds' investments. Any further exits from the EU, or the possibility of such exits, or the abandonment of the euro, may cause additional market disruption globally and introduce new legal and regulatory uncertainties.
Securities and financial markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the values of investments traded in these markets, including investments held by a Fund. To the extent a Fund has focused its investments in the market or index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.
Market Volatility; Government Intervention Risk. Market dislocations and other external events, such as the failures or near failures of significant financial institutions, dislocations in investment or currency markets, corporate or governmental defaults or credit downgrades, or poor collateral performance, may subject a Fund to significant risk of substantial volatility and loss. Governmental and regulatory authorities have taken, and may in the future take, actions to provide or arrange credit supports to financial institutions whose operations have been compromised by credit market dislocations and to restore liquidity and stability to financial systems in their jurisdictions; the implementation of such governmental interventions and their impact on both the markets generally and a Fund's investment program in particular can be uncertain. Governmental and non-governmental issuers may default on, or be forced to restructure, their debts, and other issuers may face difficulties obtaining credit. Raising the U.S. Government debt ceiling has become increasingly politicized. Any failure to increase the total amount that the U.S. Government is authorized to borrow could lead to a default on U.S. Government obligations. A default or a threat of default by the U.S. Government would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Fund's investments. Defaults or restructurings by governments or others of their debts could have substantial adverse effects on economies, financial markets, and asset valuations around the world. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, or investor perception that these efforts are not succeeding, could negatively affect financial markets generally as well as the values and liquidity of certain securities.
Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by entities with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are typically denominated and traded in currencies other than the U.S. dollar, the value of the Fund's assets, to the extent they are non-U.S. dollar denominated, may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the United States. The securities of some non-U.S. entities are less liquid and at times more volatile than securities of comparable U.S. entities, and could become subject to sanctions or embargoes that adversely affect a Fund's investment. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the U.S. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, and diplomatic developments that could adversely affect the values of a Fund's investments in certain non-U.S. countries. Investments in securities of non-U.S. issuers also are subject to foreign political and economic risk not associated with U.S. investments, meaning that political events (civil unrest, national elections, changes
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in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where a Fund invests could cause the Fund's investments to experience gains or losses. In addition, the threat of or actual imposition of tariffs may adversely impact the price of non-U.S. securities.
Repurchase Agreement Risk. A repurchase agreement is an agreement to buy a security from a seller at one price and a simultaneous agreement to sell it back to the original seller at an agreed-upon price, typically representing the purchase price plus interest. Repurchase agreements may be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. A Fund's investment return on such transactions will depend on the counterparty's willingness and ability to perform its obligations under a repurchase agreement. If a Fund's counterparty should default on its obligations and a Fund is delayed or prevented from recovering the collateral, or if the value of the collateral is insufficient, a Fund may realize a loss. The SEC has adopted rules that will require central clearing of repurchase transactions involving U.S. Treasuries beginning in the middle of 2027.
Restricted Securities Risk. A Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws pursuant to an exemption from registration. These securities may be less liquid than securities registered for sale to the general public. The liquidity of a restricted security may be affected by a number of factors, including, among others: (i) the creditworthiness of the issuer; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; (v) the nature of any legal restrictions governing trading in the security; and (vi) the nature of the security and the nature of marketplace trades. There can be no assurance that a liquid trading market will exist at any time for any particular restricted security. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.
Reverse Repurchase Agreement Risk. A reverse repurchase agreement involves the sale of a portfolio security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Reverse repurchase agreements involve the risk that the value of securities that a Fund is obligated to repurchase under the agreement may decline below the repurchase price. When a Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer (counterparty) may default on its obligations to the Fund, potentially resulting in delays, costs, and losses to the Fund. Reverse repurchase agreements involve leverage risk; a Fund may lose money as a result of declines in the values both of the security subject to the reverse repurchase agreement and the instruments in which the Fund invested the proceeds of the reverse repurchase agreement. Use of reverse repurchase agreements by a Fund will increase the volatility and potential losses of the Fund. The SEC has adopted rules that will require central clearing of reverse repurchase transactions involving U.S. Treasuries beginning in the middle of 2027.
Small-, Mid- and Micro-Capitalization Securities Risk. The securities of small-, mid- and micro-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in these securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale. A Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet a Fund's obligations. Returns on investments in securities of small-, mid- and micro-capitalization companies could trail the returns on investments in securities of larger companies.
Unconstrained Sector Risk. A Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. When a Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not focused its assets in that industry, market, or economic sector, which may increase the volatility of the Fund. Any such investment focus may also potentially limit the liquidity of the
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Fund. In addition, investors may buy or sell substantial amounts of the Fund's shares in response to factors affecting or expected to affect an industry, market, or economic sector in which the Fund focuses its investments, resulting in extreme inflows or outflows of cash into and out of the Fund. Such extreme cash inflows or outflows might affect management of the Fund adversely.
Value Stock Risk. Value stocks present the risk that they may decline in price or never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or SSGA FM or the sub-adviser overestimates the stock's expected value. Value stocks may underperform growth stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, at times when it holds substantial investments in value stocks a Fund may underperform other investment portfolios that invest more broadly or that favor different investment styles.
Additional Information About the Funds' Non-Principal Risks
Conflicts of Interest Risk. An investment in a Fund will be subject to a number of actual or potential conflicts of interest. For example, the Adviser or its affiliates may provide services to a Fund, such as securities lending agency services, custodial, administrative, bookkeeping, and accounting services, transfer agency and shareholder servicing, securities brokerage services, and other services for which the Fund would compensate the Adviser and/or such affiliates. The Funds may invest in other pooled investment vehicles sponsored, managed, or otherwise affiliated with the Adviser. There is no assurance that the rates at which a Fund pays fees or expenses to the Adviser or its affiliates, or the terms on which it enters into transactions with the Adviser or its affiliates will be the most favorable available in the market generally or as favorable as the rates the Adviser or its affiliates make available to other clients. Because of its financial interest, the Adviser will have an incentive to enter into transactions or arrangements on behalf of a Fund with itself or its affiliates in circumstances where it might not have done so in the absence of that interest, provided that the Adviser will comply with applicable regulatory requirements.
The Adviser and its affiliates serve as investment adviser to other clients and may make investment decisions that may be different from those that will be made by the Adviser on behalf of the Funds. For example, the Adviser may provide asset allocation advice to some clients that may include a recommendation to invest in or redeem from particular issuers while not providing that same recommendation to all clients invested in the same or similar issuers. The Adviser may (subject to applicable law) be simultaneously seeking to purchase (or sell) investments for a Fund and to sell (or purchase) the same investment for accounts, funds, or structured products for which it serves as asset manager, or for other clients or affiliates. The Adviser and its affiliates may invest for clients in various securities that are senior, pari passu or junior to, or have interests different from or adverse to, the securities that are owned by a Fund. The Adviser or its affiliates, in connection with its other business activities, may acquire material nonpublic confidential information that may restrict the Adviser from purchasing securities or selling securities for itself or its clients (including the Funds) or otherwise using such information for the benefit of its clients or itself.
The foregoing does not purport to be a comprehensive list or complete explanation of all potential conflicts of interests which may affect a Fund. A Fund may encounter circumstances, or enter into transactions, in which conflicts of interest that are not listed or discussed above may arise.
Cybersecurity Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, funds (such as the Funds) and their service providers (including the Adviser or sub-adviser) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. Furthermore, geopolitical tensions may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, the Adviser, a custodian, the transfer agent, or other affiliated or third-party service provider may adversely affect a Fund or its shareholders. For instance, cyber-attacks or technical malfunctions may interfere with the processing of shareholder or other transactions, affect a Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks or technical malfunctions may render records of Fund
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assets and transactions, shareholder ownership of Fund Shares, and other data integral to the functioning of a Fund inaccessible or inaccurate or incomplete. A Fund may also incur substantial costs for cybersecurity risk management in order to prevent cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. While the Adviser has established business continuity plans and systems designed to minimize the risk of cyber-attacks through the use of technology, processes and controls, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, given the evolving nature of this threat. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. Each Fund relies on third-party service providers for many of its day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Fund from cyber-attack. The Adviser does not control the cybersecurity plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Adviser or the Funds. Similar types of cybersecurity risks or technical malfunctions also are present for issuers of securities in which each Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund's investment in such securities to lose value.
Money Market Fund Investment Risk. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Certain money market funds seek to preserve the value of their shares at $1.00 per share, although there can be no assurance that they will do so, and it is possible to lose money by investing in such a money market fund. A major or unexpected change in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause the share price of such a money market fund to fall below $1.00. It is possible that such a money market fund will issue and redeem shares at $1.00 per share at times when the fair value of the money market fund's portfolio per share is more or less than $1.00. The SEC has adopted amendments to money market fund regulation that, among other things, increase the daily and weekly liquid asset requirements.  Such amendments may limit the Funds' investment flexibility and reduce its ability to generate returns. None of State Street Corporation, State Street Bank and Trust Company (“State Street”), SSIM, SSGA FM or their affiliates (“State Street Entities”) guarantee the value of an investment in a money market fund at $1.00 per share. Investors should have no expectation of capital support to a money market fund from State Street Entities. Other money market funds price and transact at a “floating” NAV that will fluctuate along with changes in the market-based value of fund assets. Shares sold utilizing a floating NAV may be worth more or less than their original purchase price. Recent changes in the regulation of money market funds may affect the operations and structures of money market funds. A money market fund may be permitted or required to impose redemption fees during times of market stress.
Portfolio Turnover Risk. A Fund may engage in frequent trading of its portfolio securities. Fund turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. The costs related to increased portfolio turnover have the effect of reducing a Fund's investment return, and the sale of securities by a Fund may result in the realization of taxable capital gains, including short-term capital gains, which are taxed to individuals as ordinary income.
Securities Lending Risk. Each Fund may lend portfolio securities in an amount not to exceed 40% of the value of its net assets. For these purposes, net assets shall exclude the value of all assets received as collateral for the loan. Such loans may be terminated at any time. Any such loans must be continuously secured by collateral (either cash or other obligations as may be permitted under the Funds' securities lending program) maintained on a current basis in an amount at least equal to the market value of the securities loaned by a Fund, marked to market each trading day. A Fund will receive the amount of all dividends, interest and other distributions on the loaned securities; however, the borrower has the right to vote the loaned securities. A Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. Each Fund expects to invest cash collateral in a pooled investment vehicle advised by the Adviser (e.g., a mutual fund or exchange-traded fund). With
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respect to index funds, to the extent the collateral provided or investments made with cash collateral differ from securities included in the relevant Index, such collateral or investments may have a greater risk of loss than the securities included in the Index. In addition, a Fund will be subject to the risk that any income generated by reinvesting cash collateral is lower than any fees the Fund has agreed to pay a borrower.
Temporary Defensive Positions. In response to actual or perceived adverse market, economic, political, or other conditions, a Fund may (but will not necessarily), without notice, depart from its principal investment strategies by temporarily investing for defensive purposes. Temporary defensive positions may include, but are not limited to, cash, cash equivalents, U.S. government securities, repurchase agreements collateralized by such securities, money market funds, and high-quality debt investments. While investing defensively, a Fund may maintain a substantial portion of its assets in cash, on which a Fund may earn little if any income. If a Fund invests for defensive purposes, it may not achieve its investment objective. In addition, the defensive strategy may not work as intended.
Portfolio Holdings
The Funds' portfolio holdings disclosure policy is described in the Statement of Additional Information (“SAI”).
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Management and organization
Each Fund is a separate, diversified series of the Trust, which is an open-end management investment company organized as an unincorporated business trust under the laws of Delaware.
Investment Adviser
SSGA FM serves as the investment adviser and administrator to each Fund pursuant to an investment advisory agreement (“Investment Advisory Agreement”) between the Trust and the Adviser, and, subject to the oversight of the Board, is responsible for the investment management of each Fund. The Adviser provides an investment management program for each Fund and manages the investment of each Fund's assets. In addition, the Adviser provides administrative, compliance and general management services to each Fund. The Adviser is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation. The Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended. The Adviser and certain other affiliates of State Street Corporation make up State Street Investment Management, the investment management arm of State Street Corporation. As of September 30, 2025, the Adviser managed approximately $1.27 trillion in assets and State Street Investment Management managed approximately $5.45 trillion in assets. The Adviser's principal business address is One Congress Street, Boston, Massachusetts 02114.
Each Fund pays SSGA FM a combined fee for advisory and administrative services (the “Management Fee”) that is accrued daily and paid monthly. Each Fund's Management Fee is a “unitary” fee that includes all operating expenses payable by the Fund, except for fees and expenses associated with the Trust's independent Trustees, shareholder servicing and distribution (12b-1) fees, brokerage fees and commissions, and expenses that are not normal operating expenses of the Fund (such as extraordinary expenses, interest and taxes). The Management Fee for each Fund is subject to breakpoints and differs depending on the average daily net assets of the Fund.
For the fiscal year ended September 30, 2025, the Funds paid SSGA FM the following Management Fees as a percentage of average net assets:
	Annual Management Fees (% of Average Daily Net Assets)
Name of Fund	Management Fee Before Waivers or Reimbursements	Management Fee After Waivers or Reimbursements
State Street Institutional Small-Cap Equity Fund	0.91%	0.75%
State Street Institutional U.S. Equity Fund	0.37%	N/A
Total Annual Fund Operating Expense Waiver. SSGA FM, as the investment adviser to the State Street Institutional Small-Cap Equity Fund, is contractually obligated, through January 31, 2027, (i) to waive up to the full amount of the advisory fee payable by the Fund, and/or (ii) to reimburse the Fund to the extent that Total Annual Fund Operating Expenses (exclusive of non-recurring account fees, extraordinary expenses, and certain class specific expenses, such as distribution and shareholder servicing) exceed 0.75% of average daily net assets on an annual basis. This fee waiver and/or expense reimbursement arrangement may not be terminated prior to January 31, 2027 except with approval of the Board.
Investment Sub-Adviser. SSGA FM has retained sub-advisers to manage the State Street Institutional Small-Cap Equity Fund's assets, subject to oversight by SSGA FM. SSGA FM pays each sub-adviser of the State Street Institutional Small-Cap Equity Fund an investment sub-advisory fee out of the Management Fee that it receives from the Fund. The investment sub-advisory fee is paid by SSGA FM monthly and is based upon the average daily net assets of the Fund's assets that are allocated to and managed by the sub-adviser. The current sub-advisers of the Fund are Champlain Investment Partners, LLC (“Champlain”), Kennedy Capital Management LLC (“Kennedy”), Palisade Capital Management, LP (“Palisade”), SouthernSun Asset Management, LLC (“SouthernSun”), and Westfield Capital Management Company, L.P. (“Westfield”).
A discussion regarding the Board's consideration of the Funds' Investment Advisory and Investment Sub-Advisory Agreements are provided in the Funds' Form N-CSR filing with the SEC for the period ended September 30, 2025.
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Manager of Managers Structure
SSGA FM has received an exemptive order from the SEC to operate the funds it manages under a manager of managers structure that permits SSGA FM, with the approval of the Board, including a majority of the independent Trustees, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Funds without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, SSGA FM has responsibility, subject to oversight of the Board, for overseeing the Funds' sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order also permits a Fund to disclose only the aggregate fees paid to the sub-advisers, in lieu of disclosing the fees paid to each such sub-adviser. The SEC order does not apply to any sub-adviser that is affiliated with the Funds or SSGA FM. Notwithstanding the SEC exemptive order, adoption of the Manager of Managers Structure by the Funds also requires prior shareholder approval, which has been obtained for all Funds.
The Manager of Managers Structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of a Fund under the Manager of Managers Structure will not: (1) permit management fees paid by a Fund to SSGA FM to be increased without shareholder approval; or (2) diminish SSGA FM's responsibilities to a Fund, including SSGA FM's overall responsibility for overseeing the portfolio management services furnished by its sub-advisers.
Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the change.
Portfolio Management
The Adviser manages the Funds using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within each team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities, including investment strategy and analysis, while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables each team to draw upon the resources of other groups within State Street Investment Management. Each portfolio management team is overseen by State Street Investment Management's internal governance.
State Street Institutional Small-Cap Equity Fund
The State Street Institutional Small-Cap Equity Fund is managed by Shawn McKay and Fares Altaher, who are vested with oversight authority over the Fund's sub-advisers that provide day-to-day management of the assets of the Fund allocated to them. Mr. McKay and Mr. Altaher have full discretion in determining the assets that are allocated to each sub-adviser.
Shawn McKay, CFA, is a Vice President of State Street Investment Management and a member of the Investment Strategist Team within the Investment Solutions Group (ISG). In his role with ISG, he focuses on assisting clients in the development of asset allocation and portfolio construction solutions for their portfolios. During his tenure with ISG, he has also worked as part of the manager research team where he conducted due diligence, and ongoing oversight on a variety of asset managers/strategies. Prior to his current role, Mr. McKay was a member of the Fiduciary Advisory Solutions group within State Street Investment Management where his responsibilities included daily operations, data gathering for manager research, trading, and client reporting. He has worked at State Street Investment Management since 2007 and State Street since 1999. Prior to joining State Street Investment Management, he was an AVP and Senior Public Reporting Analyst in the Corporate Finance group responsible for capital adequacy reporting to the Federal Reserve, as well as being a part of the Basel II implementation project. Prior to this he held various positions in the Investor Services division of State Street Bank. Mr. McKay holds a Master of Science in Finance from Suffolk University and a Bachelor of Business Administration in Finance from the University of Massachusetts at Amherst. He has earned the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and CFA Society Boston, Inc.
Fares Altaher is a Vice President of State Street Investment Management and a member of the Manager Research Team for the Investment Solutions Group (ISG). This team is responsible for manager research and investment due diligence for all public investment strategies utilized by the Investment Solutions Group. Prior to joining State Street Investment
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Management in 2018, Mr. Altaher spent eleven years at Segal Marco Advisors, an institutional investment consultant, where he held various roles, most recently as a Director of Global Equities. Mr. Altaher holds a Bachelor of Science in Management Information Systems from Southern Connecticut State University and a Master of Business Administration from the University of Bridgeport.
Sub-Advisers
State Street Institutional Small-Cap Equity Fund. The assets of the State Street Institutional Small-Cap Equity Fund are allocated to and managed by each of the following sub-advisers: (i) Champlain; (ii) Kennedy; (iii) Palisade; (iv) SouthernSun; and (v) Westfield. SSGA FM is responsible for allocating the State Street Institutional Small-Cap Equity Fund's assets among the sub-advisers (“Allocated Assets”), and for managing the Fund's cash position. The following sets forth the information for each sub-adviser and the portfolio managers at the sub-advisers primarily responsible for the management of the Allocated Assets:
Champlain Investment Partners, LLC
Champlain is a registered investment adviser that was formed in 2004. Champlain is an independent, employee-owned asset management firm headquartered in Burlington, Vermont offering small and mid-cap investment strategies. As of September 30, 2025, Champlain had approximately $13.8 billion in assets under management. Champlain's Allocated Assets are managed by a team of investment professionals led by Scott Brayman, CFA, who is a co-founder of Champlain.
Scott Brayman, CFA, is a Managing Partner and Chief Investment Officer of Small and Mid-Cap Strategies at Champlain and has more than forty-two years of investment management experience. Mr. Brayman leads the investment team for both the small and mid-cap strategies at Champlain. Prior to joining Champlain in 2004, Mr. Brayman was a Senior Vice President and served as a Portfolio Manager at NL Capital Management, Inc. from 2003 to 2004, and served as a Portfolio Manager with Sentinel Advisers, Inc. from 1996 to 2004, where he was responsible for managing the small-cap and core mid-cap strategies. Mr. Brayman began his career as a credit analyst with the First National Bank of Maryland.
Kennedy Capital Management LLC
Kennedy is a registered investment adviser that was formed in 1980 to provide customized investment management services to corporate and public pension funds, endowments, foundations and multi-employer plans as well as high-net-worth individuals, and specializes in the small and mid-cap asset classes. As of September 30, 2025, Kennedy had approximately $4.88 billion in discretionary and non-discretionary assets under management. Kennedy's Allocated Assets are managed by a team of investment professionals led by Frank Latuda, Jr., CFA, and McAfee Burke, CFA.
Frank Latuda Jr., CFA, is Chief Investment Officer at Kennedy as well as a Portfolio Manager of Kennedy's Small Cap Value, All Cap Value and SMID Cap Value separately-managed portfolios. As Chief Investment Officer, Mr. Latuda also serves as Chairman of Kennedy's Investment Policy Committee. Mr. Latuda joined Kennedy as an equity analyst in 1997 and served as Director of Research from 1998 until 2000. He has been Portfolio Manager since October 2000, when he took over the Small Cap Value portfolio. Prior to joining Kennedy, he was an analyst with Burns, Pauli, Mahoney Company. Mr. Latuda earned a B.S. in Electrical Engineering from the University of Notre Dame, as well as an M.S. in Electrical Engineering and an M.B.A. from the University of Illinois.
McAfee Burke, CFA, is a Portfolio Manager for the Small Cap Value and SMID Cap Value separately-managed portfolios and a Research Analyst at Kennedy. As a Research Analyst at Kennedy, Mr. Burke is responsible for selecting and monitoring securities within certain sectors of Kennedy's universe. He joined Kennedy as a Research Analyst in 2015. Mr. Burke began his investment career in 2005, and prior to joining Kennedy he worked as a Portfolio Manager and senior equity analyst for Delaware Investments for 8 years. He earned a B.A. in Economics and Spanish from Bowdoin College.
Palisade Capital Management, LP
Palisade has a history of managing small-cap equity portfolios and had discretionary authority over various institutional and private accounts with total assets of approximately $4.1 billion as of September 30, 2025. Palisade translates its experience from various institutional and private accounts to mutual fund portfolios it sub-advises for SSGA FM. Palisade has managed the State Street Institutional Small-Cap Equity Fund since inception.
Palisade's Allocated Assets are managed by Marc Shapiro and Dennison (“Dan”) Veru, members of Palisade's Investment Committee. Messrs. Shapiro and Veru are jointly and primarily responsible for the strategy of the Allocated Assets and the day-to-day management of the Allocated Assets is executed by Mr. Shapiro.
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Marc Shapiro, Partner and Senior Portfolio Manager, joined Palisade in 2004. Mr. Shapiro serves as the Portfolio Manager of Palisade's Institutional Small Cap Core Equity and Small-mid (Smid) Cap Core Equity portfolios. Mr. Shapiro became a Senior Portfolio Manager in 2012. Prior thereto, he served as the strategy's Associate Portfolio Manager and as a Senior Vice President of Research for Palisade's Small Cap Core Equity portfolio since 2006. Prior to joining Palisade, Mr. Shapiro was a senior equity analyst at Awad Asset Management and a small cap analyst at Schroders. Mr. Shapiro received his M.S. in Finance from Drexel University and his B.S. in Finance from the College of New Jersey.
Dennison (“Dan”) Veru, Senior Partner and Chief Investment Officer, joined Palisade in 2000. Since joining Palisade, Mr. Veru has been a member of Palisade's Investment Committee and became a Palisade partner in 2004. Prior to joining Palisade, he was President and Director of Research at Awad Asset Management, a division of Raymond James Financial. Prior to Awad, Mr. Veru worked with the Palisade team from 1985 through 1992. Mr. Veru graduated from Franklin & Marshall College. Mr. Veru has been a guest on CNBC, Fox Business, and Bloomberg television.
SouthernSun Asset Management, LLC
SouthernSun, established in 1989, is a registered investment adviser. SouthernSun is a research-driven investment management firm implementing long-only U.S. Small Cap and SMID Cap equity strategies for institutions and individuals. SouthernSun is absolute return oriented, investing with a value approach and long-term perspective through disciplined, bottom-up, fundamental analysis and on-site research (e.g., management interviews, facility visits, inquiries with customers and suppliers). As of September 30, 2025, SouthernSun's estimated assets under management were approximately $801 million. SouthernSun's Allocated Assets are managed by Phillip Cook, who is supported by a team of investment professionals.
Phillip Cook is the Chief Investment Officer and Principal at SouthernSun. He leads the Investment Team and is responsible for all aspects of research and analysis, portfolio construction, and risk management for the firm's investment strategies. In addition, he is the Managing Partner for the firm's Management Team. Prior to joining SouthernSun in 2006, Mr. Cook served as Analyst to the Chairman and CEO of Trivest Partners, a Miami-based private equity firm focused on middle-market LBOs.
Westfield Capital Management Company, L.P.
Westfield Capital Management Company, L.P. (“Westfield”), located at One Financial Center, Boston, Massachusetts 02111 has been a registered investment adviser since 1989. Westfield is employee owned. Westfield is a fundamental, bottom-up manager investing in earnings growth stocks due to their conviction that stock prices follow earnings progress and that they offer the best opportunity for investment return. The firm specializes in U.S. Growth investing across the capitalization spectrum. As of September 30, 2025, Westfield managed approximately $24.4 billion in assets.
Investment decisions for the Fund are made by consensus of the Westfield Investment Committee (the “Committee”), which is chaired by William A. Muggia. Although the Committee collectively acts as portfolio manager for the Fund, Westfield lists the following Committee members, based either on seniority or role within the Committee, as having day-to-day management responsibilities.
William A. Muggia, is President, Chief Executive Officer, Chief Investment Officer, and Managing Partner of Westfield. In addition to his executive duties, Mr. Muggia chairs the Investment Committee, serves as Market Strategist, and contributes investment ideas primarily within the Health Care and Energy sectors. He has been at Westfield since 1994.
Richard D. Lee, CFA, is a Managing Partner and Chief Investment Officer of Westfield. Mr. Lee covers Hardware, Semiconductors, and IT Services. He has been at Westfield since 2004.
State Street Institutional U.S. Equity Fund
The State Street Institutional U.S. Equity Fund is managed by Michael Solecki, Paul Nestro and Chris Sierakowski, who provide day-to-day management of the assets of the Fund.
Michael Solecki, CFA, is a Senior Managing Director of State Street Investment Management, Portfolio Manager and the Chief Investment Officer for Fundamental Equity. Previously, Mr. Solecki was Chief Investment Officer of Fundamental Growth and Core Equity at State Street Investment Management. He joined State Street Investment Management in July 2016 through the acquisition of GE Asset Management (GEAM) by the ultimate parent company of State Street Investment Management. Previously at GEAM, as part of the International Equity team, he held a variety of leadership roles including Director of Research and Chief Investment Officer. He joined GEAM in 1991 as an equity research analyst in
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International Equity after completing GE's Financial Management Program where he had financial assignments at GE Energy, GE Capital and GEAM. Prior to GE, he worked for Monarch Capital Corporation. Mr. Solecki has over 30 years of experience with roles in equity research, portfolio management and managing investment teams. He holds a Bachelor of Science in Finance from Western New England College and a Master of Business Administration from Fordham University. He is a holder of the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and the CFA Society New York. He is also a Board member at SoundWaters in Stamford, Connecticut.
Paul Nestro, CFA, is a Managing Director of State Street Investment Management and the Director of Fundamental Growth and Core Equity Research. He is also the Portfolio Manager for the State Street Investment Management Global Innovation strategy. Previously, he was the Co-Portfolio Manager for European Equity, Emerging Markets Equity, International Equity, and International Small Cap Equity strategies. He also served as the team's analyst covering the metals and mining sector and as an analyst for a Global Equity mutual fund. Mr. Nestro joined State Street Investment Management in July 2016 through the acquisition of GEAM by the ultimate parent company of State Street Investment Management. After completing GE's Financial Management Program, he joined the Financial Planning & Analysis team at GEAM, and has been in the investment industry since 1993. Mr. Nestro has a Bachelor of Arts in Finance from Michigan State University and is a holder of the Chartered Financial Analyst (CFA) designation.
Chris Sierakowski, CFA, is a Managing Director of State Street Investment Management and a Portfolio Manager in the Fundamental Growth and Core U.S. Equity Group. Mr. Sierakowski joined State Street Investment Management through the acquisition of GEAM by the ultimate parent company of State Street Investment Management in July 2016. Prior to joining State Street Investment Management, Mr. Sierakowski served in various investment roles at GEAM since 1999, including portfolio management and as a research analyst providing coverage for the software, computer hardware, semiconductors, business services, and payments industries. Prior to GEAM, Mr. Sierakowski spent several years in consulting and as an officer in the U.S. Army. Mr. Sierakowski has a Bachelor of Science in Economics from the United States Military Academy and a Master of Business Administration in Finance, Strategy, and Accounting from the University of Chicago Booth School of Business. He earned the Chartered Financial Analyst (CFA) designation and has been a member of the CFA Institute since 2002.
Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of the Funds is available in the SAI.
Other Fund Services
The Administrator, Sub-Administrator and Custodian
The Adviser serves as administrator of the Funds. State Street, a subsidiary of State Street Corporation, serves as sub-administrator and custodian for the Funds. The Adviser, from its Management Fee, pays State Street a fee for services provided to the Funds as sub-administrator and custodian.
The Transfer Agent and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC is the Funds' transfer agent and dividend disbursing agent (the “Transfer Agent”).
The Distributor
State Street Global Advisors Funds Distributors, LLC serves as the Funds' distributor (“SSGA FD” or the “Distributor”) pursuant to the Distribution Agreement between SSGA FD and the Trust.
Additional Information
The Trustees of the Trust oversee generally the operations of the Funds and the Trust. The Trust enters into contractual arrangements with various parties, including, among others, the Funds' investment adviser, custodian, transfer agent, and accountants, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.
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This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. Neither this Prospectus, nor the related SAI, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
Shareholder Information
Determination of Net Asset Value
Each Fund determines its NAV per share once each business day as of the scheduled close of regular trading on the New York Stock Exchange (the “NYSE”). Pricing does not occur on NYSE holidays. A business day is one on which the NYSE is open for regular trading. The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veterans Day. On these holidays, you will not be able to purchase shares by wiring Federal Funds because Federal Funds wiring does not occur on days when the Federal Reserve is closed. In unusual circumstances, such as an emergency or an unscheduled close or halt of trading on the NYSE, the time at which share prices are determined may be changed. The NAV per share is based on the market value of the investments held in a Fund. The NAV of each class of a Fund's Shares is calculated by dividing the value of the assets of the Fund attributable to that class less the liabilities of the Fund attributable to that class by the number of shares in the class outstanding. As noted in this Prospectus, each Fund may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, and those securities may trade on weekends or other days when each Fund does not price its shares. Consequently, the NAV of each Fund's Shares may change on days when shareholders are not able to purchase or redeem the Fund's Shares. Purchase and redemption orders for Fund Shares are processed, respectively, at the NAV next determined after the Fund accepts a purchase order or receives a redemption request in good form. Each Fund values each security or other investment pursuant to guidelines adopted by the Board. The Board has appointed the Adviser as the valuation designee to fair value securities or other investments pursuant to procedures approved by the Funds' Board, under certain limited circumstances. For example, fair value pricing may be used when market quotations are not readily available or reliable, such as when (i) trading for a security is restricted; or (ii) a significant event, as determined by the Adviser, that may affect the value of one or more securities or other investments held by a Fund occurs after the close of a related exchange but before the determination of a Fund's NAV. Attempts to determine the fair value of securities or other investments introduce an element of subjectivity to the pricing of securities or other investments. As a result, the price of a security or other investment determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the price a Fund would have received had it sold the investment. To the extent that a Fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published NAVs per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.
Investing in State Street Institutional Funds Shares
Mutual funds advised by SSGA FM (the “State Street Funds”) and their service providers have a legal obligation to collect from you certain personal information about you at the time you open an account in order to verify your identity and the source of your payment. If you do not provide this information, you may not be able to open an account with the State Street Funds. If the State Street Funds believe that they have uncovered unlawful activity, the State Street Funds and their service providers may close your account and take any action they deem reasonable or required by law. The State Street Funds reserve the right to reject any purchase order.
This section of the Prospectus explains the basics of doing business with the State Street Funds. Carefully read each topic. The policies set forth below regarding the purchase, redemption and exchange of State Street Fund shares are in addition to the “Purchase and Sale of Fund Shares” section contained in the “Fund Summary” portion of this Prospectus. The State Street Funds reserve the right to change the following policies, without notice to shareholders; except that any modification or termination of the exchange privileges described in this Prospectus will be preceded by 60 days' advance notice to shareholders. Please call or check online for current information. Requests for transactions in the State Street Funds will be processed when they are received in “good order.” “Good order” means that the request is in an
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accurate and complete form, and all applicable documents have been received in such accurate and complete form (including, typically, a signed application and medallion-guaranteed documents), and, for a purchase request, the check or wired funds have cleared.
Purchasing Shares
Choosing a Share Class
The Funds offer two classes of shares — Investment Class and Service Class.
The Investment Class and the Service Class are identical except that the Service Class shares bear a 0.25% shareholder servicing and distribution fee under a plan adopted pursuant to Rule 12b-1 under the 1940 Act (“12b-1 fee”), which requires fees be paid out of the assets of the class. The 12b-1 fee is intended to pay for the cost of promoting the Service Class shares and servicing those shareholder accounts.
Investment Class Eligibility. All eligible Fund investors may invest in the Investment Class shares of the Funds, provided that the cost to SSGA FM (or its affiliates) for providing or paying for any selling or servicing activities in connection with investor accounts does not typically exceed an amount equal to 0.15% of the average NAV of such accounts.
Service Class Eligibility. All other eligible investors that do not qualify to invest in Investment Class shares may invest in the Service Class shares of the Funds, provided that the cost to SSGA FM (or its affiliates) for providing or paying for any selling or servicing activities in connection with investor accounts does not typically exceed an amount equal to 0.40% (including the 0.25% distribution and service fees or Rule 12b-1 fees) of the average NAV of such accounts. Investors that do not qualify to invest in either class of Fund Shares, may be offered other investment options managed by SSGA FM.
Residency Requirement. In order to be eligible to open and maintain an account with the Funds, an investor must be a legal resident of the United States (including the U.S. Virgin Islands and Puerto Rico), unless otherwise approved by the Funds. The Funds reserve the right to: (i) pay dividends from net investment income and distributions from net capital gains to non-US residents in a check mailed to them; and (ii) redeem shares and close the account of an investor who becomes a non-US resident.
How to Initiate a Purchase Request
The Funds are primarily offered to certain institutional investors, such as defined contribution plans that meet the requirements for qualification under section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”), qualified college savings plans under section 529 of the Code, and defined benefit plans, foundations, endowments and corporations investing on their own behalf.
The Funds expect that most of the time each Fund will have relatively few direct shareholder accounts (as compared with most mutual funds) but that each such account will constitute a substantial investment in a Fund.
Direct Institutional Investors. All institutional investors, including defined benefit plans, endowments, foundations and corporations purchasing shares for their own accounts, are eligible to invest in the Funds, subject to a minimum initial investment of $5 million in each Fund for each investor. The minimum investment requirement is waived for each investor (or group of affiliated investors) if such person or group has (or will have) invested at least $25 million at the time of initial investment in one or more investment portfolios or accounts that are advised by SSGA FM. There is no minimum investment requirement for subsequent purchases.
Investment Only Defined Contribution Plan Investors. Any participant directed defined contribution plan with a minimum plan asset size of $25 million at the time of investment is eligible to invest in the Funds. Additionally, any participant directed defined contribution plan of any asset size that invests through an authorized retirement plan platform that aggregates trades for plan participants through omnibus or pooled account arrangements is eligible to invest in the Funds. There are no minimum investment requirements for initial or subsequent purchases of shares of any of the Funds by an eligible investment only defined contribution plan investor.
Qualified College Savings Plans. Any college savings plan qualified under section 529 of the Code is eligible to invest in the Funds. There are no minimum investment requirements for initial or subsequent purchases of shares of any of the Funds by a qualified college savings plan.
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Financial Intermediaries. Investors may also invest in the Funds via an omnibus account through authorized broker-dealers, investment advisers, financial advisers, retirement plan administrators, insurance companies or other financial intermediaries (collectively, the “Financial Intermediaries”) that have entered into a distribution agreement, service agreement or other type of arrangement with SSGA FM, the Funds or SSGA FD, the Funds' principal distributor, with respect to the Funds.
Other Investors. Existing Fund shareholders of record may continue to invest in the respective share class of the Fund(s) in which they are invested.
Opening an Account
Investors must open an account before purchasing Fund Shares.
To open an account, investors must meet the eligibility requirements described in “Purchasing Shares — Choosing a Share Class” and complete and sign an application. You may obtain an application form from your investment professional or from the Fund by calling 1-800-242-0134.
Investors may also obtain an account application by writing to the Funds at:
State Street Investment Management
c/o U.S. Bank Global Fund Services, LLC
P.O. Box 219238
Kansas City, MO 64121-9238
For overnight package delivery, send to:
State Street Investment Management
c/o U.S. Bank Global Fund Services, LLC
801 Pennsylvania Ave, Suite 219238
Kansas City, MO 64105-1307
How to Pay for a Purchase
By Wire. Once an account has been opened, an investor may purchase Fund Shares from the Fund or through a Financial Intermediary. The Financial Intermediary will be responsible for transmitting the investor's order to the transfer agent. Investors should contact their Financial Intermediary for instructions.
Investors may also purchase shares directly through the transfer agent by wiring federal funds from a U.S. banking institution to:
U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202-5207
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:
(name of Fund to be purchased)
(shareholder registration)
(shareholder account number)
Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
For the initial investment, investors may purchase shares in amounts of $5 million or more with either cash or investment securities acceptable to the relevant Fund. The Fund will inform investors of the securities acceptable to the Fund. The securities will be accepted by the Fund at their market value in return for Fund Shares of equal value.
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Requests received in good order will be executed at the NAV next calculated after receipt of an investment or transaction instructions. Purchase and redemption orders are executed only on days when the NYSE is open for trading. If the NYSE closes early, the deadlines for purchase and redemption orders will be accelerated to the earlier closing time.
The Funds may reject any purchase order or exchange request for any reason or no reason and without prior notice.
An individual or Financial Intermediary that purchases or holds shares and is determined by the Funds, at any time, to be ineligible to invest in the Funds, will be required to redeem those shares immediately and bear any associated transaction costs, market exposure risks, and tax consequences.
To reduce expenses by eliminating duplicate mailings to the same address, the Fund may choose to mail only one shareholder report, prospectus, proxy statement or information statement, as applicable, to your household, even if more than one member of your household has an account with the Fund. If you would like to receive additional shareholder reports, prospectuses, proxy statements or information statements, please call 1-800-242-0134.
Trade Dates-Purchases
The trade date for any purchase request received in good order will depend on the day and time the Funds receive your request, the manner in which you are paying, and the type of fund you are purchasing. Each Fund's NAV is calculated only on business days, that is, those days that the NYSE is open for regular trading. Purchase orders are processed at the NAV next determined after the Fund accepts a purchase order.
For Purchases by Check, Exchange or Wire into all Funds: If the purchase request is received in good order by the Funds on a business day before the close of regular trading on the NYSE (ordinarily 4 p.m., Eastern time), the trade date will be the same day. If the purchase request is received in good order on a business day after the close of regular trading on the NYSE, or on a non-business day, the trade date will be the next business day.
If your purchase request is not in good order, it may be rejected.
Other Purchase Policies You Should Know
Check Purchases. All checks used to purchase Fund Shares must be drawn on a U.S. bank and in U.S. dollars. The Funds will not accept any third-party check used for an initial purchase of Fund Shares, or any check drawn on a credit card account for any purpose.
New Accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, the Funds reserve the right, without notice, to close your account or take such other steps as we deem reasonable.
Refused or Rejected Purchase Requests. The Funds reserve the right to stop selling Fund Shares or to reject any purchase request at any time and without notice, including purchases requested by exchange from another Fund. This right also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a Fund's operation or performance.
Purchases Through Pension Plans. If you are purchasing Fund Shares through a pension or other participation plan, you should contact your plan administrator for further information on purchases.
Investing Through a Financial Intermediary. You may invest through an authorized broker-dealer, investment adviser, financial adviser, retirement plan administrator, insurance company, or a Financial Intermediary).
If you invest through a Financial Intermediary with an investment professional, that professional can provide investment advice, determine the suitability of a particular Fund or Funds, help you set up your new account and make subsequent investments for you. Your investment professional will forward your investment details and payment to the Fund. Your investment professional may charge fees not described in this Prospectus, such as transaction fees. They also may set different minimum investments or limitations on buying or selling shares. Investors are urged to consult their investment professional for more information.
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If you invest through a Financial Intermediary, your investment professional must receive your transaction order before the close of trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) that day for your transaction to be effective at the NAV per share determined on that day. Your investment professional may impose an earlier deadline for the receipt of transaction orders. If you do not submit your order before the deadline set by your Financial Intermediary, your order will not be effective until the following business day. For more information, please refer to “How to Buy Shares” later in this Prospectus.
Redeeming Shares
By Telephone. You may call the Funds to request a redemption of shares.
By Mail. You may send a written request to the Funds to redeem from a Fund account or to make an exchange.
Mail to:
State Street Investment Management
c/o U.S. Bank Global Fund Services, LLC
P.O. Box 219238
Kansas City, MO 64121-9238
Overnight Delivery:
State Street Investment Management
c/o U.S. Bank Global Fund Services, LLC
801 Pennsylvania Ave, Suite 219238
Kansas City, MO 64105-1307
A signature guarantee is required for any redemption:
•
When redemption proceeds are payable or sent to any person, address or bank account not on record;
•
If a change of address was received by the transfer agent within the last 30 days; or
•
When ownership of an account is being changed.
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.
The Funds and/or the transfer agent may require a signature guarantee or other acceptable signature authentication in other instances based on the circumstances relative to the particular situation.
Non-financial transactions, including establishing or modifying certain services on an account, may require a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.
If you wish to redeem Fund Shares through a Financial Intermediary, please contact that Financial Intermediary directly. Your Financial Intermediary may have different or additional requirements for the processing of redemption orders, or may be closed at times when the Fund is open. Financial Intermediaries may contact U.S. Bank Global Fund Services at 1-800-242-0134.
Trade Date-Redemptions
The trade date for any redemption request received in good order will depend on the day and time the Funds receive your request in good order and the manner in which you are redeeming.
Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for regular trading (a business day). If the redemption request is received in good order by the Funds on a business day before the close of regular trading on the NYSE (ordinarily 4 p.m., Eastern time), the request will be processed the same day using that day's NAV. If the redemption request is received in good order on a business day after the close of regular trading on the NYSE, or on a non-business day, the request will be processed the next business day.
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How to Receive Redemption Proceeds
Regardless of the method the Funds use to make a redemption payment, the Funds typically expect to pay out redemption proceeds on the next business day after a redemption request is received in good order. If you purchased Fund Shares by check or an automatic investment program and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the Funds generally will postpone sending redemption proceeds until it can verify that the check or automatic investment program investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following purchases paid by federal funds wire or by bank cashier's check, certified check or treasurer's check. The Funds reserve the right to pay for redeemed shares within seven days after receiving a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect a Fund. The Funds reserve the right to suspend the right of shareholder redemption or postpone the date of payment for more than seven days to the extent permitted by the 1940 Act.
The transfer agent may temporarily delay for more than seven days the disbursement of redemption proceeds from the Fund account of a “Specified Adult” (as defined in Financial Industry Regulatory Authority, Inc. (“FINRA”) Rule 2165) based on a reasonable belief that financial exploitation of the Specified Adult has occurred, is occurring, has been attempted, or will be attempted, subject to certain conditions.
Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. The Funds also may pay redemption proceeds using cash obtained through borrowing arrangements (including under the Funds' line of credit, which is shared across all registered funds advised by SSGA FM (other than money market funds)) that may be available from time to time.
A Fund may pay all or a portion of your redemption proceeds by giving you securities (for example, if the Fund reasonably believes that a cash redemption may have a substantial impact on the Fund and its remaining shareholders). A redemption is generally a taxable event for shareholders, regardless of whether the redemption is satisfied in cash or in kind. You may pay transaction costs and/or taxes to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.
During periods of deteriorating or stressed market conditions, when an increased portion of a Fund's portfolio may be comprised of less liquid investments, or during extraordinary or emergency circumstances, a Fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.
By Electronic Bank Transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account by completing a special form or filling out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or from time to time. Your redemption request can be initiated by telephone, or by mail.
By Wire. You may redeem your shares by telephone and have the proceeds of the sale wired to a bank that is permitted to conduct business in the United States instead of receiving a check. Wire instructions must have been provided during initial account setup or subsequently by written request signed by all registered shareholders with a signature guarantee.
The minimum wire amount is $1,000. Include your account number, name of the Fund being redeemed, share class and specific dollar amount you want to redeem in your wire request. Mail your signed, signature guaranteed written request to establish wire privileges to:
State Street Investment Management
c/o U.S. Bank Global Fund Services, LLC
P.O. Box 219238
Kansas City, MO 64121-9238
Or call the transfer agent at 1-800-242-0134.
By Exchange. You may have the proceeds of a Fund redemption invested directly into shares of another Fund of the same class. You may initiate an exchange by telephone, or by mail.
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By Check. You may have the proceeds of a Funds redemption paid by check and sent to the address shown on the Funds registration record, provided that the address on the registration record has not changed within thirty (30) days of the redemption request. The Funds will mail you a redemption check, generally payable to all registered account owners.
Redemptions in Kind. Large redemptions that exceed $250,000 or 1% of a Fund's assets may be considered detrimental to the Fund's existing shareholders. Therefore, to the extent permitted by law, the Fund may require that you take a “redemption in kind” and may give you portfolio securities instead of cash proceeds. Such Fund portfolio securities will have to be sold through a broker and you may incur transaction costs when you sell them. The Funds also may redeem shares in kind at your request. In the event a Fund elects to distribute securities in-kind to meet the redemption request, the Fund will distribute a pro rata slice of the Fund's portfolio securities, subject to certain limitations including odd-lot amounts of securities and securities subject to transfer restrictions. A redemption is generally a taxable event for shareholders, regardless of whether the redemption is satisfied in cash or in kind. Please consult your tax adviser regarding in-kind transactions.
Other Redemption Policies that You Should Know
Address Changes. If your address of record has been changed within thirty (30) days of the redemption request, the request must be in writing and bear a medallion guarantee.
Significant/Unusual Economic or Market Activity. During periods of significant or unusual economic or market activity, you may encounter delays attempting to give instructions by phone.
Minimum Account Size. If, due to your redemptions or exchanges, your account balance for a Fund falls below a minimum amount set by the Fund (presently, the minimum initial investment of your selected share class), the Fund may choose to redeem the shares in the account and mail you the proceeds. You will receive 60 days' notice that your account will be closed unless an investment is made to increase the account balance to the required minimum. Failure to bring your account balance to the required minimum within the prescribed period may result in the Fund closing your account at the NAV next determined on the day the account is closed, and mailing the proceeds to you at the address shown on the Fund's records.
Large Redemptions. Requests for redemptions over $50,000 must be in writing and bear a medallion guarantee.
Exchanging Shares
An exchange occurs when you use the proceeds from the redemption of shares of one Fund to simultaneously purchase shares of a different Fund. Exchanges may be made within the same class. The account holding the original shares must be registered in the same name as the account holding the new shares received in the exchange. You may make exchange requests by telephone, or by mail.
Exchanges are subject to the terms applicable to the purchases of the Fund into which you are exchanging. Exchange privileges may not be available for all Funds and may be suspended or rejected. Exchanging shares of a Fund for shares of another fund is a taxable event and may result in capital gain or loss.
If the NYSE is open for regular trading (generally until 4 p.m. Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. Please note that the Funds reserve the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason; provided, that shareholders will be provided 60 days' advance notice of any modification or termination of the exchange privilege.
Frequent-Trading Limits
Frequent, short-term trading, abusive trading practices and market timing (together, “Excessive Trading”), often in response to short-term fluctuations in the market, are not knowingly permitted by the Funds. The Funds do not accommodate frequent purchases and redemptions of Fund Shares by Fund shareholders. Excessive Trading into and out of a Fund may harm a Fund's performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs.
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Excessive Trading activity is generally evaluated based on roundtrip transactions in an account. A “roundtrip” transaction is defined generally as a purchase or exchange into a Fund followed, or preceded, by a redemption or exchange out of the same Fund within 30 days. A Fund may, in its discretion, determine to apply a time period other than 30 days in connection with identifying roundtrip transactions. Shareholders with one or more roundtrip transactions may, in the discretion of a Fund, be blocked from making additional purchases or exchanges in any Fund for a period of time. A Fund has discretion to determine that action is not necessary if it determines that a pattern of trading is not abusive or harmful to the affected Fund in a material way. Fund size and/or transaction size may be considered in evaluating any roundtrip transaction.
The Board of Trustees has adopted a “Market Timing/Excessive Trading Policy” (the “Policy”) to discourage Excessive Trading. Under the Policy, the Funds reserve the right to reject any exchanges or purchase orders by any shareholder engaging in Excessive Trading activities.
As a means to protect each Fund and its shareholders from Excessive Trading:
•
The Funds' transfer agent compiles, monitors and reports account-level information on omnibus and underlying shareholder/participant activity. Depending on the account type, monitoring will be performed on a daily, monthly, quarterly and/or annual basis;
•
The Funds' distributor has obtained information from each Financial Intermediary holding shares in an omnibus account with the Funds regarding whether the Financial Intermediary has adopted and maintains procedures that are reasonably designed to protect the Funds against harmful short-term trading; and
•
With respect to Funds that invest in securities that trade on foreign markets, pursuant to the Funds' fair valuation procedures, pricing adjustments may be made based on information received from a third-party, multi-factor fair valuation pricing service.
The Funds' distributor has detailed procedures that document the transparency oversight and monitoring processes performed by the Funds' transfer agent.
While the Funds attempt to discourage Excessive Trading, there can be no guarantee that it will be able to identify investors who are engaging in Excessive Trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected. The Funds recognize that it may not always be able to detect or prevent Excessive Trading or other activity that may disadvantage the Funds or their shareholders.
A Fund shareholder's right to purchase shares through an automatic investment plan or redeem shares in full (or in part through a systematic withdrawal plan) are unaffected by Excessive Trading restrictions.
Unclaimed Property
Many states have unclaimed property rules that provide for transfer to the state (also known as “escheatment”) of unclaimed property under various circumstances. These circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office as undeliverable), or a combination of both inactivity and returned mail. If the Funds' transfer agent identifies property as unclaimed, it will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state after the passage of a certain period of time (as required by applicable state law).
It is your responsibility to ensure that you maintain a correct address for your account, and maintain contact in ways such as by contacting the Funds' transfer agent by mail or telephone or accessing your account through the Funds' website, and promptly cashing all checks for dividends, capital gains and redemptions. State requirements for maintaining contact with an account can vary and are subject to change. If you invest in a Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state unclaimed property laws. The Funds, the transfer agent and the distributor will not be liable to shareholders or their representatives for good faith compliance with state unclaimed property laws. Please check your state's unclaimed or abandoned property website for specific information.
If you are a resident of the state of Texas, you may designate a representative to receive escheatment notifications by completing and submitting a designation form, which you can find on the website of the Texas Comptroller. Designating such a representative may be beneficial, since Texas law provides that the escheatment period will cease if the repre
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sentative, after receiving an escheatment notification regarding your account, communicates knowledge of your location and confirms that you have not abandoned your account. You can mail a completed designation form to a Fund (if you hold shares directly with a Fund) or to your financial intermediary (if you do not hold shares directly with a Fund).
Dividends, Distributions and Tax Considerations
Net investment income dividends and capital gain distributions of the Funds will be declared and paid as described below. Any investment income and capital gains that have not been distributed by December of each calendar year are generally distributed at such time. When a Fund distributes investment income or capital gains, the NAV per share is reduced by the amount of the distribution.
Distribution Options. You can choose from four different distribution options as indicated on the application:
•
Reinvestment Option — Dividends and capital gain distributions will be automatically reinvested in additional shares of a Fund. If you do not indicate a choice on the application, this option will be automatically assigned.
•
Income-Earned Option — Capital gain distributions will be automatically reinvested, but a check, direct deposit or wire will be sent for each dividend distribution.
•
Cash Option — A check, wire or direct deposit will be sent for each dividend and capital gain distribution.
•
Direct Dividends Option — Dividends and capital gain distributions will be automatically invested in another identically registered Fund of the same share class.
If you have elected to receive distributions by check, and the postal or other delivery service is unable to deliver the checks because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the uncashed distribution and all future distributions will be reinvested at the then-current net asset value of the Fund.
Dividend Policy Upon Purchase. A shareholder will receive a dividend or capital gain distribution only if the shareholder purchased Fund Shares by the close of the record date of such dividend or capital gain distribution. Dividends typically are declared and paid annually. Short-term and long-term capital gains distributions, if any, typically are declared and paid annually.
A Fund may pay dividends and/or capital gain distributions more frequently than as set forth above in order to avoid Fund-level tax.
Tax Considerations
The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to an investment in a Fund. Your investment in a Fund may have other tax implications. Please consult your tax advisor about federal, state, local, foreign or other tax laws applicable to you. Investors, including non-U.S. investors, may wish to consult the SAI tax section for additional disclosure.
Each Fund has elected to be treated as a regulated investment company and intends each year to qualify and to be eligible to be treated as such. A regulated investment company generally is not subject to tax at the corporate level on income and gains that are timely distributed to shareholders. In order to qualify and be eligible for treatment as a regulated investment company, a Fund must, among other things, satisfy diversification, 90% gross income and distribution requirements. A Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. Each Fund is currently treated as a “personal holding company” and will potentially need to comply with additional requirements with respect to its distributions to shareholders in order to avoid a fund-level tax under the personal holding company rules. Please see Taxation of the Funds in the SAI for further information.
For U.S. federal income tax purposes, distributions of investment income generally are taxable to you as ordinary income. Taxes on distributions of capital gains generally are determined by how long the applicable Fund owned (or is deemed to have owned) the investments that generated them, rather than how long you have owned your Fund Shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned (or is deemed to have owned) for more than one year that are properly reported by a Fund as capital gain dividends generally will be treated as long-term capital gain includible in your net capital gain and taxed to individuals at reduced rates. Distributions of gains from investments that a Fund owned (or is deemed to have owned) for one year or less generally will be taxable to you as ordinary income when distributed to you by the Fund.
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Distributions of investment income reported by a Fund as derived from “qualified dividend income,” which will not include income from the Fund's portfolio securities on loan, are taxed to individuals at the rates applicable to net capital gain, provided holding period and other requirements are met by both the shareholder and the Fund. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your shares). Distributions may also be subject to state and local taxes and are taxable whether you receive them in cash or reinvest them in additional shares. Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a return of capital to the extent of your basis in the applicable Fund's shares, and, in general, as capital gain thereafter.
Any gain resulting from the redemption or other taxable disposition of Fund Shares generally will also be taxable to you as either short-term or long-term capital gain, depending upon how long you held such Fund Shares.
An additional 3.8% Medicare contribution tax is imposed on the “net investment income” of individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends, and net gains recognized on the redemption (or other taxable disposition) of Fund Shares.
A Fund's income from or proceeds of dispositions of its investments in non-U.S. assets may be subject to non-U.S. withholding or other taxes, which will reduce the yield on those investments. In certain instances, a Fund may be entitled to elect to pass through to its shareholders a credit (or deduction, for a shareholder that itemizes deductions and so chooses) for foreign taxes (if any) borne with respect to foreign securities income earned by the Fund. If the Fund so elects, shareholders will include in gross income from foreign sources their pro rata shares of such taxes, if any, treated as paid by the Fund. There can be no assurance that a Fund will make such election, even if it is eligible to do so. If a Fund does not qualify for or does not make such election, shareholders will not be entitled separately to claim a credit or deduction with respect to foreign taxes incurred by the Fund; in that case the foreign tax will nonetheless reduce the Fund's taxable income. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Under certain circumstances, if a Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Fund Shares could be affected or any foreign tax credits or deductions passed through to shareholders in respect of the Fund's foreign taxes for the current year could be reduced.
Certain of a Fund's investment practices, including derivative transactions and investments in debt obligations issued or purchased at a discount, will be subject to special and complex U.S. federal income tax provisions. These special rules may affect the timing, character, and/or amount of a Fund's distributions, and may require the Fund to sell its investments at a time when it is not advantageous to do so.
If you are not a U.S. person, dividends paid by a Fund that the Fund properly reports as capital gain dividends, short-term capital gain dividends, or interest-related dividends, each as further defined in the SAI, are not subject to withholding of U.S. federal income tax, provided that certain requirements are met. A Fund is permitted, but is not required, to report any part of its dividends as are eligible for such treatment. A Fund's dividends other than those the Fund so reports as capital gain dividends, short-term capital gain dividends, or interest-related dividends generally will be subject to U.S. withholding tax at a 30% rate (or lower applicable treaty rate). See each Fund's SAI for further information.

The U.S. Treasury and the Internal Revenue Service (the “IRS”) generally require a Fund to obtain information sufficient to identify the status of each shareholder under sections 1471-1474 of the Code, and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) or under an applicable intergovernmental agreement between the United States and a foreign government. Please see the SAI for more information on FATCA reporting requirements.
Cost Basis Reporting. U.S. Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of Fund Shares acquired on or after January 1, 2012 (“Post Effective Date Shares”). If you acquire and hold shares directly through the Funds and not through a Financial Intermediary, the transfer agent will use a default average cost basis methodology for tracking and reporting your cost basis on Post Effective Date Shares, unless you request, in writing, another cost basis reporting methodology.
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Financial Intermediary Arrangements
Distribution Arrangements and Rule 12b-1 Fees
12b-1 Plan. The Funds have adopted a Shareholder Servicing and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Service Class shares of each Fund. Under the Plan, the Trust will pay the Distributor with respect to the Service Class shares of a Fund, fees for shareholder and distribution services provided to that class of shares at an annual rate of 0.25% of the value of the average daily net assets of such Fund attributable to the Service Class shares. Fees to be paid with respect to the Funds under the Plan will be calculated daily and paid monthly. The annual fees payable with respect to the Service Class shares of a Fund are intended to compensate the Distributor or enable the Distributor to compensate other persons (“Service Providers”), for providing ongoing service and/or maintenance of the accounts of shareholders of the Fund, and to compensate the Distributor or enable the Distributor to compensate Service Providers, for providing services that are primarily intended to result in, or that are primarily attributable to, the sale of shares of the Fund. Because these fees are paid out of a Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Other Payments to Financial Intermediaries
In addition to payments under the Plan described above, the Funds may reimburse SSGA FD or its affiliates for payments made to Financial Intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement and the manner in which it is calculated are reviewed by the Trustees periodically.
Financial Intermediaries are firms that sell shares of mutual funds, including the Funds, and/or provide certain administrative and account maintenance services to mutual fund investors. Financial Intermediaries may include, among others, brokers, financial planners or advisers, banks, retirement plan recordkeepers and insurance companies.
In some cases, a Financial Intermediary may hold its clients' Fund Shares in nominee or street name and may utilize omnibus accounts. Shareholder services provided by a Financial Intermediary may (though they will not necessarily) include, among other things: establishing and maintaining shareholder account registrations; receiving and processing purchase and redemption orders, including aggregated orders and delivering orders to the Fund's transfer agent; processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semiannual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; and collecting and posting distributions to shareholder accounts.
The Financial Intermediary is often compensated by SSGA FD or its affiliates for the services it performs and in such cases is typically paid continually over time, during the period when the Financial Intermediary's clients hold investments in the Funds. The amount of continuing compensation paid by SSGA FD or its affiliates to different Financial Intermediaries for distribution and/or shareholder services varies. Any compensation is typically a percentage of the value of the Financial Intermediary's clients' investments in the Funds or a per account fee. The variation in compensation may, but will not necessarily, reflect enhanced or additional services provided by the Financial Intermediary.
If you invest through a Financial Intermediary and meet the eligibility criteria for more than one share class, you should discuss with your Financial Intermediary which share class is appropriate for you. Your financial adviser and the Financial Intermediary employing him or her may have an incentive to recommend one share class over another, when you are eligible to invest in more than one share class. Please speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Funds or its affiliates with respect to the different share classes offered by the Funds.
SSGA FD and its affiliates (including SSGA FM), at their own expense and out of their own assets, may also provide other compensation to Financial Intermediaries in connection with sales of the Funds' shares or the servicing of shareholders or shareholder accounts. Such compensation may include, but is not limited to, financial assistance to Financial Intermediaries in connection with conferences, sales, or training programs for their employees; seminars for the public; advertising or sales campaigns; or other Financial Intermediary-sponsored special events. In some instances, this com
46

pensation may be made available only to certain Financial Intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Funds' shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as Financial Industry Regulatory Authority, Inc.
If payments to Financial Intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial adviser and the Financial Intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by SSGA FD and its affiliates and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your Financial Intermediary at the time of purchase.
Third-Party Transactions. The Funds have authorized certain Financial Intermediaries to accept purchase, redemption and exchange orders on the Funds' behalf. Orders received for a Fund by a Financial Intermediary that has been authorized to accept orders on the Fund's behalf (or other Financial Intermediaries designated by the Financial Intermediary) will be deemed accepted by the Fund at the time they are received by the Financial Intermediary and will be priced based on the Fund's next NAV determination as long as the Financial Intermediary transmits the order in good form and in a timely manner to the applicable Fund(s). The Financial Intermediary is responsible for transmitting your orders and associated funds in good form and in a timely manner to the applicable Fund(s). The Funds will not be responsible for delays by the Financial Intermediary in transmitting your orders, including timely transfer of payment, to a Fund.
If you are purchasing, selling, exchanging or holding Fund Shares through a program of services offered by a Financial Intermediary, you may be required by the Financial Intermediary to pay additional fees. You should contact the Financial Intermediary for information concerning what additional fees, if any, may be charged.
47

Financial Highlights
The financial highlight tables on the following pages are intended to help you understand each Fund's financial performance for the past five fiscal years. Certain information reflects the performance results for a single Fund Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Funds' independent registered public accounting firm, whose report, along with each Fund's financial highlights and financial statements, is included in each Fund's Form N-CSR filing, which are available upon request. Any references to Notes in these financial highlight tables refer to the “Notes to Financial Statements” section of each Fund's financial statements and the financial information included in these tables should be read in conjunction with the financial statements incorporated by reference in the SAI.
48

State Street Institutional Small-Cap Equity Fund
Financial Highlights
Selected data based on a share outstanding throughout the fiscal years indicated

Investment Class
	9/30/25	9/30/24	9/30/23	9/30/22	9/30/21
Inception date					8/3/98
Net asset value, beginning of period	$18.97	$16.65	$15.49	$22.15	$15.55
Income/(loss) from investment operations:
Net investment income	0.09 (a)	0.10 (a)	0.11 (a)	0.05 (a)	0.02 (a)
Net realized and unrealized gains/(losses) on investments	0.19 (a)	3.56 (a)	1.84 (a)	(3.38)(a)	7.19 (a)
Total income/(loss) from investment operations	0.28	3.66	1.95	(3.33)	7.21
Less distributions from:
Net investment income	(0.16)	(0.13)	(0.04)	(0.03)	(0.04)
Net realized gains	(1.73)	(1.21)	(0.75)	(3.30)	(0.57)
Total distributions	(1.89)	(1.34)	(0.79)	(3.33)	(0.61)
Net asset value, end of period	$17.36	$18.97	$16.65	$15.49	$22.15
Total Return(b)	1.57%	22.81%	12.79%	(18.14)%	46.98%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$525,346	$763,677	$1,018,088	$945,933	$1,308,410
Ratios to average net assets:
Net expenses	0.75%	0.75%	0.75%	0.79%	0.88%
Gross expenses	0.91%	0.89%	0.89%	0.88%	0.88%
Net investment income	0.52%	0.55%	0.67%	0.27%	0.10%
Portfolio turnover rate	45%	38%	29%	30%	42%

Notes to Financial Highlights
(a)	Per share values have been calculated using the average shares method.
(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions.
49

State Street Institutional Small-Cap Equity Fund
Financial Highlights
Selected data based on a share outstanding throughout the fiscal years indicated

Service Class
	9/30/25	9/30/24	9/30/23	9/30/22	9/30/21
Inception date					9/30/05
Net asset value, beginning of period	$18.90	$16.59	$15.45	$22.11	$15.53
Income/(loss) from investment operations:
Net investment income (loss)	0.05 (a)	0.05 (a)	0.07 (a)	0.01 (a)	(0.03)(a)
Net realized and unrealized gains/(losses) on investments	0.19 (a)	3.56 (a)	1.82 (a)	(3.37)(a)	7.18 (a)
Total income/(loss) from investment operations	0.24	3.61	1.89	(3.36)	7.15
Less distributions from:
Net investment income	(0.11)	(0.09)	—	—	—
Net realized gains	(1.73)	(1.21)	(0.75)	(3.30)	(0.57)
Total distributions	(1.84)	(1.30)	(0.75)	(3.30)	(0.57)
Net asset value, end of period	$17.30	$18.90	$16.59	$15.45	$22.11
Total Return(b)	1.33%	22.53%	12.41%	(18.28)%	46.60%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,872	$1,941	$1,653	$1,571	$2,078
Ratios to average net assets:
Net expenses	1.00%	1.00%	1.00%	1.04%	1.13%
Gross expenses	1.16%	1.14%	1.14%	1.13%	1.13%
Net investment income (loss)	0.27%	0.30%	0.42%	0.03%	(0.14)%
Portfolio turnover rate	45%	38%	29%	30%	42%

Notes to Financial Highlights
(a)	Per share values have been calculated using the average shares method.
(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions.
50

State Street Institutional U.S. Equity Fund
Financial Highlights
Selected data based on a share outstanding throughout the fiscal years indicated

Investment Class
	9/30/25	9/30/24	9/30/23	9/30/22	9/30/21
Inception date					11/25/97
Net asset value, beginning of period	$13.88	$10.16	$9.74	$17.26	$13.97
Income/(loss) from investment operations:
Net investment income	0.10 (a)	0.11 (a)	0.10 (a)	0.11 (a)	0.13 (a)
Net realized and unrealized gains/(losses) on investments	1.76 (a)	3.79 (a)	1.85 (a)	(1.80)(a)	3.86 (a)
Total income/(loss) from investment operations	1.86	3.90	1.95	(1.69)	3.99
Less distributions from:
Net investment income	(0.11)	(0.10)	(0.11)	(0.13)	(0.14)
Net realized gains	(1.76)	(0.08)	(1.42)	(5.70)	(0.56)
Total distributions	(1.87)	(0.18)	(1.53)	(5.83)	(0.70)
Net asset value, end of period	$13.87	$13.88	$10.16	$9.74	$17.26
Total Return(b)	15.31%	38.88%	22.36%	(16.99)%	29.41%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$319,724	$301,776	$218,221	$176,243	$572,329
Ratios to average net assets:
Gross expenses	0.38%	0.39%	0.40%	0.38%	0.37%
Net investment income	0.80%	0.90%	1.01%	0.78%	0.81%
Portfolio turnover rate	43%	58%	39%	29%	35%

Notes to Financial Highlights
(a)	Per share values have been calculated using the average shares method.
(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions.
51

State Street Institutional U.S. Equity Fund
Financial Highlights
Selected data based on a share outstanding throughout the fiscal years indicated

Service Class
	9/30/25	9/30/24	9/30/23	9/30/22	9/30/21
Inception date					1/3/01
Net asset value, beginning of period	$16.17	$11.80	$11.08	$18.86	$15.21
Income/(loss) from investment operations:
Net investment income	0.08 (a)	0.09 (a)	0.09 (a)	0.09 (a)	0.10 (a)
Net realized and unrealized gains/(losses) on investments	2.11 (a)	4.43 (a)	2.13 (a)	(2.08)(a)	4.21 (a)
Total income/(loss) from investment operations	2.19	4.52	2.22	(1.99)	4.31
Less distributions from:
Net investment income	(0.07)	(0.07)	(0.08)	(0.09)	(0.10)
Net realized gains	(1.76)	(0.08)	(1.42)	(5.70)	(0.56)
Total distributions	(1.83)	(0.15)	(1.50)	(5.79)	(0.66)
Net asset value, end of period	$16.53	$16.17	$11.80	$11.08	$18.86
Total Return(b)	15.10%	38.60%	21.99%	(17.16)%	29.10%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$133	$122	$88	$118	$268
Ratios to average net assets:
Gross expenses	0.63%	0.64%	0.65%	0.63%	0.62%
Net investment income (loss)	0.55%	0.65%	0.76%	0.62%	0.56%
Portfolio turnover rate	43%	58%	39%	29%	35%

Notes to Financial Highlights
(a)	Per share values have been calculated using the average shares method.
(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions.
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For more information about the Funds:
The Funds' SAI includes additional information about the Funds and is incorporated by reference into this document. Additional information about the Funds' investments is available in the Funds' most recent annual and semi-annual reports to shareholders and in each Fund's Form N-CSR. In a Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. In a Fund's Form N-CSR, you will find the Fund's annual and semi-annual financial statements. The Funds' SAI is available, without charge, upon request. The Funds' annual and semi-annual reports to shareholders, and other information such as Fund financial statements, are available, without charge, upon request.
You may visit the Funds' Internet Website (www.statestreet.com/im) or the SEC's Internet Website (http://www.sec.gov) free of charge to view each Fund's prospectus, annual/semi-annual reports, SAI, and other information, such as each Fund's financial statements, about the State Street Institutional Funds. Also, you can obtain copies of this information, after paying a duplication fee, by sending your request electronically to the following e-mail address: publicinfo@sec.gov.
State Street Institutional Funds
You may obtain a free copy of the SAI or the Funds' annual/semi-annual report, request other information about the Funds and make shareholder inquiries by contacting:
State Street Global Advisors Funds Distributors, LLC
c/o U.S. Bank Global Fund Services, LLC
P.O. Box 219238
Kansas City, MO 64121-9238
Telephone 1-800-242-0134
Website www.statestreet.com/im
SSF-INSTPRO-1Investment Company Act file number: 811-08257

Prospectus
January 31, 2026
State Street Institutional Funds
State Street Institutional Small-Cap Equity Fund (SIVIX)
This Prospectus is intended for use only by GE Aerospace Retirement Savings Plan (the “Plan”) and Plan participants.
Like all mutual funds, the State Street Institutional Funds' shares have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

State Street Institutional Funds
State Street Institutional
Small-Cap Equity Fund
Investment Class SIVIX

Fund Summary
Investment Objective
The investment objective of the State Street Institutional Small-Cap Equity Fund (the “Fund”) is to seek long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Fund Shares”). You may pay brokerage commissions and other fees to financial intermediaries which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the sale proceeds or the original offering price)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.91%
Distribution and Shareholder Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.91%
Less Fee Waivers and/or Expense Reimbursements[2]	(0.16)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.75%
1
The Fund's management fee is a “unitary” fee that includes most operating expenses payable by the Fund. The rate is subject to breakpoints and differs depending on the average daily net assets of the Fund. Accordingly, actual management fee rate may be higher or lower than shown above.
2
The Fund's investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), is contractually obligated until January 31, 2027 (i) to waive up to the full amount of the advisory fee payable by the Fund, and/or (ii) to reimburse the Fund for expenses to the extent that Total Annual Fund Operating Expenses (exclusive of non-recurring account fees, extraordinary expenses, and certain class specific expenses, such as distribution and shareholder servicing) exceed 0.75% of average daily net assets on an annual basis. This fee waiver and/or expense reimbursement arrangement may not be terminated prior to January 31, 2027, except with approval of the State Street Institutional Funds' Board of Trustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$77	$274	$488	$1,105
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 45% of the average value of its portfolio.
1

State Street Institutional Funds
State Street Institutional
Small-Cap Equity Fund
Investment Class SIVIX

Fund Summary
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) under normal circumstances in equity securities of small-cap companies, such as common and preferred stocks.
The Fund defines a small-cap company as one with a market capitalization that, at the time of initial investment, falls between (a) the market capitalization of the smallest company in the Russell 2000® Index and (b) either the larger of the market capitalization of the largest company in the Russell 2000® Index or $3.0 billion. As of December 31, 2025, the market capitalizations of companies in the Russell 2000® Index ranged from $1.98 million to $31.15 billion.These capitalization ranges will change over time. SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the Fund's investment adviser, or a sub-adviser will not sell a stock merely because the market capitalization of a company in the portfolio moves outside of this capitalization range or because the index capitalization range changes. Because of this, the Fund may have less than 80% of its net assets in equity securities of small-cap companies at any given time. The Adviser and sub-advisers select equity securities from a number of industries based on the merits of individual companies, although at times the Fund's investments may be focused in one or more market sectors, such as information technology.
The Fund uses a multi sub-adviser investment strategy that combines growth, value and core investment management styles. SSGA FM will allocate the Fund's assets among the sub-advisers to maintain exposure to a combination of investment styles, but may have larger allocations to certain sub-advisers based on its assessment of the potential for better performance or to address capacity constraints of a particular sub-adviser, among other reasons. As a result, this orientation will typically produce a portfolio that does not materially favor value or growth style investing, and allows the Fund the potential to benefit from both value and growth cycles in the marketplace.
The Adviser and sub-advisers seek to identify securities of companies that they believe have desirable characteristics for the Fund such as:
•
high quality management focused on generating shareholder value;
•
attractive products or services;
•
appropriate capital structures; and/or
•
strong competitive positions in their industries.
In addition, a sub-adviser with a value investment style generally will seek to identify securities of companies with characteristics such as attractive valuation, while a sub-adviser with a growth investment style generally will seek to identify securities of companies with strong growth potential.
The Adviser and sub-advisers may consider selling a security when one of these characteristics no longer applies, when the Adviser or sub-adviser believes that the valuation has become excessive, or more attractive alternatives are identified.
The Fund also may invest up to 20% of its net assets (plus any borrowings for investment purposes) in securities with capitalizations outside the Fund's small-cap range and up to 10% of its total assets in foreign securities. The Fund also may invest up to 20% of its net assets (plus any borrowings for investment purposes) in debt securities and up to 10% in below-investment grade debt securities. The Adviser and sub-advisers may also use various types of derivative instruments (such as futures contracts, options and forward contracts) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling such securities.
Principal Risks
The Fund is subject to the following principal risks. You could lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund. An investment in the Fund is subject to investment risks, including possible loss of principal, is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit
2

State Street Institutional Funds
State Street Institutional
Small-Cap Equity Fund
Investment Class SIVIX

Fund Summary
Insurance Corporation (“FDIC”) or any other government agency. The Fund may not achieve its investment objective. The Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. Investors should consult their own advisers as to the role of the Fund in their overall investment programs.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Small-, Mid-, and Micro-Capitalization Securities Risk: The securities of small-, mid- and micro-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale, and their values may have significant volatility. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-, mid- and micro-capitalization companies could trail the returns on investments in securities of larger companies.
Asset Allocation Risk: The Fund's investment performance depends upon the successful allocation by the Adviser of the Fund's assets among asset classes, geographical regions, industry sectors, and specific issuers and investments. There is no guarantee that the Adviser's allocation techniques and decisions will produce the desired results.
Company Risk: Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, regulatory, geopolitical, and other conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, regulatory, geopolitical and other conditions can adversely affect the price of an investment. The price of securities of smaller, less well-known issuers can be more volatile than the price of securities of larger issuers or the market in general.
Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts, repurchase agreements, reverse repurchase agreements, and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.
Currency Risk: The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and delays, restrictions or prohibitions on the repatriation of foreign currencies. Foreign currency exchange rates may have significant volatility, and changes in the values of foreign currencies against the U.S. dollar may result in substantial declines in the values of the Fund's assets denominated in foreign currencies.
3

State Street Institutional Funds
State Street Institutional
Small-Cap Equity Fund
Investment Class SIVIX

Fund Summary
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities. High levels of inflation and/or a significantly changing interest rate environment can lead to heightened levels of volatility and reduced liquidity.
Derivatives Risk: Derivative transactions can create investment leverage and may have significant volatility. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, changes in the value of a derivative transaction may not correlate perfectly with the underlying asset, and the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations. A derivatives transaction may not behave in the manner anticipated by the Adviser or sub-adviser or may not have the effect on the Fund anticipated by the Adviser or sub-adviser.
Growth Stock Risk: The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.
Information Technology Sector Risk: Market or economic factors impacting information technology companies could have a major effect on the value of the Fund's investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Large Transactions Risk: To the extent a large proportion of the shares of the Fund are held by a small number of shareholders (or a single shareholder), including funds or accounts over which the Adviser has investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem Fund Shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser. In addition, a large number of shareholders collectively may purchase or redeem Fund Shares in large amounts rapidly or unexpectedly (collectively, such transactions are referred to as “large shareholder transactions”). Large shareholder transactions could adversely affect the ability of the Fund to conduct its investment program.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the
4

State Street Institutional Funds
State Street Institutional
Small-Cap Equity Fund
Investment Class SIVIX

Fund Summary
Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Management Risk: The Fund is actively managed by the Adviser and multiple sub-advisers. The Adviser's or sub-advisers' judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser's or sub-advisers' investment techniques and decisions will produce the desired results. Additionally, because portions of the Fund's assets are managed by the Adviser and multiple sub-advisers, each using different investment styles, the Fund could engage in overlapping security transactions, potentially leading to the Fund holding a more concentrated position in these securities.
Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent that the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Value Stock Risk: A “value” style of investing is subject to the risk that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Value stocks present the risk that they may decline in price or never reach their expected full market value, either because the market fails to recognize a stock's intrinsic worth or the Adviser or sub-adviser overestimates the stock's expected value.
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns from year-to-year and by showing how the Fund's average annual returns for the periods ended December 31, 2025 compared with those of a broad measure of market performance. The bar chart shows how the Investment Class shares' returns have varied for each full calendar year shown. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling the GE Aerospace Retirement Savings Plan Service Center at 1 (877) 554-3777 or by visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	28.80%	Q4 2020
Lowest Quarterly Return	-31.22%	Q1 2020
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State Street Institutional Funds
State Street Institutional
Small-Cap Equity Fund
Investment Class SIVIX

Fund Summary
Average Annual Total Returns (for periods ended 12/31/25)
	One Year	Five Years	Ten Years
Investment Class	0.47%	5.48%	9.22%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	12.81%	6.09%	9.62%
Investment Adviser and Sub-Advisers
SSGA FM serves as the investment adviser to the Fund. Champlain Investment Partners, LLC (“Champlain”), Kennedy Capital Management LLC (“Kennedy”), Palisade Capital Management, LP (“Palisade”), SouthernSun Asset Management, LLC (“SouthernSun”), and Westfield Capital Management Company, L.P. (“Westfield”) serve as investment sub-advisers to the Fund, subject to the oversight of SSGA FM. The Adviser and certain other affiliates of State Street Corporation make up State Street Investment Management.
The professionals primarily responsible for the day-to-day management of the Fund are Shawn McKay, Fares Altaher, Scott Brayman, Frank Latuda, Jr., McAfee Burke, Dennison Veru, Marc Shapiro, Phillip Cook, William Muggia, and Richard Lee. Mr. McKay has served as a portfolio manager of the Fund since 2019, Mr. Altaher has served as a portfolio manager of the Fund since May 2022, Mr. Brayman has served as a portfolio manager of the Fund since 2008, Mr. Latuda has served as a portfolio manager of the Fund since 2010, Mr. Burke has served as a portfolio manager of the Fund since 2022, Mr. Veru has served as a portfolio manager since 2000, Mr. Shapiro has served as a portfolio manager of the Fund since 2012, Mr. Cook has served as a portfolio manager of the Fund since 2021, Messrs. Muggia and Lee have served as portfolio managers of the Fund since March 2024.
Shawn McKay, CFA, is a Vice President of the Adviser and a member of the Investment Strategist Team within the Investment Solutions Group. He joined the Adviser in 2007.
Fares Altaher is a Vice President of the Adviser and a member of the Manager Research Team for the Investment Solutions Group. He joined the Adviser in 2018.
Scott Brayman, CFA, is a Managing Partner and Chief Investment Officer of Small and Mid-Cap Strategies at Champlain. He joined Champlain in 2004.
Frank Latuda Jr., CFA, is Chief Investment Officer and Portfolio Manager at Kennedy. He joined Kennedy in 1997.
McAfee Burke, CFA, is a Portfolio Manager at Kennedy. He joined Kennedy in 2015.
Marc Shapiro is a Partner and Senior Portfolio Manager at Palisade. He joined Palisade in 2004.
Dennison Veru is the Senior Partner and Chief Investment Officer at Palisade. He joined Palisade in 2000.
Phillip Cook is the Chief Investment Officer and Principal at SouthernSun. He joined SouthernSun in 2006.
William A. Muggia is the Chief Executive Officer and Chief Investment Officer at Westfield. He joined Westfield in 1994.
Richard D. Lee, CFA, is a Managing Partner and Chief Investment Officer at Westfield. He joined Westfield in 2004.
Purchase and Sale of Fund Shares
Purchase minimums
Eligible Investors (Individuals who are plan participants in the GE Aerospace Retirement Savings Plan)
To establish an account	None
To add to an existing account	None
You may purchase or redeem Fund Shares on any day the Fund is open for business through the following options:
•
You may redeem Fund Shares by written request or wire transfer.
•
Written requests should be sent to:
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State Street Institutional Funds
State Street Institutional
Small-Cap Equity Fund
Investment Class SIVIX

Fund Summary
By Mail:
State Street Investment Management
c/o U.S. Bank Global Fund Services, LLC
P.O. Box 219238
Kansas City, MO 64121-9238
By Overnight/Registered, Express, Certified Mail:
State Street Investment Management
c/o U.S. Bank Global Fund Services, LLC
801 Pennsylvania Ave, Suite 219238
Kansas City, MO 64105-1307
•
Calling us at (800) 242-0134
•
By accessing the Fund's website at  www.statestreet.com/im.
•
Visit Netbenefits.com; or
•
Call the GE Aerospace Retirement Service Center at 1-877-554-3777 between 8:30 a.m. and 8:30 p.m., Eastern time, on any day the New York Stock Exchange is open for trading.
Tax Information
Since you are investing through a tax-advantaged 401(k) plan, dividends and capital gains distributions you receive from the Fund are not subject to federal income tax at the time of their distribution, but may be subject to federal income tax upon withdrawal.
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FUND OBJECTIVES, STRATEGIES AND RISKS
Investment Objective
The State Street Institutional Funds' (the “Trust”) Board of Trustees (the “Board” or “Board of Trustees”) may change the Fund's investment strategies and other policies without shareholder approval, except as otherwise indicated. The investment objective or objectives of the Fund are fundamental and cannot be changed without the approval of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) under normal circumstances in equity securities of small-cap companies, such as common and preferred stocks. In addition to common stocks and preferred stocks, equity securities may also include depositary receipts, convertible securities, and rights and warrants of U.S. and foreign companies.
The Fund defines a small-cap company as one with a market capitalization that, at the time of initial investment, falls between (a) the market capitalization of the smallest company in the Russell 2000® Index and (b) either the larger of the market capitalization of the largest company in the Russell 2000® Index or $3.0 billion. As of December 31, 2025, the market capitalizations of companies in the Russell 2000® Index ranged from $1.98 million to $31.15 billion.These capitalization ranges will change over time. The Adviser or a sub-adviser will not sell a stock merely because the market capitalization of a company in the portfolio moves outside of this capitalization range or because the index capitalization range changes. Because of this, the Fund may have less than 80% of its net assets in equity securities of small-cap companies at any given time. The Adviser and sub-advisers select equity securities from a number of industries based on the merits of individual companies, although at times the Fund's investments may be focused in one or more market sectors, such as information technology.
The Fund uses a multi sub-adviser investment strategy that combines growth, value and core investment management styles. SSGA FM will allocate the Fund's assets among the sub-advisers to maintain exposure to a combination of investment styles, but may have larger allocations to certain sub-advisers based on its assessment of the potential for better performance or to address capacity constraints of a particular sub-adviser, among other reasons. As a result, this orientation will typically produce a portfolio that does not materially favor value or growth style investing, and allows the Fund the potential to benefit from both value and growth cycles in the marketplace.
The Adviser and sub-advisers seek to identify securities of companies that they believe have desirable characteristics for the Fund such as:
•
high quality management focused on generating shareholder value;
•
attractive products or services;
•
appropriate capital structures; and/or
•
strong competitive positions in their industries.
In addition, a sub-adviser with a value investment style generally will seek to identify securities of companies with characteristics such as attractive valuation, while a sub-adviser with a growth investment style generally will seek to identify securities of companies with strong growth potential.
The Adviser and sub-advisers may consider selling a security when one of these characteristics no longer applies, when the Adviser or sub-adviser believes that the valuation has become excessive, or more attractive alternatives are identified.
The Fund also may invest up to 20% of its net assets (plus any borrowings for investment purposes) in securities with capitalizations outside the Fund's small-cap range and up to 10% of its total assets in foreign securities. The Fund also may invest up to 20% of its net assets (plus any borrowings for investment purposes) in debt securities and up to 10% in below-investment grade debt securities. The Adviser and sub-advisers may also use various types of derivative instruments (such as futures contracts, options and forward contracts) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling such securities.
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The Fund may also invest in repurchase agreements, reverse repurchase agreements, when-issued and delayed delivery securities, and may hold securities that are restricted as to resale. The Fund may invest in other investment companies, including ETFs, to the extent permitted by applicable law (including those advised by the Adviser). The Fund also may lend its securities.
* The Russell 2000® Index is constructed to provide an unbiased small-cap barometer and is reconstituted annually. The capitalization range, however, may change significantly intra-year due to changes in the market capitalizations of securities that comprise the Index.
Additional Information About Risks
The Fund is subject to the following principal risks. The risks are described in alphabetical order and not in the order of importance or potential exposure.
Asset Allocation Risk. The Fund's investment performance depends upon the successful allocation of the Fund's assets among asset classes, geographical regions, industry sectors, and specific issuers and investments. There is no guarantee that the Fund's allocation techniques and decisions will produce the desired results. It is possible to lose money on an investment in the Fund as a result of these allocation decisions.
Call/Prepayment Risk. Call/prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund earlier than expected or required. This may occur, for example, when there is a decline in interest rates, and an issuer of bonds or preferred stock redeems the bonds or stock in order to replace them with obligations on which it is required to pay a lower interest or dividend rate. It may also occur when there is an unanticipated increase in the rate at which mortgages or other receivables underlying mortgage- or asset-backed securities held by the Fund are prepaid. In any such case, the Fund may be forced to invest the prepaid amounts in lower-yielding investments, resulting in a decline in the Fund's income.
Company Risk. Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, regulatory, geopolitical, and other conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, regulatory, geopolitical and other conditions can adversely affect the price of an investment. The price of securities of smaller, less well-known issuers can be more volatile than the price of securities of larger issuers or the market in general.
Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts and other transactions such as repurchase agreements or reverse repurchase agreements. The Fund's ability to profit from these types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, resulting in a loss to the Fund. The Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding involving its counterparty (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty. Under applicable law or contractual provisions, including if the Fund enters into an investment or transaction with a financial institution and such financial institution (or an affiliate of the financial institution) experiences financial difficulties, then the Fund may in certain situations be prevented or delayed from exercising its rights to terminate the investment or transaction, or to realize on any collateral and may result in the suspension of payment and delivery obligations of the parties under such investment or transactions or in another institution being substituted for that financial institution without the consent of the Fund. Further, the Fund may be subject to “bail-in” risk under applicable law whereby, if required by the financial institution's authority, the financial institution's liabilities could be written down, eliminated or converted into equity or an alternative instrument of ownership. A bail-in of a financial institution may result in a reduction in value of some or all of its securities and, if the Fund holds such securities or has entered into a transaction with such a financial security when a bail-in occurs, such Fund may also be similarly impacted.
Credit Risk. Credit risk is the risk that an issuer, guarantor or liquidity provider of a fixed-income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. It includes the risk that the security will be downgraded by a credit rating agency; generally, lower credit quality issuers present higher credit risks. An actual or perceived decline in creditworthiness of an issuer of a fixed-income security held
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by the Fund may result in a decrease in the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when the Fund owns securities of the issuer or that the issuer will default on its obligations or that the obligations of the issuer will be limited or restructured.
The credit rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition and does not reflect an assessment of an investment's volatility or liquidity. Securities rated in the lowest category of investment-grade are considered to have speculative characteristics. If a security held by the Fund loses its rating or its rating is downgraded, the Fund may nonetheless continue to hold the security in the discretion of the Adviser or sub-adviser. In the case of asset-backed or mortgage-related securities, changes in the actual or perceived ability of the obligors on the underlying assets or mortgages to make payments of interest and/or principal may affect the values of those securities.
Currency Risk. Investments in issuers in different countries are often denominated in currencies other than the U.S. dollar. Changes in the values of those currencies relative to the U.S. dollar may have a positive or negative effect on the values of the Fund's investments denominated in those currencies. The values of other currencies relative to the U.S. dollar may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by national governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments. Currency values can decrease significantly both in the short term and over the long term in response to these and other developments. Continuing uncertainty as to the status of the Euro and the Economic and Monetary Union of the European Union (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU, or any continued uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of the Fund's portfolio investments.
Debt Securities Risk. The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities. High levels of inflation and/or a significantly changing interest rate environment can lead to heightened levels of volatility and reduced liquidity.
Derivatives Risk. A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset, interest rate, or index. Derivative transactions typically involve leverage and may have significant volatility. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, that changes in the value of a derivative transaction may not correlate perfectly with the underlying asset, and that the Fund may not be able to close out a derivative transaction at a favorable time or price. Risks associated with derivative instruments include potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty's credit quality; the potential for the derivative transaction not to have the effect the Adviser or sub-adviser anticipated or a different or less favorable effect than the Adviser or sub-adviser anticipated; the failure of the counterparty to the derivative transaction to perform its obligations under the transaction or to settle a trade; possible mispricing or improper valuation of the derivative instrument; imperfect correlation in the value of a derivative with the asset, rate, or index underlying the derivative; the risk that the Fund may be required to post collateral or margin with its counterparty, and will not be able to recover the collateral or margin in the event of the counterparty's insolvency or bankruptcy; the risk that the Fund will experience losses on its derivatives investments and on its other portfolio investments, even when the derivatives investments may be intended in part or entirely to hedge those portfolio investments; the risks specific to the asset underlying the derivative instrument; lack of liquidity for the derivative instrument, including, without
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limitation, absence of a secondary trading market; the potential for reduced returns to the Fund due to losses on the transaction and an increase in volatility; the potential for the derivative transaction to have the effect of accelerating the recognition of gain; and legal risks arising from the documentation relating to the derivative transaction.
Forward Currency Contracts Risk. In a forward currency contract, the Fund agrees to buy in the future an amount in one currency in return for another currency, at an exchange rate determined at the time the contract is entered into. If currency exchange rates move against a Fund's position during the term of the contract, the Fund will lose money on the contract. There is no limit on the extent to which exchange rates may move against the Fund's position. The markets for certain currencies may at times become illiquid, and the Fund may be unable to enter into new forward contracts or to close out existing contracts. Forward currency contracts are entered into in the over-the-counter market, and the Fund's ability to profit from a contract will depend on the willingness and ability of its counterparty to perform its obligations under the contract. Use by the Fund of foreign currency forward contracts may give rise to investment leverage.
Futures Contract Risk. The risk of loss relating to the use of futures contracts is potentially unlimited. The ability to establish and close out positions in futures contracts will be subject to the development and maintenance of a liquid market. There is no assurance that a liquid market on an exchange will exist for any particular futures contract or at any particular time. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate the futures contract. In using futures contracts, the Fund will be reliant on the ability of the Adviser or sub-adviser to predict market and price movements correctly; the skills needed to use such futures contracts successfully are different from those needed for traditional portfolio management. If the Fund uses futures contracts for hedging purposes, there is a risk of imperfect correlation between movements in the prices of the futures contracts and movements in the securities or index underlying the futures contracts or movements in the prices of the Fund's investments that are the subject of such hedge. The prices of futures contracts, for a number of reasons, may not correlate perfectly with movements in the securities or index underlying them. For example, participants in the futures markets are subject to margin deposit requirements. Such requirements may cause investors to take actions with respect to their futures positions that they would not otherwise take. The margin requirements in the futures markets may be less onerous than margin requirements in the securities markets in general, and as a result those markets may attract more speculators than the securities markets do. Increased participation by speculators in those markets may cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Adviser or sub-adviser still may not result in a successful futures activity over a very short time period. The risk of a position in a futures contract may be very large compared to the relatively low level of margin the Fund is required to deposit. The Fund will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund will incur brokerage fees in connection with its futures transactions. In the event of an insolvency of the futures commission merchant or a clearing house, the Fund may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or to realize the value of any increase in the price of its positions, or it may experience a significant delay in doing so. The Commodity Futures Trading Commission (the “CFTC”), certain foreign regulators, and many futures exchanges have established limits referred to as “position limits” on the maximum net long or net short positions that any person and certain affiliated entities may hold or control in a particular futures and options contract. In addition, federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals and energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of complying with position limits. It is possible that the positions of different clients managed by the Adviser may be aggregated for this purpose. Therefore, the trading decisions of the Adviser may have to be modified and positions held by the Fund liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Fund. A violation of position limits could also lead to regulatory action materially adverse to the Fund's investment strategy. The Fund may also be affected by other regimes, including those of the European Union and United Kingdom, and trading venues that impose position limits on commodity derivative contracts. In addition, exchanges may establish accountability levels applicable to a futures contract instead of position limits, provided that the futures contract is not subject to federal position limits. An exchange may order a person who holds or controls a position in excess of a position accountability level not to further increase its position, to comply with any prospective limit that exceeds the size of the position owned or controlled, or to reduce any open position that exceeds the position accountability level if the
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exchange determines that such action is necessary to maintain an orderly market. Position accountability levels could adversely affect the Fund's ability to establish and maintain positions in commodity futures contracts to which such levels apply, if the Fund were to trade in such contracts, and the Fund's ability to achieve its investment objective.
Futures contracts traded on markets outside the U.S. are not generally subject to the same level of regulation by the CFTC or other U.S. regulatory entities as contracts traded in the U.S., including without limitation as to the execution, delivery, and clearing of transactions. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country in question. Margin and other payments made by the Fund may not be afforded the same protections as are afforded those payments in the U.S., including in connection with the insolvency of an executing or clearing broker or a clearinghouse or exchange. Certain foreign futures contracts may be less liquid and more volatile than U.S. contracts.
Index Futures Contracts and Related Options. The Fund may buy and sell futures contracts and options on those futures contracts. An “index futures” contract is a contract to buy or sell units of an index at an agreed price on a specified future date. Depending on the change in value of the Index between the time when the Fund enters into and closes out an index future or option transaction, the Fund realizes a gain or loss. Options and futures transactions involve risks. For example, it is possible that changes in the prices of futures contracts will not correlate precisely with changes in the value of the Index. In those cases, use of futures contracts and related options might decrease the correlation between the return of the Fund and the return of the Index. In addition, the Fund incurs transaction costs in entering into, and closing out, positions in futures contracts and related options. Funds that enter into contracts with counterparties run the risk that the counterparty will be unwilling or unable to make timely settlement payments or otherwise honor its obligations. This risk is typically less for exchange-traded derivatives, such as those the Fund may invest in. These costs typically have the effect of reducing the correlation between the return of the Fund and the return of the Index. Because the market for futures contracts and options may be illiquid, the Fund may have to hold a contract or option when the Adviser would otherwise have closed out the position, or it may only be able to close out at a price lower than what the Adviser believes is the fair value of the contract or option, thereby potentially reducing the return of the Fund.
Other Derivative Transactions. The Fund may enter into derivatives transactions involving options and swaps. These transactions involve many of the same risks as those described above under “Index Futures Contracts and Related Options.”  In addition, since many of such transactions are conducted directly with counterparties, and not on an exchange or board of trade, the Fund's ability to realize any investment return on such transactions is generally subject to greater risk including that the counterparty will be unable or unwilling to meet its obligations.
Equity Investing Risk. The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer's goods or services. The values of equity securities also may decline due to general industry or market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Growth Stock Risk. The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, revenues, the economy, political developments, or other news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, at times when it holds substantial investments in growth stocks, the Fund may underperform other investment funds that invest more broadly or that favor different investment styles. Because growth companies typically reinvest their earnings, growth stocks typically do not pay dividends at levels associated with other types of stocks, if at all.
Information Technology Sector Risk. Market or economic factors impacting information technology companies could have a major effect on the value of the Fund's investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Like other technology companies, information technology companies may have limited product lines,
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markets, financial resources or personnel. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Interest Rate Risk. Interest rate risk is the risk that the securities held by the Fund will decline in value because of increases in market interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, the value of a security with a duration of five years would be expected to decrease by 5% for every 1% increase in interest rates. Falling interest rates also create the potential for a decline in the Fund's income and yield. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Variable and floating rate securities also generally increase or decrease in value in response to changes in interest rates, although generally to a lesser degree than fixed-rate securities. A substantial increase in interest rates may also have an adverse impact on the liquidity of a security, especially those with longer durations. Changes in governmental policy, including changes in central bank monetary policy, could cause interest rates to rise rapidly, or cause investors to expect a rapid rise in interest rates. This could lead to heightened levels of interest rate, volatility and liquidity risks for the fixed income markets generally and could have a substantial and immediate effect on the values of the Fund's investments. High levels of inflation and/or a significantly changing interest rate environment can lead to heightened levels of volatility and reduced liquidity.
Large Transactions Risk. To the extent a large proportion of the shares of the Fund are highly concentrated or held by a small number of shareholders (or a single shareholder), including funds or accounts over which the Adviser has investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem Fund Shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser. In addition, a large number of shareholders collectively may purchase or redeem Fund Shares in large amounts rapidly or unexpectedly (collectively, such transactions are referred to as “large shareholder transactions”). Large shareholder transactions could adversely affect the ability of the Fund to conduct its investment program. For example, they could require the Fund to sell portfolio securities or purchase portfolio securities unexpectedly and incur substantial transaction costs and/or accelerate the realization of taxable income and/or gains to shareholders. The effects of taxable income and/or gains resulting from large shareholder transactions would particularly impact non-redeeming shareholders who do not hold their Fund Shares in an IRA, 401(k) plan or other tax-advantaged plan. To the extent that such transactions result in short-term capital gains, such gains will generally be taxed at the ordinary income tax rate for shareholders who hold Fund Shares in a taxable account. In addition, the Fund may be required to sell its more liquid portfolio investments to meet a large redemption, in which case the Fund's remaining assets may be less liquid, more volatile, and more difficult to price. The Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns. A number of circumstances may cause the Fund to experience large redemptions, such as changes in investors' circumstances; changes in the eligibility criteria for the Fund or share class of the Fund; liquidations, reorganizations, repositionings, or other announced Fund events; or changes in investment objectives, strategies, policies, risks, or investment personnel.
Liquidity Risk. Liquidity risk is the risk that the Fund may not be able to dispose of investments readily at a favorable time or prices (or at all) or at prices approximating those at which the Fund currently values them. For example, certain investments may be subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for the Fund to value illiquid investments accurately. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Disposal of illiquid investments may entail registration expenses and other transaction costs that are higher than those for liquid investments. The Fund may seek to borrow money to meet its obligations (including among other things redemption obligations) if it is unable to dispose of illiquid investments, resulting in borrowing expenses and possible leveraging of the Fund. In some cases, due to unanticipated levels of illiquidity the Fund may choose to meet its redemption obligations wholly or in part by distributions of assets in-kind.
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The term “illiquid investments” for this purpose means investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investments. If the Fund determines at any time that it owns illiquid investments in excess of 15% of its net assets, it will cease to undertake new commitments to acquire illiquid investments until its holdings are no longer in excess of 15% of its net asset value (“NAV”), report the occurrence in compliance with Rule 30b1-10 under the 1940 Act and, depending on circumstances, may take additional steps to reduce its holdings of illiquid investments.
The U.S. Securities and Exchange Commission (“SEC”) has recently proposed rule amendments that, if adopted as proposed, could result in a larger percentage of the Fund's investments being classified as illiquid investments.
Management Risk. The Fund is actively managed. The Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser's investment techniques and decisions will produce the desired results.
Market Risk. Market prices of investments held by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile, and prices of investments can change substantially due to various factors, including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in actual or perceived creditworthiness of issuers and general market liquidity. Even if general economic conditions do not change, the value of an investment in the Fund could decline if the particular industries, sectors or companies in which the Fund invests do not perform well or are adversely affected by events. Further, legal, political, regulatory and tax changes also may cause fluctuations in markets and securities prices. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, public health issues, or other events could have a significant impact on the Fund and its investments. Due to the interconnectedness of economies and financial markets throughout the world, if the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund's investments may be negatively affected. A widespread outbreak of an infectious illness and efforts to contain its spread, may result in market volatility, inflation, reduced liquidity of certain instruments, disruption in the trading of certain instruments, and systemic economic weakness. The foregoing could impact the Fund and its investments and result in disruptions to the services provided to the Fund by its service providers.
Market Disruption and Geopolitical Risk. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, trade policy changes or disputes, the threat of or actual imposition of tariffs, natural and environmental disasters, pandemics and epidemics, and systemic market dislocations may be highly disruptive to economies and markets. Those events, as well as other changes in foreign and domestic economic and political conditions, also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any partial or complete dissolution of the EMU, or any increased uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of the Fund's investments. On January 31, 2020, the United Kingdom (“UK”) formally withdrew from the European Union (“EU”) (commonly known as “Brexit”). An agreement between the UK and the EU governing their future trade relationship became effective January 1, 2021, but that agreement does not include an agreement on financial services, and it is unlikely that such agreement will be concluded. Moreover, the UK government has started a program of financial services law reform with the ultimate aim of repealing many EU financial services laws that were assimilated into UK law from January 1, 2021, and replacing them with legislation or rules made by the UK government or financial services regulators. Accordingly, uncertainty remains in certain areas as to the future relationship between the UK and the EU. Brexit has already had a significant impact on the UK, Europe, and global economies, and could continue to result in volatility and illiquidity, legal, political, economic and regulatory uncertainties and lower economic growth for these economies that could in turn have an adverse effect on the value of the Fund's investments. Any further exits from the EU, or the possibility of such exits, or the abandonment of the euro, may cause additional market disruption globally and introduce new legal and regulatory uncertainties.
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Securities and financial markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the values of investments traded in these markets, including investments held by the Fund. To the extent the Fund has focused its investments in the market or index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.
Market Volatility; Government Intervention Risk. Market dislocations and other external events, such as the failures or near failures of significant financial institutions, dislocations in investment or currency markets, corporate or governmental defaults or credit downgrades, or poor collateral performance, may subject the Fund to significant risk of substantial volatility and loss. Governmental and regulatory authorities have taken, and may in the future take, actions to provide or arrange credit supports to financial institutions whose operations have been compromised by credit market dislocations and to restore liquidity and stability to financial systems in their jurisdictions; the implementation of such governmental interventions and their impact on both the markets generally and the Fund's investment program in particular can be uncertain. Governmental and non-governmental issuers may default on, or be forced to restructure, their debts, and other issuers may face difficulties obtaining credit. Raising the U.S. Government debt ceiling has become increasingly politicized. Any failure to increase the total amount that the U.S. Government is authorized to borrow could lead to a default on U.S. Government obligations. A default or a threat of default by the U.S. Government would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Fund's investments. Defaults or restructurings by governments or others of their debts could have substantial adverse effects on economies, financial markets, and asset valuations around the world. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, or investor perception that these efforts are not succeeding, could negatively affect financial markets generally as well as the values and liquidity of certain securities.
Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by entities with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are typically denominated and traded in currencies other than the U.S. dollar, the value of the Fund's assets, to the extent they are non-U.S. dollar denominated, may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the United States. The securities of some non-U.S. entities are less liquid and at times more volatile than securities of comparable U.S. entities, and could become subject to sanctions or embargoes that adversely affect the Fund's investment. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the U.S. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, and diplomatic developments that could adversely affect the values of the Fund's investments in certain non-U.S. countries. Investments in securities of non-U.S. issuers also are subject to foreign political and economic risk not associated with U.S. investments, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where the Fund invests could cause the Fund's investments to experience gains or losses. In addition, the threat of or actual imposition of tariffs may adversely impact the price of non-U.S. securities.
Repurchase Agreement Risk. A repurchase agreement is an agreement to buy a security from a seller at one price and a simultaneous agreement to sell it back to the original seller at an agreed-upon price, typically representing the purchase price plus interest. Repurchase agreements may be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Fund's investment return on such transactions will depend on the counterparty's willingness and ability to perform its obligations under a repurchase agreement. If the Fund's counterparty should default on its obligations and the Fund is delayed or prevented from recovering the collateral, or if the value of the collateral is insufficient, the Fund may realize a loss. The SEC has adopted rules that will require central clearing of repurchase transactions involving U.S. Treasuries beginning in the middle of 2027.
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Restricted Securities Risk. The Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws pursuant to an exemption from registration. These securities may be less liquid than securities registered for sale to the general public. The liquidity of a restricted security may be affected by a number of factors, including, among others: (i) the creditworthiness of the issuer; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; (v) the nature of any legal restrictions governing trading in the security; and (vi) the nature of the security and the nature of marketplace trades. There can be no assurance that a liquid trading market will exist at any time for any particular restricted security. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.
Reverse Repurchase Agreement Risk. A reverse repurchase agreement involves the sale of a portfolio security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Reverse repurchase agreements involve the risk that the value of securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. When the Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer (counterparty) may default on its obligations to the Fund, potentially resulting in delays, costs, and losses to the Fund. Reverse repurchase agreements involve leverage risk; the Fund may lose money as a result of declines in the values both of the security subject to the reverse repurchase agreement and the instruments in which the Fund invested the proceeds of the reverse repurchase agreement. Use of reverse repurchase agreements by the Fund will increase the volatility and potential losses of the Fund. The SEC has adopted rules that will require central clearing of reverse repurchase transactions involving U.S. Treasuries beginning in the middle of 2027.
Small-, Mid- and Micro-Capitalization Securities Risk. The securities of small-, mid- and micro-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in these securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-, mid- and micro-capitalization companies could trail the returns on investments in securities of larger companies.
Unconstrained Sector Risk. The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not focused its assets in that industry, market, or economic sector, which may increase the volatility of the Fund. Any such investment focus may also potentially limit the liquidity of the Fund. In addition, investors may buy or sell substantial amounts of the Fund's shares in response to factors affecting or expected to affect an industry, market, or economic sector in which the Fund focuses its investments, resulting in extreme inflows or outflows of cash into and out of the Fund. Such extreme cash inflows or outflows might affect management of the Fund adversely.
Value Stock Risk. Value stocks present the risk that they may decline in price or never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or SSGA FM or the sub-adviser overestimates the stock's expected value. Value stocks may underperform growth stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, at times when it holds substantial investments in value stocks the Fund may underperform other investment portfolios that invest more broadly or that favor different investment styles.
Additional Information About the Fund's Non-Principal Risks
Conflicts of Interest Risk. An investment in the Fund will be subject to a number of actual or potential conflicts of interest. For example, the Adviser or its affiliates may provide services to the Fund, such as securities lending agency ser
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vices, custodial, administrative, bookkeeping, and accounting services, transfer agency and shareholder servicing, securities brokerage services, and other services for which the Fund would compensate the Adviser and/or such affiliates. The Fund may invest in other pooled investment vehicles sponsored, managed, or otherwise affiliated with the Adviser. There is no assurance that the rates at which the Fund pays fees or expenses to the Adviser or its affiliates, or the terms on which it enters into transactions with the Adviser or its affiliates will be the most favorable available in the market generally or as favorable as the rates the Adviser or its affiliates make available to other clients. Because of its financial interest, the Adviser will have an incentive to enter into transactions or arrangements on behalf of the Fund with itself or its affiliates in circumstances where it might not have done so in the absence of that interest, provided that the Adviser will comply with applicable regulatory requirements.
The Adviser and its affiliates serve as investment adviser to other clients and may make investment decisions that may be different from those that will be made by the Adviser on behalf of the Fund. For example, the Adviser may provide asset allocation advice to some clients that may include a recommendation to invest in or redeem from particular issuers while not providing that same recommendation to all clients invested in the same or similar issuers. The Adviser may (subject to applicable law) be simultaneously seeking to purchase (or sell) investments for the Fund and to sell (or purchase) the same investment for accounts, funds, or structured products for which it serves as asset manager, or for other clients or affiliates. The Adviser and its affiliates may invest for clients in various securities that are senior, pari passu or junior to, or have interests different from or adverse to, the securities that are owned by the Fund. The Adviser or its affiliates, in connection with its other business activities, may acquire material nonpublic confidential information that may restrict the Adviser from purchasing securities or selling securities for itself or its clients (including the Fund) or otherwise using such information for the benefit of its clients or itself.
The foregoing does not purport to be a comprehensive list or complete explanation of all potential conflicts of interests which may affect the Fund. The Fund may encounter circumstances, or enter into transactions, in which conflicts of interest that are not listed or discussed above may arise.
Cybersecurity Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, funds (such as the Fund) and their service providers (including the Adviser or sub-adviser) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. Furthermore, geopolitical tensions may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund, the Adviser, a custodian, the transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks or technical malfunctions may interfere with the processing of shareholder or other transactions, affect the Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks or technical malfunctions may render records of Fund assets and transactions, shareholder ownership of Fund Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. The Fund may also incur substantial costs for cybersecurity risk management in order to prevent cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While the Adviser has established business continuity plans and systems designed to minimize the risk of cyber-attacks through the use of technology, processes and controls, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, given the evolving nature of this threat. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. The Fund relies on third-party service providers for many of its day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Fund from cyber-attack. The Adviser does not control the cybersecurity plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Adviser or the Fund. Similar types of cybersecurity risks or technical malfunctions also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund's investment in such securities to lose value.
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Money Market Fund Investment Risk. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Certain money market funds seek to preserve the value of their shares at $1.00 per share, although there can be no assurance that they will do so, and it is possible to lose money by investing in such a money market fund. A major or unexpected change in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause the share price of such a money market fund to fall below $1.00. It is possible that such a money market fund will issue and redeem shares at $1.00 per share at times when the fair value of the money market fund's portfolio per share is more or less than $1.00. The SEC has adopted amendments to money market fund regulation that, among other things, increase the daily and weekly liquid asset requirements.  Such amendments may limit the Fund's investment flexibility and reduce its ability to generate returns. None of State Street Corporation, State Street Bank and Trust Company (“State Street”), State Street Investment Management, SSGA FM or their affiliates (“State Street Entities”) guarantee the value of an investment in a money market fund at $1.00 per share. Investors should have no expectation of capital support to a money market fund from State Street Entities. Other money market funds price and transact at a “floating” NAV that will fluctuate along with changes in the market-based value of fund assets. Shares sold utilizing a floating NAV may be worth more or less than their original purchase price. Recent changes in the regulation of money market funds may affect the operations and structures of money market funds. A money market fund may be permitted or required to impose redemption fees during times of market stress.
Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities. Fund turnover generally involves a number of direct and indirect costs and expenses to the Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. The costs related to increased portfolio turnover have the effect of reducing the Fund's investment return.
Securities Lending Risk. The Fund may lend portfolio securities in an amount not to exceed 40% of the value of its net assets. For these purposes, net assets shall exclude the value of all assets received as collateral for the loan. Such loans may be terminated at any time. Any such loans must be continuously secured by collateral (either cash or other obligations as may be permitted under the Fund's securities lending program) maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund, marked to market each trading day. The Fund will receive the amount of all dividends, interest and other distributions on the loaned securities; however, the borrower has the right to vote the loaned securities. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund expects to invest cash collateral in a pooled investment vehicle advised by the Adviser (e.g., a mutual fund or exchange-traded fund). With respect to index funds, to the extent the collateral provided or investments made with cash collateral differ from securities included in the relevant Index, such collateral or investments may have a greater risk of loss than the securities included in the Index. In addition, the Fund will be subject to the risk that any income generated by reinvesting cash collateral is lower than any fees the Fund has agreed to pay a borrower.
Temporary Defensive Positions. In response to actual or perceived adverse market, economic, political, or other conditions, the Fund may (but will not necessarily), without notice, depart from its principal investment strategies by temporarily investing for defensive purposes. Temporary defensive positions may include, but are not limited to, cash, cash equivalents, U.S. government securities, repurchase agreements collateralized by such securities, money market funds, and high-quality debt investments. While investing defensively, the Fund may maintain a substantial portion of its assets in cash, on which the Fund may earn little if any income. If the Fund invests for defensive purposes, it may not achieve its investment objective. In addition, the defensive strategy may not work as intended.
Portfolio Holdings
The Fund's portfolio holdings disclosure policy is described in the Statement of Additional Information (“SAI”).
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Management and organization
The Fund is a separate, diversified series of the Trust, which is an open-end management investment company organized as an unincorporated business trust under the laws of Delaware.
Investment Adviser
SSGA FM serves as the investment adviser and administrator to the Fund pursuant to an investment advisory agreement (“Investment Advisory Agreement”) between the Trust and the Adviser, and, subject to the oversight of the Board, is responsible for the investment management of the Fund. The Adviser provides an investment management program for the Fund and manages the investment of the Fund's assets. In addition, the Adviser provides administrative, compliance and general management services to the Fund. The Adviser is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation. The Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended. The Adviser and certain other affiliates of State Street Corporation make up State Street Investment Management, the investment management arm of State Street Corporation. As of September 30, 2025, the Adviser managed approximately $1.27 trillion in assets and State Street Investment Management managed approximately $5.45 trillion in assets. The Adviser's principal business address is One Congress Street, Boston, Massachusetts 02114.
The Fund pays SSGA FM a combined fee for advisory and administrative services (the “Management Fee”) that is accrued daily and paid monthly. The Fund's Management Fee is a “unitary” fee that includes all operating expenses payable by the Fund, except for fees and expenses associated with the Trust's independent Trustees, shareholder servicing and distribution (12b-1) fees, brokerage fees and commissions, and expenses that are not normal operating expenses of the Fund (such as extraordinary expenses, interest and taxes). The Management Fee for the Fund is subject to breakpoints and differs depending on the average daily net assets of the Fund.
For the fiscal year ended September 30, 2025, the Fund paid SSGA FM the following Management Fees as a percentage of average net assets:
	Annual Management Fees (% of Average Daily Net Assets)
Name of Fund	Management Fee Before Waivers or Reimbursements	Management Fee After Waivers or Reimbursements
State Street Institutional Small-Cap Equity Fund	0.91%	0.75%
Total Annual Fund Operating Expense Waiver. SSGA FM, as the investment adviser to the Fund, is contractually obligated, through January 31, 2027, (i) to waive up to the full amount of the advisory fee payable by the Fund, and/or (ii) to reimburse the Fund to the extent that Total Annual Fund Operating Expenses (exclusive of non-recurring account fees, extraordinary expenses, and certain class specific expenses, such as distribution and shareholder servicing) exceed 0.75% of average daily net assets on an annual basis. This fee waiver and/or expense reimbursement arrangement may not be terminated prior to January 31, 2027 except with approval of the Board.
Investment Sub-Adviser. SSGA FM has retained sub-advisers to manage the State Street Institutional Small-Cap Equity Fund's assets, subject to oversight by SSGA FM. SSGA FM pays each sub-adviser of the State Street Institutional Small-Cap Equity Fund an investment sub-advisory fee out of the Management Fee that it receives from the Fund. The investment sub-advisory fee is paid by SSGA FM monthly and is based upon the average daily net assets of the Fund's assets that are allocated to and managed by the sub-adviser. The current sub-advisers of the Fund are Champlain Investment Partners, LLC (“Champlain”), Kennedy Capital Management LLC (“Kennedy”), Palisade Capital Management, LP (“Palisade”), SouthernSun Asset Management, LLC (“SouthernSun”), and Westfield Capital Management Company, L.P. (“Westfield”).
A discussion regarding the Board's consideration of the Fund's Investment Advisory and Investment Sub-Advisory Agreements are provided in the Fund's Form N-CSR filing with the SEC for the period ended September 30, 2025.
Manager of Managers Structure
SSGA FM has received an exemptive order from the SEC to operate the funds it manages under a manager of managers structure that permits SSGA FM, with the approval of the Board, including a majority of the independent Trustees, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-
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advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, SSGA FM has responsibility, subject to oversight of the Board, for overseeing the Fund's sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order also permits the Fund to disclose only the aggregate fees paid to the sub-advisers, in lieu of disclosing the fees paid to each such sub-adviser. The SEC order does not apply to any sub-adviser that is affiliated with the Fund or SSGA FM. Notwithstanding the SEC exemptive order, adoption of the Manager of Managers Structure by the Fund also requires prior shareholder approval, which has been obtained for the Fund.
The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of the Fund under the Manager of Managers Structure will not: (1) permit management fees paid by the Fund to SSGA FM to be increased without shareholder approval; or (2) diminish SSGA FM's responsibilities to the Fund, including SSGA FM's overall responsibility for overseeing the portfolio management services furnished by its sub-advisers.
Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the change.
Portfolio Management
The Adviser manages the Fund using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities, including investment strategy and analysis, while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within State Street Investment Management. The portfolio management team is overseen by State Street Investment Management's internal governance.
The professionals primarily responsible for the day-to-day management of the Fund are: Shawn McKay (SSGA FM), Fares Altaher (SSGA FM), Scott Brayman (Champlain), Frank Latuda, Jr. (Kennedy), McAfee Burke (Kennedy), Marc Shapiro (Palisade), Dennison Veru (Palisade), Phillip Cook (SouthernSun), William Muggia (Westfield), Richard Lee (Westfield), Matthew Renna (Westfield) and Edward Richardson (Westfield).
The Fund is managed by Shawn McKay and Fares Altaher who are vested with oversight authority over the Fund's sub-advisers that provide day-to-day management of the assets of the Fund allocated to them. Mr. McKay and Mr. Altaher have full discretion in determining the assets that are allocated to each sub-adviser.
Shawn McKay, CFA, is a Vice President of State Street Investment Management and a member of the Investment Strategist Team within the Investment Solutions Group (ISG). In his role with ISG, he focuses on assisting clients in the development of asset allocation and portfolio construction solutions for their portfolios. During his tenure with ISG, he has also worked as part of the manager research team where he conducted due diligence, and ongoing oversight on a variety of asset managers/strategies. Prior to his current role, Mr. McKay was a member of the Fiduciary Advisory Solutions group within State Street Investment Management where his responsibilities included daily operations, data gathering for manager research, trading, and client reporting. He has worked at State Street Investment Management since 2007 and State Street since 1999. Prior to joining State Street Investment Management, he was an AVP and Senior Public Reporting Analyst in the Corporate Finance group responsible for capital adequacy reporting to the Federal Reserve, as well as being a part of the Basel II implementation project. Prior to this he held various positions in the Investor Services division of State Street Bank. Mr. McKay holds a Master of Science in Finance from Suffolk University and a Bachelor of Business Administration in Finance from the University of Massachusetts at Amherst. He has earned the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and CFA Society Boston, Inc.
Fares Altaher is a Vice President of State Street Investment Management and a member of the Manager Research Team for the Investment Solutions Group (ISG). This team is responsible for manager research and investment due diligence for all public investment strategies utilized by the Investment Solutions Group. Prior to joining State Street Investment Management in 2018, Mr. Altaher spent eleven years at Segal Marco Advisors, an institutional investment consultant, where he held various roles, most recently as a Director of Global Equities. Mr. Altaher holds a Bachelor of Science in Management Information Systems from Southern Connecticut State University and a Master of Business Administration from the University of Bridgeport.
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Sub-Advisers
The assets of the Fund are allocated to and managed by each of the following sub-advisers: (i) Champlain; (ii) Kennedy; (iii) Palisade; (iv) SouthernSun; and (v) Westfield. SSGA FM is responsible for allocating the State Street Institutional Small-Cap Equity Fund's assets among the sub-advisers (“Allocated Assets”), and for managing the Fund's cash position. The following sets forth the information for each sub-adviser and the portfolio managers at the sub-advisers primarily responsible for the management of the Allocated Assets:
Champlain Investment Partners, LLC
Champlain is a registered investment adviser that was formed in 2004. Champlain is an independent, employee-owned asset management firm headquartered in Burlington, Vermont offering small and mid-cap investment strategies. As of September 30, 2025, Champlain had approximately $13.8 billion in assets under management. Champlain's Allocated Assets are managed by a team of investment professionals led by Scott Brayman, CFA, who is a co-founder of Champlain.
Scott Brayman, CFA, is a Managing Partner and Chief Investment Officer of Small and Mid-Cap Strategies at Champlain and has more than forty-two years of investment management experience. Mr. Brayman leads the investment team for both the small and mid-cap strategies at Champlain. Prior to joining Champlain in 2004, Mr. Brayman was a Senior Vice President and served as a Portfolio Manager at NL Capital Management, Inc. from 2003 to 2004, and served as a Portfolio Manager with Sentinel Advisers, Inc. from 1996 to 2004, where he was responsible for managing the small-cap and core mid-cap strategies. Mr. Brayman began his career as a credit analyst with the First National Bank of Maryland.
Kennedy Capital Management LLC
Kennedy is a registered investment adviser that was formed in 1980 to provide customized investment management services to corporate and public pension funds, endowments, foundations and multi-employer plans as well as high-net-worth individuals, and specializes in the small and mid-cap asset classes. As of September 30, 2025, Kennedy had approximately $4.88 billion in discretionary and non-discretionary assets under management. Kennedy's Allocated Assets are managed by a team of investment professionals led by Frank Latuda, Jr., CFA, and McAfee Burke, CFA.
Frank Latuda Jr., CFA, is Chief Investment Officer at Kennedy as well as a Portfolio Manager of Kennedy's Small Cap Value, All Cap Value and SMID Cap Value separately-managed portfolios. As Chief Investment Officer, Mr. Latuda also serves as Chairman of Kennedy's Investment Policy Committee. Mr. Latuda joined Kennedy as an equity analyst in 1997 and served as Director of Research from 1998 until 2000. He has been Portfolio Manager since October 2000, when he took over the Small Cap Value portfolio. Prior to joining Kennedy, he was an analyst with Burns, Pauli, Mahoney Company. Mr. Latuda earned a B.S. in Electrical Engineering from the University of Notre Dame, as well as an M.S. in Electrical Engineering and an M.B.A. from the University of Illinois.
McAfee Burke, CFA, is a Portfolio Manager for the Small Cap Value and SMID Cap Value separately-managed portfolios and a Research Analyst at Kennedy. As a Research Analyst at Kennedy, Mr. Burke is responsible for selecting and monitoring securities within certain sectors of Kennedy's universe. He joined Kennedy as a Research Analyst in 2015. Mr. Burke began his investment career in 2005, and prior to joining Kennedy he worked as a Portfolio Manager and senior equity analyst for Delaware Investments for 8 years. He earned a B.A. in Economics and Spanish from Bowdoin College.
Palisade Capital Management, LP
Palisade has a history of managing small-cap equity portfolios and had discretionary authority over various institutional and private accounts with total assets of approximately $4.1 billion as of September 30, 2025. Palisade translates its experience from various institutional and private accounts to mutual fund portfolios it sub-advises for SSGA FM. Palisade has managed the State Street Institutional Small-Cap Equity Fund since inception.
Palisade's Allocated Assets are managed by Marc Shapiro and Dennison (“Dan”) Veru, members of Palisade's Investment Committee. Messrs. Shapiro and Veru are jointly and primarily responsible for the strategy of the Allocated Assets and the day-to-day management of the Allocated Assets is executed by Mr. Shapiro.
Marc Shapiro, Partner and Senior Portfolio Manager, joined Palisade in 2004. Mr. Shapiro serves as the Portfolio Manager of Palisade's Institutional Small Cap Core Equity and Small-mid (Smid) Cap Core Equity portfolios. Mr. Shapiro became a Senior Portfolio Manager in 2012. Prior thereto, he served as the strategy's Associate Portfolio Manager and
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as a Senior Vice President of Research for Palisade's Small Cap Core Equity portfolio since 2006. Prior to joining Palisade, Mr. Shapiro was a senior equity analyst at Awad Asset Management and a small cap analyst at Schroders. Mr. Shapiro received his M.S. in Finance from Drexel University and his B.S. in Finance from the College of New Jersey.
Dennison (“Dan”) Veru, Senior Partner and Chief Investment Officer, joined Palisade in 2000. Since joining Palisade, Mr. Veru has been a member of Palisade's Investment Committee and became a Palisade partner in 2004. Prior to joining Palisade, he was President and Director of Research at Awad Asset Management, a division of Raymond James Financial. Prior to Awad, Mr. Veru worked with the Palisade team from 1985 through 1992. Mr. Veru graduated from Franklin & Marshall College. Mr. Veru has been a guest on CNBC, Fox Business, and Bloomberg television.
SouthernSun Asset Management, LLC
SouthernSun, established in 1989, is a registered investment adviser. SouthernSun is a research-driven investment management firm implementing long-only U.S. Small Cap and SMID Cap equity strategies for institutions and individuals. SouthernSun is absolute return oriented, investing with a value approach and long-term perspective through disciplined, bottom-up, fundamental analysis and on-site research (e.g., management interviews, facility visits, inquiries with customers and suppliers). As of September 30, 2025, SouthernSun's estimated assets under management were approximately $801 million. SouthernSun's Allocated Assets are managed by Phillip Cook, who is supported by a team of investment professionals.
Phillip Cook is the Chief Investment Officer and Principal at SouthernSun. He leads the Investment Team and is responsible for all aspects of research and analysis, portfolio construction, and risk management for the firm's investment strategies. In addition, he is the Managing Partner for the firm's Management Team. Prior to joining SouthernSun in 2006, Mr. Cook served as Analyst to the Chairman and CEO of Trivest Partners, a Miami-based private equity firm focused on middle-market LBOs.
Westfield Capital Management Company, L.P.
Westfield Capital Management Company, L.P. (“Westfield”), located at One Financial Center, Boston, Massachusetts 02111 has been a registered investment adviser since 1989. Westfield is employee owned. Westfield is a fundamental, bottom-up manager investing in earnings growth stocks due to their conviction that stock prices follow earnings progress and that they offer the best opportunity for investment return. The firm specializes in U.S. Growth investing across the capitalization spectrum. As of September 30, 2025, Westfield managed approximately $24.4 billion in assets.
Investment decisions for the Fund are made by consensus of the Westfield Investment Committee (the “Committee”), which is chaired by William A. Muggia. Although the Committee collectively acts as portfolio manager for the Fund, Westfield lists the following Committee members, based either on seniority or role within the Committee, as having day-to-day management responsibilities.
William A. Muggia, is President, Chief Executive Officer, Chief Investment Officer, and Managing Partner of Westfield. In addition to his executive duties, Mr. Muggia chairs the Investment Committee, serves as Market Strategist, and contributes investment ideas primarily within the Health Care and Energy sectors. He has been at Westfield since 1994.
Richard D. Lee, CFA, is a Managing Partner and Chief Investment Officer of Westfield. Mr. Lee covers Hardware, Semiconductors, and IT Services. He has been at Westfield since 2004.
Other Fund Services
The Administrator, Sub-Administrator and Custodian
The Adviser serves as administrator of the Fund. State Street, a subsidiary of State Street Corporation, serves as sub-administrator and custodian for the Fund. The Adviser, from its Management Fee, pays State Street a fee for services provided to the Fund as sub-administrator and custodian.
The Transfer Agent and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC is the Fund's transfer agent and dividend disbursing agent (the “Transfer Agent”).
The Distributor
State Street Global Advisors Funds Distributors, LLC serves as the Fund's distributor (“SSGA FD”) pursuant to the Distribution Agreement between SSGA FD and the Trust.
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Additional Information
The Trustees of the Trust oversee generally the operations of the Fund and the Trust. The Trust enters into contractual arrangements with various parties, including, among others, the Fund's investment adviser, custodian, transfer agent, and accountants, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.
This Prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. Neither this Prospectus, nor the related SAI, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
Shareholder Information
Determination of Net Asset Value
The Fund determines its NAV per share once each business day as of the scheduled close of regular trading on the New York Stock Exchange (the “NYSE”). Pricing does not occur on NYSE holidays. A business day is one on which the NYSE is open for regular trading. The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veterans Day. On these holidays, you will not be able to purchase shares by wiring Federal Funds because Federal Funds wiring does not occur on days when the Federal Reserve is closed. In unusual circumstances, such as an emergency or an unscheduled close or halt of trading on the NYSE, the time at which share prices are determined may be changed. The NAV per share is based on the market value of the investments held in the Fund. The NAV of each class of the Fund's Shares is calculated by dividing the value of the assets of the Fund attributable to that class less the liabilities of the Fund attributable to that class by the number of shares in the class outstanding. As noted in this Prospectus, the Fund may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, and those securities may trade on weekends or other days when the Fund does not price its shares. Consequently, the NAV of the Fund's Shares may change on days when shareholders are not able to purchase or redeem the Fund's Shares. Purchase and redemption orders for Fund Shares are processed, respectively, at the NAV next determined after the Fund accepts a purchase order or receives a redemption request in good form. The Fund values each security or other investment pursuant to guidelines adopted by the Board. The Board has appointed the Adviser as the valuation designee to fair value securities or other investments pursuant to procedures approved by the Fund's Board, under certain limited circumstances. For example, fair value pricing may be used when market quotations are not readily available or reliable, such as when (i) trading for a security is restricted; or (ii) a significant event, as determined by the Adviser, that may affect the value of one or more securities or other investments held by the Fund occurs after the close of a related exchange but before the determination of the Fund's NAV. Attempts to determine the fair value of securities or other investments introduce an element of subjectivity to the pricing of securities or other investments. As a result, the price of a security or other investment determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the price the Fund would have received had it sold the investment. To the extent that the Fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published NAVs per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.
Mutual funds advised by SSGA FM (the “State Street Funds”) and their service providers have a legal obligation to collect from you certain personal information about you at the time you open an account in order to verify your identity and the source of your payment. If you do not provide this information, you may not be able to open an account with the State Street Funds. If the State Street Funds believe that they have uncovered unlawful activity, the State Street Funds and their service providers may close your account and take any action they deem reasonable or required by law. The State Street Funds reserve the right to reject any purchase order.
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Investing in Fund Shares
Purchasing Shares
This Prospectus is intended for use only by the Plan and Plan participants.
GE Aerospace Retirement Savings Plan Participants
Plan participants should consult the Plan's Supplemental Information document and other materials describing the Plan for information about how to invest in the Fund investment options offered through the Plan. The Fund does not control the contents of the Plan's Supplemental Information document or other materials describing the Plan.
The Plan
The Plan purchases and redeems shares of the Fund for its asset value without any sales or redemption charge.
The Plan may purchase shares directly through the transfer agent by wiring federal funds from a U.S. banking institution to:
U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202-5207
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:
(name of Fund to be purchased)
(shareholder registration)
(shareholder account number)
Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
Requests received in good order will be executed at the NAV next calculated after receipt of investment or transaction instructions. Purchase and redemption orders are executed only on days when the NYSE is open for trading. If the NYSE closes early, the deadlines for purchase and redemption orders will be accelerated to the earlier closing time.
The Fund may reject any purchase order or exchange request for any reason or no reason and without prior notice.
Trade Dates-Purchases
The trade date for any purchase request received in good order will depend on the day and time the State Street Funds receive your request, the manner in which you are paying, and the type of fund you are purchasing. Each State Street Fund's NAV is calculated only on business days, that is, those days that the NYSE is open for regular trading. Purchase orders are processed at the NAV next determined after the Fund accepts a purchase order.
Refused or Rejected Purchase Requests.
The State Street Funds reserve the right to stop selling Fund Shares or to reject any purchase request at any time and without notice. This right also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect the Fund's operation or performance.
Redeeming Shares
GE Aerospace Retirement Savings Plan Participants
Plan participants should consult the Plan's Supplemental Information document and other materials describing the Plan for information about how to redeem Fund Shares offered through the Plan. The Fund does not control the contents of the Plan's Supplemental Information document or other materials describing the Plan.
The Plan
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By Mail:
Send a signed letter to:
State Street Investment Management
c/o U.S. Bank Global Fund Services, LLC
P.O. Box 219238
Kansas City, MO 64121-9238
The letter should include information necessary to process your request as described below. The Fund may require a medallion guarantee in certain circumstances. See “Medallion Guarantees” below.
By Overnight:
State Street Investment Management
c/o U.S. Bank Global Fund Services, LLC
801 Pennsylvania Ave, Suite 219238
Kansas City, MO 64105-1307
By Telephone:
Call (800) 242-0134
The Fund will need the following information to process your redemption request:
•
name(s) of account owners;
•
account number(s);
•
the name of the Fund;
•
your daytime telephone number; and
•
the dollar amount or number of shares being redeemed.
On any day that the Fund calculates its NAV earlier than normal, the Fund reserves the right to adjust the times noted above for purchasing and redeeming shares.
If you choose to redeem shares by sending instructions by regular mail, they will not be deemed received in good order until they are released by the post office and redelivered to the Transfer Agent's physical location at 615 East Michigan Street in Milwaukee, WI 53202. There will be a time lag, which may be one or more days, between regular mail receipt at the post office box and redelivery to such physical location in Milwaukee, and the Fund's NAV may change over those days. You might consider using express rather than regular mail if you believe the time of receipt of your transaction request to be sensitive.
Trade Date-Redemptions
The trade date for any redemption request received in good order will depend on the day and time the Fund receives your request in good order and the manner in which you are redeeming.
Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for regular trading (a business day). If the redemption request is received in good order by the Fund on a business day before the close of regular trading on the NYSE (ordinarily 4 p.m., Eastern time), the request will be processed the same day using that day's NAV. If the redemption request is received in good order on a business day after the close of regular trading on the NYSE, or on a non-business day, the request will be processed the next business day.
How to Receive Redemption Proceeds
Regardless of the method the Fund uses to make a redemption payment, the Fund typically expects to pay out redemption proceeds on the next business day after a redemption request is received in good order. The State Street Funds reserve the right to pay for redeemed shares within seven days after receiving a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Fund.
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The transfer agent may temporarily delay for more than seven days the disbursement of redemption proceeds from the Fund account of a “Specified Adult” (as defined in Financial Industry Regulatory Authority, Inc. (“FINRA”) Rule 2165) based on a reasonable belief that financial exploitation of the Specified Adult has occurred, is occurring, has been attempted, or will be attempted, subject to certain conditions.
Under normal circumstances, the Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. The Fund also may pay redemption proceeds using cash obtained through borrowing arrangements (including under the Fund's line of credit, which is shared across all registered funds advised by SSGA FM (other than money market funds)) that may be available from time to time.
The right of any investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed beyond 7 days in accordance with Section 22(e) of the 1940 Act and the rules thereunder, including during any period in which the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted or if an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets. In addition, the SEC may by order permit suspension of redemptions for the protection of shareholders of the Fund.
The Fund may pay all or a portion of your redemption proceeds by giving you securities (for example, if the Fund reasonably believes that a cash redemption may have a substantial impact on the Fund and its remaining shareholders). You may pay transaction costs and/or taxes to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.
During periods of deteriorating or stressed market conditions, when an increased portion of the Fund's portfolio may be comprised of less liquid investments, or during extraordinary or emergency circumstances, the Fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.
Frequent-Trading Limits
Frequent, short-term trading, abusive trading practices and market timing (together, “Excessive Trading”), often in response to short-term fluctuations in the market, are not knowingly permitted by the Fund. The Fund does not accommodate frequent purchases and redemptions of Fund Shares by Fund shareholders. Excessive Trading into and out of the Fund may harm the Fund's performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs.
Excessive Trading activity is generally evaluated based on roundtrip transactions in an account. A “roundtrip” transaction is defined generally as a purchase or exchange into the Fund followed, or preceded, by a redemption or exchange out of the same Fund within 30 days. The Fund may, in its discretion, determine to apply a time period other than 30 days in connection with identifying roundtrip transactions. Shareholders with one or more roundtrip transactions may, in the discretion of the Fund, be blocked from making additional purchases or exchanges in the Fund for a period of time. The Fund has discretion to determine that action is not necessary if it determines that a pattern of trading is not abusive or harmful to the Fund in a material way. Fund size and/or transaction size may be considered in evaluating any roundtrip transaction.
The Board of Trustees has adopted a “Market Timing/Excessive Trading Policy” (the “Policy”) to discourage Excessive Trading. Under the Policy, the Fund reserves the right to reject any exchanges or purchase orders by any shareholder engaging in Excessive Trading activities.
As a means to protect the Fund and its shareholders from Excessive Trading:
•
The Fund's transfer agent compiles, monitors and reports account-level information on omnibus and underlying shareholder/participant activity. Depending on the account type, monitoring will be performed on a daily, monthly, quarterly and/or annual basis;
•
The Fund's distributor has obtained information from each Financial Intermediary holding shares in an omnibus account with the Fund regarding whether the Financial Intermediary has adopted and maintains procedures that are reasonably designed to protect the Fund against harmful short-term trading; and
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•
With respect to the Fund's investments in securities that trade on foreign markets, pursuant to the Fund's fair valuation procedures, pricing adjustments may be made based on information received from a third-party, multi-factor fair valuation pricing service.
The Fund's distributor has detailed procedures that document the transparency oversight and monitoring processes performed by the Fund's transfer agent.
While the Fund attempts to discourage Excessive Trading, there can be no guarantee that it will be able to identify investors who are engaging in Excessive Trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected. The Fund recognizes that it may not always be able to detect or prevent Excessive Trading or other activity that may disadvantage the Fund or its shareholders.
The Fund shareholder's right to purchase shares through an automatic investment plan or redeem shares in full (or in part through a systematic withdrawal plan) are unaffected by Excessive Trading restrictions.
Unclaimed Property
Many states have unclaimed property rules that provide for transfer to the state (also known as “escheatment”) of unclaimed property under various circumstances. These circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office as undeliverable), or a combination of both inactivity and returned mail. If the Fund's transfer agent identifies property as unclaimed, it will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state after the passage of a certain period of time (as required by applicable state law).
It is your responsibility to ensure that you maintain a correct address for your account, and maintain contact in ways such as by contacting the Fund's transfer agent by mail or telephone or accessing your account through the Fund's website, and promptly cashing all checks for dividends, capital gains and redemptions. State requirements for maintaining contact with an account can vary and are subject to change. If you invest in the Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state unclaimed property laws. The Fund, the transfer agent and the distributor will not be liable to shareholders or their representatives for good faith compliance with state unclaimed property laws. Please check your state's unclaimed or abandoned property website for specific information.
If you are a resident of the state of Texas, you may designate a representative to receive escheatment notifications by completing and submitting a designation form, which you can find on the website of the Texas Comptroller. Designating such a representative may be beneficial, since Texas law provides that the escheatment period will cease if the representative, after receiving an escheatment notification regarding your account, communicates knowledge of your location and confirms that you have not abandoned your account. You can mail a completed designation form to the Fund (if you hold shares directly with the Fund) or to your financial intermediary (if you do not hold shares directly with the Fund).
Dividends, Distributions and Tax Considerations
Net investment income dividends and capital gain distributions of the Fund will typically be declared and paid annually. Any investment income and capital gains that have not been distributed by December of each calendar year are generally distributed at such time. Dividends and capital gain distributions made by the Fund to the Plan will be automatically reinvested in Investment Class shares of the Fund at the Fund's NAV. There are no fees or charges to reinvest dividends or distributions.
Taxes
The Fund has elected to be treated as a regulated investment company and intends each year to qualify and to be eligible to be treated as such. A regulated investment company generally is not subject to tax at the corporate level on income and gains that are timely distributed to shareholders. In order to qualify and be eligible for treatment as a regulated investment company, the Fund must, among other things, satisfy diversification, 90% gross income and distribution requirements. The Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. The Fund is currently treated as a “personal holding company” and will potentially need to comply with additional requirements with respect to its distributions to shareholders in order to avoid a fund-level tax under the personal holding company rules. Please see Taxation of the Funds in the SAI for further information.
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Since the Plan holds Fund Shares on behalf of Plan participants, no discussion is included herein as to the federal income tax consequences to the Plan or Plan participants. For information concerning the federal tax consequences to Plan participants, consult the Your Benefits Handbook — Retirement Income Benefits (including updates) and any other materials describing Plan tax matters.
Financial Intermediary Arrangements
Payments to Financial Intermediaries
Financial Intermediaries are firms that sell shares of mutual funds, including the Fund, and/or provide certain administrative and account maintenance services to mutual fund investors. Financial Intermediaries may include, among others, brokers, financial planners or advisers, banks, retirement plan recordkeepers and insurance companies.
In some cases, a Financial Intermediary may hold its clients' Fund Shares in nominee or street name and may utilize omnibus accounts. Shareholder services provided by a Financial Intermediary may (though they will not necessarily) include, among other things: establishing and maintaining shareholder account registrations; receiving and processing purchase and redemption orders, including aggregated orders and delivering orders to the Fund's transfer agent; processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semiannual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; and collecting and posting distributions to shareholder accounts.
The Financial Intermediary is often compensated by SSGA FD or its affiliates for the services it performs and in such cases is typically paid continually over time, during the period when the Financial Intermediary's clients hold investments in the Fund. The amount of continuing compensation paid by SSGA FD or its affiliates to different Financial Intermediaries for distribution and/or shareholder services varies. Any compensation is typically a percentage of the value of the Financial Intermediary's clients' investments in the Fund or a per account fee. The variation in compensation may, but will not necessarily, reflect enhanced or additional services provided by the Financial Intermediary.
If you invest through a Financial Intermediary and meet the eligibility criteria for more than one share class, you should discuss with your Financial Intermediary which share class is appropriate for you. Your financial adviser and the Financial Intermediary employing him or her may have an incentive to recommend one share class over another, when you are eligible to invest in more than one share class. Please speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Fund or its affiliates with respect to the different share classes offered by the Fund.
SSGA FD and its affiliates (including SSGA FM), at their own expense and out of their own assets, may also provide other compensation to Financial Intermediaries in connection with sales of the Fund's shares or the servicing of shareholders or shareholder accounts. Such compensation may include, but is not limited to, financial assistance to Financial Intermediaries in connection with conferences, sales, or training programs for their employees; seminars for the public; advertising or sales campaigns; or other Financial Intermediary-sponsored special events. In some instances, this compensation may be made available only to certain Financial Intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Fund's shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as Financial Industry Regulatory Authority, Inc.
If payments to Financial Intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial adviser and the Financial Intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by SSGA FD and its affiliates and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your Financial Intermediary at the time of purchase.
Third-Party Transactions. The Fund has authorized certain Financial Intermediaries to accept purchase, redemption and exchange orders on the Fund's behalf. Orders received for the Fund by a Financial Intermediary that has been authorized to accept orders on the Fund's behalf (or other Financial Intermediaries designated by the Financial Intermediary) will be deemed accepted by the Fund at the time they are received by the Financial Intermediary and will be priced based
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on the Fund's next NAV determination as long as the Financial Intermediary transmits the order in good form and in a timely manner to the Fund. The Financial Intermediary is responsible for transmitting your orders and associated funds in good form and in a timely manner to the Fund. The Fund will not be responsible for delays by the Financial Intermediary in transmitting your orders, including timely transfer of payment, to the Fund.
If you are purchasing, selling, exchanging or holding Fund Shares through a program of services offered by a Financial Intermediary, you may be required by the Financial Intermediary to pay additional fees. You should contact the Financial Intermediary for information concerning what additional fees, if any, may be charged.
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Financial Highlights
The financial highlight table on the following page is intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects the performance results for a single Fund Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial highlights and financial statements, is included in the Fund's Form N-CSR filing, which is available upon request. Any references to Notes in these financial highlight tables refer to the “Notes to Financial Statements” section of the Fund's financial statements and the financial information included in these tables should be read in conjunction with the financial statements incorporated by reference in the SAI.
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State Street Institutional Small-Cap Equity Fund
Financial Highlights
Selected data based on a share outstanding throughout the fiscal years indicated

Investment Class
	9/30/25	9/30/24	9/30/23	9/30/22	9/30/21
Inception date					8/3/98
Net asset value, beginning of period	$18.97	$16.65	$15.49	$22.15	$15.55
Income/(loss) from investment operations:
Net investment income	0.09 (a)	0.10 (a)	0.11 (a)	0.05 (a)	0.02 (a)
Net realized and unrealized gains/(losses) on investments	0.19 (a)	3.56 (a)	1.84 (a)	(3.38)(a)	7.19 (a)
Total income/(loss) from investment operations	0.28	3.66	1.95	(3.33)	7.21
Less distributions from:
Net investment income	(0.16)	(0.13)	(0.04)	(0.03)	(0.04)
Net realized gains	(1.73)	(1.21)	(0.75)	(3.30)	(0.57)
Total distributions	(1.89)	(1.34)	(0.79)	(3.33)	(0.61)
Net asset value, end of period	$17.36	$18.97	$16.65	$15.49	$22.15
Total Return(b)	1.57%	22.81%	12.79%	(18.14)%	46.98%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$525,346	$763,677	$1,018,088	$945,933	$1,308,410
Ratios to average net assets:
Net expenses	0.75%	0.75%	0.75%	0.79%	0.88%
Gross expenses	0.91%	0.89%	0.89%	0.88%	0.88%
Net investment income	0.52%	0.55%	0.67%	0.27%	0.10%
Portfolio turnover rate	45%	38%	29%	30%	42%

Notes to Financial Highlights
(a)	Per share values have been calculated using the average shares method.
(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions.
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For more information about the Fund:
The Fund's SAI includes additional information about the Fund and is incorporated by reference into this document. Additional information about the Fund's investments is available in the Fund's most recent annual and semi-annual reports to shareholders and in the Fund's Form N-CSR. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. In the Fund's Form N-CSR, you will find the Fund's annual and semi-annual financial statements. The Fund's SAI is available, without charge, upon request. The Fund's annual and semi-annual reports to shareholders, and other information such as Fund financial statements, are available, without charge, upon request.
You may visit the Fund's Internet Website (www.statestreet.com/im) or the SEC's Internet Website (http://www.sec.gov) free of charge to view the Fund's prospectus, annual/semi-annual reports, SAI, and other information, such as the Fund's financial statements. Also, you can obtain copies of this information, after paying a duplication fee, by sending your request electronically to the following e-mail address: publicinfo@sec.gov.
State Street Institutional Funds
You may obtain a free copy of the SAI or the Fund's annual/semi-annual report, request other information about the Fund and make shareholder inquiries by contacting:
State Street Global Advisors Funds Distributors, LLC
c/o U.S. Bank Global Fund Services, LLC
P.O. Box 219238
Kansas City, MO 64121-9238
Telephone 1-800-242-0134
Website www.statestreet.com/im
SSF-INSTPRO-RSP-1Investment Company Act file number: 811-08257

STATE STREET INSTITUTIONAL FUNDS
(the “Trust”)
One Congress Street
Boston, Massachusetts 02114
STATEMENT OF ADDITIONAL INFORMATION
January 31, 2026
Fund	TICKER
STATE STREET INSTITUTIONAL SMALL-CAP EQUITY FUND
Investment Class	(SIVIX)
Service Class	(SSQSX)
STATE STREET INSTITUTIONAL U.S. EQUITY FUND
Investment Class	(SUSIX)
Service Class	(SUSSX)
This Statement of Additional Information (“SAI”) relates to the statutory prospectus of State Street Institutional Funds (the “Trust”) dated January 31, 2026, as may be revised and/or supplemented from time to time thereafter for each of the Funds listed above (the “Prospectus”). This SAI, although not a prospectus, is incorporated in its entirety by reference into the Prospectus. Copies of the Prospectus describing each series of the Trust listed above (each, a “Fund” and collectively, the “Funds”) may be obtained without charge by calling the Trust (toll-free) at 1-800-242-0134.
Each Fund's financial statements for the fiscal year ended September 30, 2025, and the Independent Registered Public Accounting Firm's Report thereon, are incorporated herein by reference to the Trust's Form N-CSR for the fiscal year ended September 30, 2025. Copies of each Fund's annual reports, semi-annual reports and other information such as each Fund's financial statements, may be obtained without charge by calling the Trust at the toll free telephone number listed above.
Information regarding the status of shareholder accounts may be obtained by calling the Trust at the toll-free telephone number listed above or by writing to the Trust at c/o U.S. Bank Global Fund Services, P.O. Box 219238, Kansas City, MO 64121-9238. If you have invested through an Authorized Firm, you should call that firm for information on the status of your account. Terms that are defined in the Prospectus shall have the same meanings in this SAI.
SSF-INSTSAI-1
1

2

General
The Trust was organized as an unincorporated business trust under the laws of Delaware on May 23, 1997. The Trust is an open-end management investment company. The Trust includes the following diversified series:
•State Street Institutional Small-Cap Equity Fund (the “Small-Cap Equity Fund”); and
•State Street Institutional U.S. Equity Fund (the “U.S. Equity Fund”).
The Small-Cap Equity Fund and the U.S. Equity Fund are referred to in this SAI as the “Funds,” and each Fund may be referred to in context as the “Fund.”
Description of the Funds and Their Investments and Risks
Each Fund's Prospectus contains information about the investment objective and policies of that Fund. This SAI should only be read in conjunction with the Prospectus of the Fund or Funds in which you intend to invest.
The investment objective or objectives of a Fund are fundamental and cannot be changed without the approval of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of that Fund. Certain investment restrictions also are fundamental and cannot be changed without shareholder approval. In contrast, certain other investment restrictions, as well as the investment policies, of each Fund are not fundamental and may be changed by the Trust's Board of Trustees (the “Board”) without shareholder approval.
There can be no assurance that any Fund will achieve its investment objective or objectives. Investors should not consider any one Fund alone to be a complete investment program. All of the Funds are subject to the risk of changing economic conditions, as well as the risk inherent in the ability of the portfolio managers to make changes in the composition of a Fund in anticipation of changes in economic, business, and financial conditions. As with any security, a risk of loss is inherent in an investment in the shares of any of the Funds. The different types of securities, investments, and investment practices used by each Fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline in the value of the securities. With respect to debt securities, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument. In addition, the value of debt instruments generally rises and falls inversely with prevailing current interest rates. As described below, an investment in certain of the Funds entails special additional risks as a result of their ability to invest a substantial portion of their assets in foreign securities.
Small-Cap Equity Fund
The investment objective of the Small-Cap Equity Fund is long-term growth of capital. The Fund seeks to achieve its objective by investing at least 80% (measured at the time of initial investment) of its net assets (plus any borrowings for investment purposes) under normal circumstances in equity securities of small-cap companies, such as common and preferred stocks. The Fund defines a small-cap company as one with a market capitalization that, at the time of initial investment, falls between (a) the market capitalization of the smallest company in the Russell 2000® Index and (b) either the larger of the market capitalization of the largest company in the Russell 2000® Index or $3.0 billion. The Fund uses a multi sub-adviser investment strategy that combines growth, value and core investment management styles. The portfolio management team of the Fund's investment adviser, SSGA FM, will allocate the Fund's assets among the sub-advisers to maintain exposure to a combination of investment styles, but may have larger allocations to certain sub-advisers based on its assessment of the potential for better performance or to address capacity constraints of a particular sub-adviser, among other reasons. As a result, this orientation will typically produce a portfolio that does not materially favor value or growth style investing, and allows the Fund the potential to benefit from both value and growth cycles in the marketplace.
U.S. Equity Fund
The investment objective of the U.S. Equity Fund is long-term growth of capital. The Fund seeks to achieve its objective by investing at least 80% (measured at the time of investment) of its net assets (plus any borrowings for investment purposes) under normal circumstances in equity securities of U.S. companies, such as common and preferred stocks. The Fund considers a U.S. company to be a company that generates at least 50% of its revenues or profits from business activities in the U.S., has at least 50% of its assets situated in the U.S., or has the principal trading market for its securities in the U.S.
* * *
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Supplemental information concerning certain of the securities and other instruments in which the Funds may invest, the investment policies and strategies that the Funds may utilize and certain risks associated with those investments, policies and strategies is provided below. Unless otherwise indicated, all Funds are permitted to engage in the following investment strategies or techniques. The Funds are not obligated to pursue the following strategies or techniques and do not represent that these strategies or techniques are available now or will be available at any time in the future. A Fund will not purchase all of the following types of securities or employ all of the following strategies unless doing so is consistent with its investment objective.
The following tables summarize the investment techniques that may be employed by the Funds. Certain techniques and limitations may be changed at the discretion of SSGA FM and in some cases subject to the approval by the Board. Unless otherwise noted, percentage figures refer to the percentage of a Fund's total assets (including any borrowings) that may be invested in accordance with the indicated techniques.
	Borrowing Limit	When- Issued and Delayed Delivery Securities	Repurchase Agreements	Reverse Repurchase Agreements	Restricted Securities and Illiquid Investments	Structured and Indexed Securities	Options	Securities Index Options
Small-Cap Equity Fund	33 1∕3%	Yes	Yes	Yes	Yes	No	Yes	Yes
U.S. Equity Fund	33 1∕3%	Yes	Yes	Yes	Yes	No	Yes	Yes

	Futures Contracts and Options on Futures Contracts	Forward Contracts	Interest- Only Swaps, Interest Rate Swaps, Index Swaps and Credit Default Swaps	Options on Foreign Currencies	Maximum Investment in Debt Securities	Maximum Investment in Below- Investment Grade Debt Securities (High Yield Securities)	Maximum Investment in Foreign Securities
Small-Cap Equity Fund	Yes	Yes	No	No	20%[1]	10%	10%[2]
U.S. Equity Fund	Yes	Yes	No	Yes	20%[1]	5%	15%[2]
1
This percentage figure refers to the percentage of the applicable Fund's net assets (plus any borrowings for investment purposes).
2
This limitation excludes: American Depositary Receipts (“ADRs”); securities of a foreign issuer with a class of securities registered with the U.S. Securities and Exchange Commission (the “SEC”) and listed on a U.S. national securities exchange; and dollar-denominated securities publicly offered in the U.S. by a foreign issuer. For the U.S. Equity Fund only, the percentage figure refers to the percentage of the Fund's net assets (plus any borrowings for investment purposes).
	Lending of Fund Securities	Rule 144A Securities	Debt Obligations of Supranational Agencies	Depositary Receipts	Securities of Other Investment Funds	Floating and Variable Rate Instruments	Zero Coupon Obligations	Municipal Lease
Small-Cap Equity Fund	Yes	Yes	Yes	Yes	Yes	No [3]	No	No
U.S. Equity Fund	Yes	Yes	Yes	Yes	Yes	No [3]	No	No
3
This limitation excludes commercial paper and notes with variable and floating rates of interest.
4

	Participation Interests in Municipal Obligations	Municipal Obligation Components	Custodial Receipts on Municipal Obligations	Mortgage Related Securities, including Collateralized Mortgage Obligations (“CMOs”)	Government Stripped Mortgage Related Securities	Asset- Backed Securities and Receivable- Backed Securities	Mortgage Dollar Rolls	Short Sales Against the Box	Warrants
Small-Cap Equity Fund	No	No	No	No	No	No	No	Yes	Yes
U.S. Equity Fund	No	No	No	No	No	No	No	Yes	Yes
Additional Investments and Risks
To the extent consistent with its investment objective and restrictions (as indicated in the charts above), each Fund may invest in the following instruments and use the following techniques, and is subject to the following additional risks.
Bonds
Each Fund may invest a portion of their assets in bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date; provided, however, a zero coupon bond pays no interest to its holder during its life. The value of a zero coupon bond to a Fund consists of the difference between such bond's face value at the time of maturity and the price for which it was acquired, which may be an amount significantly less than its face value (sometimes referred to as a “deep discount” price).
An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Fixed rate bonds generally are also subject to inflation risk, which is the risk that the value of the bond or income from the bond will be worth less in the future as inflation decreases the value of money. This could mean that, as inflation increases, the “real” value of the assets of a Fund holding fixed rate bonds can decline, as can the value of the Fund's distributions. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. A Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral). The investment return of corporate bonds reflects interest on the bond and changes in the market value of the bond. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by such a security.
Bank Obligations
Domestic commercial banks organized under federal law are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (“FDIC”). Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and generally are not bound by mandatory reserve requirements, loan limitations, accounting, auditing and financial reporting standards comparable to U.S. banks. Obligations of foreign branches of U.S. banks and foreign banks are subject to the risks associated with investing in foreign securities generally. These obligations entail risks that are different from those of investments in obligations in domestic banks, including foreign economic and political developments outside the United States, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding or other taxes on income.
A U.S. branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be
5

required to: (i) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, less information may be available to the public about a U.S. branch of a foreign bank than about a U.S. bank.
Cash Reserves
Each Fund may hold portions of its assets in cash or short-term debt instruments with remaining maturities of 397 days or less pending investment or to meet anticipated redemptions and day-to-day operating expenses. Short-term debt instruments consist of: (i) short-term obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated at the time of purchase Aa or higher by Moody's Investor Services, Inc. (“Moody's”) or AA or higher by S&P Global Ratings (“S&P”) or, if unrated, of comparable quality in the opinion of the Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements.
Cleared Derivatives Transactions
Transactions in some types of swaps are required to be centrally cleared by applicable rules and regulations and a Fund may also voluntarily centrally clear other transactions that are available for clearing. In a cleared derivatives transaction, a Fund's counterparty to the transaction is a central derivatives clearing organization, or clearing house, rather than a bank or broker. Because the Funds are not members of a clearing house, and only members of a clearing house can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, a Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients' obligations to the clearing house. Centrally cleared derivative arrangements may be less favorable to a Fund than bilateral (non-cleared) arrangements. For example, a Fund may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to bilateral derivatives transactions, in some cases following a period of notice to a Fund, a clearing member generally can require termination of existing cleared derivatives transactions at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time. A Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or which the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on a Fund's behalf. In that case, the transaction might have to be terminated, and a Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and loss of hedging protection. In addition, the documentation governing the relationship between a Fund and clearing members is drafted by the clearing members and generally is less favorable to a Fund than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Fund in favor of the clearing member for losses the clearing member incurs as the Fund's clearing member. Also, such documentation typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent.
Counterparty risk with respect to derivatives has been and will continue to be affected by rules and regulations relating to the derivatives market. With respect to a centrally cleared transaction, a party is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to centrally cleared derivatives is concentrated in a few clearing houses and relatively few clearing members. It is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and regulation to segregate all funds received from customers with respect to cleared derivatives positions from the clearing member's proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account (which can be invested in instruments permitted under the regulations). Therefore, a Fund might not be fully protected in the event of the bankruptcy of the Fund's clearing member because the Fund would be limited to recovering only a pro rata share of the funds held by the clearing member on behalf of customers, with a claim against the clearing member for any deficiency. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amount is generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the Commodity Futures Trading Commission (the “CFTC”) require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report the
6

Fund's initial margin, the Fund is subject to the risk that a clearing house will use the assets attributable to it in the clearing house's omnibus account to satisfy payment obligations a defaulting customer of the clearing member has to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers, rather than individually for each customer. A Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund's cleared derivatives positions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.
Swap Execution Facilities
Certain derivatives contracts are required to be or are capable of being executed through swap execution facilities (“SEFs”). A SEF is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. Such requirements may make it more difficult and costly for investment funds, such as a Fund, to enter into highly tailored or customized transactions. Trading swaps on a SEF may offer certain advantages over traditional bilateral over-the-counter trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. Execution through a SEF is not, however, without additional costs and risks, as parties are required to comply with SEF and CFTC rules and regulations, including disclosure and recordkeeping obligations, and SEF rights of inspection, among others. SEFs typically charge fees, and if a Fund executes derivatives on a SEF through a broker intermediary, the intermediary may impose fees as well. A Fund also may be required to indemnify a SEF, or a broker intermediary who executes swaps on a SEF on the Fund's behalf, against any losses or costs that may be incurred as a result of the Fund's transactions on the SEF. In addition, a Fund may be subject to execution risk if it enters into a derivatives transaction that is required to be cleared, and no clearing member is willing to clear the transaction on the Fund's behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the trade.
Risks Associated with Derivatives Regulation
The U.S. government has enacted and is continuing to implement legislation that provides for regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (the “EU”), the United Kingdom (the “U.K.”) and some other countries have also adopted and are continuing to implement similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country's derivatives regulations. Such rules and other rules and regulations could, among other things, restrict a Fund's ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. While the rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to other kinds of costs and risks.
For example, in the event of a counterparty's (or its affiliate's) insolvency, a Fund's ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the EU, the U.K. and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the EU and the U.K., the liabilities of such counterparties to the Funds could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).
The SEC adopted Rule 18f-4 under the 1940 Act providing for the regulation of registered investment companies' use of derivatives and certain related instruments. The rule, among other things, limits derivatives exposure through one of two value-at-risk tests and eliminates the asset segregation framework for covering derivatives and certain financial instruments arising from the SEC's Release 10666 and ensuing staff guidance. The rule also requires funds to adopt and
7

implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements) and subjects funds to certain reporting requirements in respect of derivatives. Limited derivatives users (as determined by Rule 18f-4) are not, however, subject to the full requirements under the rule.
Additionally, U.S. regulators, the EU, the U.K. and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared derivatives transactions. These rules impose minimum margin requirements on derivatives transactions between a Fund and its counterparties and may increase the amount of margin a Fund is required to provide. They impose regulatory requirements on the timing of transferring margin and the types of collateral that parties are permitted to exchange.
These and other regulations are relatively new and evolving, so their full impact on the Funds and the financial system are not yet known.
Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and Other Collateralized Debt Obligations (“CDOs”)
Certain Funds may invest in CBOs, CLOs and other CDOs, which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities (which would have the risks described elsewhere in this document for that type of security) and the class of the CBO, CLO or other CDO in which a Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Funds as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities discussed elsewhere in this document, CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Funds may invest in CBOs, CLOs or other CDOs that are subordinate to other classes, volatility in values, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.
Commodities
General. Certain Funds may invest in commodities. There are several additional risks associated with transactions in commodity futures contracts, swaps on commodity futures contracts, commodity forward contracts and other commodities instruments. In the commodity instruments markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling commodity instruments today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same commodity instrument, the commodity producer generally must sell the commodity instrument at a lower price than the expected future spot price. Conversely, if most hedgers in the commodity instruments market are purchasing commodity instruments to hedge against a rise in prices, then speculators will only sell the other side of the commodity instrument at a higher future price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Funds. If the nature of hedgers and speculators in commodity instruments markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new commodity instrument, the Fund might reinvest at a higher or lower future price, or choose to pursue other investments. The commodities which underlie commodity instruments may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, insufficient storage capacity, embargoes, tariffs, war and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund's investments to greater volatility than other investments. Also, unlike the financial instruments markets, in the commodity instruments markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity instruments contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in instruments on that commodity, the value of the commodity instrument may change proportionately.
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A Fund's ability to invest in commodity-linked investments may be limited by the Fund's intention to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) and could bear on the ability of a Fund to so qualify. See “Taxation of the Funds” below.
Commodity-Linked Investments
Certain Funds may invest in commodity-linked investments. The Funds may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through commodity-linked derivative securities, such as structured notes, discussed below, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, the Adviser seeks to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities held by a Fund may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.
The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, a Fund's investments may be expected to underperform an investment in traditional securities. Over the long term, the returns on the Fund's investments are expected to exhibit low or negative correlation with stocks and bonds.
Because commodity-linked investments are available from a relatively small number of issuers, a Fund's investments will be particularly subject to counterparty risk, which is the risk that the issuer of the commodity-linked derivative (which issuer may also serve as counterparty to a substantial number of the Fund's commodity-linked and other derivative investments) will not fulfill its contractual obligations.
A Fund's ability to invest in commodity-linked investments may be limited by the Fund's intention to qualify as a RIC and could bear on the ability of a Fund to so qualify. See “Taxation of the Funds” below.
Credit Default Swaps and Total Return Swaps
Certain Funds may enter into credit default swaps or total return swaps to gain market exposure, manage liquidity, increase total returns or for hedging purposes. Credit default swaps and total return swaps are typically governed by the standard terms and conditions of an ISDA Master Agreement.
A credit default swap involves a protection buyer and a protection seller. The Funds may be either a protection buyer or seller. The protection buyer in a credit default swap makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities. A total return swap involves a total return receiver and a total return payor. The Funds may either be a total return receiver or payor. Generally, the total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e., credit risk) in return for a periodic payment from the total return receiver based on a designated interest rate (e.g., the Secured Overnight Financing Rate (“SOFR”)) and spread plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.
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In both credit default swaps and total return swaps, the same general risks inherent to derivative transactions are present; however, the use of credit default swaps and total return swaps can involve greater risks than if the Funds had invested in the reference obligation directly since, in addition to general market risks, credit default swaps and total return swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Funds will enter into credit default swap or a total return swap only with counterparties that the Adviser determines to meet certain standards of creditworthiness. In a credit default swap, a buyer generally also will lose its premium and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Fund's obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund).
Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with the ownership of stocks, bonds, and other traditional investments. The use of a swap agreement requires an understanding not only of the referenced obligation, reference rate, or index, but also of the swap agreement itself. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.
Custodial Risk
There are risks involved in dealing with the custodians or brokers who hold a Fund's investments or settle a Fund's trades. It is possible that, in the event of the insolvency or bankruptcy of a custodian or broker, a Fund would be delayed or prevented from recovering its assets from the custodian or broker, or its estate, and may have only a general unsecured claim against the custodian or broker for those assets. In recent insolvencies of brokers or other financial institutions, the ability of certain customers to recover their assets from the insolvent's estate has been delayed, limited, or prevented, often unpredictably, and there is no assurance that any assets held by a Fund with a custodian or broker will be readily recoverable by the Fund. In addition, there may be limited recourse against non-U.S. sub-custodians in those situations in which a Fund invests in markets where custodial and/or settlement systems and regulations are not fully developed, including emerging markets, and the assets of the Fund have been entrusted to such sub-custodians. SSGA FM or an affiliate may serve as the custodian of the Funds.
Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time Deposits (“ETDs”) and Yankee Certificates of Deposit (“YCDs”)
Certain Funds may invest in ECDs, ETDs and YCDs. ECDs and ETDs are U.S. dollar denominated certificates of deposit and time deposits, respectively, issued by non-U.S. branches of domestic banks and non-U.S. banks. YCDs are U.S. dollar denominated certificates of deposit issued by U.S. branches of non-U.S. banks.
Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or non-U.S. branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements. Obligations of non-U.S. issuers also involve risks such as future unfavorable political and economic developments, withholding or other taxes, seizures of non-U.S. deposits, currency controls, interest limitations, and other governmental restrictions that might affect repayment of principal or payment of interest, or the ability to honor a credit commitment.
Foreign Currency Transactions and Foreign Currency Derivatives
Certain Funds may enter into a variety of different foreign currency transactions, including, by way of example, currency forward transactions, spot transactions, futures and forward contracts, swaps, or options. Most of these transactions are entered into “over the counter,” and a Fund assumes the risk that the counterparty may be unable or unwilling to perform its obligations, in addition to the risk of unfavorable or unanticipated changes in the values of the currencies underlying the transactions. Certain types of over-the-counter currency transactions may be uncollateralized, and a Fund may not be able to recover all or any of the assets owed to it under such transactions if its counterparty should default. In some markets or in respect of certain currencies, a Fund may be required, or agree, in SSGA FM's discretion, to enter into foreign currency transactions via the custodian's relevant sub-custodian. SSGA FM may be subject to a conflict of interest in agreeing to any such arrangements on behalf of a Fund. Such transactions executed directly with the sub-custodian are executed at a rate determined solely by such sub-custodian. Accordingly, a Fund may not receive the best pricing of such
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currency transactions. Regulatory changes in a number of jurisdictions may require that certain currency transactions be subject to central clearing, or be subject to new or increased collateral requirements. These changes could increase the costs of currency transactions to a Fund and may make certain transactions unavailable; they may also increase the credit risk of such transactions to a Fund.
Foreign Securities
Certain Funds are permitted to invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). If a Fund's securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board or its delegate under applicable rules adopted by the SEC. In buying foreign securities, the Fund may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.
The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, each Fund intends to construe geographic terms such as “foreign,” “non-U.S.” “European,” “Latin American,” and “Asian,” in the manner that affords to the Fund the greatest flexibility in seeking to achieve its investment objective(s). Specifically, in circumstances where the investment objective and/or strategy is to invest at least some percentage of the Fund's assets in foreign securities, etc., the Funds will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:
(i)
The issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or
(ii)
The securities are traded principally in the country or region suggested by the Relevant Language; or
(iii)
The issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.
Certain Funds may intend to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of the Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, the Funds intend to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii) and (iii).
Investments in foreign securities involve special risks and considerations. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, and such practices and standards may vary significantly from country to country. There may be less publicly available information about a foreign company than about a domestic company. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of a Fund are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. They may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or other taxes (in each case, which taxes could potentially be confiscatory), higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for a Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. A Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.
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A number of current significant political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. Such developments include dramatic political changes in government and economic policies in several Eastern European countries and the republics composing the former Soviet Union, as well as the unification of the European Economic Community. The course of any one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.
Forward Commitments
Certain Funds may invest in forward commitments. A Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. A Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.
Futures Contracts and Options on Futures
Certain Funds may enter into futures contracts on securities in which it may invest or on indices comprised of such securities and may purchase and write call and put options on such contracts.
Futures Contracts. A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as U.S. Treasury bills, notes and bonds at a specified future date at a price agreed upon when the contract is made. An index futures contract is a contract to buy or sell specified units of an index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the index. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid. Futures contracts are traded in the United States only on commodity exchanges or boards of trade — known as “contract markets” — approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.
Although many futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery, but rather by entering into an offsetting contract (a “closing transaction”). Upon entering into a futures contract, a Fund is required to deposit initial margin with the futures broker. The initial margin serves as a “good faith” deposit that a Fund will honor its potential future commitments. Subsequent payments (called “variation margin” or “maintenance margin”) to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” If a Fund is unable to enter into a closing transaction, the amount of the Fund's potential loss may be unlimited. Futures contracts also involve brokerage costs.
Registration under the Commodity Exchange Act. The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Funds, under the Commodity Exchange Act (the “CEA”), and therefore, is not subject to registration or regulation as a commodity pool operator under the CEA. As a result, the Funds must limit their exposure to instruments subject to the CFTC's jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or other investments (whether directly or indirectly through investments in other investment vehicles).
Under this exclusion, a Fund must satisfy one of the following two limitations at all times: (1) the aggregate initial margin and premiums required to establish the Fund's positions in CFTC-regulated instruments, determined at the time the most recent position was established, may not exceed 5% of the liquidation value of the Fund's portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund's portfolio (after accounting for unrealized profits and unrealized losses on any such positions). A Fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.
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Options on futures contracts. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.
As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.
A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.
Risks of transactions in futures contracts and related options. Successful use of futures contracts by a Fund is subject to the Adviser's ability to predict movements in various factors affecting financial markets. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.
The use of options and futures strategies involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by the Fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. The successful use of these strategies further depends on the ability of the Adviser to forecast interest rates and market movements correctly.
There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.
To reduce or eliminate a position held by a Fund, the Fund may seek to close out such a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would likely continue to be exercisable in accordance with their terms.
U.S. Treasury security futures contracts and options. Some U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price; others may be settled in cash. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.
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Successful use of U.S. Treasury security futures contracts by a Fund is subject to the Adviser's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a Fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect the values of securities held in its portfolio, and the prices of the Fund's securities increase instead as a result of a decline in interest rates, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.
There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if a Fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of the Fund's tax-exempt securities decrease, the Fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.
Government Mortgage-Related Securities
The Government National Mortgage Association (“GNMA” or “Ginnie Mae”) is the principal federal government guarantor of mortgage-related securities. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-related securities. GNMA pass-through securities are considered to have a relatively low risk of default in that (1) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (2) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether they have been collected. GNMA pass-through securities are, however, subject to the same interest rate risk as comparable privately issued mortgage-related securities. Therefore, the effective maturity and market value of a Fund's GNMA securities can be expected to fluctuate in response to changes in interest rate levels.
Residential mortgage loans are also pooled by the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”), a corporate instrumentality of the U.S. Government. The mortgage loans in FHLMC's portfolio are not government backed; FHLMC, not the U.S. Government, guarantees the timely payment of interest and ultimate collection of principal on FHLMC securities. FHLMC also issues guaranteed mortgage certificates, on which it guarantees semiannual interest payments and a specified minimum annual payment of principal.
The Federal National Mortgage Association (“FNMA” or “Fannie Mae”) is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA, not the U.S. Government.
High Yield Securities
Certain Funds may invest a portion of their assets in high yield debt securities (commonly known as “junk” bonds). Investment in high yield securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities. In addition, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, but can also be issued by governments. Such issuers are generally less able than more financially stable issuers to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.
Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; and (iii) greater price variability and credit risks of certain high yield securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater volatility of the value of the Fund than a fund that invests in higher-rated securities.
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Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual issuer developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by a Fund.
The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield security, and could adversely affect the daily net asset value (“NAV”) per share of a Fund. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because there is less reliable, objective data available. However, an Index seeks to include primarily high yield securities that the Index provider believes have greater liquidity than the broader high yield securities market as a whole.
The use of credit ratings as a principal method of selecting high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.
Illiquid Securities
Certain Funds may invest in illiquid investments. Each Fund will invest no more than 15% of its net assets in illiquid investments, including repurchase agreements and time deposits of more than seven days' duration. The absence of a regular trading market for illiquid investments imposes additional risks on investments in these securities. Illiquid investments may be difficult to value and may often be disposed of only after considerable expense and delay.
The SEC has adopted a liquidity risk management rule (the “Liquidity Rule”) that requires the Funds to establish a liquidity risk management program (the “LRMP”). The Trustees, including a majority of the Independent Trustees (as defined below), have designated the Adviser to administer the Funds' LRMP. Under the LRMP, the Adviser assesses, manages, and periodically reviews the Funds' liquidity risk. The Liquidity Rule defines “liquidity risk” as the risk that the Funds could not meet requests to redeem shares issued by the Funds without significant dilution of remaining investors' interests in the Funds. The liquidity of the Funds' portfolio investments is determined based on relevant market, trading and investment-specific considerations under the LRMP. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, the Funds can expect to be exposed to greater liquidity risk. While the LRMP attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operations and may not reduce the liquidity risk inherent in a Fund's investments. The SEC has recently proposed amendments to Rule 22e-4 under the 1940 Act and Rule 22c-1 under the 1940 Act that, if adopted, would, among other things, cause more investments to be treated as illiquid, and could prevent a Fund from investing in securities that the Adviser believes are appropriate or desirable.
Infrastructure-Related Companies Risk
Infrastructure-related companies include companies that primarily own, manage, develop and/or operate infrastructure assets, including transportation, utility, energy and/or telecommunications assets. Infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, insurance costs, costs associated with environmental and other regulations, the effects of an economic slowdown, surplus capacity or technological obsolescence, industry competition, labor relations, rate caps or rate changes, uncertainties concerning availability of fuel at reasonable prices, the effects of energy conservation policies, natural disasters, terrorist attacks and other factors. Certain infrastructure-related entities, particularly telecommunications and utilities companies, are subject to extensive regulation by various governmental authorities. The costs of complying with governmental regulations, delays or failures to receive required regulatory approvals or the enactment of new adverse regulatory requirements may adversely affect infrastructure-related companies. Infrastructure-related companies may also be affected by service interruption and/or legal challenges due to environmental, operational or other conditions or events, and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, especially in non-U.S. markets, resulting in work stoppage, delays and cost overruns. Other risks associated with infrastructure-related companies include uncertainties resulting from such companies' diversification into new domestic and international businesses, as well as agreements by any such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.
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Investment Grade Bonds
Each Fund may invest in corporate notes and bonds that are rated investment-grade by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, are of comparable quality to the rated securities described above, as determined by the Adviser, in accordance with procedures established by the Board. Investment-grade securities include securities rated Baa or higher by Moody's or BBB- or higher by S&P (and securities of comparable quality); securities rated Baa by Moody's or BBB by S&P may have speculative characteristics.
Although obligations rated BBB by S&P or Baa by Moody's are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest and those rated Baa by Moody's are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well.
Ratings as Investment Criteria
The ratings of NSROs, such as S&P or Moody's, represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by the portfolio managers as initial criteria for the selection of portfolio securities on behalf of the Funds, the portfolio managers also rely upon their own analysis to evaluate potential investments.
Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Although neither event will require the sale of the securities by a Fund, the portfolio managers will consider the event in their determination of whether the Fund should continue to hold the securities. To the extent that an NRSRO's ratings change as a result of a change in the NRSRO or its rating system, the Funds will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.
Lending of Fund Securities
Each Fund may lend portfolio securities to certain creditworthy borrowers in U.S. and non-U.S. markets in an amount not to exceed 40% of the value of its net assets. The borrowers provide collateral that is marked to market daily in an amount at least equal to the current market value of the securities loaned. A Fund may terminate a loan at any time and obtain the securities loaned. A Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. A Fund cannot vote proxies for securities on loan, but may recall loans to vote proxies if a material issue affecting the Fund's economic interest in the investment is to be voted upon. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.
With respect to loans that are collateralized by cash, the borrower typically will be entitled to receive a fee based on the amount of cash collateral. A Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain high quality short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or funds, which may include those managed by the Adviser. A Fund could lose money due to a decline in the value of collateral provided for loaned securities or any investments made with cash collateral. Certain non-cash collateral or investments made with cash collateral may have a greater risk of loss than other non-cash collateral or investments.
A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents to be approved by the Board who would administer the lending program for the Funds in accordance with guidelines to be approved by the Board. In such capacity, the lending agent would provide the following services to the Funds in connection with the Funds' securities lending activities: (i) locating borrowers among an approved list of prospective borrowers; (ii) causing the delivery of loaned securities from a Fund to borrowers; (iii) monitoring the value of loaned securities, the value of collateral received, and other lending parameters; (iv) seeking additional collateral, as necessary, from borrowers; (v) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of all or substantially all cash collateral in an investment vehicle designated by the Funds; (vi) returning collateral to borrowers; (vii) facilitating substitute dividend, interest, and other distribution payments to the Funds from borrowers; (viii) negotiating the terms of each loan of securities, including but not limited to the amount of any loan premium, and monitoring the terms of securities loan agreements with prospective borrowers for consistency with the
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requirements of a Securities Lending Authorization Agreement; (ix) selecting securities, including amounts (percentages), to be loaned; (x) recordkeeping and accounting servicing; and (xi) arranging for return of loaned securities to the Fund in accordance with the terms of the Securities Lending Authorization Agreement.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process especially so in certain international markets such as Taiwan), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), risk of loss of collateral, credit, legal, counterparty and market risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral (or the proceeds of its liquidation) or in recovering the loaned securities. In the event a borrower does not return a Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. Although a securities lending agent may agree to provide a Fund with indemnification in the event of a borrower default, a Fund is still exposed to the risk of losses in the event a borrower does not return a Fund's securities as agreed. For example, delays in recovery of lent securities may cause a Fund to lose the opportunity to sell the securities at a desirable price with guaranteed delivery provisions.
In response to market events, the SEC has adopted new reporting requirements for securities loans which include the public dissemination of certain information about such loans. Once effective, these new reporting requirements may negatively impact a Fund's ability to execute certain of its investment strategies.
The Funds do not currently lend their portfolio securities.
Market Disruption and Geopolitical Risk
The Funds are subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, trade policy changes or disputes, natural and environmental disasters, epidemics or pandemics and systemic market dislocations may be highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund's investments. Given the increasing interdependence between global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S. Continuing uncertainty as to the status of the euro and the Economic and Monetary Union of the European Union (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU, or any continued uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of a Fund's investments. On January 31, 2020, the United Kingdom (“UK”) formally withdrew from the European Union (“EU”) (commonly known as “Brexit”). An agreement between the UK and the EU governing their future trade relationship became effective January 1, 2021, but that agreement does not include an agreement on financial services, and it is unlikely that such agreement will be concluded. Moreover, the UK government has started a program of financial services law reform with the ultimate aim of repealing many EU financial services laws that were assimilated into UK law from January 1, 2021, and replacing them with legislation or rules made by the UK government or financial services regulators. Accordingly, uncertainty remains in certain areas as to the future relationship between the UK and the EU. Brexit has already had a significant impact on the UK, Europe, and global economies, and could continue to result in volatility and illiquidity, legal, political, economic and regulatory uncertainties and lower economic growth for these economies that could in turn have an adverse effect on the value of the Portfolios' investments. Any further exits from the EU, or the possibility of such exits, or the abandonment of the euro, may cause additional market disruption globally and introduce new legal and regulatory uncertainties.
Securities markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments of a Fund.
Recent political activity in the U.S. has increased the risk that the U.S. could default on some or any of its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds' investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of
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government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. To the extent a Fund has focused its investments in the stock market index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.
Market Turbulence Resulting from Infectious Illness
A widespread outbreak of an infectious illness may lead to governments and businesses world-wide taking aggressive measures, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations. The spread of such an illness may result in the disruption of and delays in the delivery of healthcare services and processes, the cancellation of organized events and educational institutions, the disruption of production and supply chains, a decline in consumer demand for certain goods and services, and general concern and uncertainty, all of which may contribute to increased volatility in global markets. Epidemics and pandemics that may arise in the future could adversely affect the economies of many nations, the global economy, individual companies, economic sectors and industries, and capital markets in ways that cannot be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to limited health care resources. Political, economic and social stresses caused by an infectious illness also may exacerbate other pre-existing political, social and economic risks in certain countries. The duration of such an illness and its effects cannot be determined at this time, but the effects could be present for an extended period of time.
Mortgage-Backed Security Rolls
Certain Funds may enter into “forward roll” transactions with respect to mortgage-related securities issued by GNMA, FNMA or FHLMC. In a forward roll transaction, a Fund will sell a mortgage-related security to a bank or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will typically bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. A Fund that engages in a forward roll transaction forgoes principal and interest paid on the securities sold during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund earns interest by investing the transaction proceeds during the roll period. A forward roll transaction may create investment leverage. A Fund is subject to the risk that the value of securities to be purchased pursuant to a forward roll transaction will decline over the roll period, and that the Fund's counterparty may be unwilling or unable to perform its obligations to the Fund.
Mortgage-Related Securities
Certain Funds may invest in mortgage-related securities. Mortgage-related securities represent an interest in a pool of, or are secured by, mortgage loans. Mortgage-related securities may be issued or guaranteed by (i) U.S. Government agencies or instrumentalities such as GNMA, FNMA and FHLMC or (ii) other issuers, including private companies.
Many mortgage-related securities provide regular payments which consist of interest and, in most cases, principal. In contrast, other forms of debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In effect, payments on many mortgage-related securities are a “pass-through” of the payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities.
Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will typically result in early payment of the applicable mortgage-related securities. The occurrence of mortgage prepayments is affected by a variety of factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities.
Because of the possibility of prepayments (and due to scheduled repayments of principal), mortgage-related securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. Prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the
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effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds.
CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. CMOs are typically structured with classes or series that have different maturities and are generally retired in sequence. Each class of obligations receives periodic interest payments according to its terms. However, monthly principal payments and any prepayments from the collateral pool are generally paid first to the holders of the most senior class. Thereafter, payments of principal are generally allocated to the next most senior class of obligations until that class of obligations has been fully repaid. Any or all classes of obligations of a CMO may be paid off sooner than expected because of an increase in the payoff speed of the pool. Changes in prepayment rates may have significant effects on the values and the volatility of the various classes and series of a CMO. Payment of interest or principal on some classes or series of a CMO may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages.
Stripped mortgage-related securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-related securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-related securities may be more volatile and less liquid than that for other mortgage-related securities, potentially limiting a Fund's ability to buy or sell those securities at any particular time.
Municipal and Municipal-Related Securities
Municipal securities may bear fixed, floating or variable rates of interest or may be zero coupon securities. Municipal securities are generally of two types: general obligations and revenue obligations. General obligations are backed by the full faith and credit of the issuer. These securities include tax anticipation notes, bond anticipation notes, general obligation bonds and commercial paper. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Tax anticipation notes are issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues. Bond anticipation notes are issued in expectation of the issuer obtaining longer-term financing.
A Fund may be more adversely impacted by changes in tax rates and policies than other funds. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a Fund's ability to acquire and dispose of municipal securities at desirable yield and price levels.
Custodial Receipts. Certain Funds may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain Municipal Obligations. The underwriter of these certificates or receipts typically purchases Municipal Obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon obligations described above. Although under the terms of a custodial receipt a Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced as a result of any additional taxes paid as a result of such treatment.
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Participation Interests. Certain Funds may purchase from financial institutions participation interests in certain Municipal Obligations. A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, or has been given a rating below one that is otherwise permissible for purchase by a Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank that the Board has determined meets certain quality standards, or the payment obligation otherwise will be collateralized by U.S. Government securities. A Fund will have the right, with respect to certain participation interests, to demand payment, on a specified number of days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. The Trust intends that a Fund exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, or to maintain or improve the quality of its investment portfolio.
Options
Certain Funds may purchase and sell put and call options to enhance investment performance and to protect against changes in market prices. There is no assurance that a Fund's use of put and call options will achieve its desired objective, and a Fund's use of options may result in losses to the Fund.
Covered call options. Certain Funds may write (i.e., sell) covered call options to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by a Fund.
A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges) or has the right to acquire such securities through immediate conversion of securities. A Fund may write covered call options or uncovered call options.
A Fund will receive a premium from writing a call option, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security.
In return for the premium received when it writes a covered call option, a Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. A Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, a Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, a Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.
A Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.
Uncovered call options. Writing uncovered call options may enable a Fund to realize income without committing capital to the ownership of the underlying securities or instruments, however writing uncovered calls are riskier than writing covered calls because there is no underlying security held by a Fund that can act as a partial hedge. When a Fund has written an uncovered call option, the Fund will not necessarily hold securities offsetting the risk to the Fund. As a result of writing a call option without holding the underlying the securities, if the call option were exercised, a Fund might be required to purchase the security that is the subject of the call at the market price at the time of exercise. The Fund's exposure on such an option is theoretically unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the security may not be available for purchase. Uncovered calls have speculative characteristics.
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Covered put options. A Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option may be “covered” if the writer earmarks or otherwise segregates liquid assets equal to the price to be paid if the option is exercised minus margin on deposit.
By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.
A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.
Purchasing put and call options. A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because a Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that a Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.
A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since a Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.
A Fund may also purchase put and call options to attempt to enhance its current return.
Options on foreign securities. A Fund may purchase and sell options on foreign securities if the Adviser believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund's investment objective. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the United States. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.
Options on securities indices. A Fund may write or purchase options on securities indices. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.”
Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, if the Fund uses an option for hedging purposes, it bears the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. A Fund may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.
Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.
Risks involved in the use of options. The successful use of a Fund's options strategies depends on the ability of the Adviser to forecast correctly interest rate and market movements. For example, if a Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price was to rise instead, the Fund
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could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price was to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price. When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security's price does not change.
The effective use of options also depends on a Fund's ability to terminate option positions at times when the Adviser deems it desirable to do so. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.
If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events — such as volume in excess of trading or clearing capability — were to interrupt its normal operations.
A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.
Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.
Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.
Over-the-counter (“OTC”) options purchased by a Fund and assets held to cover OTC options written by the Fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the Fund's ability to invest in illiquid securities.
Other Asset-Backed Securities
In addition to the mortgage related securities discussed above, certain Funds may invest in asset-backed securities that are not mortgage-related. Asset-backed securities other than mortgage-related securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are typically similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity, or by priority to certain of the borrower's other securities. The degree of credit-enhancement, if any, varies, applying only until exhausted and generally covering only a fraction of the security's par value.
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The value of such asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments, or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the duration of asset-backed securities and may lower their return, in generally the same manner as described above for prepayments of pools of mortgage loans underlying mortgage-related securities.
Private Placements and Restricted Securities
The Funds may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often “restricted securities,” i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933, as amended (the “1933 Act”) or the availability of an exemption from registration (such as Rules 144 or 144A), or which are not readily marketable because they are subject to other legal or contractual delays in or restrictions on resale. Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the 1933 Act.
Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Market quotations for such securities are generally less readily available than for publicly traded securities. The absence of a trading market can make it difficult to ascertain a market value for such securities for purposes of computing the Fund's NAV, and the judgment of the Adviser may at times play a greater role in valuing these securities than in the case of publicly traded securities. Disposing of such securities, which may be illiquid investments, can involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration.
A Fund may be deemed to be an “underwriter” for purposes of the 1933 Act when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.
Pre-Refunded Municipal Securities
The interest and principal payments on pre-refunded municipal securities are typically paid from the cash flow generated from an escrow fund consisting of U.S. Government securities. These payments have been “pre-refunded” using the escrow fund.
Purchase of Other Investment Company Shares
Certain Funds may, to the extent permitted under the 1940 Act and the rules thereunder, invest in shares of other investment companies, which include funds managed by SSGA FM, which invest exclusively in money market instruments or in investment companies with investment policies and objectives which are substantially similar to those of the Funds. These investments may be made temporarily, for example, to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions, or as long-term investments.
Exchange Traded Funds and Other Index-Related Securities. Certain Funds may invest in exchange-traded funds (“ETFs”), which are generally baskets of securities generally designed to track an index or a foreign market, such as Standard & Poor's Depositary Receipts. These securities are generally considered to be investment companies for purposes of each Fund's investment limitations. Investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the NAV of the shares, an active trading market may not develop for the ETF's shares and the listing exchange may halt trading of the ETF's shares. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs
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incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. The Funds may invest in ETFs advised by SSGA FM, the investment adviser to the Funds.
Real Estate Investment Trusts (“REITs”)
Each Fund may invest in REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. A Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, a Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. Investments in REITs may subject Fund shareholders to duplicate management and administrative fees.
In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, if applicable, Equity and Mortgage REITs could possibly fail to qualify for the favorable tax treatment available to REITs under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.
Repurchase Agreements
The Funds may enter into repurchase agreements with banks, other financial institutions, such as broker-dealers, and other institutional counterparties. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time. A Fund will limit repurchase transactions to those member banks of the Federal Reserve System, broker-dealers and other financial institutions whose creditworthiness the Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the securities, or may be prevented from realizing on the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Fund. The SEC recently finalized rules that will require certain transactions involving U.S. Treasuries, including repurchase and reverse repurchase agreements, to be centrally cleared. Historically, such transactions have not been required to be cleared and voluntary clearing of such transactions has generally been limited. Although the impact of these rules on each Fund is difficult to predict, they may reduce the availability or increase the costs of such transactions, or otherwise make it more difficult for a Fund to execute certain investment strategies, and may adversely affect a Fund's performance. Compliance with these rules is expected to be required in the middle of 2027.
Reverse Repurchase Agreements
The Funds may enter into reverse repurchase agreements, which are a form of borrowing. Under reverse repurchase agreements, a Fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. Each Fund retains the right to receive interest and principal payments from the securities. Reverse repurchase agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements involve the risk that the buyer
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of the securities sold might be unable to deliver them when a Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, a Fund may be delayed or prevented from recovering the security that it sold. As noted above, reverse repurchase transactions involving U.S. Treasuries will be subject to mandatory central clearing beginning in 2027.
Russia Sanctions Risk
Following Russia's invasion of Ukraine in late February 2022, various countries, including the U.S. and the U.K., as well as the E.U., issued broad-ranging economic sanctions against Russia. The U.S. and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia's invasion. A large number of corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, or other countries that support Russia's military invasion, may result in the devaluation of Russian currency, a downgrade in the country's credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or a Fund. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on a Fund. Sanctions, or the threat of new or modified sanctions, could impair the ability of a Fund to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of a Fund, even if a Fund does not have direct exposure to securities of Russian issuers. As a collective result of the imposition of sanctions, Russian government countermeasures and the impact that they have had on the trading markets for Russian securities, certain Funds have used, and may in the future use, fair valuation procedures approved by the Fund's Board to value certain Russian securities, which could result in such securities being deemed to have a zero value.
Short Sales Against the Box
Each Fund may sell securities “short against the box.” Whereas a short sale is the sale of a security a Fund does not own, a short sale is “against the box” if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Swap transactions, futures contracts and other derivative-type instruments that reflect the equivalent of a short sale or a short position are not considered to be a short sale or short position for this purpose or for purposes of determining whether a short sale or position is considered to be “against the box.”
Special Risk Considerations of Investing in China
Certain Funds may invest in securities of Chinese issuers. Investing in securities of Chinese issuers, including by investing in A Shares, involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and U.S. or foreign government interventions or restrictions with respect to Chinese issuers, which could preclude the Fund from making certain investments or result in the Fund selling investments at disadvantageous times and which may also cause reduced liquidity and increased price volatility in such investments, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers, (vii) potentially higher rates of inflation, (viii) the unavailability of consistently-reliable economic data, (ix) the relatively small size and absence of operating history of many Chinese companies, (x) accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be available, (xi) greater political, economic, social, legal and tax-related uncertainty, (xii) higher market volatility caused by any potential regional territorial conflicts or natural disasters, (xiii) higher dependence on exports and international trade, (xiv) the risk of increased trade tariffs, sanctions, embargoes and other trade limitations, (xv) restrictions on foreign ownership, (xvi) risks associated with variable interest entity (“VIE”) structures, and (xvii) custody risks associated with investing through programs to access Chinese securities. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the
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ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
In addition, unexpected political, regulatory and diplomatic events, such as the U.S.-China “trade war” that intensified in 2018, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The current political climate and the renewal or escalation of a trade war between China and the United States may have an adverse effect on both the U.S. and Chinese economies, including as the result of one country's imposition of tariffs on the other country's products. In addition, sanctions or other investment restrictions could preclude a Fund from investing in certain Chinese issuers or cause a Fund to sell investments at disadvantageous times. Events such as these and their impact on the Funds are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.
Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets, and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
Special Risk Considerations of Investing in Japan
The growth of Japan's economy has historically lagged that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. The Japanese economy faces several other concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. These issues may cause a slowdown of the Japanese economy. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors. Japan has an aging workforce and has experienced a significant population decline in recent years. Japan's labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may adversely affect Japan's economic competitiveness. Natural disasters, such as earthquakes, volcanoes, typhoons or tsunamis, could occur in Japan or surrounding areas and could negatively affect the Japanese economy.
Supranational Agencies
Each Fund may invest in debt obligations of supranational agencies such as the International Bank for Reconstruction and Development (commonly known as the World Bank), which was chartered to finance development projects in developing member countries; the EU, which is a twenty-eight-nation organization engaged in cooperative economic activities; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not supported, directly or indirectly, by the U.S. Government.
Total Return Swaps, Equity Swaps and Interest Rate Swaps
Certain Funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to a Fund than if the Fund had invested directly in an instrument that yielded that desired return. A Fund's return on a swap will depend on the ability of its counterparty to perform its obligations under the swap. The Adviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines.
The Funds may enter into interest rate swap transactions with respect to any security they are entitled to hold. Interest rate swaps involve the exchange by a Fund with another party of their respective rights to receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of
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securities it anticipates purchasing at a later date. The Funds generally intend to use these transactions as a hedge and not as a speculative investment. For example, a Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Funds. In such an instance, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of a Fund, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction.
Treasury Inflation-Protected Securities
Certain Funds may invest in Treasury Inflation-Protection Securities (“TIPS”), a type of inflation-indexed Treasury security. TIPS typically provide for semiannual payments of interest and a payment of principal at maturity. In general, each payment will be adjusted to take into account any inflation or deflation that occurs between the issue date of the security and the payment date based on the Consumer Price Index for All Urban Consumers (“CPI-U”).
Each semiannual payment of interest will be determined by multiplying a single fixed rate of interest by the inflation-adjusted principal amount of the security for the date of the interest payment. Thus, although the interest rate will be fixed, the amount of each interest payment will vary with changes in the principal of the security as adjusted for inflation and deflation.
TIPS also provide for an additional payment (a “minimum guarantee payment”) at maturity if the security's inflation-adjusted principal amount for the maturity date is less than the security's principal amount at issuance. The amount of the additional payment will equal the excess of the security's principal amount at issuance over the security's inflation-adjusted principal amount for the maturity date.
U.S. Government Securities
Certain Funds may purchase U.S. Government securities. The types of U.S. Government obligations in which the Funds may at times invest include: (1) U.S. Treasury obligations and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government agency or instrumentality, or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the U.S. Government will provide financial support to U.S. Government securities it is not obligated to support.
U.S. Registered Securities of Non-U.S. Issuers
Certain Funds may purchase publicly traded common stocks of non-U.S. corporations.
Investing in U.S. registered, dollar-denominated, securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or taxation (which could potentially be confiscatory), adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.
A Fund's investment in common stock of non-U.S. corporations may also be in the form of ADRs, Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a non-U.S. corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. For other Depositary Receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may have a non-U.S. or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in unsponsored
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Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.
Variable Amount Master Demand Notes
Certain Funds may invest in variable amount master demand notes which are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.
Variable and Floating Rate Securities
Certain Funds may invest in variable and floating rate securities. In general, variable rate securities are instruments issued or guaranteed by entities such as (1) U.S. Government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions, (4) insurance companies or (5) trusts that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Interest rates on these securities are ordinarily tied to, widely recognized market rates, which are typically set once a day. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. Variable rate obligations will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.
Warrants
A warrant is a security giving its holder the right to purchase shares of the issuer of the warrant at a specified price and future date. Because a warrant, which is a security permitting, but not obligating, its holder to subscribe for another security, does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. An investment by a Fund in warrants valued at the lower of cost or market may not exceed 5% of the value of that Fund's net assets. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value.
When-Issued, Delayed Delivery and Forward Commitment Transactions
To secure an advantageous price or yield, certain Funds may purchase securities on a when-issued, delayed delivery, to-be-announced (“TBA”) or forward commitment basis and may sell securities on a forward commitment or delayed delivery basis. A Fund will enter into when-issued, delayed delivery, TBA or forward commitment transactions for the purpose of acquiring securities and not for the purpose of leverage.
When purchasing a security on a when-issued, delayed delivery, TBA or forward commitment basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. When such transactions are negotiated, certain terms may be fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. In general, a Fund does not pay for the securities until received and does not start earning interest or other income until the contractual settlement date. A Fund may take delivery of the securities or it may sell the securities before the settlement date.
At the time of delivery of the securities, the value may be more or less than the purchase or sale price. If a Fund remains substantially fully invested at a time when when-issued, delayed delivery, TBA or forward commitment purchases are outstanding, the purchases may result in a form of leverage and give rise to increased volatility of the Fund's NAV. Default by, or bankruptcy of, a counterparty to a when-issued, delayed delivery, TBA or forward commitment transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction. Purchases of when-issued, delayed delivery, TBA or forward commitment securities also involve a risk of loss if the seller fails to deliver after the value of the securities has risen.
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A TBA transaction involves a commitment to purchase securities sold for a fixed price where the underlying securities are announced at a future date. The seller does not specify the particular securities to be delivered. Instead, a Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed security transaction, a Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. For this reason, in a TBA transaction, a Fund commits to purchase securities for which all specific information is not yet known at the time of the trade, particularly the exact face amount in forward commitment mortgage-backed securities transactions. The purchaser in a TBA transaction generally is subject to increased market risk and interest rate risk because the delivered securities may be less favorable than anticipated by the purchaser.
Certain Funds may also enter into a forward commitment to sell securities it owns. The use of forward commitments enables a Fund to hedge against anticipated changes in interest rates and prices. In a forward sale, a Fund does not participate in gains or losses on the security occurring after the commitment date. Forward commitments to sell securities also involve a risk of loss if the seller fails to take delivery after the value of the securities has declined. Forward commitment transactions involve additional risks similar to those associated with investments in options and futures contracts.
Financial Industry Regulatory Authority, Inc. (“FINRA”) rules impose mandatory margin requirements for the TBA market with limited exceptions, which requires the Funds to post collateral in connection with their TBA transactions. TBAs have historically not been required to be collateralized. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of such transactions and impose added operational complexity.
Zero Coupon Securities
Certain Funds may invest in zero coupon securities. Zero coupon securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Generally, changes in interest rates will have a greater impact on the market value of a zero coupon security than on the market value of the comparable securities that pay interest periodically during the life of the instrument. In the case of any zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance that are treated as issued originally at a discount, a Fund will be required to accrue original issue discount (“OID”) for U.S. federal income tax purposes and the Fund may as a result be required to pay out as an income distribution an amount which is greater than the total amount of cash interest the Fund actually received. To generate sufficient cash to make the requisite distributions to maintain its qualification for treatment as a RIC under the Code, a Fund may be required to sell investments, including at a time when it may not be advantageous to do so.
Privately-issued stripped securities are not themselves guaranteed by the U.S. Government, but the future payment of principal or interest on U.S. Treasury obligations which they represent is so guaranteed.
Investment Restrictions
Each Fund is subject to fundamental investment policies and limitations. Under the 1940 Act, fundamental investment policies and limitations may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund affected by the change.
Investment Restrictions for All Funds (Except as Otherwise Noted):
The following policies and limitations supplement those described in the Prospectus and this SAI. Investment restrictions numbered 1 through 8 below have been adopted as fundamental policies.
1.
No Fund may borrow money, except that a Fund may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, (d) engage in transactions in mortgage dollar rolls and other similar transactions, and (e) engage in other transactions that may entail borrowing or otherwise borrow money to the extent permitted by applicable law.
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2.
No Fund may lend its assets or money to other persons, except (a) by purchasing debt obligations (including privately placed debt obligations), (b) by lending cash or securities as permitted by applicable law, (c) by entering into repurchase agreements, (d) by investing in permitted leveraged investments, or (e) as otherwise permitted by applicable law.
3.
Each Fund shall invest at least 75% of its total assets in some combination of the following: (a) cash and cash items, (b) U.S. Government securities (as defined in the 1940 Act), (c) securities of other investment companies, and (d) other securities. With regard to (d), other securities (acquired pursuant to this policy) are limited as to any single issuer to an amount not greater than 5% of a Fund's total assets and not more than 10% of the outstanding voting securities of any such issuer, or as otherwise permitted by applicable law.
4.
No Fund will make investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in any one industry. For purposes of this restriction, supranational organizations are collectively considered to be members of a single “industry.”
5.
No Fund may underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the 1933 Act.
6.
Each Fund may purchase or sell real estate, or direct or indirect interests in real estate, subject to other investment policies and applicable law.
7.
A Fund may purchase or sell commodities or commodity contracts, subject to other investment policies and applicable law.
8.
No Fund may issue senior securities except as otherwise permitted by its fundamental policy on borrowing or by applicable law.
Notes to Investment Restrictions
Unless otherwise indicated, all percentage limitations applicable to Fund investments (as stated in the investment restrictions listed above and elsewhere in this SAI or in the Prospectus) apply only at the time of purchases of securities, and any subsequent increase or decrease in percentage resulting from a change in value of portfolio securities or from a change in a Fund's net assets, or in any ratings, will not be deemed to result in a violation of the Fund's policies or restrictions.
For purposes of investment restriction 4, the Trust may use the industry classifications reflected by the S&P 500® Index, if applicable at the time of determination. For all other portfolio holdings, the Trust may use the Directory of Companies Required to File Annual Reports with the SEC and Bloomberg Inc. In addition, the Trust may select its own industry classifications, provided such classifications are reasonable. For purposes of investment restriction 4 above, “government securities” (as defined in the 1940 Act), which include but are not limited to, mortgage-backed securities and asset-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not securities of an issuer in an industry, meaning that the Funds' industry concentration restrictions do not apply to such securities.
Additional Fundamental Investment Restrictions for All Funds except the Small-Cap Equity Fund
1.
No Fund may invest in companies for the purpose of exercising control or management.
Names Rule Policy
To the extent a Fund is subject to Rule 35d-1 under the 1940 Act, the Fund has an investment policy, described in the Fund's prospectus, to, under normal circumstances, invest at least 80% of its assets in the particular types of investments suggested by the Fund's name (a “Name Policy”). “Assets” for the purposes of a Name Policy are net assets plus the amount of any borrowings for investment purposes. The percentage limitation applies at the time of purchase of an investment. A Fund's Name Policy may be changed by the Board without shareholder approval.
However, to the extent required by SEC regulations, shareholders will be provided with at least sixty (60) days' notice prior to any change in a Fund's Name Policy.
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Additional Information
Certain of the Fundamental Investment Restrictions above limit a Fund's ability to engage in certain investment practices and purchase securities or other instruments to the extent consistent with applicable law. Applicable law includes the 1940 Act, the rules or regulations thereunder and applicable orders of the SEC as are currently in place. In addition, interpretations and guidance provided by the SEC staff may be taken into account, where deemed appropriate by a Fund, to determine if an investment practice or the purchase of securities or other instruments is permitted by applicable law. As such, the effects of these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought when such changes permit or require a resulting change in practice.
Disclosure of Portfolio Holdings
Introduction
The policies set forth below to be followed by State Street Bank and Trust Company (“State Street”) and SSGA FM (collectively, the “Service Providers”) for the disclosure of information about the portfolio holdings of the Trust. These disclosure policies are intended to ensure compliance by the Service Providers and the Trust with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Board must approve all material amendments to the policy.
General Policy
It is the policy of the Service Providers to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Trust.
No information concerning the portfolio holdings of the Trust may be disclosed to any party (including shareholders) except as provided below. The Service Providers are not permitted to receive compensation or other consideration in connection with disclosing information about a Fund's portfolio to third parties. In order to address potential conflicts between the interest of Fund shareholders, on the one hand, and those of the Service Providers or any affiliated person of those entities or of the Fund, on the other hand, the Fund's policies require that non-public disclosures of information regarding the Fund's portfolio may be made only if there is a legitimate business purpose consistent with fiduciary duties to all shareholders of the Fund.
The Board exercises continuing oversight over the disclosure of each Fund's holdings by (i) overseeing the implementation and enforcement of the portfolio holding disclosure policy, Codes of Ethics and other relevant policies of each Fund and its Service Providers by the Trust's Chief Compliance Officer (“CCO”), and (ii) considering reports and recommendations by the Trust's CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act). The Board reserves the right to amend the policy at any time without prior notice in its sole discretion.
Publicly Available Information. Any party may disclose portfolio holdings information after the holdings are publicly available. Disclosure of the complete holdings of each Fund is required to be made quarterly within 60 days of the end of the Fund's fiscal quarter in the Fund's Form N-CSR filing and in the monthly holdings report on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Funds' fiscal quarter. You can find SEC filings on the SEC's website, www.sec.gov. Information about a Fund's 10 largest holdings generally is posted on the Fund's website at www.statestreet.com/im within 30 days following the end of each month. Each Fund will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter or subsequent to periodic portfolio holdings disclosure in the Fund's filings with the SEC or on their website.
Press Interviews Brokers and Other Discussions
Portfolio managers and other senior officers or spokespersons of the Service Providers or the Trust may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with these disclosure policies.
Trading Desk Reports
State Street Investment Management's trading desk may periodically distribute lists of investments held by its clients (including the Trust) for general analytical research purposes. In no case may such lists identify individual clients or individual client position sizes. Furthermore, in the case of equity securities, such lists shall not show aggregate client position sizes.
31

Miscellaneous
Confidentiality Agreement. No non-public disclosure of the Fund's portfolio holdings will be made to any party unless such party has signed a written Confidentiality Agreement. For purposes of the disclosure policies, any Confidentiality Agreement must be in a form and substance acceptable to, and approved by, the Trust's officers.
Evaluation Service Providers. There are numerous mutual fund evaluation services (such as Morningstar, Inc. and Broadridge Financial Solutions, Inc., formerly Lipper, Inc.) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Trust by these services and departments, the Trust may distribute (or authorize the Service Providers and the Trust's custodian or fund accountants to distribute) month-end portfolio holdings to such services and departments only if such entity has executed a confidentiality agreement.
Additional Restrictions. Notwithstanding anything herein to the contrary, the Board, State Street and SSGA FM may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in these disclosure policies.
Waivers of Restrictions. These disclosure policies may not be waived, or exceptions made, without the consent of the Trust's officers. All waivers and exceptions involving the Trust will be disclosed to the Board no later than its next regularly scheduled quarterly meeting.
Disclosures Required by Law. Nothing contained herein is intended to prevent the disclosure of portfolio holdings information as may be required by applicable law. For example, SSGA FM, State Street, the Trust or any of its affiliates or service providers may file any report required by applicable law (such as Schedules 13D, 13G and 13F or Form N-MFP), respond to requests from regulators and comply with valid subpoenas.
Management of the Trust
The Board is responsible for overseeing generally the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, day-to-day management required by the Trust (see the section called “Investment Advisory and Other Services”). The Board has engaged the Adviser to manage the Funds on a day-to day basis. The Board is responsible for overseeing the Adviser and other service providers in the operation of the Trust in accordance with the provisions of the 1940 Act, applicable Delaware law and regulation, other applicable laws and regulations, and the Amended and Restated Declaration of Trust. The Trustees listed below are also Trustees of SSGA Funds, the State Street Institutional Investment Trust, the State Street Master Funds and the State Street Navigator Securities Lending Trust (the “Navigator Trust”) and their respective series and Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun International Equity Fund and Elfun Trusts (collectively, the “Elfun Funds”) and are Directors of State Street Variable Insurance Series Funds, Inc. The following table provides information with respect to each Trustee, including those Trustees who are not considered to be “interested” as that term is defined in the 1940 Act (the “Independent Trustees”), and each officer of the Trust.
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TRUSTEES AND OFFICERS
Name, Address, and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
PATRICK J. RILEY c/o SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 YOB:1948	Trustee and Chairperson of the Board	Term: Until successor is elected and qualified Elected: 1/19	Independent Director, State Street Global Advisors Europe Limited (investment company) (1998 – 2023); Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc) (1998 – 2023); Independent Director, SSGA Fixed Income plc (January 2009 – 2023).	56
Board Director and
Chairman, SSGA SPDR
ETFs Europe I plc (2011
– March 2023); Board
Director and Chairman,
SSGA SPDR ETFs
Europe II plc (2013 –
March 2023); Board
Director, State Street
Liquidity plc (1998 –
March 2023).

MARGARET K. MCLAUGHLIN c/o SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 YOB: 1967	Trustee, Chairperson of the Qualified Legal Compliance Committee, and Vice-Chairperson of the Valuation Committee	Term: Indefinite Elected: 12/24	Consultant, Bates Group (consultants) (September 2020 – January 2023); Consultant, Madison Dearborn Partners (private equity) (2019 – 2020).	56	Director, Manning & Napier Fund Inc. (2021 – 2022).
GEORGE M. PEREIRA c/o SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 YOB: 1964	Trustee, Chairperson of the Nominating Committee, Chairperson of the Governance Committee, and Vice-Chairperson of the Qualified Legal Compliance Committee	Term: Indefinite Elected: 12/24	Chief Operating Officer (January 2011 – September 2020) and Chief Financial Officer (November 2004 – September 2020), Charles Schwab Investment Management.	56
Director, Pave Finance
Inc. (May 2023 –
present); Director,
Pacific Premier Bancorp
and Pacific Premier
Bank (2021 – August
2025); Director, Charles
Schwab Asset
Management (Ireland)
Ltd. and Charles
Schwab Worldwide
Funds plc. (2005 –
2020).

DONNA M. RAPACCIOLI c/o SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 YOB: 1962	Trustee, Chairperson of the Audit Committee, Vice-Chairperson of the Nominating Committee, and Vice-Chairperson of the Governance Committee	Term: Appointed: 1/12 Elected: 6/16	Dean of the Gabelli School of Business (2007 – June 2022) and Accounting Professor (1987 – present) at Fordham University.	56	Director- Graduate Management Admissions Council (2015 – 2022).
MARK E. SWANSON c/o SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 YOB: 1963	Trustee, Chairperson of the Valuation Committee, and Vice-Chairperson of the Audit Committee	Term: Indefinite Elected: 12/24	Treasurer, Chief Accounting Officer and Chief Financial Officer, Russell Investment Funds (“RIF”) (1998 – 2022); Global Head of Fund Services, Russell Investments (2013 – 2022); Treasurer, Chief Accounting Officer and Chief Financial Officer, Russell Investment Company (“RIC”) (1998	56
Director and President,
Russell Investments
Fund Services, LLC
(2010 – 2023); Director,
Russell Investment
Management, LLC,
Russell Investments
Trust Company and
Russell Investments
Financial Services, LLC
(2010 – 2023).

33

Name, Address, and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
– 2022); President and Chief Executive Officer, RIF (2016 – 2017 and 2020 – 2022); President and Chief Executive Officer, RIC (2016 – 2017 and 2020 – 2022)
INTERESTED TRUSTEE(1)
JEANNE LAPORTA(2) c/o SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 YOB: 1965	Trustee	Term: Indefinite Elected: 12/24
Chair and Director,
SSGA Funds
Management, Inc.
(October 2024 –
Present); Senior
Managing Director, State
Street Investment
Management (August
2024 – Present); Chief
Administrative Officer at
ClearAlpha
Technologies LP
(FinTech startup)
(January 2021 – August
2024); Senior Managing
Director at State Street
Investment Management
(July 2016 – 2021);
Manager of State Street
Global Advisors Funds
Distributors, LLC (May
2017 – 2021); Director
of SSGA Funds
Management, Inc.
(March 2020 - 2021);
President of State Street
Institutional Funds and
State Street Variable
Insurance Series Funds,
Inc. (April 2014 – March
2020).
227
Interested Trustee,
Select Sector SPDR
Trust, SPDR Series
Trust, SPDR Index
Shares Funds and
SSGA Active Trust
(November 2024 -
present); Interested
Trustee, Elfun
Government Money
Market Fund, Elfun
Tax-Exempt Income
Fund, Elfun Income
Fund, Elfun Diversified
Fund, Elfun International
Equity Fund, Elfun
Trusts (2016 – 2021).

†
For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA FM serves as investment adviser.
(1)
The individual listed below is a Trustee who is an “interested person,” as defined in the 1940 Act, of the Trust (“Interested Trustee”).
(2)
Ms. LaPorta was elected as Interested Trustee effective January 1, 2025. Ms. LaPorta is an Interested Trustee because of her employment with State Street Investment Management, an affiliate of the Trust.
The following lists the principal officers for the Trust, as well as their mailing addresses and ages, positions with the Trust and length of time served, and present and principal occupations:
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Name, Address, and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS
ANN M. CARPENTER SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 YOB: 1966	President and Principal Executive Officer; Deputy Treasurer	Term: Indefinite Served: since 5/23 (with respect to President and Principal Executive Officer); Term: Indefinite Served: since 4/19 (with respect to Deputy Treasurer)	Chief Operating Officer, SSGA Funds Management, Inc. (April 2005 – present)*; Managing Director, State Street Investment Management (April 2005 – present).*
BRUCE S. ROSENBERG SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 YOB: 1961	Treasurer and Principal Financial Officer	Term: Indefinite Served: since 4/19	Managing Director, State Street Investment Management and SSGA Funds Management, Inc. (July 2015 – present).
CHAD C. HALLETT SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 YOB: 1969	Deputy Treasurer	Term: Indefinite Served: since 4/19	Vice President, State Street Investment Management and SSGA Funds Management, Inc. (November 2014 – present).
DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 YOB: 1968	Deputy Treasurer	Term: Indefinite Served: since 4/19	Managing Director, State Street Investment Management and SSGA Funds Management, Inc. (May 2016 – present).
ARTHUR A. JENSEN SSGA Funds Management, Inc. 400 Atlantic Street Stamford, CT 06901 YOB: 1966	Deputy Treasurer	Term: Indefinite Served: since 4/19	Vice President, State Street Investment Management and SSGA Funds Management, Inc. (July 2016 – present).
DAVID LANCASTER SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 YOB: 1971	Assistant Treasurer	Term: Indefinite Served: since 11/20	Vice President, State Street Investment Management and SSGA Funds Management, Inc. (July 2017 – present).*
JOHN BETTENCOURT SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 YOB: 1976	Assistant Treasurer	Term: Indefinite Served: since 5/22	Vice President, State Street Investment Management and SSGA Funds Management, Inc. (March 2020 – present); Assistant Vice President, State Street Investment Management (June 2007 – March 2020).
VEDRAN VUKOVIC SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 YOB: 1985	Assistant Treasurer	Term: Indefinite Served: since 2/24	Vice President, State Street Investment Management (2023 – present); Assistant Vice President, Brown Brothers Harriman & Co. (2011 – 2023).
BRIAN HARRIS SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 YOB: 1973	Chief Compliance Officer; Anti-Money Laundering Officer; Code of Ethics Compliance Officer	Term: Indefinite Served: since 6/16 Term: Indefinite Served: since 4/19	Managing Director, State Street Investment Management and SSGA Funds Management, Inc. (June 2013 – present).*
35

Name, Address, and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
ANDREW J. DELORME SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 YOB: 1975	Chief Legal Officer	Term: Indefinite Served: since 2/24
Managing Director and Managing Counsel, State Street
Investment Management (March 2023 – present);
Counsel, K&L Gates (February 2021 – March 2023);
Vice President and Senior Counsel, State Street
Investment Management (August 2014 – February
2021).

DAVID BARR SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 YOB: 1974	Secretary	Term: Indefinite Served: since 9/20	Vice President and Senior Counsel, State Street Investment Management (October 2019 – present).
E. GERARD MAIORANA, JR. SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 YOB: 1971	Assistant Secretary	Term: Indefinite Served: since 5/23	Assistant Vice President, State Street Investment Management (July 2014 – present).
DAVID URMAN SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 YOB: 1985	Assistant Secretary	Term: Indefinite Served: since 8/19	Vice President and Senior Counsel, State Street Investment Management (April 2019 – present).
* Served in various capacities and/or with various affiliated entities during noted time period.
The Declaration further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.
Summary of Trustees' Qualifications
Following is a summary of the experience, attributes and skills which qualify each Trustee to serve on the Board.
Patrick J. Riley: Mr. Riley is an experienced business executive with over 47 years of experience in the legal and financial services industries; his experience includes service as a trustee or director of various investment companies and Associate Justice of the Superior Court of the Commonwealth of Massachusetts. He has served on the Board of Trustees and related committees of the Trust for 35 years and possesses significant experience regarding the operations and history of the Trust. Mr. Riley also serves as a Trustee of the Navigator Trust, State Street Institutional Investment Trust, State Street Master Funds, SSGA Funds, and Elfun Funds and a Director of State Street Variable Insurance Series Funds, Inc.
Margaret K. McLaughlin: Ms. McLaughlin has over 27 years of experience she has gained in a variety of roles encompassing regulatory, operating, legal, and compliance functions, serving both firms and their boards. Ms. McLaughlin formerly served as a founding member of the executive management team for Kramer Van Kirk Credit Strategies L.P. and its technology affiliate, Mariana Systems LLC, where she was integrally involved in corporate strategy, operational oversight, risk management and board governance. Prior to Kramer Van Kirk, Ms. McLaughlin was Assistant General Counsel to Harris Associates L.P., where she was responsible for legal, regulatory and compliance activities related to the Oakmark Mutual Funds. Ms. McLaughlin has an extensive understanding and perspective on governance, oversight, regulation, policies and procedures from these positions as well as her prior experience with both the Securities and Exchange Commission and the Department of Justice. Ms. McLaughlin currently serves on the Governing Council of the Independent Directors Council and the Board of Governors of the Investment Company Institute. Most recently, Ms. McLaughlin has held consulting positions at major private equity and management consulting firms. Ms. McLaughlin serves as a Trustee of the Navigator Trust, State Street Institutional Investment Trust, State Street Master Funds, SSGA Funds, and Elfun Funds and a Director of State Street Variable Insurance Series Funds, Inc.
36

George M. Pereira: Mr. Pereira has over 32 years of experience in executive management with financial institutions, including extensive experience relating to financial reporting, operations, cybersecurity oversight, and enterprise risk management. Mr. Pereira retired from Charles Schwab Investment Management Inc., having served as Chief Operating Officer and Chief Financial Officer during his tenure. Previously, Mr. Pereira also served as Head of Financial Reporting for Charles Schwab & Co., Inc. Earlier in his career, Mr. Pereira gained valuable regulatory experience and perspective while serving as managing director at the New York Stock Exchange. With this professional experience, Mr. Pereira has developed wide-ranging expertise in building and managing financial, operational, technology and risk control platforms for growth and scale within the financial services industry. Additionally, Mr. Pereira is a member of the Latino Corporate Directors Association. Mr. Pereira serves as a Trustee of the Navigator Trust, State Street Institutional Investment Trust, State Street Master Funds, SSGA Funds, and Elfun Funds and a Director of State Street Variable Insurance Series Funds, Inc.
Donna M. Rapaccioli: Ms. Rapaccioli has over 35 years of service as a full-time member of the business faculty at Fordham University, where she developed and taught undergraduate and graduate courses, including International Accounting and Financial Statement Analysis, and has taught at the executive MBA level. Ms. Rapaccioli is dean emerita after serving as Dean of the Gabelli School of Business for 15 years. She has served on Association to Advance Collegiate Schools of Business accreditation team visits, as a director for the graduate management admissions council, as well as trustee at Emmanuel College. Ms. Rapaccioli has lectured on accounting and finance topics and consulted for numerous investment banks. Ms. Rapaccioli also serves as a Trustee of the Navigator Trust, State Street Institutional Investment Trust, State Street Master Funds, SSGA Funds, and Elfun Funds and a Director of State Street Variable Insurance Series Funds, Inc.
Mark E. Swanson: Mr. Swanson has over 27 years of experience in executive management with financial services institutions, including extensive experience relating to, fund operations, financial reporting, fund accounting, and fund services. Mr. Swanson recently retired from Russell Investments, having served most recently as the Global Head of Fund Services. Additionally, Mr. Swanson served as Treasurer, Chief Accounting Officer and Chief Financial Officer of Russell Investment Company (“RIC”) and Russell Investment Funds (“RIF”). Previously, Mr. Swanson served as Global Head of Fund Operations for Russell, as well as serving in different directorships with RIC, RIF and other Russell entities. Mr. Swanson serves as a Trustee of the Navigator Trust, State Street Institutional Investment Trust, State Street Master Funds, SSGA Funds, and Elfun Funds and a Director of State Street Variable Insurance Series Funds, Inc.
Jeanne LaPorta: Ms. LaPorta is a Senior Managing Director of State Street Investment Management and head of Global Funds Management. Prior to joining State Street Investment Management, she was the Chief Administrative Officer of a Fintech startup and served as a director of their flagship hedge fund. Ms. LaPorta previously worked at State Street Investment Management from 2016 to 2021 as a Senior Managing Director and at GE Asset Management (GEAM) from 1997 to July 2016 where she held various positions at GEAM, including Senior Vice President and Commercial Operations Leader, Senior Vice President and Commercial Administrative Officer, Senior Vice President and Deputy General Counsel and Vice President and Associate General Counsel.
References to the experience, attributes and skills of Trustees above are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
Standing Committees
The Board of Trustees has established various committees to facilitate the timely and efficient consideration of various matters of importance to Independent Trustees, the Trust, and the Trust's shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board has created an Audit Committee, Governance Committee, Nominating Committee, Valuation Committee and Qualified Legal Compliance Committee (the “QLCC”). The Nominating Committee, Valuation Committee and QLCC were created in January 2019.
The Audit Committee is composed of all of the Independent Trustees. The Audit Committee meets twice a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee oversees and monitors the Trust's internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee is responsible for selecting and retaining the independent accountants for the Trust. The Audit Committee is responsible for approving the audit plans, fees and other material arrangements in respect of the engagement of the independent accountants, including non-audit services performed. The Audit Committee reviews the qualifications of the independent accountant's key personnel involved in the foregoing activities and monitors the independent accountant's independence. During the fiscal year ended September 30, 2025, the Audit Committee held four meetings.
37

Each of the Governance Committee and the Nominating Committee is composed of all the Independent Trustees. The primary functions of the Governance Committee and the Nominating Committee are to review and evaluate the composition and performance of the Board; make nominations for membership on the Board and committees; review the responsibilities of each committee; and review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Nominating Committee will consider nominees to the Board recommended by shareholders. Recommendations should be submitted in accordance with the procedures set forth in the Nominating Committee Charter and should be submitted in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust. Shareholder recommendations must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the date of the Board or shareholder meeting at which the nominee candidate would be considered for election. The Governance Committee performs an annual self-evaluation of Board members. During the fiscal year ended September 30, 2025, the Governance Committee and the Nominating Committee held four combined meetings.
The Valuation Committee is composed of all the Independent Trustees. The Valuation Committee's primary purpose is to review the actions and recommendations of the Adviser's Oversight Committee no less often than quarterly. The Trust has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street and SSGA FM. The Valuation Committee reviews the actions and recommendations of the Oversight Committee in connection with quarterly Board meetings. During the fiscal year ended September 30, 2025, the Valuation Committee held four meetings.
The QLCC is composed of all the Independent Trustees. The primary functions of the QLCC are to receive quarterly reports from the Trust's CCO; to oversee generally the Trust's responses to regulatory inquiries; and to investigate matters referred to it by the CCO or other officers of the Trust and make recommendations to the Board regarding the implementation of an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Trust, its officers or the Trustees. During the fiscal year ended September 30, 2025, the QLCC held four meetings.
Leadership Structure and Risk Management Oversight
The Board has chosen to select different individuals as Chairperson of the Board of the Trust, as Chairperson and Vice-Chairperson of the Committees of the Board, and as President of the Trust. Currently, Mr. Riley, an Independent Trustee, serves as Chairperson of the Board, Ms. Rapaccioli serves as Chairperson of the Audit Committee, Ms. McLaughlin serves as Chairperson of the QLCC, Mr. Swanson serves as Chairperson of the Valuation Committee and Mr. Pereira serves as Chairperson of each of the Governance Committee and Nominating Committee. Mr. Swanson serves as Vice-Chairperson of the Audit Committee, Ms. McLaughlin serves as Vice-Chairperson of the Valuation Committee, Mr. Pereira serves as Vice-Chairperson of the QLCC, and Ms. Rapaccioli serves as Vice-Chairperson of each of the Governance Committee and Nominating Committee. Ms. Carpenter, who is an employee of the Adviser, serves as President of the Trust. The Board believes that this leadership structure is appropriate. Ms. Carpenter is available to provide the Board with insight regarding the Trust's day-to-day management when requested, while Mr. Riley provides an independent perspective on the Trust's overall operation and Ms. Rapaccioli provides a specialized perspective on audit matters.
The Board has delegated management of the Trust to service providers who are responsible for the day-to-day management of risks applicable to the Trust. The Board oversees risk management for the Trust in several ways. The Board receives regular reports from both the CCO and administrator for the Trust, detailing the results of the Trust's compliance with its Board-adopted policies and procedures, the investment policies and limitations of the Funds, and applicable provisions of the federal securities laws and the Code. As needed, the Adviser discusses management issues regarding the Trust with the Board, soliciting the Board's input on many aspects of management, including potential risks to the Funds. The Board's Audit Committee also receives reports on various aspects of risk that might affect the Trust and offers advice to management, as appropriate. The Trustees also meet in executive session with the independent counsel to the Independent Trustees, the independent registered public accounting firm, counsel to the Trust, the CCO and representatives of management, as needed. Through these regular reports and interactions, the Board oversees the risk management parameters for the Trust, which are effected on a day-to-day basis by service providers to the Trust.
Trustee Ownership of Securities of the Trust, Adviser and Distributor
As of December 31, 2025, none of the Independent Trustees or their immediate family members had any ownership of securities of the Adviser, State Street Global Advisors Funds Distributors, LLC (“SSGA FD” or the “Distributor”), the Trust's distributor, or any person directly or indirectly controlling, controlled by or under common control with the Adviser or SSGA FD.
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The following table sets forth information describing the dollar range of the Trust's equity securities beneficially owned by each Trustee as of December 31, 2025.
Name of Trustee:	Dollar Range Of Equity Securities In The Funds	Aggregate Dollar Range Of Equity Securities In All Registered Investment Companies Overseen By Trustees In Family of Investment Companies
Independent Trustees
Patrick J. Riley	None	Over $ 100,000
Donna M. Rapaccioli	None	None
Margaret K. McLaughlin	None	None
George M. Pereira	None	None
Mark E. Swanson	None	None

Interested Trustee:
Jeanne LaPorta(1)	None	None
(1) Ms. LaPorta was elected as Interested Trustee effective January 1, 2025.
Trustee Compensation
Independent Trustees are compensated on a calendar year basis. An Interested Trustee does not receive compensation from the Funds for his or her service as a Trustee. Effective January 1, 2025, each Independent Trustee receives for his or her services to the State Street Master Funds, the State Street Institutional Investment Trust, the SSGA Funds, the Elfun Funds, the Navigator Trust, State Street Variable Insurance Series Funds, Inc., and the Trust (together, the “Fund Entities”) a $400,000 annual base retainer. In addition, the Chairperson of each of the Valuation Committee, QLCC, Nominating Committee and Governance Committee will receive an additional $25,000 stipend and the Chairperson of the Audit Committee will receive an additional $40,000 stipend. As of January 1, 2024, each Independent Trustee receives an additional $25,000 for each special in-person meeting and $5,000 for each special telephonic meeting. The Chairperson of the Board receives an additional $100,000 annual retainer. The total annual compensation paid to the Independent Trustees (other than telephonic and special meeting fees) is allocated to each Fund Entity as follows: a fixed amount of $21,000 is allocated to each Fund Entity or, if applicable, each series thereof; and the remainder is allocated among the Fund Entities or, if applicable, each series thereof that is not a feeder fund in a master-feeder structure, based on relative net assets. The Independent Trustees are reimbursed for travel and other out-of pocket expenses in connection with meeting attendance. As of the date of this SAI, the Trustees are not paid pension or retirement benefits as part of the Trust's expenses.
The Trust's officers are compensated by the Adviser and its affiliates.
39

The following table sets forth the total remuneration of Trustees and officers of the Trust for the fiscal year ended September 30, 2025:
Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex Paid to Trustees
Independent Trustees:
Patrick J. Riley	$9,528	$0	$0	$502,500
John R. Costantino(1)	$1,660	$0	$0	$97,500
Michael A. Jessee(1)	$1,660	$0	$0	$97,500
Margaret McLaughlin	$7,988	$0	$0	$421,250
George M. Pereira	$7,988	$0	$0	$421,250
Donna M. Rapaccioli	$8,211	$0	$0	$432,500
Mark E. Swanson	$7,988	$0	$0	$421,250
Interested Trustee:
Jeanne LaPorta(2)	N/A	N/A	N/A	N/A
(1)
Messrs. Costantino and Jessee retired from the Board of Trustees of the Trust effective as of December 31, 2024.
(2)
Ms. LaPorta was elected as Interested Trustee effective January 1, 2025.
Proxy Voting Procedures
The Board has delegated to the Adviser or Sub-Adviser, as applicable, the responsibility to vote proxies on securities held by the Funds, subject to certain exceptions. The Board has retained authority to vote proxies for certain bank and bank holding company securities (“Bank Securities”) that may be held by one or more Funds, other than the Small-Cap Equity Fund, from time to time. The Board has adopted the Institutional Shareholder Services, Inc.'s (“ISS”) benchmark proxy voting policy with respect to voting such Bank Securities' proxies. The Board has retained this authority in order to permit the Adviser to utilize exemptions from limitations arising under the Bank Holding Company Act of 1956, as amended, that might otherwise prevent the Adviser from investing a Fund's assets in Bank Securities. Each of the Trust's, the Adviser's and Sub-Advisers' proxy voting policies, as well as ISS' benchmark proxy voting policy, are attached as an appendix to this SAI. Information regarding how a Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available: (1) without charge by calling 1-866-787-2257; (2) on the Funds' website at www.statestreet.com/im; and (3) on the SEC's website at https://www.sec.gov.
Reporting a Material Conflict of Interest
A material conflict of interest may arise in a situation where the proxy analyst, Portfolio Manager or Securities Analyst, when voting the proxy, has knowledge of a situation where either SSGA FM or one of its affiliates would enjoy a substantial or significant benefit from casting a vote in a particular way (“Material Conflict of Interest”). If a Material Conflict of Interest does arise, such conflict will be documented by SSGA FM or each Sub-Adviser, as applicable, on a Material Conflict of Interest form and the Board will be notified of such Material Conflict of Interest at the next regular board meeting after the Material Conflict of Interest occurs.
Control Persons and Principal Holders of Securities
As of December 31, 2025, the Trustees and officers of the Trust owned in the aggregate less than 1% of the shares of each class (if applicable) of each Fund.
Persons or organizations owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) a Fund. As a result, these persons or organizations could have the ability to approve or reject those matters submitted to the shareholders of such Fund for their approval.
40

As of December 31, 2025, to the knowledge of the Trust, the following persons held of record or beneficially through one or more accounts 25% or more of the outstanding shares of a Fund.
Name and Address	Percentage
Small-Cap Equity Fund
National Financial Services LLC for The Exclusive Benefit of Our Customers Attn Mutual Funds Dept 4th FL 499 Washington Blvd Jersey City, NJ 07310-1995	92.00%
U.S. Equity Fund
The Manufacturers Life Insurance Company 200 Bloor Street East Toronto Ontario M4W 1E5 Canada	83.60%
As of December 31, 2025, to the knowledge of the Trust, the following persons held of record or beneficially through one or more accounts 5% or more of the outstanding shares of a class of a Fund.
Name and Address	Percentage of Class
Small-Cap Equity Fund – Investment Class
National Financial Services LLC for The Exclusive Benefit of Our Customers Attn Mutual Funds Dept 4th FL 499 Washington Blvd Jersey City, NJ 07310-1995	92.30%
Small-Cap Equity Fund – Service Class
Empower Trust FBO FBO Certain Retirement Plans 8515 E Orchard Road 2T2 Greenwood Village, CO 80111-5002	50.13%
John Hancock Trust Company LLC 200 Berkeley Street STE 7 Boston, MA 02116-5038	33.85%
Charles Schwab & Co Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1901	9.41%
National Financial Services LLC for The Exclusive Benefit of Our Customers Attn Mutual Funds Dept 4th FL 499 Washington Blvd Jersey City, NJ 07310-1995	6.60%
U.S. Equity Fund – Investment Class
The Manufacturers Life Insurance Company 200 Floor Street East Toronto Ontario M4W 1E5 Canada	83.64%
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Name and Address	Percentage of Class
C/O TIAA SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	13.80%
U.S. Equity Fund – Service Class
Charles Schwab &Co Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1901	74.16%
National Financial Services LLC for The Exclusive Benefit of Our Customers Attn Mutual Funds Dept 4th FL 499 Washington Blvd Jersey City, NJ 07310-1995	24.47%
Investment Advisory and Other Services
Investment Advisory Agreement
SSGA FM serves as the Funds' investment adviser and administrator pursuant to an investment advisory and administration agreement between SSGA FM and the Trust on behalf of each Fund, dated July 1, 2016 (the “Advisory Agreement”). The Adviser is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. The Adviser and other advisory affiliates of State Street Corporation make up State Street Investment Management, the investment management arm of State Street Corporation. State Street, the Trust's custodian, and SSGA FD are affiliated persons of the Adviser. The address of the Adviser is One Congress Street, Boston, Massachusetts 02114. The address of State Street is One Congress Street, Boston, Massachusetts 02114.
The duties and responsibilities of SSGA FM are specified in the Advisory Agreement. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, the Advisory Agreement. Rather, the Trust and its respective investment series are the sole intended beneficiaries of the Advisory Agreement. Neither this SAI nor the Prospectus is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws that may not be waived.
Under the Advisory Agreement, SSGA FM, subject to the supervision of the Board, provides a continuous investment program for each Fund's assets, including investment research and management. SSGA FM determines from time to time what investments are purchased, retained or sold by the Funds and places purchase and sale orders for the Funds' investments. SSGA FM provides the Trust with all executive, administrative, clerical and other personnel necessary to operate each Fund, and pays salaries and other employment-related costs of employing these persons. SSGA FM furnishes the Trust and each Fund with office space, facilities, and equipment and pays the day-to-day expenses related to the operation of such space, facilities and equipment. Subject to the supervision of the Board, SSGA FM, as administrator, also: (a) maintains the books and records of each Fund, (b) prepares reports to shareholders of each Fund, (c) prepares and files tax returns for each Fund, (d) assists with the preparation and filing of reports and the Trust's registration statement with the SEC, (e) provides appropriate officers for the Trust, (f) provides administrative support necessary for the Board to conduct meetings, and (g) supervises and coordinates the activities of other service providers, including independent auditors, legal counsel, custodians, accounting service agents and transfer agents. Under a separate sub-administration agreement, SSGA FM has delegated certain administrative functions to State Street. Under the sub-administration agreement, State Street performs certain back office services to support SSGA FM, including among other things, furnishing financial and performance information about the Funds for inclusion in regulatory filings and Board and shareholder reports; preparing regulatory filings, Board materials, and tax returns; performing expense and budgeting functions; performing tax compliance testing; and maintaining books and records.
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SSGA FM is generally responsible for employing sufficient staff and consulting with other persons that it determines to be necessary or useful in the performance of its obligations under the Advisory Agreement. The Advisory Agreement obligates SSGA FM to provide services in accordance with each Fund's investment objective(s), policies and restrictions as stated in the Trust's current registration statement, as amended from time to time, and to keep the Trust informed of developments materially affecting the Funds, including furnishing the Trust with whatever information and reports the Board reasonably requests. SSGA FM will also carry out certain supervisory services with respect to any sub-advisers appointed to a Fund.
The Advisory Agreement provides that SSGA FM may render similar advisory and administrative services to other clients so long as when a Fund or any other client served by SSGA FM are prepared to invest in or desire to dispose of the same security, available investments or opportunities for sales will be allocated in a manner believed by SSGA FM to be equitable to the Fund. The Advisory Agreement also provides that SSGA FM shall not be liable for any error of judgment or mistake of law or for any loss incurred by a Fund in connection with SSGA FM's services pursuant to the Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the Advisory Agreement.
Each Fund is responsible for paying all of its expenses that are not assumed by SSGA FM pursuant to the Advisory Agreement. Such expenses include fees payable to the Trust's Independent Trustees, brokerage fees and expenses that are not normal operating expenses of the Funds (such as extraordinary expenses, interest and taxes). Additionally, the Funds reimburse SSGA FM for certain out-of pocket travel expenses of the CCO and compliance team incurred on the Funds' behalf.
The Advisory Agreement is effective from its date of execution, and continues in effect for an initial two-year term and will continue from year to year thereafter so long as its continuance is approved annually by (i) the Board or (ii) a vote of a majority of a Fund's outstanding voting securities, provided that in either event the continuance also is approved by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or interested persons, as such term is defined in the 1940 Act, of any party to the Advisory Agreement by a vote cast in person at meeting called for the purpose of voting on such approval.
The Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act) and may be terminated without penalty by either the Trust or SSGA FM upon no more than 60 days' nor less than 30 days' written notice to the other or by vote of holders of a majority of a Fund's outstanding voting securities.
Each Fund pays SSGA FM a fee for advisory and administrative services (“Management Fee”). The Management Fee is deducted daily from the assets of each of the Funds and paid to SSGA FM monthly. The Management Fee for each Fund declines incrementally as Fund assets increase. This means that investors pay a reduced fee with respect to Fund assets over a certain level or “breakpoint.” The Management Fees payable to SSGA FM are based on the average daily net assets of each Fund at the following annual rates:
Name of Fund	Average Daily Net Assets of Fund	Annual Rate Percentage (%)*
Small-Cap Equity Fund**	First $250 million Next $250 million Over $500 million	0.95% 0.90% 0.85%
U.S. Equity Fund	First $25 million Next $25 million Over $50 million	0.55% 0.45% 0.35%
*
From time to time, SSGA FM may waive or reimburse the Management Fee paid by a Fund.
**
SSGA FM is contractually obligated until January 31, 2027 (i) to waive up to the full amount of the advisory fee payable by the Small-Cap Equity Fund, and/or (ii) to reimburse the Small-Cap Equity Fund for expenses to the extent that Total Annual Fund Operating Expenses (exclusive of non-recurring account fees, extraordinary expenses, and certain class specific expenses, such as distribution and shareholder servicing) exceed 0.75% of average daily net assets on an annual basis. This fee waiver and/or expense reimbursement arrangement may not be terminated prior to January 31, 2027 except with approval of the Board. For the year ended September 30, 2025, fees waived and expenses reimbursed by the Adviser, pursuant to this agreement, were $1,041,196.
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The Advisory Agreement does not contain any provisions prescribing limits on the operating expenses of the Trust or any Fund. However, each Fund's management fee is a “unitary” fee that includes all operating expenses payable by the Fund, except for fees and expenses associated with the Trust's Independent Trustees, shareholder servicing and distribution (12b-1) fees, brokerage fees and commissions, and expenses that are not normal operating expenses of the Fund (such as extraordinary expenses, interest and taxes). The Management Fee for each Fund fluctuates based upon the average daily net assets of the Fund.
The following table provides total Management Fees paid by each Fund to SSGA FM for the fiscal years ended September 30, 2025, September 30, 2024 and September 30, 2023:
Fund	2025	2024	2023
Small-Cap Equity Fund	$5,840,243	$8,878,354	$9,318,429
U.S. Equity Fund	$1,133,169	$985,160	$797,217
Manager of Managers Structure
In order for SSGA FM to delegate portfolio management duties to a sub-adviser with respect to a Fund as permitted by the Advisory Agreement, the 1940 Act requires that the sub-advisory agreement be approved by the shareholders of that Fund. Specifically, Section 15(a) of the 1940 Act makes it unlawful for any person to act as an investment adviser (including as a sub-adviser) to a mutual fund, such as the Funds, except pursuant to a written contract that has been approved by shareholders of the Fund.
SSGA FM has received an exemptive order (the “Order”) from the SEC granting certain exemptions from Section 15(a) of the 1940 Act and certain rules thereunder and from certain disclosure obligations under various rules and forms. The exemptive relief granted by the Order, upon shareholder approval of the “manager of managers” structure, enables SSGA FM and the Board to operate with greater efficiency by allowing SSGA FM, subject to Board approval, including a majority of Independent Trustees, to retain and replace unaffiliated sub-advisers, and enter into and amend sub-advisory agreements with unaffiliated sub-advisers, without incurring the expense and delays of obtaining shareholder approval. Under the Order, SSGA FM has responsibility, subject to oversight of the Board, for overseeing the Funds' sub-advisers and recommending to the Board their hiring, termination, or replacement. The Order also permits a Fund to disclose only the aggregate fees paid to the sub-advisers, in lieu of disclosing the fees paid to each such sub-adviser.
Shareholders of each Fund approved such “manager of managers” structure at a shareholder meeting held on June 22, 2016.
Current Sub-Advisers
Small-Cap Equity Fund
SSGA FM has engaged the following investment sub-advisers to each manage a portion of the Small-Cap Equity Fund (“Allocated Assets”): Champlain Investment Partners, LLC (“Champlain”), Kennedy Capital Management LLC (“Kennedy”), Palisade Capital Management, LP (“Palisade”), SouthernSun Asset Management, LLC (“SouthernSun”) and Westfield Capital Management Company, L.P. (“Westfield”) (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”). Prior to July 1, 2021, GlobeFlex Capital, L.P. served as a sub-adviser to the Small-Cap Equity Fund and prior to July 15, 2022, Riverbridge Partners, LLC (“Riverbridge”) served as a sub-adviser to the Small-Cap Equity Fund. For the fiscal years ended September 30, 2025, September 30, 2024, and September 30, 2023, SSGA FM paid in the aggregate sub-advisory fees of $3,850,068, $5,986,983, and $6,349,510, respectively, to the foregoing sub-advisers for their investment sub-advisory services to the Small-Cap Equity Fund.
Champlain — Champlain, having its principal office located at 180 Battery Street, Burlington, Vermont 05401, provides a continuous investment program with respect to Champlain's Allocated Assets, which may be changed from time to time at the sole discretion of SSGA FM. Champlain is registered as an investment adviser under the Advisers Act, and was formed in 2004. Champlain offers small and mid-cap investment strategies. As of September 30, 2025, Champlain had approximately $13.8 billion in assets under management. Champlain has served as one of the sub-advisers to the Fund since October 1, 2008.
Kennedy — Kennedy, having its principal office located at 10829 Olive Boulevard, St. Louis, Missouri 63141, provides a continuous investment program with respect to Kennedy's Allocated Assets, which may be changed from time to time at the sole discretion of SSGA FM. Kennedy is registered as an investment adviser under the Advisers Act, and was formed and founded in 1980 to provide customized investment management services to corporate and public pension funds,
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endowments, foundations and multi-employer plans as well as high-net-worth individuals. Kennedy specializes in the small and mid-cap asset classes. As of September 30, 2025, Kennedy had approximately $4.88 billion both in discretionary and non-discretionary assets under management. Kennedy has served as one of the sub-advisers to the Fund since September 10, 2010.
Palisade — Palisade, having its principal office located at One Bridge Plaza, Suite 1095, Fort Lee, New Jersey 07024, provides a continuous investment program with respect to Palisade's Allocated Assets, which may be changed from time to time at the sole discretion of SSGA FM. Palisade is registered as an investment adviser under the Advisers Act, and was formed in 1995. Palisade offers a variety of equity and convertible securities strategies. As of September 30, 2025, Palisade had approximately $4.1 billion of assets under management. Prior to October 1, 2008, Palisade had served as the sole sub-adviser to the Small-Cap Equity Fund since the Fund's inception.
SouthernSun — SouthernSun, having its principal office located at 240 Madison Avenue, Suite 800, Memphis, Tennessee 38103, provides a continuous investment program with respect to SouthernSun's Allocated Assets, which may be changed from time to time at the sole discretion of SSGA FM. SouthernSun is registered as an investment adviser under the Advisers Act, and was formed in 1989. SouthernSun is a research-driven investment management firm implementing long-only U.S. Small Cap and SMID Cap equity strategies for institutions and individuals. SouthernSun is absolute return oriented, investing with a value approach and long-term perspective through disciplined, bottom-up, fundamental analysis and on-site research (e.g., management interviews, facility visits, inquiries with customers and suppliers). As of September 30, 2025, SouthernSun's estimated assets under management were approximately $801 million. SouthernSun has served as one of the sub-advisers to the Fund since October 1, 2008. Between March 31, 2014 and August 12, 2020, Affiliated Managers Group, Inc. (“AMG”), a publicly traded asset management company (NYSE: AMG), indirectly held a majority equity interest in SouthernSun and SouthernSun's principals held the remaining equity interests in the firm. As of August 13, 2020, SouthernSun acquired AMG's ownership interest in SouthernSun. SouthernSun is now wholly-owned by its employees, either directly or indirectly.
Westfield — Westfield serves as a sub-adviser for State Street Small-Cap Equity Fund. The Sub-Advisory Agreement provides that Westfield manage the investment and reinvestment of a portion of the assets of the State Street Small-Cap Equity Fund. Westfield is located at One Financial Center, Boston, Massachusetts 02111. Westfield has been a registered investment adviser since 1989. Westfield is employee owned. As of September 30, 2025 Westfield's estimated assets under management were approximately $24.4 billion.
Sub-Advisory Agreements
At a shareholder meeting held on August 6, 2008, the shareholders of the Small-Cap Equity Fund approved separate sub-advisory agreements between GEAM (the Fund's then investment adviser) and each of Champlain and SouthernSun, and an amended and restated sub-advisory agreement with Palisade, each of which became effective on October 1, 2008. At a special meeting held on July 30, 2010, the Board approved a new sub-advisory agreement between GEAM and SouthernSun and at a regular meeting held on September 10, 2010, the Board approved a new sub-advisory agreement between GEAM and Kennedy. At a regular meeting held on March 6, 2014, the Board approved a new sub-advisory agreement between GEAM and SouthernSun. At a shareholder meeting held on June 22, 2016, the shareholders of the Small-Cap Equity Fund approved separate sub-advisory agreements between SSGA FM and each of Champlain, Kennedy, Palisade and SouthernSun, each of which became effective on July 1, 2016. At a meeting held on August 7, 2020, the Board approved a new sub-advisory agreement between SSGA FM and SouthernSun. At a meeting held on February 6, 2024, the Board approved a sub-advisory agreement between SSGA FM and Westfield. As described above, SSGA FM has received an exemptive order from the SEC to operate under a manager of managers structure that permits SSGA FM, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Funds without shareholder approval.
Each respective sub-advisory agreement with each of Champlain, Kennedy, Palisade, SouthernSun, and Westfield is not assignable and may be terminated without penalty by either the sub-adviser or SSGA FM upon 60 days' written notice to the other or by the Board, or by the vote of a majority of the outstanding voting securities of the Fund, on 60 days' written notice to the sub-adviser. Each sub-advisory agreement provides that respective sub-adviser may render similar sub-advisory services to other clients so long as the services that it provides under the Agreement are not impaired thereby. Each sub-advisory agreement also provides that a sub-adviser shall not be liable for any loss incurred by the Fund except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the respective sub-advisory agreement.
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Securities Activities of SSGA FM and the Sub-Advisers
Securities held by the Funds also may be held by other funds or separate accounts for which the investment adviser, SSGA FM and/or each of the Sub-Advisers act as an adviser. Because of different investment objectives or other factors, a particular security may be bought by SSGA FM, and/or the Sub-Advisers for one or more of its clients, when one or more other clients are selling the same security. If purchases or sales of securities for a Fund or other client of SSGA FM and/or a Sub-Adviser arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of SSGA FM and/or any Sub-Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.
On occasions when SSGA FM and/or a Sub-Adviser (under the supervision of the Board) deems the purchase or sale of a security to be in the best interests of the Trust as well as other funds or accounts for which SSGA FM and/or the Sub-Adviser acts as an adviser, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Trust with those to be sold or purchased for other funds or accounts in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by SSGA FM and/or a Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Trust and to such other funds or accounts. In some cases this procedure may adversely affect the size the position obtainable for a Fund.
Code of Ethics
The Adviser, the Sub-Advisers, SSGA FD and the Trust have each adopted a code of ethics (the Trust's code being referred to herein as the “Code of Ethics”) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds' Adviser, Distributor and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Adviser or the Trust. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Adviser or SSGA FD as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Trust's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.
Distributor
State Street Global Advisors Funds Distributors, LLC, located at One Congress Street, Boston, Massachusetts 02114, serves as the distributor of the Funds pursuant to the Distribution Agreement by and between the Distributor and the Funds.
Distribution Plan
The Board adopted a Shareholder Servicing and Distribution Plan with respect to the Trust's Service Class shares pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Under the Plan, the Trust pays SSGA FD, the Funds' principal underwriter, with respect to the Service Class shares of each Fund, an annual fee of 0.25% of the value of the average daily net assets attributed to such Service Class shares. The shareholder servicing and distribution fee is intended to (a) compensate SSGA FD, or enable SSGA FD to compensate other persons (“Service Providers”), for providing ongoing servicing and/or maintenance of the accounts of Service Class shareholders of a Fund and (b) compensate SSGA FD, or enable SSGA FD to compensate Service Providers (including any distributor of Service Class shares of the Fund), for providing services primarily intended to result in, or are primarily attributable to, the sale of Service Class shares.
The Plan was approved by the sole initial shareholder of the Trust. Under its terms, the Plan continues from year to year, provided its continuance is approved annually by vote of the Trust's full Board, as well as by a majority of the Independent Trustees of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (“Independent Trustees”). The Plan may not be amended to increase materially the amount of the fees paid under the Plan with respect to a Fund without approval of Service Class shareholders of the Fund. In addition, all
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material amendments of the Plan must be approved by the Trustees and Independent Trustees in the manner described above. The Plan may be terminated with respect to a Fund at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Service Class shares of that Fund (as defined in the 1940 Act).
In addition, SSGA FM and its affiliates, at their own expense and out of their own legitimate profits or other resources, pay additional compensation to certain authorized broker-dealers, investment advisers, financial advisers, retirement plan administrators, insurance companies, or other financial intermediaries that have entered into a distribution agreement, service agreement or other type of arrangement with SSGA FM, SSGA FD or the Funds (“Authorized Firms”) for selling or servicing Fund shares. Authorized Firms that receive these payments may be affiliated with SSGA FM. Payments may relate to selling and/or servicing activities, such as: access to an Authorized Firm's customers or network; recordkeeping services; aggregating, netting and transmission of orders; generation of sales and other informational materials; individual or broad-based marketing and sales activities; wholesale activities; conferences; retention of assets; new sales of Fund shares, and a wide range of other activities. Compensation amounts generally vary, and can include various initial and on-going payments. Additional compensation may also be paid to broker-dealers who offer certain Funds as part of a special preferred-list or other preferred treatment program.
SSGA FM does not direct the Funds' portfolio securities transactions or provide any brokerage-related remuneration to broker-dealers for promoting or selling Fund shares.
SSGA FM and its affiliates also may pay financial consultants for products and/or services such as: (i) performance analytical software, (ii) attendance at, or sponsorship of, professional conferences, (iii) product evaluations and other types of investment consulting, and (iv) asset/liability studies and other types of retirement plan consulting. SSGA FM and its affiliates may also provide non-cash compensation to financial consultants, including occasional gifts, meals, or other entertainment. These activities may create, or could be viewed as creating, an incentive for such consultants or their employees or associated persons to recommend or sell shares of the Funds to their client investors. Firms and consultants that receive these various types of payments (including those affiliated with SSGA FM) may have a conflict of interest in selling the Funds rather than other mutual funds to their client investors, particularly if these payments exceed the amounts paid by other mutual funds.
For the fiscal year ended September 30, 2025, Service Class shares of the Funds paid $4,984 to SSGA FD for distribution and shareholder servicing.  For the fiscal year ended September 30, 2025, Service Class shares of the Funds paid SSGA FD under their 12b-1 Plans:
Fund	Amount Paid Under Service Class 12b-1 Plan
Small-Cap Equity Fund	$4,681
U.S. Equity Fund	$303
For the fiscal year ended September 30, 2025, the fees paid by the Funds under each Fund's Service Class 12b-1 Plan were spent as follows:
Fund	Printing & Mailing of Prospectuses to Other than Current Shareholders	Compensation to Dealers	Compensation to Sales Personnel	Other*	Total
Small-Cap Equity Fund	$0	$4,562	$0	$119	$4,681
U.S. Equity Fund	$0	$300	$0	$3	$303
*
Includes such items as compensation for travel, conferences and seminars for staff, professional fees, technology, services, and overhead (including space/facilities and management).
Sub-Administrator and Custodian
State Street serves as the sub-administrator for the Funds, pursuant to a sub-administration agreement (the “Sub-Administration Agreement”). State Street serves as the custodian for the Funds, pursuant to a custody agreement (the “Custody Agreement”). Under the Sub-Administration Agreement, State Street is obligated to provide certain sub-administrative services to the Funds. Under the Custody Agreement, State Street is obligated to provide certain custody
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services to the Funds, as well as basic portfolio recordkeeping required by the Funds for regulatory and financial reporting purposes. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held financial holding company, and is affiliated with the Adviser. State Street's mailing address is One Congress Street, Boston, Massachusetts 02114.
As consideration for services provided under the Sub-Administration Agreement and the Custody Agreement, the Adviser, from its Management Fee, pays State Street a fee for the services, which is accrued daily and paid monthly based on the average monthly net assets of each Fund. The Adviser, from its Management Fee, also pays State Street transaction and service fees for these services and reimburses State Street for out-of-pocket expenses.
Transfer Agent
U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202-5207, serves as the transfer agent. As transfer agent, U.S. Bancorp Fund Services, LLC is responsible for processing purchase and redemption requests and crediting dividends to the accounts of shareholders of the Funds. For its services, U.S. Bancorp Fund Services, LLC receives monthly fees charged to the Funds, plus certain charges for securities transactions.
Securities Lending
None of the Funds engaged in securities lending activities during the fiscal year ended September 30, 2025.
Counsel and Independent Registered Public Accounting Firm
Ropes & Gray LLP serves as counsel to the Trust. The principal business address of Ropes & Gray LLP is 800 Boylston Street, Boston, Massachusetts 02199. Sullivan & Worcester LLP, located at One Post Office Square, Boston, Massachusetts, 02109, serves as independent counsel to the Independent Trustees.
Ernst & Young LLP serves as the independent registered public accounting firm for the Trust and provides (i) audit services and (ii) tax services. In connection with the audit of the 2025 financial statements, the Trust entered into an engagement agreement with Ernst & Young LLP that sets forth the terms of Ernst & Young LLP's audit engagement. The principal business address of Ernst & Young LLP is 200 Clarendon Street, Boston, Massachusetts 02116.
Portfolio Managers
The Adviser manages the Funds using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund and assets under management in those accounts.
Other Accounts Managed as of September 30, 2025
Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)	Other Pooled Investment Vehicle Accounts	Assets Managed (billions)	Other Accounts	Assets Managed (billions)	Total Assets Managed (billions)
Paul Nestro	6	$9.79	10	$0.55	14 (1)	$3.98 (1)	$14.32
Chris Sierakowski	6	$9.79	10	$0.55	14 (1)	$3.98 (1)	$14.32
Michael Solecki	6	$9.79	10	$0.55	14 (1)	$3.98 (1)	$14.32
Fares Altaher(2)	25	$29.95	223	$363.26	170 (3)	$169.36 (3)	$562.57
Shawn McKay(2)	25	$29.95	223	$363.26	170 (3)	$169.36 (3)	$562.57
Marc Shapiro	1	$0.01	3	$0.06	1,459	$2.05	$2.12
Dennison Veru	1	$0.01	0	$0	276	$0.25	$0.26
Scott Brayman	7	$9.15	5	$1.47	82 (4)	$3.06 (4)	$13.68
Frank Latuda, Jr.	2	$0.04	5	$1	26	$1.08	$1.75
McAfee Burke	2	$0.04	5	$1	19	$1.07	$1.74
Phillip Cook	2	$0.32	3	$0.03	83	$0.34	$0.70
William A. Muggia	13	$6.80	13 (5)	$3.6 (5)	263 (6)	$13.9 (6)	$24.40
Richard D. Lee	10	$4.80	10	$3.50	221 (7)	$12.6 (7)	$20.80
(1)
Includes 2 accounts (totaling $370.27 million in assets under management) with performance-based fees.
(2)
The noted portfolio managers of the Small-Cap Equity Fund are responsible for allocating the Fund's assets to separate teams of portfolio managers and analysts for day-to-day management.
(3)
Includes 3 accounts (totaling $313.75 million in assets under management) with performance-based fees.
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(4)
Includes 9 accounts (totaling $450.84 million in assets under management) with performance-based fees.
(5)
Includes 1 account (totaling $36 million in assets under management) with performance-based fees.
(6)
Includes 27 accounts (totaling $3.8 billion in assets under management) with performance-based fees.
(7)
Includes 23 accounts (totaling $2.7 billion in assets under management) with performance-based fees.
None of the portfolio managers listed above beneficially owned shares of any of the Funds as of September 30, 2025.
Portfolio Managers – Potential Conflicts of Interest
Portfolio managers at SSGA FM and at each Sub-Adviser may manage multiple registered investment companies, unregistered investment pools and/or investment accounts, which could raise potential conflicts of interest in the areas described below. Each of SSGA FM and the Sub-Advisers has policies and procedures in place that are reasonably designed to mitigate these conflicts of interest, which are also described below.
SSGA FM
A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager's execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities.
Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of a portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally allocate to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.
A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees—the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee, as applicable. Another potential conflict may arise when the portfolio manager has a personal investment in one or more accounts that participate in transactions with other accounts. His or her personal investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation. With respect to conflicts arising from personal investments, all employees, including portfolio managers, must comply with personal trading controls established by each of the Adviser's and Trust's Code of Ethics.
SSGA FM has a conflict of interest in its allocation of assets of the Small-Cap Equity Fund among the various Sub-Advisers. SSGA FM pays the management fees of the Sub-Advisers from its management fees and, therefore, may have an incentive to allocate more assets to Sub-Advisers with lower fees in order for SSGA FM to retain more of its management fee.
Champlain
The portfolio managers' management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market
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impact of fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, Champlain has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.
Compensation. Champlain compensates funds' portfolio managers for their management of the funds. Each fund's portfolio managers' compensation consists of a cash base salary and a discretionary performance bonus paid in cash that is based on overall profitability, and therefore in part based on the value of the fund's net assets and other client accounts they are managing. Each fund's portfolio managers also receive benefits standard for all of Champlain's employees, including health care and other insurance benefits. In addition, portfolio managers may also have an ownership stake in Champlain which would entitle them to a portion of the pre-tax profitability of the firm. Further, some portfolio managers may participate in a long-term incentive plan.
Brokerage Practices. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession.
In addition, Champlain may place a combined order for two or more accounts it manages, including a fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or a fund may obtain, it is the opinion of Champlain that the advantages of combined orders outweigh the possible disadvantages of combined orders.
Champlain does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, Champlain may select a broker based upon brokerage or research services provided to Champlain. Champlain may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.
Section 28(e) of the Exchange Act permits Champlain, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, Champlain may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, Champlain believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.
To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which Champlain might utilize fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. Champlain may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by Champlain will be in addition to and not in lieu of the services required to be performed by Champlain under an Advisory Agreement. Any advisory or other fees paid to Champlain are not reduced as a result of the receipt of research services.
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In some cases the Champlain may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, Champlain makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while Champlain will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, Champlain faces a potential conflict of interest, but Champlain believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.
From time to time, Champlain may purchase new issues of securities for clients, including the Fund, in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide Champlain with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).
Trade Allocation. Champlain will seek to manage potential conflicts of interest in the following specific respects:
(i) When a potential transaction would benefit more than one client, trades will be bunched where advantageous and allocated pro rata until all participating accounts have been satisfied, or by some other means deemed fair under the circumstances; the firm's trading system facilitates the automated accomplishment of this fair allocation. Allocations may not be pro rata due to individual account restrictions or guidelines. This will result in a slightly larger allocation in permitted securities to those accounts than would otherwise be warranted by the account's assets, or no allocation at all if the security violates account guidelines. Also, cash flows in particular accounts are often considered when allocating investment opportunities; (ii) the firm ensures its Code of Ethics provisions on personal securities trading are followed so that personal trading by employees does not interfere with trading on behalf of clients.
Kennedy
Compensation. Kennedy's compensation structure is designed to directly tie investment professionals to the performance of client portfolios and thus to align Kennedy's employees' interests with those of clients. Kennedy believes that its measures are highly objective and significantly driven by the performance contribution attributable to each investment professional.
Brokerage Practices. Kennedy has partnered with the Integrated Trading Solutions team at Northern Trust (“NT ITS”) as an outsourced trading partner leveraging NT ITS to provide trade order execution with the objective of obtaining the best possible execution for each order. In conjunction with the migration to an outsourced trading solution, Kennedy has generally “unbundled” the investment research, brokerage products or other services (collectively “Products and Services”) received from the order execution process.  The Products and Services may be useful for all client accounts, and not all research may be useful for the account for which the particular transaction was effected. Kennedy seeks to limit its soft commission use to those Products and Services that it believes facilitate the investment decision making process and otherwise comply with the SEC's interpretations of Section 28(e). Kennedy has set a commission rate that exceeds the amounts other broker-dealers might have charged for effecting these transactions, which has been determined in good faith that such amount is reasonable in relation to the value of the Products and Services provided, viewed either in terms of a particular transaction or in the overall duty to their clients. Kennedy believes that research obtained with soft dollars benefits all of its clients regardless of strategy.
Trade Allocation. To address potential conflicts Kennedy has developed a trade allocation policy which provides that all accounts are treated similarly to any other client account and in a manner that it believes does not conflict with the interests of any client. It is Kennedy's policy that accounts are traded according to its stated policies and allocated fairly so that no one account or strategy is favored over another. Kennedy generally aggregates orders of all portfolios where it is buying or selling the same security at the same time with the participating accounts generally receiving the same average price and proportional share of execution expenses. Trades are allocated to participating accounts on a pro-rata basis.
Palisade
Compensation. The compensation paid to Palisade for managing the Fund assets allocated to it is based only on a percentage of assets under management.
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IPO Allocation. If a portfolio manager identifies an IPO that may be suitable for more than one Fund or other client account, the Fund may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, Palisade has adopted procedures to ensure the fair and equitable allocation of IPO shares to the Fund it advises and other client accounts consistent with its fiduciary obligations to each of its clients. Palisade generally invests in and allocates IPOs to eligible accounts based on the target amount submitted in advance by the portfolio managers for each strategy for accounts which are eligible to participate in IPOs.
Brokerage Practices. Palisade generally determines the broker or dealer through which client transactions will be effected on a transaction-by-transaction basis (although some clients direct Palisade to use a particular broker or dealer for a portion of the transactions in their accounts). Palisade receives benefits other than execution from various broker-dealers in connection with client securities transactions. Consistent with its duty to seek best execution, Palisade typically directs client orders to broker-dealers in recognition of research and/or order execution services furnished by them, as permitted by Section 28(e) of the Exchange Act. In some cases, research services that are generated by third parties are provided by or through broker-dealers. Clients may pay commissions higher than those charged by other broker-dealers in return for soft dollar benefits. Palisade does not attempt to allocate the relative costs or benefits of soft dollar benefits such as research to client accounts proportionately to the soft dollar benefits generated by the account. Palisade believes that the soft dollar benefits (including research) are, in the aggregate, of assistance in fulfilling its overall responsibilities to clients.
Trade Allocation. Consistent with its duty to seek best execution, Palisade typically buys and sells securities on a “bunched” or aggregated basis for eligible accounts, so long as transaction costs are shared equitably and on a prorated basis between all accounts included in any such trade. While Palisade will always try to allocate investment opportunities and the results of transactions pro rata in the first instance, Palisade may allocate on a basis other than pro rata, if, under the circumstances, Palisade believes that such other method of allocation is reasonable, does not result in improper or undisclosed advantage or disadvantage to participating accounts, and results in fair access, over time, to investment and trading opportunities for all eligible accounts. Palisade will consider factors such as: investment objectives and style; risk/return parameters; legal, regulatory, and client requirements or restrictions; tax considerations; account size; sensitivity to turnover; and available cash and cash flows.
SouthernSun
Compensation. The compensation paid to SouthernSun for managing the Fund is based only on a percentage of assets under management. In limited instances, SouthernSun may enter into performance-based fee arrangements with certain clients. SouthernSun has implemented and designed policies and procedures in an effort to ensure that all clients are treated fairly and to prevent this type of conflict from influencing the allocation of investment opportunities among clients.
IPO Allocation. SouthernSun does not participate in IPOs as a routine practice. In the rare event that it does so in the future, allocation among client accounts would follow similar policies as those relating to aggregate trades.
Brokerage Practices. As an investment advisory firm, SouthernSun has a fiduciary and fundamental duty to seek best execution for all client transactions and, as a matter of policy and practice, does seek to obtain best execution for client transactions. Although SouthernSun may, at times, elect to support its clients' request for participation in established commission recapture or discount programs, SouthernSun's duty to seek best execution, pursuant to established best execution policies, will dictate broker selection for all client transactions. In the event that a client requests SouthernSun to participate in a commission recapture or discount program and SouthernSun agrees, the firm will discuss the request with the client to confirm the firm's understanding of the program and to implement.
Notwithstanding the foregoing, participation in a commission recapture or discount program may compromise SouthernSun's ability to seek best execution.
SouthernSun has a best execution process where brokers are evaluated on the following criteria: qualitative information and quantitative performance which is currently based on transaction cost analysis data. The commissions charged must be, in SouthernSun's judgment, reasonable under the circumstances in light of the value of all services provided.
During the routine course of business, SouthernSun's trading desk selects a broker for each discretionary trade, unless restricted by contract or explicit client instructions, and takes into consideration certain qualitative factors (e.g., execution, responsiveness, anonymity, access to liquidity, geographic location, size and specialty of the firm, flexibility, etc.) for the given security at that period in time in an attempt to facilitate best execution. For example, depending on the size of the trade, the same broker is not always the best source of liquidity every time SouthernSun elects to trade that position. SouthernSun may have advisory relationships with affiliates of brokers selected for each trade; however, such
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relationships are not the determinant in the firm's broker selection process. SouthernSun may or may not elect to solicit competitive bids or offers for a particular transaction based on the trading desk's judgment of the potential benefit or harm to the execution of that transaction. Prior to adding a new broker to the approved broker list, the Chairman of the Best Execution Committee will notify the Committee of the new potential broker, including the rationale for presenting the broker. The Best Execution Committee must also screen the broker to determine if there are any significant deficiencies from a due diligence perspective. If a screened broker has significant deficiencies identified by the Compliance and Legal Team, or warrants further review for other reasons, the Best Execution Committee must review the results and opine on the addition of any new broker. For purposes of ongoing due diligence, the Best Execution Committee will periodically send current brokers a due diligence questionnaire and will review responses for any notable business, regulatory, or legal updates. As part of the semi-annual Best Execution meeting, the Committee will review each broker's performance, determine any underperformance based on various factors, and remove any brokers from the Approved Broker List as needed.
SouthernSun receives research and other services including, but not limited to, access to conferences, management meetings, and plant and facility tours from brokers with whom SouthernSun trades as well as brokers who are trying to solicit business but with whom SouthernSun does not currently have a trading relationship. For those situations in which SouthernSun receives research and other services from brokers with whom SouthernSun trades, these are considered “soft dollar” benefits that fall within the safe harbor provision of Section 28(e) of the Exchange Act. However, SouthernSun is under no obligation to trade with any broker and does not adjust commission rates for research and other services. These services are used for the benefit of all applicable clients irrespective of the nature of the relationship.
SouthernSun does not attempt to allocate such services proportionately to clients based on the soft dollar benefits generated by their respective accounts. SouthernSun pays a negotiated rate in cents per share or per transaction or in basis points depending on the broker, but SouthernSun does not currently have any formal soft dollar arrangements with any broker.
Trade Allocation. SouthernSun generally adheres to a trade sequence when investing for accounts under similar investment policies and objectives. SouthernSun's trade sequence typically includes two steps:
1)
Fully discretionary trading relationships and
2)
Captive or directed trading relationships
Unified Managed Accounts (“UMA”) or model relationships are typically provided investment model updates only if there is a change in the target weightings and the trade sequence has completed the first two steps. In limited instances, SouthernSun provides additional trading information to certain UMA managers based on contractual obligations and/or the sophistication and capabilities of UMA manager's methodology for receiving such information. Fully discretionary separately managed accounts (“SMAs”) generally utilize the same investment strategies offered to wrap programs, but wrap accounts may experience performance dispersion relative to SMAs, and one another, as a result of investment discretion and brokerage selection differences, among other reasons. Each account and/or trading relationship in step 2 is placed in a randomizer giving each relationship an equal opportunity in the sequence of trading. The trade sequence may be altered or not completed at the discretion of the Investment Team or the trading desk, depending on the time of trade, liquidity conditions, and the broker's ability to complete the trade, in order to facilitate best execution. In addition, any employee-related pooled vehicles will be traded in the same manner and subject to all of the trading procedures in this section (i.e. cycle, aggregation, and allocation), as well as the overall principles of Brokerage Practices discussed in Item-12 of the firm's Form ADV Part 2.
SouthernSun may aggregate client purchase and sale orders of securities with those of other clients if, in SouthernSun's judgment, such aggregation is reasonably likely to result in an overall economic benefit to its clients, better execution price, lower commission expenses, beneficial timing of transactions, or a combination of these and other factors. SouthernSun may also consider a cross trade if it is permissible, determined to be a mutually beneficial opportunity for both sides of the trade, and executed at arm's length. Any cross trades that occur must be approved by a member of SouthernSun's Compliance team.
Partially filled orders are generally allocated on a prorated basis in order to achieve comparable gross exposure levels per each security position held or traded. Orders filled with less than 25% of the total order size are typically allocated on a random basis across similar accounts. Similar accounts are defined as a common investment strategy, trading venue, or both.
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These allocation guidelines could be altered for accounts that pay commissions on a per trade basis rather than a per share basis, or other client-directed requests. Orders that are not completed retain priority in subsequent trading, subject to the conditions previously mentioned.
Westfield
The simultaneous management of multiple accounts by Westfield's investment professionals creates a possible conflict of interest as they must allocate their time and investment ideas across multiple accounts. This may result in the Investment Committee or portfolio managers allocating unequal attention and time to the management of each client account as each has different objectives, benchmarks, investment restrictions and fees. For most client accounts, investment decisions are made at the Investment Committee level. Once an idea has been approved, it is implemented across all eligible and participating accounts within the strategy.
Although the Investment Committee collectively acts as portfolio manager on most client accounts, there are some client accounts that are managed by a portfolio manager who also serves as a member of the Investment Committee. This can create a conflict of interest because investment decisions for these individually managed accounts do not require approval by the Investment Committee; thus, there is an opportunity for individually managed client accounts to trade in a security ahead of Investment Committee managed client accounts. Trade orders for individually managed accounts must be communicated to the Investment Committee. Additionally, the Compliance team performs periodic reviews of such accounts to ensure procedures have been followed.
Westfield has clients with performance-based fee arrangements. A conflict of interest can arise between those portfolios that incorporate a performance fee and those that do not. When the same securities are recommended for both types of accounts, it is Westfield's policy to allocate investments, on a pro-rata basis, to all participating and eligible accounts, regardless of the account's fee structure. Westfield's Operations team performs ongoing reviews of each product's model portfolio versus each client account. Discrepancies are researched, and exceptions are documented.
In placing each transaction for a client's account, Westfield seeks best execution of that transaction except in cases where Westfield does not have the authority to select the broker or dealer, as stipulated by the client. Westfield attempts to bundle directed brokerage accounts with non-directed accounts, and then utilize step-out trades to satisfy the directed arrangements. Clients who do not allow step-out trades generally will be executed after non-directed accounts.
Because of Westfield's interest in receiving third-party research services, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients' interest in receiving most favorable execution. To mitigate the conflict that Westfield may have an incentive beyond best execution to utilize a particular broker, broker and research votes are conducted and reviewed on a quarterly basis. These votes provide the opportunity to recognize the unique research efforts of a wide variety of firms, as well as the opportunity to compare aggregate commission dollars with a particular broker to ensure appropriate correlation. Westfield's Best Execution Committee also reviews transaction cost analysis data quarterly to monitor trading and commission activity.
Some Westfield clients have elected to retain certain brokerage firms as consultants or to invest their assets through a broker-sponsored wrap program for which Westfield acts as a manager. Several of these firms are on Westfield's approved broker list. Since Westfield may gain new clients through such relationships and will interact closely with such firms to service the client, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients' interest. To help ensure independence in the brokerage selection process, brokerage selection is handled by Westfield's Traders, while client relationships are managed by Westfield's Marketing/Client Service team.
Personal accounts may give rise to conflicts of interest. Westfield and its employees will, from time to time, for their own investment accounts, purchase, sell, hold, or own securities or other assets which may be recommended for purchase, sale, or ownership for one or more clients. Westfield has a Code of Ethics which regulates trading in such accounts; requirements include regular reporting and preclearance of transactions. Compliance reviews personal trading activity regularly.
Westfield serves as manager to the General Partners of private funds, for which Westfield also provides investment advisory services. Westfield and its employees have also invested their own funds in such vehicles and other investment strategies that are advised by the firm. Allowing such investments and having a financial interest in the private funds can create an incentive for the firm to favor these accounts because Westfield's financial interests are more directly tied to the performance of such accounts. To help ensure all clients are treated equitably and fairly, Westfield allocates investment opportunities on a pro-rata basis. Compliance conducts periodic reviews of client accounts to ensure procedures have been followed.
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In addition to a base salary and a performance-based bonus award, Westfield's Marketing and Client Service team's compensation is based on a percentage of annual revenue generated by new separate accounts and/or significant contributions to existing client accounts but excludes any sub-advised or advised mutual funds. This incentive poses a conflict in that members of the team could encourage investment in a product(s) that may not be suitable. To mitigate such risk, team members are not incentivized to sell one product versus another. Nor do they have specific sales targets. Further, Westfield's new account process includes a review of client contracts and investment policy statements to ensure the recommended product is suitable prior to funding. Lastly, all incentive compensation is reviewed and approved by the COO and CFO.
Westfield has an agreement with an independent third-party solicitation firm (also known as a promoter) to solicit and service institutional clients outside of the United States and Canada. The solicitor is compensated via a monthly retainer fee in addition to a percentage of the advisory fee paid by a referred client. Referred clients should be aware of inherent conflicts of interest between the solicitation firm and Westfield with respect to the promoter/referral arrangement. Promoters could refer potential clients to Westfield because they will be paid a fee and not necessarily because Westfield provides appropriate and suitable investment strategies for the client. To mitigate this conflict, Westfield's Marketing and Client Service team will be involved in the review of all prospects to ensure suitability. In addition, Westfield's new account process includes a review of client contracts and investment policy statements to ensure the recommended product is suitable prior to funding.
Portfolio Managers – Compensation
Set forth below are descriptions of the structure of, and methods used to determine, portfolio manager compensation at SSGA FM and each of the Sub-Advisers.
SSGA FM
Compensation. State Street Investment Management's (“State Street IM”) culture is complemented and reinforced by a total rewards strategy that is based on a pay for performance philosophy which seeks to offer a competitive pay mix of base salary, benefits, cash incentives and deferred compensation.
Salary is based on a number of factors, including external benchmarking data and market trends, and performance both at the business and individual level. State Street IM's Global Human Resources department regularly participates in compensation surveys in order to provide State Street IM with market-based compensation information that helps support individual pay decisions.
Additionally, subject to State Street and State Street IM business results, an incentive pool is allocated to State Street IM to reward its employees. The size of the incentive pool for most business units is based on the firm's overall profitability and other factors, including performance against risk-related goals. For most State Street IM investment teams, State Street IM recognizes and rewards performance by linking annual incentive decisions for investment teams to the firm's or business unit's profitability and business unit investment performance over a multi-year period.
Incentive pool funding for most active investment teams is driven in part by the post-tax investment performance of fund(s) managed by the team versus the return levels of the benchmark index(es) of the fund(s) on a one-, three- and, in some cases, five-year basis. For most active investment teams, a material portion of incentive compensation for senior staff is deferred over a four-year period into the State Street Investment Management Long-Term Incentive (“State Street Investment Management LTI”) program. For these teams, the State Street Investment Management LTI program indexes the performance of these deferred awards against the post-tax investment performance of fund(s) managed by the team. This is intended to align State Street IM's investment team's compensation with client interests, both through annual incentive compensation awards and through the long-term value of deferred awards in the State Street Investment Management LTI program.
For the index equity investment team, incentive pool funding is driven in part by the post-tax 1 and 3-year tracking error of the funds managed by the team against the benchmark indexes of the funds.
The discretionary allocation of the incentive pool to the business units within State Street IM is influenced by market-based compensation data, as well as the overall performance of each business unit. Individual compensation decisions are made by the employee's manager, in conjunction with the senior management of the employee's business unit. These decisions are based on the overall performance of the employee and, as mentioned above, on the performance of the firm
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and business unit. Depending on the job level, a portion of the annual incentive may be awarded in deferred compensation, which may include cash and/or Deferred Stock Awards (State Street stock), which typically vest over a four-year period. This helps to retain staff and further aligns State Street IM employees' interests with State Street IM clients' and shareholders' long-term interests.
State Street IM recognizes and rewards outstanding performance by:
•Promoting employee ownership to connect employees directly to the company's success.
•Using rewards to reinforce mission, vision, values and business strategy.
•Seeking to recognize and preserve the firm's unique culture and team orientation.
•Providing all employees the opportunity to share in the success of State Street IM.
Champlain
All employees and partners have a base salary, along with participation in a discretionary bonus plan. In addition, partners participate in pre-tax profit distributions. Further, some employees may participate in a long-term incentive plan.
Kennedy
Kennedy's compensation structure is designed to directly tie investment professionals to the performance of client portfolios and thus to align Kennedy's employees' interests with those of clients. Kennedy believes that its measures are highly objective and significantly driven by the performance contribution attributable to each investment professional.
Portfolio Manager Compensation
Portfolio Manager compensation begins with base salary and is augmented by semi-annual bonuses. Investment performance bonuses are based upon the returns generated for client accounts relative to one or more identified benchmarks on a trailing one-year basis and also relative to industry peers on a rolling three-year basis. Other forms of variable compensation are typically based on the achievement of certain goals (such as assets under management and investment performance) as well as subjective scoring.
Palisade
Palisade seeks to maintain a compensation program that is competitive within its industry. Employee portfolio managers receive a fixed base salary based on their experience and responsibilities and are eligible for a variable annual performance-based incentive bonus. The incentive bonus is based on a combination of the firm's overall results and the general overall before-tax performance of all accounts managed by the portfolio manager, including the Small-Cap Equity Fund, based in part on the Fund's objective performance over the past one-, three- and five-year periods against the Russell 2000® Index benchmark and the Small-Cap Equity Fund's ranking within an appropriate peer group and other subjective factors. Palisade's investment professionals may also receive discretionary bonuses tied to the performance of Palisade, the Small-Cap Core Equity team, and the individual. Portfolio managers who are partners of the firm receive distributions based on their pro rata share of the firm's profits.
Palisade maintains a Unit Appreciation Rights (“UAR”) Plan, whereby key Palisade employees who are not firm partners participate in the UAR Plan. This plan provides an opportunity for each participating employee to share in the appreciation of Palisade's equity value over time, similar to a stock option plan in a publicly traded company.
All employees are eligible for Palisade's 401(k) plan, group life, health and disability insurance programs.
SouthernSun
The compensation and interests of SouthernSun's portfolio manager are aligned with their clients. The portfolio manager is compensated by a fixed salary, bonus compensation, retirement and 401(k) Plan contributions, potentially profit sharing, and ownership distributions.
Westfield
Compensation. Members of Westfield's Investment Committee are eligible to receive various components of compensation:
•Investment Committee members receive a base salary commensurate with industry standards.
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•Investment Committee members are also eligible to receive an annual performance based bonus award. The amount awarded is based on the employee's individual performance attribution and overall contribution to the investment performance of Westfield.
•Investment Committee members may also be eligible to receive equity interests in the future profits of Westfield. Individual awards are typically determined by a member's overall performance within the firm, including but not limited to contribution to company strategy, participation in marketing and client service initiatives, as well as longevity at the firm. Key members of Westfield's management team who receive equity interests in the firm enter into agreements restricting post-employment competition and solicitation of clients and employees of Westfield. This compensation is in addition to the base salary and performance based bonus.
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Brokerage Allocation and Other Practices
Portfolio transactions are placed on behalf of a Fund by the Adviser or a Sub-Adviser, as applicable. The section below describes how portfolio transactions are affected by the Adviser. A discussion of how portfolio transactions are affected by each Sub-Adviser is included within the “PORTFOLIO MANAGERS” section above.
Purchases and sales of securities on a securities exchange are affected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over-the-counter orders (e.g., fixed income securities) because the Funds pay a spread which is included in the cost of the security and represents the difference between the dealer's quoted price at which it is willing to sell the security and the dealer's quoted price at which it is willing to buy the security. When a Fund executes an over-the-counter order with an electronic communications network or an alternative trading system, a commission is charged by such electronic communications networks and alternative trading systems as they execute such orders on an agency basis. Securities may be purchased from underwriters at prices that include underwriting fees.
In placing a portfolio transaction, the Adviser seeks to achieve best execution. The Adviser's duty to seek best execution requires the Adviser to take reasonable steps to obtain for the client as favorable an overall result as possible for Fund portfolio transactions under the circumstances, taking into account various factors that are relevant to the particular transaction.
The Adviser refers to and selects from the list of approved trading counterparties maintained by the Adviser's Credit Risk Management team. In selecting a trading counterparty for a particular trade, the Adviser seeks to weigh relevant factors including, but not limited to the following:
•Prompt and reliable execution;
•The competitiveness of commission rates and spreads, if applicable;
•The financial strength, stability and/or reputation of the trading counterparty;
•The willingness and ability of the executing trading counterparty to execute transactions (and commit capital) of size in liquid and illiquid markets without disrupting the market for the security;
•Local laws, regulations or restrictions;
•The ability of the trading counterparty to maintain confidentiality;
•The availability and capability of execution venues, including electronic communications networks for trading and execution management systems made available to Adviser;
•Market share;
•Liquidity;
•Price;
•Execution related costs;
•History of execution of orders;
•Likelihood of execution and settlement;
•Order size and nature;
•Clearance and settlement capabilities, especially in high volatility market environments;
•Availability of lendable securities;
•Sophistication of the trading counterparty's trading capabilities and infrastructure/facilities;
•The operational efficiency with which transactions are processed and cleared, taking into account the order size and complexity;
•Speed and responsiveness to the Adviser;
•Access to secondary markets;
•Counterparty exposure; and
•Depending upon the circumstances, the Adviser may take other relevant factors into account if the Adviser believes that these are important in taking all sufficient steps to obtain the best possible result for execution of the order.
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In selecting a trading counterparty, the price of the transaction and costs related to the execution of the transaction typically merit a high relative importance, depending on the circumstances. The Adviser does not necessarily select a trading counterparty based upon price and costs but may take other relevant factors into account if it believes that these are important in taking reasonable steps to obtain the best possible result for a Fund under the circumstances. Consequently, the Adviser may cause a client to pay a trading counterparty more than another trading counterparty might have charged for the same transaction in recognition of the value and quality of the brokerage services provided. The following matters may influence the relative importance that the Adviser places upon the relevant factors:
(i)
The nature and characteristics of the order or transaction. For example, size of order, market impact of order, limits, or other instructions relating to the order;
(ii)
The characteristics of the financial instrument(s) or other assets which are the subject of that order. For example, whether the order pertains to an equity, fixed income, derivative or convertible instrument;
(iii)
The characteristics of the execution venues to which that order can be directed, if relevant. For example, availability and capabilities of electronic trading systems;
(iv)
Whether the transaction is a ‘delivery versus payment' or ‘over-the-counter' transaction. The creditworthiness of the trading counterparty, the amount of existing exposure to a trading counterparty and trading counterparty settlement capabilities may be given a higher relative importance in the case of ‘over-the-counter' transactions; and/or
(v)
Any other circumstances that the Adviser believes are relevant at the time.
The process by which trading counterparties are selected to effect transactions is designed to exclude consideration of the sales efforts conducted by broker-dealers in relation to the Funds.
The brokerage commissions paid by the Funds for the last three fiscal years are shown below:
Fund	2025	2024	2023
Small-Cap Equity Fund	$357,927	$546,783	$398,529
U.S. Equity Fund	$49,554	$58,886	$32,914
State Street Institutional U.S. Equity Fund: With respect only to the U.S. Equity Fund, which is managed through the Adviser's Stamford, Connecticut-based Active Fundamental Equity business, the Adviser uses “soft” or equity commission dollars for the purchase of third-party research permissible under Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Research services received by the Adviser on behalf of the U.S. Equity Fund includes, among other things, research reports and analysis, stock specific and sector research, market color, market data and regulatory analysis.
State Street Institutional Small-Cap Equity Fund: The Adviser does not currently use the Small-Cap Equity Fund's assets in connection with third-party soft dollar arrangements. While the Adviser does not currently use “soft” or commission dollars paid by the Small-Cap Equity Fund for the purchase of third-party research, the Adviser reserves the right to do so in the future.
The following table shows the dollar amount of brokerage commissions paid to firms that provided research and brokerage services and the approximate dollar amount of transactions involved during the fiscal year ended September 30, 2025. Funds that are not listed paid no brokerage commissions to firms for such services.
Fund	Commissions Paid to Firms for Brokerage and Research Services	Total Amount of Transactions to Firms for Brokerage and Research Services
U.S. Equity Fund	$32,903	$229,541,516
Small-Cap Equity Fund	$183,745	$473,410,672
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The following table shows the dollar amount of brokerage commissions paid to each firm that provided research and brokerage services obtained in compliance with Section 28(e) of the Exchange Act, and the approximate dollar amount of transactions involved during the fiscal year ended September 30, 2025. Certain firms, commissions paid, and total amounts paid for transaction services listed may reflect research and brokerage services obtained by the Sub-Advisers.
Firm	Commissions Paid to Firm for Brokerage and Research Services	Total Amount of Transactions for Brokerage and Research Services
Westminster Research Asssociates	$16,831	$222,001,919
Northern Trust Securities, Inc.	$36,065	$81,175,809
Citigroup	$8,924	$57,311,787
Robert W. Baird & Co Inc.	$27,734	$44,641,353
Barclays Capital	$8,326	$42,497,224
Morgan Stanley	$3,385	$31,732,347
Instinet	$3,133	$21,498,219
Goldman Sachs	$2,354	$21,300,915
BofA Merrill Lynch	$4,266	$21,251,113
Piper Sandler & Co.	$6,170	$20,858,301
JP Morgan	$3,989	$19,921,105
Jones Trading	$16,377	$16,243,436
Fidelity	$1,753	$13,150,956
Liquidnet	$2,952	$9,156,447
RBC Capital Markets	$5,601	$8,157,864
Luminex	$3,068	$7,386,284
Evercore ISI	$4,305	$6,649,297
Virtu / ITG	$701	$5,724,565
Jefferies, LLC.	$8,897	$5,623,055
Sanford Bernstein / Bernstein SG Group	$773	$5,230,218
Stephens Inc.	$4,822	$4,057,570
Strategas Securities, LLC.	$6,986	$3,901,413
TD Cowen	$831	$3,612,401
Citadel	$276	$3,502,680
UBS	$384	$3,443,157
Northcoast Research Partners, LLC	$4,890	$3,371,140
CJS Securities	$3,899	$2,964,440
Raymond James & Associates	$4,799	$2,944,474
D.A. Davidson	$2,776	$2,194,492
KeyBanc Capital Markets, Inc.	$3,740	$2,119,735
Keefe, Bruyette & Woods	$2,552	$1,689,852
JMP Securities, LLC.	$4,081	$1,642,009
Stifel, Nicolaus & Co Inc.	$1,236	$1,222,282
Academy Securities	$1,684	$961,582
Cantor Fitzgerald	$171	$812,826
Wells Fargo	$1,223	$741,639
Loop Capital Markets	$1,869	$642,182
BTIG, LLC	$604	$426,846
William Blair & Co.	$512	$414,075
B. Riley Securities	$1,759	$388,985
Seaport Group Securities, LLC	$1,222	$352,396
Truist Securities, Inc.	$727	$33,797
Securities of “Regular Broker-Dealer.” The Trust is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust's shares.
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The Trust's holdings in Securities of Regular Broker-Dealers as of September 30, 2025 are as follows:
JPMorgan Chase & Co.	$7,108,215
Bank of America Corp.	$5,461,988
Goldman Sachs Group, Inc.	$4,183,227
Raymond James Financial, Inc.	$4,079,229
Piper Sandler Cos.	$730,067
Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses or transaction costs. The overall reasonableness of brokerage commissions and transaction costs is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions and transaction costs paid by other institutional investors for comparable services.
The following table provides the portfolio turnover rates for each Fund over the past two fiscal years.
Fund	Portfolio Turnover for Fiscal Year Ended September 30, 2025	Portfolio Turnover for Fiscal Year Ended September 30, 2024
Small-Cap Equity Fund	45%	38%
U.S. Equity Fund	43%	58%
Declaration of Trust, Capital Stock and Other Information
The Trust is an open-end management investment company organized as an unincorporated business trust under the laws of Delaware pursuant to a Certificate of Trust dated May 23, 1997, as amended from time to time. The Trust's Amended and Restated Declaration of Trust, dated July 24, 1998, as amended from time to time (the “Declaration”) permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Trust par value $0.001 per share. Under the Declaration, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders.
The Declaration also authorizes the Trustees to classify and reclassify the shares of the Trust, or new series of the Trust, into one or more classes. As of the date of this SAI, the Trustees have authorized the issuance of two classes of shares of the Funds, designated as the Investment Class shares and the Service Class shares. The shares of each class of each Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of that Fund. Holders of Service Class shares have certain exclusive voting rights on matters relating to the Plan. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.
In the interest of economy and convenience, certificates representing shares of a Fund are not physically issued. U.S. Bancorp Fund Services, LLC maintains a record of each shareholder's ownership of shares of a Fund.
Dividends paid by each Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that: (a) the distribution and service fees relating to Service Class shares will be borne exclusively by that class, and (b) each of the Service Class shares and the Investment Class shares will bear any other class expenses properly allocable to such class of shares, subject to the requirements imposed by IRS on funds having a multiple-class structure. Similarly, the NAV per share may vary depending on whether Service Class shares or Investment Class shares are purchased. In the event of liquidation, shareholders of each class of each Fund are entitled to share pro rata in the net assets of the class of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable.
Unless otherwise required by the 1940 Act or the Declaration, the Trust has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust.
Shareholder Liability. Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (“DBTA”) provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit
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corporations. The Declaration expressly provides that the Trust has been organized under the DBTA and that the Declaration is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware business trust, such as the Trust, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case the Trust's shareholders could possibly be subject to personal liability.
To guard against this risk, the Declaration: (a) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, (b) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any Fund, and (b) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (a) a court refuses to apply Delaware law; (b) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (c) the Trust itself would be unable to meet its obligations. In the light of DBTA, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder is remote.
Limitation of Trustee and Officer Liability. The Declaration further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.
Limitation of Interseries Liability. All persons dealing with a Fund must look solely to the property of that particular Fund for the enforcement of any claims against that Fund, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of a Fund or the Trust. No Fund is liable for the obligations of any other Fund.
Voting. When issued, shares of a Fund will be fully paid and non-assessable. Shares are freely transferable and have no preemptive, subscription or conversion rights. Each of the Service Class and the Investment Class represents an identical interest in a Fund's investment portfolio. As a result, each Class has the same rights, privileges and preferences, except with respect to: (i) the designation of each Class; (ii) the sales arrangement; (iii) certain expenses allocable exclusively to each Class; and (iv) voting rights on matters exclusively affecting a single Class. The Board does not anticipate that there will be any conflicts among the interests of the holders of the two Classes. The Trustees, on an ongoing basis, will consider whether any conflict exists and, if so, will take appropriate action. Certain aspects of the shares may be changed, upon notice to Fund shareholders, to satisfy certain tax regulatory requirements, if the Trust's Board deems the change necessary.
When matters are submitted for shareholder vote, each shareholder of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. In general, shares of all Funds vote as a single class on all matters except (1) matters affecting the interests of one or more of the Funds or Classes of a Fund, in which case only shares of the affected Funds or Classes would be entitled to vote, or (2) when the 1940 Act requires the vote of an individual Fund. Normally, no meetings of shareholders of the Funds will be held for the purpose of electing Trustees of the Trust unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders of the Trust, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares.
Pricing of Shares
Multiple-class funds do not have a single share price. Rather, each class has a share price, called its NAV. The price per share for each class of each Fund is determined each business day (unless otherwise noted) at the scheduled close of the NYSE (ordinarily 4:00 p.m. Eastern time). A business day is one in which the NYSE is open for regular trading. A Fund does not calculate its price on days in which the NYSE is closed for trading. Currently, the NYSE is open for regular trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The NYSE
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may close early on certain days, such as Christmas Eve and New Year's Eve and before certain other holidays. Please contact your Funds account representative if you have questions on early NYSE closing times. In unusual circumstances, such as an emergency or an unscheduled close or halt of trading on the NYSE, the time at which share prices are determined may be changed.
The Funds' securities will be valued pursuant to guidelines established by the Board.
Dividends, Distributions
Net investment income (that is, income other than long- and short-term capital gains) and net realized long- and short-term capital gains are determined separately for each Fund. Dividends of a Fund which are derived from net investment income and distributions of net realized long- and short-term capital gains paid by a Fund to a shareholder will be automatically reinvested in additional shares of the same Class of the Fund, respectively, and deposited in the shareholder's account, unless the shareholder instructs the Trust, in writing or by telephone, to pay all dividends and distributions in cash. Shareholders may contact the Trust for details concerning this election. However, if it is determined that the U.S. Postal Service cannot properly deliver mailings by a Fund to a shareholder, the Fund may terminate the shareholder's election to receive dividends and other distributions in cash. Thereafter, the shareholder's subsequent dividends and other distributions will be automatically reinvested in additional shares of the Fund until the shareholder notifies the Fund in writing of his or her correct address and requests in writing that the election to receive dividends and other distributions in cash be reinstated. No interest will accrue on amounts represented by uncashed dividend, distribution or redemption checks.
Dividends attributable to the net investment income, if any, are declared and paid annually. Dividends attributed to realized capital gains, if any, of each Fund are declared and paid annually. Distributions of any net realized long-term and short-term capital gains earned by a Fund will be made annually. These dividends and distributions are intended to comply with the requirements of the Code and are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. As a result of the different service and distribution fees applicable to the Classes, the per share dividends and distribution on Investment Class shares will be higher than those on the Service Class shares.
Each Fund is subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of net investment income and capital gains. If necessary to avoid the imposition of this tax, and if in the best interests of a Fund's shareholders, the Trust may declare and pay dividends of the Fund's net investment income and distributions of the Fund's net capital gains more frequently than stated above.
Taxation of the Funds
The following discussion of U.S. federal income tax consequences of an investment in the Funds is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situations.
Qualification as a Regulated Investment Company
Each Fund has elected to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things, (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the value of the Fund's total assets consists of cash and cash items (including receivables), U.S.
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Government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and no more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of its assets are invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.
In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in section (a)(i) of the preceding paragraph), will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes, because they meet the passive income requirement under Code Section 7704(c)(2). Further, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.
For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect a Fund's ability to meet the diversification test in (b) above.
If a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest or disposing of certain assets. If such Fund were ineligible to or otherwise did not cure such failure for any year, or if such Fund were otherwise to fail to qualify as a RIC accorded special tax treatment in any taxable year, the Fund would be subject to tax at the Fund level on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income (if any) and net capital gains (as defined below), would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of a Fund's shares (as described below). In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.
Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net tax-exempt income (if any), and may distribute its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Any taxable income retained by a Fund will be subject to tax at the Fund level at regular corporate rates. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but it is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who (a) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount
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equal to the difference between the amount of undistributed capital gains included in the shareholder's gross income under clause (a) of the preceding sentence and the tax deemed paid by the shareholder under clause (b) of the preceding sentence. The Funds are not required to, and there can be no assurance a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.
If a Fund were to fail to distribute in a calendar year at least an amount equal, in general, to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year (or November 30 or December 31, if the Fund is eligible to elect and so elects), plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC's ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or November 30, if the Fund makes the election referred to above) generally are treated as arising on January 1 of the following calendar year; in the case of a Fund with a December 31 year end that makes the election described above, no such gains or losses will be so treated. Also, for these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends generally to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Distributions declared by a Fund during October, November and December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund's net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. A Fund may carry net capital losses forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. The Fund must apply such carryforwards first against gains of the same character. See a Fund's most recent Form N-CSR filing for the Fund's available capital loss carryovers as of the end of its most recently ended fiscal year.
Taxation of Distributions Received by Shareholders
For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her Fund shares. In general, a Fund will recognize long-term capital gain or loss on the disposition of assets the Fund has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on the disposition of investments the Fund has owned (or is deemed to have owned) for one year or less. Distributions of net-capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to a shareholder receiving such distributions as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income. Distributions from capital gains are generally made after applying any available capital loss carryovers. The IRS and the Department of the Treasury have issued regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Distributions of investment income properly reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at each of the shareholder and the Fund level.
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The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.
If a Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder's tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.
Shareholders of a Fund will be subject to federal income taxes as described herein on distributions made by the Fund whether received in cash or reinvested in additional shares of the Fund.
Distributions with respect to a Fund's shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's NAV includes either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the shareholder paid. Such distributions may reduce the fair market value of the Fund's shares below the shareholder's cost basis in those shares. As described above, a Fund is required to distribute realized income and gains regardless of whether the Fund's NAV also reflects unrealized losses.
In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet holding period and other requirements with respect to the dividend-paying stocks held by the Fund and the shareholder must meet holding period and other requirements with respect to the Fund's shares. In general, a dividend will not be treated as qualified dividend income (a) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (b) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (c) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (d) if the dividend is received from a foreign corporation that is (i) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (ii) treated as a passive foreign investment company (“PFIC”).
In general, distributions of investment income properly reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of the Fund's gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.
In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by a Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (a) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (b) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Finally, the dividends-received deduction may otherwise be disallowed or reduced (x) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (y) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).
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Any distribution of income that is attributable to (a) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (b) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.
Distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.
If a Fund holds, directly or indirectly, one or more “tax credit bonds” issued on or before December 31, 2017 on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder's proportionate share of tax credits from the bond otherwise allowed to the Fund. In such a case, a shareholder will be deemed to receive a distribution of money with respect to its Fund shares equal to its proportionate share of the amount of such credits and be allowed a credit against the shareholder's U.S. federal income tax liability equal to the amount of such deemed distribution. A shareholder's ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code, and the amount of the tax credits may not exceed the amount reported by the Fund in a written notice to shareholders. Even if a Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.
As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.
Tax Implications of Certain Fund Investments
Investments in Other RICs. If a Fund receives dividends from an underlying RIC (each, an “underlying RIC”) and the underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted, in turn, to report a portion of such dividends as “qualified dividend income” when it distributes such portion to its shareholders, provided holding period and other requirements are met.
If a Fund receives dividends from an underlying RIC, and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted, in turn, to report a portion of such dividends as eligible for the dividends-received deduction as well when it distributes such portion to its shareholders, provided holding period and other requirements are met.
If an underlying RIC in which a Fund invests elects to pass through tax credit bond credits to its shareholders, then the Fund is permitted in turn to elect to pass through its proportionate share of those tax credits to its shareholders, provided that the Fund meets shareholder notice and other requirements.
The foregoing rules may cause the tax treatments of a Fund's gains, losses and distributions to differ at times from the tax treatment that would apply if the Fund invested directly in the types of securities held by the underlying RIC. As a result, investors may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than they otherwise would.
Special Rules for Debt Obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, OID is treated as interest income and is included in a Fund's income and required to be distributed by the Fund over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. In addition, payment-in-kind obligations will give rise to income which is required to be distributed and is taxable even though the Fund holding the obligation receives no interest payment in cash on the obligation during the year.
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Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired in the secondary market by a Fund may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. The rate at which the market discount accrues, and thus is included in a Fund's income, will depend upon which of the permitted accrual methods the Fund elects.
If a Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than they would have if the Fund had not held such obligations.
A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID.
Securities Purchased at a Premium. Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium — the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period.
At-risk or Defaulted Securities. Investments in debt obligations that are at risk of or in default present special tax issues for the Funds. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount; whether, when or to what extent the Fund should recognize market discount on such a debt obligation; when and to what extent a Fund may take deductions for bad debts or worthless securities; and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.
Certain Investments in REITs. Any investment by a Fund in equity securities of REITs qualifying as such under Subchapter M of the Code may result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.
Certain Investments in Mortgage Pooling Vehicles. Certain Funds may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund's income (including income allocated to the Fund from certain pass-through entities) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as a Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a RIC investing in such securities may not be a suitable investment for charitable remainder trusts (“CRTs”), as noted below.
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In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.
Foreign Currency Transactions. Any transaction by a Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate a Fund's distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.
Passive Foreign Investment Companies. Equity investments by a Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC's income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”
Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.
Options and Futures. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of a Fund's obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.
A Fund's options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by a Fund's long position in the subject security. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying
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qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or fail to qualify for the dividends-received deduction, as the case may be.
The tax treatment of certain positions entered into by a Fund, including regulated futures contracts, certain foreign currency positions and certain listed non-equity options, will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.
Derivatives, Hedging, and Related Transactions. In addition to the special rules described above in respect of futures and options transactions, a Fund's transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund's securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.
Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.
Commodity-Linked Instruments. A Fund's direct or indirect investments in commodities and commodity-linked instruments can be limited by the Fund's intention to qualify as a RIC, and can bear on the Fund's ability to so qualify. Income and gains from commodities and certain commodity-linked instruments does not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of some other commodity-linked instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund's nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.
Book-Tax Differences. Certain of a Fund's investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and a Fund's book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if a Fund's book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.
Personal Holding Company
A Fund will be a personal holding company for federal income tax purposes if 50% or more of the Fund's shares are owned, at any time during the last half of the Fund's taxable year, directly or indirectly by five or fewer individuals. For this purpose, the term “individual” includes pension trusts, private foundations and certain other tax-exempt trusts. If a Fund becomes a personal holding company, it may be subject to a tax of 20% on all its investment income and on any net short-term gains not distributed to shareholders on or before the fifteenth day of the third month following the close of the Fund's taxable year. In addition, a Fund's status as a personal holding company may also limit the ability of the Fund to
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distribute dividends with respect to a taxable year in a manner qualifying for the dividends-paid deduction subsequent to the end of the taxable year and will prevent the Fund from using tax equalization (as described below). Each Fund intends to distribute all of its income and gain in timely manner such that it will not be subject to an income tax or an otherwise applicable personal holding company tax, but there can be no assurance that the Fund will be successful in doing so each year. Each Fund is currently treated as a personal holding company.
Tax Equalization
Under current law, if a Fund is not treated as a personal holding company for U.S. federal income tax purposes, the Fund is permitted to treat on its tax return as dividends paid the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders' portion of the Fund's accumulated earnings and profits. This practice, called tax “equalization,” reduces the amount of income and/or gains that the Fund is required to distribute as dividends to non-redeeming shareholders. Tax equalization is not available to the Funds because of their current status as personal holding companies, which may result in a Fund being required to distribute a greater amount to non-redeeming shareholders in the form of dividends to avoid a fund-level federal income or excise tax or to qualify as a RIC than the Fund would have distributed were it not a personal holding company, including in particular, in the event of a redemption by a large shareholder.
Foreign Taxation
A Fund's income, proceeds and gains from sources within foreign countries may be subject to non-U.S. withholding or other taxes, which will reduce the yield on those investments. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, at the close of a Fund's taxable year, more than 50% of the assets of the Fund consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction (but not both) on their income tax returns for their pro rata portions of qualified taxes paid by a Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by such Fund. A shareholder's ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a Fund is subject to certain limitations imposed by the Code, which may result in the shareholder's not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. If a Fund does not qualify for or does not make such election, shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund's taxable income.
If at the close of each quarter of its taxable year, at least 50% of the total assets of a Fund consists of interests in other RICs such Fund will be a “qualified fund of funds.” In that case, the Fund is permitted to elect to pass through to its shareholders foreign income and other similar taxes paid by the Fund in respect of foreign securities held directly by the Fund or by the underlying RIC in which it invests that itself elected to pass such taxes through to shareholders, so that shareholders of the Fund will be eligible to claim a tax credit or deduction for such taxes. However, even if a Fund qualifies to make such election for any year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Under certain circumstances, if a Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Fund Shares could be affected or any foreign tax credits or deductions passed through to shareholders in respect of the Fund's foreign taxes for the current year could be reduced.
Backup Withholding
A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.
Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.
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Tax-Exempt Shareholders
Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally constitute UBTI when distributed to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).
A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund's investment company taxable income (after taking into account deductions for dividends paid by the Fund).
In addition, special tax consequences apply to CRTs that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a RIC that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a RIC that recognizes “excess inclusion income,” then the RIC will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in a Fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in each Fund.
Redemptions and Exchanges
Redemptions and exchanges of each Fund's shares are taxable events and, accordingly, shareholders may realize gain or loss on these transactions. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. Further, all or a portion of any loss realized upon a taxable disposition of Fund shares generally will be disallowed under the Code's “wash sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
Upon the redemption or exchange of shares of a Fund, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Funds' prospectuses for more information.
Tax Shelter Reporting
Under Treasury regulations, if a shareholder recognizes a loss of at least $2 million in any single taxable year or $4 million in any combination of taxable years for an individual shareholder or at least $10 million in any single taxable year or $20 million in any combination of taxable years for a corporate shareholder (or a greater loss over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
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Non-U.S. Shareholders
Non-U.S. shareholders in a Fund should consult their tax advisors concerning the tax consequences of ownership of shares in the Fund. Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.
In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by a Fund in a written notice to shareholders.
The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests (“USRPIs”) as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (i) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (ii) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (iii) that is within certain foreign countries that have inadequate information exchange with the United States, or (iv) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation.
If a Fund invests in a RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. A RIC is permitted to report such parts of its dividends as are eligible to be treated as interest-related or short-term capital gain dividends, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.
Foreign shareholders should contact their intermediaries regarding the application of withholding rules to their accounts.
Distributions by a Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).
A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (a) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (b) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (c) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the foreign shareholder's sale of shares of the Fund (as described below).
Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign person within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.
Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation's USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property
73

and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE. If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.
If a Fund were a QIE under a special “look-through” rule, any distributions by the Fund to a foreign shareholder attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund, would retain their character as gains realized from USRPIs in the hands of the Fund's foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder's current and past ownership of the Fund. Each Fund generally does not expect that it will be a QIE.
Foreign shareholders of a Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and –payment obligations discussed above through the sale and repurchase of Fund shares.
Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in a Fund.
In order for a foreign shareholder to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from back-up withholding, the foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute form). Non-U.S. investors in a Fund should consult their tax advisers in this regard.
Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.
A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax on income referred to above.
Shareholder Reporting Obligations With Respect To Foreign Bank and Financial Accounts
Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund by vote or value could be required to report annually their “financial interest” in the Fund's “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor, and persons investing in a Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.
Other Reporting and Withholding Requirements
Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends a Fund pays. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends and interest-related dividends).
Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor's own situation, including investments through an intermediary.
74

General Considerations
The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific U.S. federal income tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local, foreign, and other tax laws and any proposed tax law changes.
Underwriter
SSGA FD serves as the Funds' distributor pursuant to the Distribution Agreement by and between SSGA FD and the Trust. Pursuant to the Distribution Agreement, Service Class shares of the Funds pay SSGA FD fees under the Rule 12b-1 Plan in effect for the Funds. For a description of the fees paid to SSGA FD under the Rule 12b-1 Plan, see “Shareholder Servicing and Distribution Plans,” above. SSGA FD is not obligated to sell any specific number of shares and will sell shares of a Fund on a continuous basis only against orders to purchase shares. The principal business address of SSGA FD is One Congress Street, Boston, MA 02114.
Financial Statements
The audited financial statements for the fiscal year ended September 30, 2025 for the Funds are included in the Trust's Form N-CSR filing, which was filed with the SEC on December 5, 2025 (SEC Accession No. 0001193125-25-308979), and are incorporated into this SAI by reference. Each Fund's Form N-CSR is available, without charge, upon request, by calling (800) 242-0134 or through the Trust's website at www.statestreet.com/im.
75

APPENDIX A
RATINGS OF DEBT INSTRUMENTS
MOODY'S INVESTORS SERVICE, INC. (“MOODY'S”)
GLOBAL LONG-TERM RATING SCALE
Ratings assigned on Moody's global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
*
By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
GLOBAL SHORT-TERM RATING SCALE
Ratings assigned on Moody's global short-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
P-1: Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2: Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3: Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P GLOBAL RATINGS (“S&P”)
ISSUE CREDIT RATING DEFINITIONS
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings' view of the obligor's capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.
LONG-TERM ISSUE CREDIT RATINGS*
AAA: An obligation rated ‘AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.
AA: An obligation rated ‘AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.
A: An obligation rated ‘A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is strong.
BBB: An obligation rated ‘BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity to meet its financial commitments on the obligation.
BB; B; CCC; CC; and C: Obligations rated ‘BB', ‘B', ‘CCC', ‘CC', and ‘C' are regarded as having significant speculative characteristics. ‘BB' indicates the least degree of speculation and ‘C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB: An obligation rated ‘BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.
B: An obligation rated ‘B' is more vulnerable to nonpayment than obligations rated ‘BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.
CCC: An obligation rated ‘CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC: An obligation rated ‘CC' is currently highly vulnerable to nonpayment. The ‘CC' rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated ‘C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D: An obligation rated ‘D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.
NR: This indicates that a rating has not been assigned or is no longer assigned.

*
Ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
SHORT-TERM ISSUE CREDIT RATINGS
A-1: A short-term obligation rated ‘A-1' is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.
A-2: A short-term obligation rated ‘A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.
A-3: A short-term obligation rated ‘A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.
B: A short-term obligation rated ‘B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C: A short-term obligation rated ‘C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D: A short-term obligation rated ‘D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation's rating is lowered to ‘D' if it is subject to a distressed debt restructuring.
FITCH RATINGS. (“FITCH”)
ISSUER DEFAULT RATINGS
Rated entities in several sectors, including financial and non-financial corporations, sovereigns, insurance companies and some sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project and public finance. IDRs opine on an entity's relative vulnerability to default including by way of a distressed debt exchange (DDE) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
AAA: Highest credit quality.
‘AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality.
‘AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality.
‘A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality.
‘BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative.
‘BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B: Highly speculative.
‘B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk.
Very low margin for safety. Default is a real possibility.
CC: Very high levels of credit risk.
Default of some kind appears probable.
C: Near default
A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C' category rating for an issuer include:
a.
the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b.
the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
c.
the formal announcement by the issuer or their agent of a distressed debt exchange;
d.
a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD: Restricted default.
‘RD' ratings indicate an issuer that in Fitch's opinion has experienced:
a.
an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but
b.
has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
c.
has not otherwise ceased operating.
This would include:
i.
the selective payment default on a specific class or currency of debt;
ii.
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
iii.
the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.
D: Default.
‘D' ratings indicate an issuer that in Fitch's opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.
SHORT-TERM RATINGS ASSIGNED TO ISSUERS AND OBLIGATIONS
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.
F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High Short-Term Default risk. Default is a real possibility.
RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA' has three notch-specific rating levels (‘AA+'; ‘AA'; ‘AA-'; each a rating level). Such suffixes are not added to ‘AAA' ratings and ratings below the 'CCC' category. For the short-term rating category of ‘F1', a ‘+' may be appended. For Viability Ratings, the modifiers “+” or “–” may be appended to a rating to denote relative status within categories from ‘AA' to ‘CCC'. For derivative counterparty ratings the modifiers “+” or “–” may be appended to the ratings within ‘AA(dcr)' to ‘CCC(dcr)' categories.

APPENDIX B – TRUST'S PROXY VOTING PROCEDURES
SSGA FUNDS
STATE STREET MASTER FUNDS
STATE STREET INSTITUTIONAL INVESTMENT TRUST
ELFUN GOVERNMENT MONEY MARKET FUND
ELFUN TAX-EXEMPT INCOME FUND
ELFUN INCOME FUND
ELFUN DIVERSIFIED FUND
ELFUN INTERNATIONAL EQUITY FUND
ELFUN TRUSTS
STATE STREET NAVIGATOR SECURITIES LENDING TRUST
STATE STREET INSTITUTIONAL FUNDS
STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC. (THE “COMPANY”)1
PROXY VOTING POLICY AND PROCEDURES
As of September 20, 2017
The Board of Trustees/Directors of the Trust/Company (each series thereof, a “Fund”) have adopted the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Trust/Company's investment portfolios.
1. Proxy Voting Policy
The policy of the Trust/Company is to delegate the responsibility for voting proxies relating to portfolio securities held by the Trust/Company to SSGA Funds Management, Inc., the Trust/Company's investment adviser (the “Adviser”), subject to the Trustees/Directors' continuing oversight.
2. Fiduciary Duty
The right to vote proxies with respect to a portfolio security held by the Trust/Company is an asset of the Trust/Company. The Adviser acts as a fiduciary of the Trust/Company and must vote proxies in a manner consistent with the best interest of the Trust/Company and its shareholders.
3. Proxy Voting Procedures
A. At least annually, the Adviser shall present to the Boards of Trustees/Directors its policies, procedures and other guidelines for voting proxies (“Policy”) and the policy of any Sub-adviser (as defined below) to which proxy voting authority has been delegated (see Section 9 below). In addition, the Adviser shall notify the Trustees/Directors of material changes to its Policy or the policy of any Sub-adviser promptly and not later than the next regular meeting of the Board of Trustees/Directors after such amendment is implemented.
B. At least annually, the Adviser shall present to the Boards of Trustees/Directors its policy for managing conflicts of interests that may arise through the Adviser's proxy voting activities. In addition, the Adviser shall report any Policy overrides involving portfolio securities held by a Fund to the Trustees/Directors at the next regular meeting of the Board of Trustees/Directors after such override(s) occur.
C. At least annually, the Adviser shall inform the Trustees/Director that a record is available with respect to each proxy voted with respect to portfolio securities of the Trust/Company during the year. Also see Section 5 below.
4. Revocation of Authority to Vote
The delegation by the Trustees/Directors of the authority to vote proxies relating to portfolio securities of the Trust/Company may be revoked by the Trustees/Directors, in whole or in part, at any time.
____________
1
Unless otherwise noted, the singular term “Trust/Company” used throughout this document means each of SSGA Funds, State Street Master Funds, State Street Institutional Investment Trust, State Street Navigator Securities Lending Trust, Elfun Government Money Market Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun Diversified Fund, Elfun International Equity Fund, Elfun Trusts, State Street Institutional Funds, and State Street Variable Insurance Series Funds, Inc.
B-1

5. Annual Filing of Proxy Voting Record
The Adviser shall provide the required data for each proxy voted with respect to portfolio securities of the Trust/Company to the Trust/Company or its designated service provider in a timely manner and in a format acceptable to be filed in the Trust/Company's annual proxy voting report on Form N-PX for the twelve-month period ended June 30. Form N-PX is required to be filed not later than August 31 of each year.
6. Retention and Oversight of Proxy Advisory Firms
A. In considering whether to retain or continue retaining a particular proxy advisory firm, the Adviser will ascertain whether the proxy advisory firm has the capacity and competency to adequately analyze proxy issues, act as proxy voting agent as requested, and implement the Policy. In this regard, the Adviser will consider, at least annually, among other things, the adequacy and quality of the proxy advisory firm's staffing and personnel and the robustness of its policies and procedures regarding its ability to identify and address any conflicts of interest. The Adviser shall, at least annually, report to Boards of Trustees/Directors regarding the results of this review.
B. The Adviser will request quarterly and annual reporting from any proxy advisory firm retained by the Adviser, and hold ad hoc meetings with such proxy advisory firm, in order to determine whether there has been any business changes that might impact the proxy advisory firm's capacity or competency to provide proxy voting advice or services or changes to the proxy advisory firm's conflicts policies or procedures. The Adviser will also take reasonable steps to investigate any material factual error, notified to the Adviser by the proxy advisory firm or identified by the Adviser, made by the proxy advisory firm in providing proxy voting services.
7. Periodic Sampling
The Adviser will periodically sample proxy votes to review whether they complied with the Policy. The Adviser shall, at least annually, report to the Boards of Trustees/Directors regarding the frequency and results of the sampling performed.
8. Disclosures
A.
The Trust/Company shall include in its registration statement:
1. A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and
1. A statement disclosing that information regarding how the Trust/Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust/Company's toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission's (the “SEC”) website.
B.
The Trust/Company shall include in its Form N-CSR filings to shareholders:
1. A statement disclosing that a description of the policies and procedures used by or on behalf of the Trust/Company to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trust/Company's toll-free telephone number; through a specified Internet address, if applicable; and on the SEC's website; and
2. A statement disclosing that information regarding how the Trust/Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust/Company's toll-free telephone number; or through a specified Internet address; or both; and on the SEC's website.
9. Sub-Advisers
For certain Funds, the Adviser may retain investment management firms (“Sub-advisers”) to provide day-to-day investment management services to the Funds pursuant to sub-advisory agreements. It is the policy of the Trust/Company that the Adviser may delegate proxy voting authority with respect to a Fund to a Sub-adviser. Pursuant to such delegation, a Sub-adviser is authorized to vote proxies on behalf of the applicable Fund or Funds for which it serves as sub-adviser, in accordance with the Sub-adviser's proxy voting policies and procedures.
10. Review of Policy
The Trustees/Directors shall review this policy to determine its continued sufficiency as necessary from time to time.
B-2

APPENDIX C - ADVISER'S AND SUB-ADVISERS' PROXY VOTING PROCEDURES AND GUIDELINES
Adviser's Proxy Voting Policies and Procedures

March 2025
Global Proxy Voting and Engagement Policy
State Street Global Advisors is the investment management arm of State Street Corporation, a leading provider of financial services to institutional investors. As an asset manager, State Street Global Advisors votes its clients' proxies where the client has delegated proxy voting authority to it, and State Street Global Advisors votes these proxies and engages with companies in the manner that we believe will most likely protect and promote the long-term economic value of client investments, as described in this document.1
When engaging with and voting proxies with respect to the portfolio companies in which we invest our clients' assets, we do so on behalf of and in the best interests of the client accounts we manage and do not seek to change or influence control of any such portfolio companies. The State Street Global Advisors Global Proxy Voting and Engagement Policy (the “Policy”) contains certain policies that State Street Global Advisors will only apply in jurisdictions where permitted by local law and regulations. State Street Global Advisors will not apply any policies contained herein in any jurisdictions where State Street Global Advisors believes that implementing or following such policies would be deemed to constitute seeking to change or influence control of a portfolio company.
Introduction
At State Street Global Advisors, we take our fiduciary duties as an asset manager very seriously. Our primary fiduciary obligation to our clients is to maximize the long-term value of their investments. State Street Global Advisors focuses on risks and opportunities that may impact long-term value creation for our clients. We rely on the elected representatives of the companies in which we invest — the board of directors — to oversee these firms' strategies. We expect effective independent board oversight of the material risks and opportunities to a firm's business and operations. We believe that appropriate consideration of these risks and opportunities is an essential component of a firm's long-term business strategy, and expect boards to actively oversee the management of this strategy.
Our Asset Stewardship Program
State Street Global Advisors' Asset Stewardship Team is responsible for developing and implementing this Policy, the implementation of third-party proxy voting guidelines where applicable, case-by-case voting items, issuer engagement activities, and research and analysis of corporate governance issues and proxy voting items. The Asset Stewardship Team's activities are overseen by our internal governance body, State Street Global Advisors' Global Fiduciary and Conduct Committee (“GFCC”). The GFCC is responsible for reviewing State Street Global Advisors' stewardship strategy, engagement priorities, the Policy, and for monitoring the delivery of voting objectives.
In order to facilitate the execution of our proxy votes, we retain Institutional Shareholder Services Inc. (“ISS”). We utilize ISS to: (1) act as our proxy voting agent (providing State Street Global Advisors with vote execution and administration services), (2) assist in applying the Policy, and (3) provide research and analysis relating to general corporate governance issues and specific proxy items. State Street Global Advisors does not follow the voting recommendations of any policy offered by ISS or any other proxy voting policy provider in implementing the Policy.
All voting decisions and engagement activities for which State Street Global Advisors has been given voting discretion are undertaken in accordance with this Policy, ensuring that the interests of our clients remain the sole consideration when discharging our stewardship responsibilities. Exceptions to this policy include the use of an independent third party to vote on State Street Corporation (“State Street”) stock and the stock of other State Street affiliated entities, to mitigate a

1
This Policy is applicable to SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other investment advisory affiliates of State Street Corporation.

conflict of interest of voting on our parent company or affiliated entities, and other situations where we believe we may be conflicted from voting (for example, stock of a public company for which a State Street director also serves as a director, or due to an outside business interest). In such cases, delegated third parties exercise vote decisions based on their independent voting policy.
We aim to vote at all shareholder meetings where our clients have given us the authority to vote their shares and where it is feasible to do so. However, when we deem appropriate, we may refrain from voting at meetings in cases where:
•Power of attorney documentation is required.
•Voting would have a material impact on our ability to trade the security.
•Voting is not permissible due to sanctions affecting a company or individual.
•Issuer-specific special documentation is required or various market or issuer certifications are required.
•Certain market limitations would prohibit voting (e.g., partial/split voting prohibitions or residency restrictions).
•Unless a client directs otherwise in so-called “share blocking” markets (markets where proxy voters have their securities blocked from trading during the period of the annual meeting).
Additionally, we are unable to vote proxies when certain custodians used by our clients do not offer proxy voting in a jurisdiction or when they charge a meeting-specific fee in excess of the typical custody service agreement.
Voting authority attached to certain securities held by State Street Global Advisors pooled funds may be delegated to an independent third party as required by regulatory or other requirements. Under such arrangements, voting will be conducted by the independent third party pursuant to its proxy voting policy and not pursuant to this Policy.
The State Street Global Advisors Proxy Voting Choice Program
In addition to the option of delegating proxy voting authority to State Street Global Advisors pursuant to this Policy, clients may alternatively choose to participate in the State Street Global Advisors Proxy Voting Choice Program (the “Proxy Voting Choice Program”), which empowers clients to direct the proxy voting of shares held by the eligible fund or segregated account they own. Clients that participate in the Proxy Voting Choice Program have the option of selecting a third-party proxy voting guideline from the policies included in the Proxy Voting Choice Program to apply to the vote of the client's pro rata share of the securities held by the eligible fund or segregated account they own. This Policy does not apply to shares voted under the Proxy Voting Choice Program.
Securities Not Voted Pursuant to the Policy
Where clients have asked State Street Global Advisors to vote the client's shares on their behalf, including where a pooled fund fiduciary has delegated the responsibility to vote the fund's securities to State Street Global Advisors, State Street Global Advisors votes those securities in a unified manner, consistent with the principles described in this Policy. Exceptions to this unified voting policy are: (1) where State Street Global Advisors has made its Proxy Voting Choice Program available to its separately managed account clients and investors within a fund managed by State Street Global Advisors, in which case a pro rata portion of shares held by the fund or segregated account attributable to clients who choose to participate in the Proxy Voting Choice Program will be voted consistent with the third-party proxy voting guidelines selected by the clients, (2) where a pooled investment vehicle managed by State Street Global Advisors utilizes a third party proxy voting guideline as set forth in that fund's organizational and/or offering documents, and (3) where voting authority with respect to certain securities held by State Street Global Advisors pooled funds may be delegated to an independent third party as required by regulatory or other requirements. With respect to such funds and separately managed accounts utilizing third-party proxy voting guidelines, the terms of the applicable third-party proxy voting guidelines shall apply in place of the Policy described herein and the proxy votes implemented with respect to such a fund or account may differ from and be contrary to the votes implemented for other portfolios managed by State Street Global Advisors pursuant to this Policy.
Regional Nuances
When voting and engaging with companies, we may consider market-specific nuances that may be relevant to that company. We expect companies to observe the relevant laws and regulations of their respective markets, as well as country-specific best practice guidelines and corporate governance codes, and to publicly disclose their level of compliance with the applicable provisions and requirements. Except where specified, this Policy applies globally.

Our Proxy Voting and Engagement Principles
State Street Global Advisors' proxy voting and engagement program focuses on three broad principles:
1.
Effective Board Oversight: We believe that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. In order to carry out their primary responsibilities, directors undertake activities that include setting strategy and providing guidance on strategic matters, selecting the CEO and other senior executives, overseeing executive management, creating a succession plan for the board and management, and providing effective oversight of material risks and opportunities relevant to their business. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.
We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We believe independent directors are crucial to good corporate governance; they help management establish sound corporate governance policies and practices. We believe a sufficiently independent board is key to effectively monitoring management, maintaining appropriate governance practices, and performing oversight functions necessary to protect shareholder interests. We also believe the right mix of skills, independence, diversity, and qualifications among directors provides boards with the knowledge and experience to manage risks and operating structures that are often complex and industry-specific.
2.
Disclosure: It is important for shareholders to receive timely and accurate reporting of a company's financial performance and strategy so that they are able to assess both the value and risk of their investment. In addition to information related to strategy and performance, companies should also provide disclosure relating to their approach to corporate governance and shareholder rights. Such information allows investors to determine whether their economic interests have been safeguarded by the board and provides insights into the quality of the board's oversight of management. Ultimately, the board of directors is accountable for the oversight and disclosure of the material risks and opportunities faced by the company.
3.
Shareholder Protection: State Street Global Advisors believes it is in the best interest of shareholders for companies to have appropriate shareholder rights and accountability mechanisms in place. As a starting place for voting rights, it is necessary for ownership rights to reflect one vote for one share to ensure that economic interests and proxy voting power are aligned. This share structure best supports the shareholders' right to exercise their proxy vote on matters that are important to the protection of their investment, such as share issuances and other dilutive events, authorization of strategic transactions, approval of a shareholder rights plan, and changes to the corporate bylaws or charter, among others. In terms of accountability to shareholders and appropriate checks and balances, we believe there should be annual elections of the full board of directors.
Application of Principles
These three principles of effective board oversight, disclosure and shareholder protection apply across all of State Street Global Advisors' proxy voting decisions. When voting at portfolio companies in different markets, State Street Global Advisors may apply the principles in ways that are specific to a given market based on factors such as availability of data, resources, disclosure practices, and size of holdings in our clients' accounts.
Shareholder Proposals
When voting our clients' proxies, we may be presented with shareholder proposals at portfolio companies that must be evaluated on a case-by-case basis and in accordance with the principles set forth above. For proposals related to commonly requested disclosure topics, we have developed the criteria found in Appendix A to assess the effectiveness of disclosure on such topics in connection with these types of proposals.
Engagement
We conduct engagements with individual issuers to communicate the principles set forth in this Policy and to learn more about companies' strategy, board oversight and disclosure practices. We do not seek to change or influence control of any portfolio company through these engagements. In addition, we encourage issuers to increase the amount of direct communication board members have with shareholders. We believe direct communication with executive board members and independent non- executive directors is critical to helping companies understand shareholder concerns.

Section I. Effective Board Oversight
Director Independence
We believe independent directors are crucial to good corporate governance; they help management establish sound corporate governance policies and practices. We have developed criteria for determining director independence, which vary by region and/or local jurisdiction. These criteria generally follow relevant listing standards, local regulatory requirements and/or local market practice standards. Such criteria may include:
•Participation in related-party transactions or other material business relations with the company
•Employment history with the company
•Status as founder or member of the founding family
•Government representative
•Excessive tenure and preponderance of long-tenured directors
•Relations with significant shareholders
•Close family ties with any of the company's advisers, directors or senior employees
•Cross-directorships
•Receipt of non-board related compensation from the issuer, its auditors or advisors
•Company's own classification of a director as non-independent
In some cases, State Street Global Advisors' criteria may be more rigorous than applicable local or listing requirements.
Majority Independent Board
We believe a sufficiently independent board is key to effectively monitoring management, maintaining appropriate governance practices, and performing oversight functions necessary to protect shareholder interests.
Separation of Chair/CEO
Our primary focus is to ensure there is strong independent leadership of the board, in accordance with the principles discussed above. We generally believe the board is best placed to choose the governance structure that is most appropriate for that company.
Board Committees
We believe that board committees are crucial to robust corporate governance and should be composed of a sufficient number of independent directors. We use the same criteria for determining committee independence as we do for determining director independence, which varies by region and/or local jurisdiction. Although we recognize that board structures may vary by jurisdiction, where a board has established an audit committee and/or compensation/remuneration committee, we generally expect the committee to be primarily, and in some cases, fully independent.
Refreshment and Tenure
We believe that average board tenure should generally align with the length of the business cycle of the respective industry in which a company operates. In assessing excessive tenure, we consider factors such as the preponderance of long tenured directors, board refreshment practices, classified board structures and the business cycle for the industry in which a company operates.
Director Time Commitments
We believe a company's nominating committee is best placed to determine appropriate time commitments for the company's directors. We consider if a company publicly discloses its director time commitment policy (e.g., within corporate governance guidelines, proxy statement, annual report, company website, etc.) and if this policy or associated disclosure outlines the factors that the nominating committee considers to assess director time commitments during the annual policy review process.

Board Composition
We believe effective board oversight of a company's long-term business strategy necessitates a diversity of backgrounds, experiences, and perspectives, which may include a range of characteristics such as skills, gender, race, ethnicity, and age. By having a critical mass of diverse perspectives, boards could experience the benefits that may lead to innovative ideas and foster more robust conversations about a company's strategy.
We recognize that many factors may influence board composition, including board size, geographic location, and local regulations, among others. Further, we believe that a robust nominating and governance process is essential to achieving a board composition that is designed to facilitate effective, independent oversight of a company's long-term strategy. We believe nominating committees are best placed to determine the most effective board composition and we encourage companies to ensure that there are sufficient levels of diverse experiences and perspectives represented in the boardroom.
Board Expertise
We believe board members should have adequate skills to provide effective oversight of corporate strategy, operations, and risks, including sustainability-related issues.
Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues, such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint. We believe nominating committees are best positioned to evaluate the skillset and expertise of both existing and prospective board members. However, we may take such considerations into account in certain circumstances.
Board Accountability
Oversight of Strategy and Risk
We believe that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards to have discretion regarding the ways in which they provide oversight in this area. However, we expect companies to disclose how the board provides oversight of its risk management system and risk identification. Boards should also review existing and emerging risks that evolve in tandem with the changing political and economic landscape or as companies diversify or expand their operations into new areas.
As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively manage and assess the risk of our clients' portfolios, we expect our portfolio companies to manage risks and opportunities that are material and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders.
When evaluating a board's oversight of risks and opportunities, we assess the following factors, based on disclosures by, and engagements with, portfolio companies:
1.
Oversees Long-term Strategy
–Articulates the material risks and opportunities and how those risks and opportunities fit into the firm's long-term business strategy
–Regularly assesses the effectiveness of the company's long-term strategy, and management's execution of this strategy
2.
Demonstrates an Effective Oversight Process
–Describes which committee(s) have oversight over specific risks and opportunities, as well as which topics are overseen and/or discussed at the full-board level
–Includes risks and opportunities in board and/or committee agendas, and articulates how often specific topics are discussed at the committee and/or full- board level
–Utilizes KPIs or metrics to assess the effectiveness of risk management processes
–Engages with key stakeholders including employees and investors
3.
Ensures Effective Leadership
–Holds management accountable for progress on relevant metrics and targets

–Integrates necessary skills and perspectives into the board nominating and executive hiring processes, and provides training to directors and executives on topics material to the company's business or operations
–Conducts a periodic effectiveness review
4.
Ensures Disclosures of Material Information
–Ensures publication of relevant disclosures, including those regarding material topics
Compliance with Corporate Governance Principles
Our minimum expectation is that companies will comply with their respective market governance codes and/or stewardship principles. Issuers are encouraged to provide explanations of their level of compliance with their local market code and why their preferred governance structure (if not compliant with the code) serves shareholders' long-term interests.
We will review governance practices at companies in selected indexes for their adherence to market governance codes and/or stewardship principles.
Proxy Contests
We believe nominating committees that are comprised of independent directors are best placed to assess which individuals are adequately equipped with the skills and expertise to fulfill the duties of board members, and to act as effective fiduciaries.
While our default position is to support the committees' judgement, we consider the following factors when evaluating dissident nominees:
•Strategy presented by dissident nominees versus that of current management, as overseen by the incumbent board
•Effectiveness, quality, and experience of the management slate
•Material governance failures and the level of responsiveness to shareholder concerns and market signals by the incumbent board
•Quality of disclosure and engagement practices to support changes to shareholder rights, capital allocation and/or governance structure
•Company performance and, if applicable, the merit of a recovery plan
•Expertise of board members with respect to company industry and strategy
Board Oversight of Geopolitical Risk
As stewards of our clients' assets, we are aware of the financial risks associated with geopolitical risk, including risks arising from unexpected conflict between or among nations. We expect portfolio companies that may be impacted by geopolitical risk to:
•Manage and mitigate risks related to operating in impacted markets, which may include financial, sanctions-related, regulatory, and/or reputational risks, among others;
•Strengthen board oversight of these efforts; and
•Describe these efforts in public disclosures.
Compensation and Remuneration
We consider it the board's responsibility to determine the appropriate level of executive compensation. Despite the differences among the possible types of plans and awards, there is a simple underlying philosophy that guides our analysis of executive compensation: we believe that there should be a direct relationship between executive compensation and company performance over the long term.
Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of various remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, as well as with corporate strategy and performance.
For example, criteria we may consider include the following:
•Overall quantum relative to company performance
•Vesting periods and length of performance targets
•Mix of performance, time and options-based stock units

•Use of special grants and one-time awards
•Retesting and repricing features
•Disclosure and transparency
Board Meeting Attendance
We expect directors to attend at least 75 percent of board meetings in the last financial year or provide an appropriate explanation for why they were unable to meet this attendance threshold.
Section II. Disclosure
It is important for shareholders to receive timely and accurate reporting of a company's financial performance and strategy so that they are able to assess both the value and risk of their investment. In addition to information related to strategy and performance, companies should provide disclosure relating to their approach to corporate governance and shareholder rights. Such information allows investors to determine whether their financial interests have been protected by the board and provides insights into the board's oversight of management. Ultimately, the board of directors is accountable for the oversight and disclosure of the material risks and opportunities faced by the company.
Reporting
Financial Statements
We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for investment analysis. We expect external auditors to provide assurance of a company's financial condition.
Sustainability-related Disclosures
We believe in the importance of effective risk management and governance of issues that are material to a company. This may include sustainability-related risks and opportunities where a company has identified such risks and opportunities as material to its business. Such disclosure allows shareholders to effectively assess companies' oversight, strategy, and business practices related to these sustainability issues identified as material.
We look to companies to provide disclosure on sustainability-related risks and opportunities relevant to their businesses in line with applicable local regulatory requirements and any voluntary standards and frameworks adopted by the company.
Climate-related Disclosures
We believe that managing climate-related risks and opportunities is a key element in maximizing long-term risk-adjusted returns for our clients. As a result, we have a longstanding commitment to enhancing investor-useful disclosure related to this topic.
For companies that have identified climate risk as material to their business, we expect the company to provide disclosure on climate-related risks and opportunities relevant to their businesses in line with applicable local regulatory requirements and any voluntary standards and frameworks adopted by the company.
•We encourage the disclosure of Scope 1 and Scope 2 emissions and related targets. However, State Street Global Advisors is not prescriptive in how a company sets its targets. We expect companies that have adopted net zero ambitions to disclose interim climate targets. In each case, if a company chooses not to disclose any climate targets, we expect the company to provide an explanation of how the company measures and monitors progress on managing climate-related risks and opportunities.
•We do not expect any company to set Scope 3 targets. We encourage companies to identify and disclose the most relevant categories of Scope 3 emissions. However, we recognize that Scope 3 emissions estimates have a high degree of uncertainty. Therefore, if a company determines that categories of Scope 3 emissions are impracticable to estimate, we encourage the company to explain the relevant limitations. We also encourage companies to explain any efforts to address Scope 3 emissions, such as engagement with suppliers, customers, or other stakeholders across the value chain, where relevant.
Say-on-Climate Proposals
While we generally believe in the importance of effective disclosure of climate-related risks a company has deemed material to its business, we do not endorse annual advisory climate votes. Where management chooses to include a Say-on-Climate vote, we assess the company's climate-related disclosure in accordance with the criteria listed in Appendix A.
Board and Workforce Demographics
We expect disclosure on the composition of both the board and workforce.

Section III. Shareholder Protection
Capital
Share Capital Structure
The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to a shareholder's ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. Altering the capital structure of a company is a critical decision for boards. When making such a decision, we believe the company should disclose a comprehensive business rationale that is consistent with corporate strategy and not overly dilutive to its shareholders.
Our approach to share capital structure matters may vary by local market and jurisdiction, due to regional nuances. Such proposals may include:
•Increase in Authorized Common Shares
•Increase in Authorized Preferred Shares
•Unequal Voting Rights
•Share Repurchase Programs
Dividend Payouts (Japan Only)
For Japanese issuers, we are generally supportive of dividend payouts that constitute 30 percent or more of net income; however we consider whether the payment may damage the company's long-term financial health.
Reorganization, Mergers and Acquisitions
The reorganization of the structure of a company or mergers often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.
We expect proposals to be in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company's operations.
We evaluate mergers and structural reorganizations on a case-by-case basis and expect transactions to maximize shareholder value. Some of the considerations include the following:
•Offer premium
•Strategic rationale
•Board oversight of the process for the recommended transaction, including director and/or management conflicts of interest
•Offers made at a premium and where there are no other higher bidders
•Offers in which the secondary market price is substantially lower than the net asset value
We also consider the following:
•Offers with potentially damaging consequences for minority shareholders because of illiquid stock
•Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders
•The current market price of the security exceeds the bid price at the time of voting
Related-Party Transactions
Some companies have a controlled ownership structure and complex cross- shareholdings between subsidiaries and parent companies (“related companies”). Such structures may result in the prevalence of related-party transactions between the company and its various stakeholders, such as directors and management, subsidiaries and shareholders. In markets where shareholders are required to approve such transactions, we expect companies to disclose details of the transaction, such as the nature, the value and the purpose of such a transaction. We also believe independent directors should ratify such transactions. Further, we believe companies should describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.
Cross-Shareholdings (Japan Only)
“Cross-shareholdings” are a long-standing feature of the balance sheets of many Japanese companies, but, in our view, can be detrimental for corporate governance practices and ultimately shareholder returns.

Shareholder Rights
Proxy Access
In general, we believe that proxy access is a fundamental right and an accountability mechanism for all long-term shareholders. We consider proposals relating to proxy access on a case-by-case basis and consider a balance between providing long-term shareholders accountability while preserving flexibility for management to design a process that is appropriate for the company's circumstances.
Vote Standards
•Annual Elections: We believe the establishment of annual elections of the board of directors is appropriate. We also consider the overall level of board independence and the independence of the key committees, as well as the existence of a shareholder rights plan.
•Majority Voting: We believe a majority vote standard based on votes cast for the election of directors is appropriate.
Shareholder Meetings
•Special Meetings and Written Consent: We believe the ability for shareholders to call special meetings, as well as act by written consent is appropriate. We believe an appropriate threshold for both calling a special meeting and acting by written consent can be 25% of outstanding shares or less.
•Notice Period to Convene a General Meeting: We expect companies to give as much notice as is practicable when calling a general meeting, generally at least 14 days.
•Virtual/Hybrid Shareholder Meetings: We believe the right to hold shareholder meetings in a virtual or hybrid format is appropriate with the following best practices:
–Afford virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders
–Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders
–Provide a written record of all questions posed during the meeting, and
–Comply with local market laws and regulations relating to virtual and hybrid shareholder meeting practices
In evaluating these proposals we also consider the operating environment of the company, including local regulatory developments and specific market circumstances impacting virtual meeting practices.
Governance Documents & Miscellaneous Items
Article Amendments
We believe amendments to company bylaws that may negatively impact shareholder rights (such as fee-shifting, forum selection, and exclusion service bylaws) should be put to a shareholder vote.
We believe a majority voting standard is generally appropriate.
We generally believe companies should have a fixed board size, or designate a range for the board size.
Anti-Takeover Issues
Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer to make an offer, or to reduce the likelihood of a successful offer. We generally believe shareholders should have the right to vote on reasonable offers. Our approach to anti-takeover issues may vary by local market and jurisdiction, due to regional nuances.
Accounting and Audit-Related Issues
Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have independent non-executive directors designated as members.
We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for investment analysis. As a result, board oversight of the internal controls and the independence of the audit process are essential if investors are to rely upon financial statements. It is important for the audit committee to appoint external auditors who are independent from management as we expect auditors to provide assurance of a company's financial condition.

State Street Global Advisors believes that a company's external auditor is an essential feature of an effective and transparent system of external independent assurance. Shareholders should be given the opportunity to vote on their (re-)appointment at the annual meeting. When appointing external auditors and approving audit fees, we will take into consideration the level of detail in company disclosures.
In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.
We believe a company should be able to discharge its auditors in the absence of pending litigation, governmental investigation, charges or fraud or other indication of significant concern. Further, we believe that auditors should attend the annual meeting of shareholders.
Indemnification and Liability
Generally, we believe directors should be able to limit their liability and/or expand indemnification and liability protection if a director has not acted in bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
Section IV. Shareholder Proposals
We believe that company boards do right by investors and are responsible for overseeing strategy and company management. Towards that end, we generally do not support shareholder proposals that appear to impose changes to business strategy or operations, such as increasing or decreasing investment in certain products or businesses or phasing out a product or business line or if it is not a topic that the company has deemed to be material in their public disclosure documents.
When assessing shareholder proposals, we fundamentally consider whether the adoption of the resolution would promote long-term shareholder value in the context of our core governance principles:
1.
Effective board oversight
2.
Quality disclosure
3.
Shareholder protection
We will consider supporting a shareholder proposal if:
•the request is focused on enhanced disclosure of the company's governance and/or risk oversight
•the adoption of the request would protect our clients' interests as minority shareholders; or
•for common proposal topics for which we have developed assessment criteria, the extent to which the request satisfies the criteria found in Appendix A.
Section V. Engagement
As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with portfolio companies. Our stewardship prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate risks in our client's portfolios. Through engagement, we aim to build long-term relationships with the issuers in which we invest on behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. We do not seek to change or influence control of any portfolio company through engagement.
Equity Engagements
In general, there are three types of engagements that State Street Global Advisors may hold on behalf of equity holders:
1.
Engagements with Portfolio Companies in Connection with a Ballot Item or Other Topic In our Policy: Engagements held with portfolio companies to discuss a ballot item, event or other established topic found in our Policy. Such engagements generally, but not necessarily, occur during “proxy season.” They may be held at the request of State Street Global Advisors or the portfolio company.

2.
Off-Season Engagement at the Request of a Portfolio Company: From time- to-time, portfolio companies may seek to engage with State Street Global Advisors in the ‘off-season' to discuss a particular topic.
3.
Off-Season Proactive Engagement Campaigns: Each year, State Street Global Advisors will identify thematic engagement campaigns on important topics for which we are seeking more information to potentially inform our future voting positions.
Fixed Income Engagements
From time-to-time, certain corporate action election events, reclassifications or other changes to the investment terms of debt holdings may occur or an issuer may seek to engage with State Street Global Advisors to discuss matters pertaining to the debt instruments that State Street Global Advisors holds on behalf of its clients. In such instances, State Street Global Advisors may engage with the issuer to obtain further information about the matter for purposes of its investment decision making. Such engagements are the responsibility of the Fixed Income portfolio management team, but may be supported by State Street Global Advisors' Asset Stewardship Team. All election decisions are the responsibility of the relevant portfolio management team.
In addition, State Street Global Advisors may identify themes for engagement campaigns with issuers on topics that it believes may affect value of its clients' debt investments. State Street Global Advisors may proactively engage with portfolio companies and other issuers on these topics to help inform our views on the subject.
Where such themes align with those relating to equities, such engagements may be carried out jointly on behalf of both equity and fixed income holdings where there is mutual benefit for both asset classes. Such engagements are led by the State Street Global Advisors Asset Stewardship Team, but may also be attended by the relevant portfolio management teams.
Engaging with Other Investors Soliciting State Street Global Advisors' Votes in Connection with Contested Shareholder Meetings, Vote-No Campaigns, or Shareholder Proposals
While it may be helpful to speak to other investors that are running proxy contests, putting forth vote-no campaigns, or proposing shareholder proposals at investee companies, we limit such discussions to investors who have filed necessary documentation with regulators and engage in these discussions at our own discretion.
Our primary purpose of engaging with investors is:
1.
To gain a better understanding of their position or concerns at investee companies.
2.
In proxy contest situations:
–To assess possible director candidates where investors are seeking board representation in proxy contest situations
–To understand the investor's proposed strategy for the company and investment time horizon to assess their alignment with State Street Global Advisors' views and interests as a long-term shareholder
Any information about our vote decisions are available in this document and on our website. All requests for engagement should be sent to GovernanceTeam@ssga.com.
Section VI. Other Matters
Securities on Loan
As a responsible investor and fiduciary, we recognize the importance of balancing the benefits of voting shares and the incremental lending revenue for the pooled funds that participate in State Street Global Advisors' securities lending program (the “Funds”). Our objective is to recall securities on loan and restrict future lending until after the record date for the respective vote in instances where we believe that a particular vote could have a material impact on the Funds' long-term financial performance and the benefit of voting shares will outweigh the forgone lending income.
Accordingly, we have set systematic recall and lending restriction criteria for shareholder meetings involving situations with the highest potential financial implications (such as proxy contests and strategic transactions including mergers and acquisitions, going dark transactions, change of corporate form, or bankruptcy and liquidation). Generally, these criteria for recall and restriction for lending only apply to certain large cap indices in developed markets.

State Street Global Advisors monitors the forgone lending revenue associated with each recall to determine if the impact on the Funds' long-term financial performance and the benefit of voting shares will outweigh the forgone lending income.
Although our objective is to systematically recall securities based on the aforementioned criteria, we must receive notice of the vote in sufficient time to recall the shares on or before the record date. When we do not receive timely notice, we may be unable to recall the shares on or before the record date.
Reporting
We provide transparency for our stewardship activities through our regular client reports and relevant information reported online. We publish an annual stewardship report that provides details of our stewardship approach, engagement and voting policies, and activities during the year. The annual stewardship report is complemented by quarterly stewardship activity reports as well as the publication of thought leadership on governance and sustainability on our website. Our voting record information is available on Vote View, an interactive platform that provides relevant company details, proposal types, resolution descriptions, and records of our votes cast.
Appendix A: Assessment Criteria for Common Disclosure Topics
As outlined above, the pillars of our Asset Stewardship Program rest on effective board oversight, quality disclosure and shareholder protection. We are frequently asked to evaluate proposals on various topics, including requests for enhanced disclosure.
Where a company receives a proposal on a topic that the company has determined is material to its business, we will assess the proposal in accordance with the below criteria that we believe represent quality disclosure on commonly requested disclosure topics. In each case, in assessing the proposal against the applicable criteria, we may review the company's relevant disclosures against industry and market practice (e.g., peer disclosure, relevant frameworks, relevant industry guidance).
Climate Disclosure Criteria
For companies that have identified climate-related risks or opportunities as material to their business, we expect the company to provide disclosure on climate-related risks and opportunities relevant to their businesses in line with applicable local regulatory requirements and any voluntary standards and frameworks adopted by the company, as described in the section related to Climate-Related Disclosures above.
Additionally, where a company is among the highest emitters, we consider whether the company discloses:
•Scenario-planning on relevant risk assessment and strategic planning processes;
•The company's plans to achieve stated climate-related targets, if any, including information on timelines and expected emissions reductions; and
•Incorporation of relevant climate considerations in financial planning and/or capital allocation decisions.
Climate Transition Plan Disclosure Criteria for Companies that have Adopted a Climate Transition Plan
We do not expect or require companies to adopt net zero ambitions or join relevant industry initiatives. For companies that have adopted a net zero ambition and/or climate transition plan and that receive a related proposal, we assess the proposal against the disclosure criteria set out below. Given that climate related risks present differently across industries, our assessment of the below criteria may vary to account for best practices in specific industries.
General Climate-related Disclosures
•Description of approach to identifying and assessing climate-related risks and opportunities
•Disclosure of resilience of the company's strategy taking into consideration a range of climate-related scenarios
•Disclosure of Scope 1, Scope 2, and relevant categories of Scope 3 emissions and any assurance
Ambition
•Disclosure of long-term climate ambitions
Targets
•Disclosure of short- and/or medium-term interim climate targets

•Disclosure of alignment of climate targets with relevant jurisdictional commitments, specific temperature pathways, and/or sectoral decarbonization approaches
Decarbonization Strategy
•Disclosure of plans and actions to support stated climate targets and ambitions
•Disclosure of emissions management efforts within the company's operations and, as applicable, across the value chain
•Disclosure of carbon offsets utilization, if any
•Disclosure of the role of climate solutions (e.g., carbon capture and storage)
•Disclosure of potential social risks and opportunities related to climate transition plan, if any
Capital Allocation
•Disclosure integration of relevant climate considerations in financial planning
•Disclosure of total actual and planned capital deployed toward climate transition plan
•Disclosure of approach to assessing and prioritizing investments toward climate transition plan (e.g. marginal abatement cost curves, internal carbon pricing, if any)
Climate Policy Engagement
•Disclosure of position on climate-related topics relevant to the company's decarbonization strategy
•Disclosure of assessment of stated positions on relevant climate-related topics versus those of associations and other relevant policy-influencing entities, such as trade associations, industry bodies, or coalitions, to which the company belongs, and any efforts taken as a result of this review to address potential misalignment.
Climate Governance
•Disclosure of the board's role in overseeing climate transition plan
•Disclosure of management's role in overseeing climate transition plan
Physical Risk
•Disclosure of assessment of climate-related physical risks
•Disclosure of approach to managing identified climate-related physical risks
Stakeholder Engagement
•Disclosure of engagement with relevant internal stakeholders related to climate transition plan (e.g., workforce training, cross-functional collaboration)
•Disclosure of engagement with relevant external stakeholders related to climate transition plan (e.g., industry collaboration, customer engagement)
Methane Disclosure Criteria
Where a company has determined that methane emissions-related risks or opportunities are material to its business and has received a related shareholder proposal, we will assess the proposal in accordance with the following disclosure criteria:
•Disclosure of methane emissions detection and monitoring efforts
•An explanation of efforts to enhance measurement, reporting, and verification
•A description of the company's strategy to manage methane emissions
•Disclosure of any methane-related metrics and targets utilized

Nature-Related Disclosures: Biodiversity, Deforestation and other Land-Use, Water Management, Pollution and Waste
Where a company has determined that one or more nature-related risks and opportunities are material to its business and has received a related shareholder proposal, we will assess the proposal in accordance with the following disclosure criteria:
•Governance: Board oversight of the material nature-related risks and opportunities
•Risk Management: Approach to identifying, assessing, monitoring, and mitigating the material nature-related risks and opportunities
•Strategy: Consideration of material nature-related risks and opportunities in business strategy, resiliency, and planning
•Metrics and Targets (when relevant): Metrics used to assess, monitor, and manage nature-related risks and opportunities
Human Capital Management Disclosure Criteria
Where a company has determined that human capital management-related risks or opportunities are material to its business and has received a related shareholder proposal, we will assess the proposal in accordance with the following disclosure criteria:
•Board Oversight: Methods outlining how the board oversees human capital- related risks and opportunities;
•Strategy: Approaches to human capital management and how these advance the long-term business strategy;
•Compensation: Strategies throughout the organization that aim to attract and retain employees, and incentivize contribution to an effective human capital strategy;
•Voice: Channels to ensure the concerns and ideas from workers are solicited and acted upon, and how the workforce is engaged and empowered in the organization; and
•Workforce Demographics: Role of the board in overseeing workforce demographics efforts
Diversity Equity and Inclusion Disclosure Criteria
Where a company has determined that diversity, equity and inclusion-related risks or opportunities are material to its business and has received a related shareholder proposal, we will assess the proposal in accordance with the following disclosure criteria:
•Board Oversight: Describe how the board executes its oversight role in risks and opportunities related to diversity, equity and inclusion
•Strategy: Articulate the role that diversity, equity, and inclusion plays in the company's broader human capital management practices and long-term strategy, as well as how the company intends to implement that strategy
•Metrics: Provide disclosure on the company's global employee base and board demographics, where permitted
•Board Composition: Articulate the role of diversity of skills, backgrounds, experiences, and perspectives in the board's nominating process
Pay Equity Disclosure Criteria (United States and United Kingdom Only)
Where a company has determined that pay equity-related risks or opportunities are material to its business and has received a related shareholder proposal, we will assess the proposal in accordance with the following disclosure criteria:
•Disclosure of adjusted pay gaps related to race and gender within the company (disclosure of the unadjusted pay gap is also encouraged, but not expected outside of the United Kingdom market at this time);
•Disclosure of strategy to achieve and maintain pay equity; and
•Disclosure of the role of the board in overseeing pay strategies as well as diversity-related efforts

Civil Rights Disclosure Criteria (United States Only)
Where a company has determined that civil rights-related risks or opportunities are material to its business and has received a related shareholder proposal, we will assess the proposal in accordance with the following disclosure criteria:
•Disclosure of risk related to civil rights, including risks associated with products, practices, and services;
•Disclosure of plans to manage and mitigate these risks; and
•Disclosure of processes at the board for overseeing such risks (e.g., committee responsible, frequency of discussions, etc.).
Human Rights Disclosure Criteria
Where a company has determined that human rights-related risks or opportunities are material to its business and has received a related shareholder proposal, we will assess the proposal in accordance with the following disclosure criteria:
•Human rights-related risks the company considers more relevant;
•Plans to manage and mitigate these risks;
•Board oversight of these risks; and
•Assessment of the effectiveness of the human rights risk management program.
Political Contributions Disclosure Criteria (United States Only)
For all companies that receive a shareholder proposal related to political contributions, we will assess the proposal in accordance with the following disclosure criteria:
•Disclosure of all contributions, no matter the dollar value, made by the company, its subsidiaries, and/ or affiliated Political Action Committees (PACs) to individual candidates, PACs, and other political organizations at the state and federal levels in the US; and
•Disclosure of the role of the board in oversight of political contributions.
Lobbying Disclosure Criteria (United States Only)
For all companies that receive a shareholder proposal related to lobbying disclosure, we will assess the proposal in accordance with the following disclosure criteria:
•Disclosure of membership in United States trade associations (to which payments are above $50,000 per year) and
•Disclosure of the role of the board in overseeing lobbying activities.
Trade Association Alignment Disclosure Criteria
For all companies that receive a shareholder proposal related to trade association alignment, we will assess the proposal in accordance with the following disclosure criteria:
•Disclosure of the board's role in overseeing the company's participation in the political process, including membership in trade associations or other policy- influencing entities; and
•Whether the company regularly performs a gap analysis of its stated positions on relevant issues versus those of the trade associations or other policy-influencing organizations of which it is a member, and
•Whether the company disclosed a list of its trade association memberships
Note: We believe that management is best suited to take positions on the matters related to their company and therefore we do not recommend any specific position. Our support of these types of shareholder proposals, if any, solely reflect our support for enhanced disclosure on assessing alignment between stated company positions and the positions of associations and other relevant policy-influencing entities to which the company belongs in line with market expectations and effective risk management.

About State Street Investment Management
For over four decades, State Street Investment Management has served the world's governments, institutions, and financial advisors. With a rigorous, risk-aware approach built on research, analysis, and market-tested experience, and as pioneers in index and ETF investing, we are always inventing new ways to invest. As a result, we have become the world's fourth-largest asset manager* with US $5.12 trillion† under our care.
*
Pensions & Investments Research Center, as of December 31, 2023.
†
This figure is presented as of December 31, 2024 and includes ETF AUM of $1,577.74 billion USD of which approximately $82.19 billion USD in gold assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Investment Management are affiliated. Please note all AUM is unaudited.
statestreet.com/im
© 2025 State Street Corporation.
All Rights Reserved.
ID2658960
Exp. Date: 03/31/2026

CHAMPLAIN INVESTMENT PARTNERS
PROXY VOTING
Policy
Unless otherwise directed, Champlain, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting, and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice include the responsibility to monitor corporate actions, receive and vote client proxies, and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records. A copy of our written proxy policy and procedures and/or the record of proxy votes for a client's portfolio will be provided to that client upon request.
Although Champlain's policy is to vote proxies for clients unless otherwise directed in writing, there may be times in which the firm would not exercise voting authority on matters where the cost of voting would be high, such as with some foreign securities, and/or the benefit to the client would be low, such as when casting a vote would not reasonably be expected to have a material effect on the value of the client's investment.
Situations arise in which more than one Champlain client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, clients may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, Champlain may cast different votes on behalf of different clients or on behalf of the same client with different accounts.
Unless Champlain otherwise agrees in writing, Champlain will not advise or take any action on behalf of a client in any legal proceedings, including bankruptcies or class actions, involving securities held in, or formerly held in, client's account or the issuers of those securities.
Background
Proxy voting is an important right of shareholders and reasonable care, and diligence must be undertaken to ensure that such rights are properly and timely exercised.
Investment advisers registered with the SEC, and that exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (1) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (2) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (3) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (4) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.
Investment advisers that have ERISA clients and are making decisions on proxy voting and other exercises of shareholder rights are required to: (1) act solely in accordance with the economic interest of the plan and its participants and beneficiaries; (2) consider any costs involved; (3) not subordinate the interests of the participants and beneficiaries in their retirement income or financial benefits under the plan to any non-pecuniary objective, or promote non-pecuniary benefits or goals unrelated to those financial interests of the plan's participants and beneficiaries or the purposes of the plan; (4) evaluate material facts that form the basis for any particular proxy vote or other exercise of shareholder rights; (5) maintain records on proxy voting activities and other exercises of shareholder rights; and (6) exercise prudence and diligence in the selection and monitoring of persons, if any, selected to advise or otherwise assist with exercises of shareholder rights, such as providing research and analysis, recommendations regarding proxy votes, administrative services with voting proxies, and recordkeeping and reporting services.
Responsibility
Champlain has designated professionals as Proxy Voting Managers, who are responsible for the administrative management of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure
Champlain has adopted comprehensive proxy voting procedures to implement the firm's investment policies on behalf of clients. Proxy policies and procedures will be monitored closely, and may be amended or updated when appropriate, to ensure the policies outlined below are effectively executed:
Voting Procedures and Monitoring
•All employees will forward any proxy materials received on behalf of clients to the Proxy Voting Managers;
•The Proxy Voting Managers will determine which client accounts hold the security to which the proxy relates;
•Absent material conflicts, the appropriate company analyst will determine how Champlain should vote the proxy in accordance with applicable voting guidelines and will complete the voting in a timely and appropriate manner. Proxy systems (i.e., Proxy Edge) may be used to aid in the voting process;
•Clients may provide proxy guidelines to Champlain; in which case the appropriate company analyst will vote in accordance with the applicable voting guidelines provided while adhering to the Conflict of Interest section below;
•The Proxy Voting Managers will facilitate the proxy voting process, ensure process controls are being adhered to, and review ballots prior to submission; under certain circumstances, ballots are also reviewed by an additional analyst.
•Compliance conducts quarterly reviews which include confirmation all proxies were voted during the previous quarter, and a sampling of how ballots were voted in relation to client/firm guidelines and policies;
•Annually, the adequacy of proxy voting policies and procedures are analyzed during the firm's Risk Assessment process and tested during the Annual Compliance Review.
Proxy Advisory Firms
Although Champlain may use the research provided by proxy advisory firms our practice is to use this research in conjunction with client and firm proxy guidelines and an internal analysis of company filings such as annual reports, proxy statements, and quarterly reports.
The due diligence of proxy advisory firms is consistent with that of other service providers of Champlain, and also includes a review of practices for ensuring accuracy in analyses and voting recommendations, as well as a broader competency assessment.
Recordkeeping
The Proxy Voting Managers shall retain the following proxy records in accordance with the SEC's five-year retention requirement:
•These policies and procedures and any amendments;
•A record of each vote that Champlain casts;
•A copy of each written request from a client for information on how Champlain voted such client's proxies, and a copy of any written response;
•Any document Champlain creates that is material to making a decision on how to vote proxies, or that memorializes that decision.
Disclosure
•Champlain will conspicuously display information in its Form ADV Part 2A summarizing the proxy voting policy and procedures, including a statement that clients may request information regarding how Champlain voted a client's proxies, and that clients may request a copy of these policies and procedures.
Client Requests for Information
•All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Proxy Voting Managers;
•In response to any request, the Proxy Voting Managers will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Champlain voted the client's proxy with respect to each proposal about which client inquired.

Voting Guidelines
Fiduciary Duty and Proxy Voting Philosophy
Champlain's fiduciary duty is to vote proxies in a manner that we believe is in the best interests of our clients; accordingly, Champlain will carefully review each proxy issue and evaluate the statements and views of competing parties. Our proxy voting will generally reflect an appreciation for how diversity throughout a company, including at the Board level, as well as responsible stewardship of resources, are likely to improve the odds that a company will deliver superior long-term shareholder returns. We look for diversity across all relevant dimensions; diversity should be appropriate for each company and not formulaic.
Using Management Guidance
The quality of corporate management is one of the most important considerations of Champlain portfolio managers and analysts when making investment decisions. Considerable weight is given to the recommendations of a company's management and directors with respect to proxy issues. Unless such recommendations conflict with the interests of clients, votes will be cast in accordance with management recommendations. However, in certain cases, company recommendations may be in conflict with our assessment of sound governance practices and therefore not in the interests of clients, leading to votes in opposition to management. Champlain will strive for consistency in its proxy voting, but also acknowledges that there are no hard and fast rules guiding all situations. Individual proxy issues are always evaluated on their particular merits, and where conflicts arise between the interests of corporate management and the interests of Champlain clients, resolution is always in favor of the clients.
Policy on Board of Directors
Champlain believes that meaningful, independent oversight of corporate managers is a critical function of a company's Board of Directors, and a cornerstone of sound corporate governance. To that end, we will support proposals seeking a majority of independent and diverse directors for the board, as well as proposals requiring independent and diverse directors for nominating, audit and compensation committees. Votes on individual director nominees are made on a case-by-case basis examining such factors as board and committee composition, past attendance record, financial interest in the company, diversity of skills and experiences, and governance efficacy.
Policy on Audit Committee
Champlain believes that audit committees should be comprised of directors who are independent and financially literate and shall vote in favor of such a structure. The audit committee should have the exclusive authority to hire independent auditors. We will generally withhold votes for audit committee members who approve significant non- audit relationships with outside auditors, as well as vote against ratification of the outside auditor when such relationships exist.
Policy on Proxy Contest Defenses / Anti-takeover Measures
Champlain generally opposes proxy contest defenses and anti-takeover measures since they tend to restrict shareholder rights and participation and often limit the realization of maximum economic value. We support shareholder resolutions that reverse previously adopted anti-takeover measures or, in general, enhance shareholder rights. In these situations, we may conduct more issuer specific analysis; however, as with all proxy issues, we conduct a full review of each proposal and vote in the best interests of clients.
Anti-takeover measures generally opposed:
•Classification of the Board of Directors
•Shareholder rights plans (poison pills)
•Greenmail
•Supermajority rules to approve mergers or amend charter or bylaws
•Authority to place stock with disproportionate voting rights
•Golden parachutes
Shareholder resolutions generally supported:
•Rescind or prohibit any of the above anti-takeover measures
•Annual voting of directors; repeal classified boards
•Adoption of confidential voting
•Adoption of cumulative voting

•Redeem shareholder rights plans
•Proposals that require shareholder approval of rights plans (poison pills)
Policy on Capital Structure
Champlain considers disciplined capital use an essential component of effective corporate management. Therefore, we carefully consider proposals to authorize increased common shares, and generally limit authorization to funding needs for the next twelve months or for compelling management uses. We will generally vote for proposals to increase common shares for a stock split. Other capital structure proposals, such as preferred stock, will be voted for on a case-by-case basis.
Policy on Executive and Director Compensation
Champlain believes stock-based compensation plans must be very carefully analyzed to protect the economic interests of shareholders while providing appropriate motivation for corporate managers. Such plans should be highly correlated to both individual and corporate performance. We will oppose all option plans with excessive transfer of shareholder wealth, in the form of dilution to shareholder equity and voting power, to corporate directors, executives and employees. Champlain will consider factors such as other corporate incentives, corporate performance, industry practices, and terms and duration of the non-cash compensation program in its decision. We will vote for proposals requiring shareholder approval to retroactively increase non-cash compensation and will generally vote against such proposals.
We will withhold votes for director nominees in the event of a retroactive increase of non-cash compensation without shareholder approval. Director compensation plans are viewed on a case-by-case basis, with the goal of protecting economic interests of shareholders and aligning interests of directors with shareholders. Employee stock purchase plans are voted on a case-by-case basis.
Policy on Mergers and Corporate Restructurings
All mergers, acquisitions, and restructurings are voted on a case-by-case basis taking into account financial terms, benefits, and acquisition price.
Social and Environmental Issues
To become and remain highly competitive and be able to recruit and retain the most talented employees and directors, companies should strive for alignment between the long-term interests of shareholders, employees, customers, other community stakeholders, and the health of the environment. Thus, companies should consider issues such as a lack of diversity, inequality, climate change, and other threats to the community and whether their policies and decisions contribute to those threats. We will evaluate social and environmental proposals on a case-by-case basis using a long-term perspective.
Conflicts of Interest
•If there is a conflict of interest between the Champlain proxy voting policy and a client's expressed voting policy, Champlain will vote the proxy in the manner the client has articulated;
•Champlain will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Champlain with the issuer of each security to determine if Champlain or any of its employees has any financial, business, or personal relationship with the issuer;
•If a material conflict of interest exists, the Proxy Voting Manager will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third-party voting recommendation;
•Champlain will maintain a record of the voting resolution of any conflict of interest.
Voting Guidelines on Money Market Funds Held for Clients' Cash Sweep and Account Transition Holdings
Champlain will vote in line with management's recommendation on proxies for money market funds held for a client's cash sweep, as well as for client holdings that Champlain has sold or is in the process of selling as part of an account transition.

KENNEDY CAPITAL MANAGEMENT LLC
POLICY WITH RESPECT TO
PROXY VOTING
September 2025
Introduction
Rule 206(4)-6 under the Advisers Act of 1940, as amended, sets forth the conditions under which advisers owe a fiduciary obligation with respect to each client for which the adviser exercises investment discretion, including the authority and responsibility to vote proxies. Advisers with proxy voting authority must monitor corporate developments and, where appropriate, vote proxies. In addition, advisers must cast proxy votes solely in the best interest of its clients.
Kennedy Capital Management LLC (“KCM”) has adopted the following policies with respect to voting proxies on behalf of its clients:
1.
This written proxy voting policy, which is updated and supplemented from time-to-time, will be provided to each client for which KCM has been delegated the authority or responsibility to vote proxies;
2.
Clients will be advised about how to obtain a copy of the proxy voting policy and information about how their securities were voted;
3.
The proxy voting policy is consistently applied and records of votes maintained for each client;
4.
KCM documents the reasons for voting, including exceptions;
5.
KCM maintains records of such votes cast and client requests for proxy voting information for inspection by the client or governmental agencies;
6.
KCM monitors such voting for any potential conflicts with the interests of its clients; and
7.
KCM maintains systems to ensure that material conflicts will be resolved prior to voting, documenting in each case that its good faith determination was based on the clients' best interests and did not result from the conflict.
Conflicts of Interests
KCM is an investment adviser to pension plans, public and private companies, mutual funds and individual investors, and provides sub-advisory services to investment companies, wrap fee programs, model programs as well as to clients of consultants and other investment advisors as described in KCM's Form ADV. The management fees collected from such clients are KCM's principal source of revenue. With respect to the fees received for advisory services rendered, conflicts of interest may occur when KCM must vote on ballot items of the public companies for which it manages assets and, in certain cases, KCM may have a relationship with the proponents of proxy proposals or participants in proxy contests.
To mitigate potential conflicts of interest or the appearance of conflicts, KCM does not allow employees to sit on the board of directors of any public company without Senior Management approval. To the extent that such conflicts occur, KCM will generally follow the recommendation of the proxy voting service to ensure that the best interests of its clients are not subordinated to KCM's interests. KCM may, in selected matters, consult the Proxy Voting Committee to obtain guidance to vote proxies. Routine matters shall not constitute a material conflict with respect to this procedure.
The Proxy Voting Committee has a duty to make reasonable investigation of information relating to conflicts of interest. The Proxy Voting Committee is chaired by the Chief Operating Officer and is comprised of the Director of Research, the Chief Compliance Officer, the Portfolio Operations Manager, and such other members as may be amended from time-to-time as required by a majority vote of its current members, with three members serving as a quorum. The Proxy Voting Committee will determine, prior to voting, whether any of the members of the Committee have a material personal or business conflict - in which case the committee member will abstain from voting.
Engagement of Service Provider
In order to facilitate the proxy voting process, Institutional Shareholder Services, Inc. (“ISS”) has been retained to provide proxy vote research and recommendations based on their own internal guidelines. Votes are cast through the ISS ProxyExchange platform (“ProxyExchange”). The services provided to KCM include access to ISS' research analysis and voting recommendations, receipt of proxy ballots, vote execution based upon the recommendations of ISS, as well as reporting, auditing, recordkeeping, working with custodial banks, and consulting assistance for the handling of proxy voting responsibilities. ProxyExchange also maintains proxy voting records and provides KCM with reports that reflect the proxy voting activities of client portfolios. KCM uses this information for appropriate monitoring of such delegated responsibilities.
KCM may, under soft dollar arrangements, pay for no more than the cost allocated to research services. The cost of that portion of the services not constituting “research” for the purposes of Section 28(e) (“mixed-use” services) will be reimbursed to the provider.
Proxies are voted through the ProxyExchange application in accordance with either the ISS Benchmark Research Policy, or the ISS Catholic Policy. It is the client's decision as to which of these ISS policies will be used to vote its proxies. In the absence of a specific delegation of authority KCM is deemed to have voting authority and, under such circumstances, will vote received ballots in accordance with the ISS Benchmark Research Policy.
Policies Available
•ISS Benchmark Research Policy
•ISS Catholic Policy
The ISS Benchmark Research Policy is the default policy to be used for voting proxies for all clients' accounts (both ERISA and non-ERISA related) unless the client specifically selects the Catholic Policy. KCM declines clients' requests to implement customized proxy voting policies, as they tend to be expensive to implement and difficult to manage on an ongoing basis. KCM encourages the client to vote its own proxies if the client seeks to impose client-specific voting guidelines that may be inconsistent with one of the two policies offered by KCM. KCM does not generally advise a client on proxy voting issues when the client retains authority to handle such matters itself.
The ISS Benchmark Research Policy and the Catholic Policy are both available upon request. These policies provide a general indication as to how proxies will be voted on certain issues. Neither all potential voting issues nor the intricacies that surround individual proxy votes may be addressed therein, and for that reason, actual proxy votes may differ from the selected policy.
Procedures
KCM generally votes all proxies from a specific issuer the same way for each client; however, proxies may be voted differently for different clients on the same proxy issue based upon one of the two proxy policies chosen by the client. Upon certain circumstances and in KCM's discretion, a client may direct KCM to vote a proxy different from the specific voting guidelines. The client must submit this request in writing to KCM in advance of the meeting date stated on the proxy ballot.
Although KCM generally votes in accordance with the recommendations of ISS, KCM's Portfolio Managers (PMs) and analysts are consulted to determine how to vote on issues when the ISS recommendation differs from the recommendation of the issuer's management. Furthermore, a PM or analyst may direct that proxies be voted in a manner different from that recommended by ISS if he or she is personally informed on the issue and has determined that a different vote is appropriate and in the best interests of KCM's clients. Documentation of the rationale for any proxy voted contrary to the ISS recommendation will be maintained. KCM will vote in accordance with the recommendations of ISS for all short-term investment fund securities and any unsupervised assets retained in the same custodial account KCM has investment discretion over. In the event that ISS does not provide a recommendation on the aforementioned securities, no vote will be entered for these types of securities unless explicitly instructed by an authorized representative of the account.
A custodian may report ballots to ISS through an omnibus account. On occasion, these omnibus accounts may reflect ballots for shares held by different KCM investment strategies which in some instances may not be split. If after reviewing the ISS research, the PMs from the respective strategies are in disagreement on how to vote a particular issue, the issue will be referred to the Proxy Voting Committee who will consider all factors affecting each strategy and determine the best way to vote the block of shares.
KCM will make every reasonable effort to vote all proxies in a timely manner for which KCM has been delegated proxy voting discretion; however, instances may exist when KCM is unable to vote, (including but not limited to the following):
•Delays in account setup between ISS and the client's custodian;
•Miscommunication between ISS and the client's custodian;
•The client's custodian did not receive the proxy ballot;
•The client's custodian did not submit the proxy ballot to ISS in a timely manner;

•ProxyExchange does not reflect the proxy ballot information;
•The proxy ballot was received by KCM with insufficient time to submit a vote;
•KCM held shares on the record date, but sold the shares prior to the meeting date;
•The issuer is a non-U.S. company;
•Securities lending arrangements;
•A proxy is received for a client that has terminated KCM's advisory relationship;
•The client's custodian does not utilize ISS for submission of proxy materials; or
•KCM believes it is not in the best interest of the client to vote the proxy for any other reason not specified herein.
Environmental, Social and Governance (ESG) Strategy
KCM recognizes that ESG issues can impact the valuation of the companies we invest in on behalf of our Clients. In order to effectively factor in ESG considerations when making voting decisions, proxy related research for all securities held in the ESG SMID Cap strategy are distributed to the PM for review.
Custodial Considerations
For each client account for which KCM has been delegated proxy voting discretion, KCM will notify ISS of the account relationship. KCM completes the initial document that ISS will send to the client's custodian requesting proxy statements and materials received on behalf of the client account be sent to ISS.
It is important to understand that from time-to-time custodial issues may arise which are beyond KCM's control. In the event a client delegates proxy voting discretion to KCM, it remains the client's obligation to instruct its custodian to forward applicable proxy materials directly to ISS so that its shares may be voted. Although KCM makes its best efforts to make sure that the client's custodian has received KCM's instructions through ISS, it is the responsibility of the client's custodian to acknowledge receipt of our instructions and to establish the account correctly in order for proxy materials to be submitted to ISS in a timely manner. KCM is not able to vote shares if ISS does not receive proxy materials on a timely basis from the custodian.
It is within each custodian's discretion as to whether it will provide ballots to ISS for issuers whose stocks are held in each client's account. Instead, a custodian may select its own proxy voting provider and choose not to provide proxy ballots to ISS. In these instances, ISS is not able to vote proxies for the client's account and KCM will not be able to accept voting authority for the client's account.
When voting ballots, it is within each custodian's discretion as to whether it will aggregate shares, held on behalf of various clients, in an omnibus account instead of submitting individual ballots for segregated accounts. In these cases, the custodian must rely on its internal records to differentiate the various underlying holdings. In these instances, ISS will not be able to provide KCM with a detailed history of voting records at the individual client account level.
Securities Lending Arrangements
The client may contract with its selected custodian to participate in a securities lending program. Under most securities lending arrangements, securities on loan to a borrower on the proxy record date is not voted by the lender unless the securities are recalled prior to the record date for the vote. As a general matter, KCM will not attempt to ask custodians to recall securities engaged in lending programs to facilitate proxy voting; therefore, the responsibility to vote proxies for securities on loan will typically reside with the borrower rather than the lender.
Notification of Account Termination and Closed Accounts
KCM will continue voting a client's proxies after the client has provided notification to terminate its advisory relationship with KCM unless explicit instructions are received that state otherwise. Although ballots received prior to the actual account termination date will generally be voted, ballots received after the termination of the account will neither be reviewed nor voted.
Voting For Non U.S. Issuers
It is KCM's policy to seek to vote all proxies for securities held in client accounts for which it has been delegated proxy voting discretion. In the case of non-U.S. issuers, proxies are voted on a best efforts basis and it may be difficult to vote or KCM may be prevented from voting due to a number of administrative issues that may include, but are not limited to, the following:

•KCM may not know when a meeting is taking place or may not be able to obtain relevant information. For example, KCM may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting;
•Trading restrictions may have been placed on shares subject to voting.
A custodian may, in its sole discretion, determine that it will provide proxies to ISS for U.S. domestic companies, but not for non-U.S. issuers. Or custodians may determine to provide proxies for non-U.S. issuers only to the custodians' selected proxy voting provider. In these instances, ISS is not able to vote proxies for non-U.S. issuers held in a client's accounts.
Generally, research coverage of non-U.S. issuers is provided by ISS. However, voting recommendations are not always provided with research; therefore, ballots for non-U.S. issuers are generally voted according to the chosen policy.
In certain circumstances, KCM will occasionally abstain from voting for non-U.S. issuers when unjustifiable costs and resources associated with voting a client's proxy might exceed any anticipated benefits to the client.
Active Communications with Corporate Management
KCM has actively voted against management-sponsored initiatives where deemed appropriate. This action is the most direct communication of the fiduciary voters' concerns in some instances. Additional actions may include or have included direct meetings with corporate representatives, conference calls, inquiries through third-parties and, on occasion, letter writing. KCM participates in a number of forums where its employees are able to meet and discuss issues with corporate representatives; these forums include conferences, seminars, user workshops, and other venues.
KCM has historically, and will in the future, review the proxy process for ERISA funds to adhere to two operative principles:
•Our duty of loyalty: What is in the best interest of the fund beneficiaries? Are their rights or ability to act being altered by this vote? Is it other than beneficial?
•Our duty of prudence: Is the action proposed other than in the long-term financial interest of the fund? If an issue is reviewed and found to be basically “ERISA-neutral,” less concern is possibly warranted than when it has a potential substantive adverse financial or best interest impact.
To date, KCM has been an active shareholder in the context of the proxy process and, when appropriate or necessary, has engaged in conversations with management and those who monitor the company. KCM will continue to carry out a detailed assessment of a company when evaluating areas of concern.
KCM has not, to date, actively considered filing shareholder proposals or writing letters to companies on a regular basis. These activities and others which could be considered expressions of activism are not under consideration at this time. Should a particular equity company become a concern, the evaluation and voting process will continue to be the first level of monitoring and communication. Participation in national forums and contacts with corporate representatives will also continue. A more individualized approach could evolve if these methods are not satisfactory in the context of a particular company. With numerous stocks to monitor and vote for client accounts, KCM recognizes it is not feasible or appropriate to be in active communication with 100% of companies.
As a result, it is believed that the current use of both internal and external resources to provide economies of scale and to more quickly identify concerns is an effective and appropriate use of time and assets in the management process. The final and perhaps most valuable tool KCM can use in the process of being an active and involved fiduciary remains the weight of its vote and, through that vote, we believe we can play a significant role in bringing concerns to corporate management on behalf of our clients.
Reconciliation
To the extent reasonably practicable, KCM will reconcile the ballots of eligible securities reflected in ProxyExchange. Discrepancies between the expected ballots and reflected ballots will be investigated with ISS and the client's custodian in an attempt to determine the cause of the discrepancy. If KCM is unable to reconcile the expected number of ballots, KCM will proceed with voting all available ballots.1 Documentation of discrepancies and unreconciled ballots will be maintained.
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1
KCM will make a best effort attempt to reconcile all proxy ballots where individual account level information is reported to KCM's subscription of ProxyExchange. Proxy ballots for wrap account sponsors, or in certain circumstances where a client's custodian wraps ballots, are provided to KCM on an aggregated basis for all accounts managed by KCM in the sponsor's program or by that client's custodian; therefore, KCM cannot reconcile the holdings in such accounts against the shares voted.

Maintenance of Proxy Voting Records & Program Responsibility
The documents listed below shall be maintained for no less than seven (7) years by KCM, by ISS or by another third-party service provider, on behalf of KCM, provided that ISS or another third-party service provider shall undertake to provide KCM copies of such documents promptly upon its request:
•KCM's proxy voting policies and procedures;
•Proxy statements received for client and fund securities, provided that no copy of a proxy statement found on the SEC's EDGAR website need be retained;
•Records of votes cast on behalf of clients and funds;
•Records of oral or written requests for proxy voting information and written responses from KCM; and
•Any documents prepared by KCM that were material to making a proxy voting decision or that memorialized the basis for the decision.
The Portfolio Operations Manager is responsible for the administration of KCM's proxy voting activities.
Oversight of Third-Party Service Provider
Annually, the KCM Portfolio Operations Team performs a due diligence review of the third-party proxy voting vendor. The third-party proxy voting provider's most recent proxy policy guidelines are randomly sampled and compared to their published vote recommendations for a randomly selected sample of shareholder meetings. The results are documented, and any discrepancies are escalated to the third-party voting provider, the Proxy Voting Committee, and the KCM Vendor Risk Committee.
Inquiries
Clients should contact KCM to request additional proxy voting information or for a record of proxies voted on their behalf. Client inquiries should be directed to Kennedy Capital Management LLC, attention Client Service Department, 10829 Olive Blvd, St. Louis, MO 63141, or by calling 800-859-5462.
Except as otherwise required by law, KCM has a general policy of not disclosing proxy voting records to an unaffiliated third-party.

PALISADE CAPITAL MANAGEMENT, LP
PROXY VOTING PROCEDURES
Reviewed December 2025
General Policy
Palisade will vote Client proxies if a Client specifically requests Palisade to do so and Palisade consents to such agreement in writing. With respect to ERISA accounts, Palisade will vote proxies unless the plan documents or the Client's Investment Management Agreement with Palisade reserve the plan sponsor's right to vote proxies. Clients may delegate such authority and responsibility to a properly authorized agent. If Clients delegate such authority to Palisade, this delegation generally is contained in the Client's Investment Management Agreement with the Client or in a separate written instruction. To direct Palisade to vote a proxy in a particular manner, Clients should (i) contact Palisade by mail at: Palisade Capital Management, LP, One Bridge Plaza North, Suite 1095, Fort Lee, New Jersey 07024-7102, Attn: Compliance Department, (ii) call their client service representative at (201) 585-7733, or (iii) send an email to investorrelations@palcap.com. If Palisade agrees in writing to be responsible for voting Client proxies or making elections with respect to issuers of securities held in Client account(s), Palisade will vote proxies in accordance with Clients' economic interests and in accordance with Palisade's established policies and procedures. Palisade has contracted with Institutional Shareholder Services, Inc., a third-party proxy voting agent (the “Proxy Agent”) to provide research and assist with voting.
Palisade will retain the following information in connection with each proxy vote:
•The Issuer's name;
•The security's ticker symbol or CUSIP, as applicable;
•The shareholder meeting date;
•The number of shares Palisade voted;
•A brief identification of the matter voted on;
•Whether the matter was proposed by the Issuer or a security-holder;
•Whether Palisade cast a vote;
•How Palisade cast its vote (for the proposal, against the proposal, or abstain); and
•Whether Palisade cast its vote with or against management.
Clients may request information on how proxies for its shares were voted by contacting Palisade as described above.
For accounts where Palisade does not vote proxies, Palisade may provide investment advisory services relative to Client investment assets but Clients will maintain exclusive responsibility for: (i) directing the manner in which proxies solicited by issuers of securities beneficially owned by the Client as of the record date shall be voted, and (ii) making all elections relative to any mergers, acquisitions, tender offers, bankruptcy proceedings or other type of events pertaining to the Client's investment assets. Clients that vote their own proxies are responsible for instructing each of their custodians to forward to the Client copies of all proxies and shareholder communications relating to the Client's investment assets. If Palisade receives a proxy for a Client and does not have proxy voting authority, the proxy will be forwarded to the Client for voting as promptly as reasonably possible.
Except as noted in this policy, Palisade has no obligation or authority to vote any Client's proxy, to render any advice with respect to the voting of proxies, or to make elections solicited by or with respect to issuers of securities held by any Client. Accordingly, Clients will receive their proxies or other solicitations directly from their custodian and are responsible for voting such proxies on their own.
Unless otherwise agreed to in writing, Palisade will neither advise nor act on behalf of a Client in legal proceedings involving companies whose securities are held in such Client's account(s), including, but not limited to, the filing of “Proofs of Claim” in class action settlements. If desired, Clients may direct Palisade to transmit copies of class action notices to the Client or a third party. Upon such direction, Palisade will make commercially reasonable efforts to forward such notices in a timely manner. Notwithstanding the foregoing, Palisade has contracted with a third-party vendor to assist Clients (at a Client's request and sole expense) with the filing and processing of “Proofs of Claim” in class action settlements.
If Palisade exercises voting authority on behalf of a Palisade Client and maintains investment supervision of such Client's securities, then the following Proxy Voting Procedures (the “Procedures”) will apply to those Client securities:

Proxy Voting Procedures
The Proxy Agent provides research to Palisade on each proxy issue, along with a proxy voting recommendation. The recommendations are determined in accordance with the Proxy Agent's guidelines, which Palisade has adopted as its general proxy voting policy (the “Guidelines”). Clients may obtain a copy of the Guidelines by submitting a request to Palisade, as described above. Palisade relies on the Proxy Agent to ensure soliciting materials received close to the submission deadline are incorporated into voting recommendations. Palisade receives reports from the Proxy Agent twice weekly to monitor for additional soliciting materials/changes in voting recommendations after the initial voting recommendations are received but before the submission deadline.
Palisade's Compliance Department is responsible for monitoring receipt of research and recommendations from the Proxy Agent, obtaining voting decisions from the appropriate Palisade investment professionals responsible for voting (if necessary), and for ensuring that Client proxies are voted and submitted to the Proxy Agent in a timely manner. However, if Palisade does not send its vote preference to the Proxy Agent before the voting deadline, the Proxy Agent will vote Palisade Client proxies in accordance with its recommendations. If Palisade receives a physical proxy for a Client for whom Palisade has proxy voting authority, such proxy will be voted promptly in accordance with these Procedures and forwarded to the Proxy Agent for recordkeeping purposes.
When the Proxy Agent recommends voting a proxy consistent with the portfolio company management team's recommendation, such proxy will automatically be voted in accordance with the Proxy Agent's recommendation.
When the Proxy Agent recommends either withholding, voting contrary to the portfolio company management team's recommendation, or does not provide a recommendation for a particular ballot issue, the applicable research and recommendation from the Proxy Agent will be forwarded to the Investment Team that manages the portfolio owning the issue. If the Investment Team desires to vote the proxy contrary to the Proxy Agent's recommendation, a member of the Investment Team will provide a brief memorandum to Palisade's Compliance Department explaining the reasons for their desired vote. The Compliance Department will evaluate whether any material conflict of interest (as discussed below) has influenced the Investment Team's proxy voting decision and, if there is no material conflict of interest present, will vote to “override” the Proxy Agent's recommendation. In all cases, overriding consideration will be given to each Client's stated guidelines or restrictions, if any.
Any attempt to influence the proxy voting process by issuers or others not identified in these policies and Procedures should be promptly reported to the CCO. Similarly, any Client's attempt to influence proxy voting with respect to other Clients' securities should be promptly reported to the CCO.
Palisade will not neglect its proxy voting responsibilities, but Palisade may abstain from voting if it deems that abstaining is in its Clients' best interests. In addition, Palisade may be unable to vote securities that have been lent by a Client's custodian (under a separate agreement between the Client and its custodian), as such securities generally do not generate a proxy. Because Palisade has no knowledge of when securities are loaned by a Client's custodian, loaned securities are not subject to these Procedures. Also, proxy voting in certain countries involves “share blocking”, which limits Palisade's ability to sell the affected security during a blocking period that can last for several weeks. Palisade believes that the potential consequences of being unable to sell a security usually outweigh the benefits of participating in a proxy vote, so Palisade generally abstains from voting when share blocking is required. The Compliance Department will prepare and maintain memoranda describing the rationale for any instance when Palisade receives but does not vote a Client's proxy.
Conflicts of Interest
A conflict of interest exists when Palisade has knowledge of a situation where Palisade, its Supervised Persons or affiliates would enjoy a special or increased benefit from casting a Client proxy vote in a particular way. A conflict of interest may occur in the following cases; however, this list is not all-inclusive:
•The issuer of securities that Palisade holds in Client accounts (and for which Palisade is required to vote Client proxies) is a Palisade client.
•Palisade is soliciting new business from an issuer of securities that Palisade holds in Client accounts (and for which Palisade is required to vote Client proxies).
•A Palisade Supervised Person (or a Supervised Person of a Palisade affiliate) serves as a director of an issuer of securities that Palisade holds in Client accounts (and for which Palisade is required to vote Client proxies).

When a material conflict of interest occurs, the Proxy Agent will be solely responsible for voting the affected Client proxy based on its Guidelines or specific Client restrictions, and Palisade will not be permitted to “override” the recommendation (as described above). When a non-material conflict occurs, the applicable Investment Team will be permitted to “override” the recommendation (as described above). As used above, a conflict of interest is presumed to be “material” if it involves 1% or more of Palisade's annual revenue. The definition of “material” is subject to change at Palisade's discretion.
Palisade will document all conflicts of interest, whether or not material, and keep the documentation with the Client's proxy records. Such documentation will be compiled by the Conflicts of Interest Committee and be attached to the Proxy Agent's certification and voting statement. All documentation in connection with a Palisade conflict of interest will be sent to the Client for whom there was a conflict.
Palisade maintains a list of securities and issuers (known as the “Restricted List”) that cannot be traded in Client or employee personal accounts. The Restricted List minimizes the possibility of the occurrence of a material conflict of interest by prohibiting the trading of securities of issuers where Palisade possesses non-public information, or where Palisade deems it necessary or prudent for other compliance, business, or regulatory objectives. Palisade updates its Restricted List promptly as needed.
Disclosures to Clients and Investors
Palisade includes a description of its policies and Procedures regarding proxy voting in Part 2A of Form ADV, along with a statement that Clients and investors can contact Palisade to obtain a copy of these policies and Procedures, and/or a record of proxy votes on their behalf.
Palisade generally does not disclose to Clients details regarding how proxies were voted for other Clients except in required regulatory filings.
Disclosures to Unaffiliated Third Parties
Any request for information about proxy voting from an unaffiliated third party should be promptly forwarded to the CCO. As a matter of policy, Palisade does not disclose how it expects to vote on upcoming proxies. Additionally, Palisade does not disclose the way it voted proxies to unaffiliated third parties not having a legitimate need to know such information.
Annual and Ongoing Reviews
The Compliance Department will review, no less frequently than annually, the adequacy of Palisade's proxy voting policies and Procedures to make sure they have been implemented effectively, including whether the policies and Procedures continue to be reasonably designed to ensure that proxies are voted in the best interests of Clients.
Terminated Accounts
Palisade will not vote proxies received after a Client terminates its advisory relationship.

SOUTHERNSUN ASSET MANAGEMENT
Proxy Voting
Policy
Pursuant to Rule 206(4)-6 under the Advisers Act, it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies. In addition to SEC requirements, our proxy voting policy reflects the fiduciary standards and responsibilities set out under other applicable regulations (i.e., ERISA).
Rule 206(4)-6 is supplemented by Investment Advisers Act Release No. 5325 (September 10, 2019) (“Release No. 5325”), which contains guidance regarding the proxy voting responsibilities of investment advisers under the Advisers Act. Among other subjects, Release No. 5325 addresses the oversight of proxy advisory firms by investment advisers. Further, Investment Advisers Act Release No. 5547 (September 3, 2020) contains supplementary guidance addressing the risk of voting a proxy before an issuer files additional soliciting materials with the SEC and associated client disclosures in this regard.
In order to fulfill its responsibilities under the Advisers Act, SouthernSun has adopted the following policies and procedures for proxy voting with regard to companies in our client's investment portfolios.
Responsibility
The Investment Team has the responsibility for the implementation and monitoring of our proxy voting policy and procedures with regard to SouthernSun portfolio companies.
The Operations Team has both the execution responsibility of voting proxies on behalf of client accounts and the record keeping responsibilities for retaining all proxy-related documents referenced herein.
Key Objectives
Unless otherwise agreed between the adviser and client, the adviser will vote proxies in accordance with these policies and procedures. Adviser and client have flexibility in determining the scope of the adviser's proxy voting authority.
The key objectives of these policies and procedures recognize that a company's management is entrusted with the day-to-day operations and long-term strategic planning of the company, subject to the oversight of the company's board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation's board of directors, these objectives also recognize that the company's shareholders must have final say over how management and directors are performing and how shareholders' rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders. Consideration of proxy issues is focused on the investment implications of each issue. With that said, each vote made by us is aimed to maximize the economic long-term value of our client's holdings.
Therefore, we will be guided by the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:
Accountability. Each company should have effective means in place to hold those entrusted with running a company's business accountable for their actions. Management of a company should be accountable to its board of directors, and the board should be accountable to shareholders.
Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company's shareholders, employees, and communities in which they do business. For example, we generally believe that compensation should be designed to reward management for creating value for the shareholders of the company.
Transparency. Promotion of timely disclosure of important information about a company's business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company's securities.

Decision Methods
No set of proxy voting guidelines can anticipate all situations that may arise. In certain cases, we may seek insight from company management on how a particular proxy proposal will impact a company and vote accordingly. As the adviser to the SouthernSun U.S. mutual funds (the “Funds”), we will vote proxies of the Funds solely in the interest of its shareholders. We will not subordinate the interests of the Funds to any unrelated objectives. We will act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims.
SouthernSun generally utilizes Broadridge Proxy Edge in order to access web-based proxy voting and meeting information to assist in the administration of the voting process. In addition, we use third party proxy advisory firms (“Proxy Advisors”) which provide vote recommendations for proxy votes, which we may utilize in our research process to assist the overall decision process on proxy votes. SouthernSun, however, does not rely on such vote recommendations, nor does SouthernSun delegate any authority or responsibility to vote proxies, but rather adheres to its own proxy voting process as outlined herein. To the extent that a Proxy Advisor provides additional soliciting materials from an issuer regarding a proxy vote, then SouthernSun will monitor for such materials after SouthernSun has received the Proxy Advisor's voting recommendation but before the submission deadline. If in the future SouthernSun determines to delegate responsibility or defer to Proxy Advisors when making voting decisions, it will adopt policies for hiring, retaining, and supervising such Proxy Advisors.
In addition, employees must notify the Compliance Team if they are aware of any potential conflict of interest between SouthernSun (including employees) and its clients associated with a proxy vote. The CCO will consider whether SouthernSun is subject to any material conflict of interest in connection with each proxy vote. It is impossible to anticipate all material conflicts of interest that could arise in connection with proxy voting. If SouthernSun detects a material conflict of interest in connection with a proxy solicitation, the Compliance Team will discuss with the applicable Investment Team member who will describe the proxy vote under consideration and identify the perceived conflict of interest. The Investment Team member will also propose the course of action that the Investment Team member believes is in the clients' best interests.
If it is determined that a material conflict of interest is present and SouthernSun cannot otherwise mitigate or remove the conflict, SouthernSun may determine whether to instead follow the recommendation of a Proxy Advisor so long as SouthernSun concludes that the Proxy Advisor can appropriately provide a voting recommendation. The CCO will retain documentation of the determination to utilize the Proxy Advisor's recommendation.
Proxy Voting Guidelines
Election of the Board of Directors
We believe that good corporate governance generally starts with a board composed primarily of independent directors. We will evaluate board structures on a case-by-case basis.
Approval of Independent Registered Public Accounting Firm
We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.
We will evaluate on a case-by-case basis for instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.
Executive Compensation Plans
We believe that appropriately designed executive compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.
We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees.
We may also consider many other factors, such as the nature of the industry and size of the company, when assessing a plan's impact on ownership interests.
Corporate Structure

We typically view the exercise of shareholders' rights, including the rights to act by written consent, to call special meetings, and to remove directors, to be fundamental to good corporate governance. However, we will also take into consideration management's views on specific shareholder rights proposals to ensure that management is not potentially distracted by proposals which are frivolous or appear to be motivated by a short-term perspective.
Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company's by-laws by a simple majority vote.

Shareholder Rights Plans
There are shareholder rights plans which, when triggered by a hostile acquisition, attempt to give shareholders share purchase or sale rights so far out of line with the market that certain shareholders are advantaged, possibly at the risk of diminution of wealth to the company. These rights plans are known as poison pills, and such measures may tend to entrench current management, which may be considered to have a negative impact on shareholder value. There are arguments in favor of and against these rights plans.
We believe the best approach is for a company to seek shareholder approval of rights plans, and we generally support shareholder resolutions requesting that shareholders be given the opportunity to vote on the adoption of rights plans.
Maintenance of Records
We will maintain records of our proxy voting and any document created that was material in determining the vote for at least five years (two years on-site).
Investment Company Issues
Proposal
The Funds may invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the 1940 Act to handle proxies received from Underlying Funds in a certain manner. Notwithstanding the guidelines provided in these procedures, it is our policy to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act. After properly voted, the proxy materials are placed in a file maintained by our Director of Operations for future reference.
SEC Filings
The Form N-PX containing each U.S. mutual fund's complete proxy voting record for the twelve-month period ended June 30 is filed by SEI Investments Global Funds Services with the SEC by August 31 of each year. These Proxy Voting Policies and Procedures are filed in the Funds' registration statement. In addition, SouthernSun files an N-PX subject to Rule 14d-1 with the SEC each year for all other client accounts in order to report on all “say-on-pay” votes. Additional information on our N-PX obligations is found in the policy for “ACR Processes and Internal Controls.”
Procedures
SouthernSun has adopted procedures to implement the firm's policy and to monitor and ensure that the firm's policy is observed, implemented properly, and amended or updated, as appropriate, and includes the following:
Voting
•The Operations Team is notified either electronically or by regular mail of any upcoming proxy votes for pertinent securities as well as any accompanying materials/documentation.
•The Operations Team then notifies the primary analyst on the Investment Team that is responsible for voting proxies for said security.
•The primary analyst shall determine the appropriate voting decision according to the guidelines listed above. In addition, a separate analyst on the Investment Team must also review and approve such proxy voting decision. In certain instances, the client may provide specific proxy voting guidelines (e.g., AFL-CIO proxy voting guidelines) and request that the firm votes in accordance with such guidelines. The Investment Team, as a whole, may discuss particular items on a company's voting ballot in order to determine how to vote.
•The Operations Team will determine which client accounts hold the security to which the proxy relates.
•The Operations Team will tabulate all custodial records and send the proxy vote to the company either electronically or by regular mail; provided that, the Operations Team will only be able to successfully submit a proxy vote in the case of foreign securities if the appropriate authorizations have been provided to the client's custodian.
•Any breakdowns in the voting process (e.g., missed votes, incorrect votes) must be immediately escalated to the Director of Operations and Chief Compliance Officer for resolution.
•As a matter of practice, SouthernSun generally will not vote proxies associated with Exchange Traded Funds (“ETFs”), money market funds, or for securities that are on loan or no longer in the firm's investment strategies at the time of the relevant proxy vote.

•SouthernSun will generally not participate in companies domiciled in countries requiring share blocking. For situations that involve a power of attorney, SouthernSun cannot guarantee that a vote will be accepted.

Disclosure
•SouthernSun will provide conspicuously displayed information in its Form ADV summarizing our proxy voting policy and procedures, including a statement that clients may request information regarding how SouthernSun voted proxies, and that clients may request a copy of our proxy policies and procedures.
•SouthernSun will also seek to include the following disclosure in it is client agreements with clients:

We have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Interpretive Bulletin 2008-2, 29 C.F.R. 2509.08-2 (Oct. 17, 2008).
•The Compliance Team will also send a copy of our policy to all new clients while the Operations Team is responsible for an annual delivery to all existing clients.
Client Requests for Information
•All client requests for information regarding proxy votes or policies and procedures that are received by any employee should be forwarded to the Operations and Client Relations Teams.
•In response to any request, the Operations and/or Client Relations Teams will prepare a written response to the client with the information requested and, as applicable, will include the name of the issuer, the proposal voted upon, and how SouthernSun voted the client's proxy with respect to each proposal about which client inquired.
Records Retention
We will maintain the following records:
•Copies of all written policies and procedures,
•A copy of each proxy statement received,
•A record of each vote cast,
•A copy of any document created that was material to making a decision how to vote proxies or that memorializes the basis for that decision, and
•A copy of each written client request for information on how the adviser voted proxies on behalf of the client, and a copy of any written response by the investment adviser to any (written or oral) client request for information on how the adviser voted proxies on behalf of the requesting client.
•SouthernSun will also retain the following information in connection with each proxy vote:
•the Issuer's name;
•the security's ticker symbol or CUSIP, as applicable;
•the shareholder meeting date;
•the number of shares that the Company cast or instructed to be cast;
•the number of shares loaned and not recalled (if subject to Form N-PX);
•a brief identification of the matter voted on;
•whether the matter was proposed by the Issuer or a security-holder; and
•how the Company cast its vote (for, against, or abstain)
Other
Client and Other Information
A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge and upon request, by calling (901) 341-2700, or email to operations@southernsunam.com. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request.

When proxies have not been received on behalf of a client, we will make reasonable efforts to obtain missing proxies. With respect to foreign holdings, record and voting deadline dates may be announced with limited time to respond. As such, SouthernSun will make best efforts to respond in a timely manner. In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client's securities. In the event that a client has additional securities that we do not manage in a particular account, SouthernSun will provide the proxy voting information directly to the client so that they can vote the proxy personally. Absent an explicit agreement, SouthernSun does not engage in or monitor legal proceedings, including class-action claims, on behalf of its clients. Any notification obligations for class-action lawsuits are the responsibility of the applicable custodian.

Westfield Proxy Voting Policy and Procedures
Introduction
Westfield will offer to vote proxies for all client accounts. Westfield believes that the voting of proxies can be an important tool for investors to promote best practices in corporate governance. Therefore, Westfield seeks to vote all proxies in the best interest of clients which includes ERISA plan participants and beneficiaries, as applicable. Westfield also recognizes that the voting of proxies with respect to securities held in client accounts is an investment responsibility having economic value. Based on this, Westfield votes all ballots received for client accounts and covers all costs associated with voting proxy ballots.
In accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”), Westfield has adopted and implemented policies and procedures that they believe are reasonably designed to ensure that proxies are voted in the best interest of clients. Westfield's authority to vote proxies for their clients is established in writing, usually by the investment advisory contract. Clients can change such authority at any time with prior written notice to Westfield. Clients can also contact their Marketing representative or the Operations Department (wcmops@wcmgmt.com) for a report of how their accounts' securities were voted.
Oversight of Proxy Voting Function
Westfield has engaged a third-party service provider, Institutional Shareholder Services, Inc. (the “vendor”), to assist with proxy voting. The Operation's Proxy team will:
•oversee the vendor; this includes working with the Compliance team in performing annual audits of the proxy votes and conducting annual due diligence;
•ensure required proxy records are retained according to applicable rules and regulations and internal policy;
•distribute proxy reports prepared by the vendor for internal and external requests;
•review the proxy policy and voting guidelines at least annually; and
•identify material conflicts of interest that may impair Westfield's ability to vote shares in clients' best interest.
Proxy Voting Guidelines
Westfield utilizes the vendor's proxy voting guidelines, which consider market-specific best practices, transparency, and disclosure when addressing shareholder matters. Westfield does not select a client's voting policy. Clients must choose the policy that best fits their requirements. Clients may choose to vote in accordance with the vendor's U.S. proxy voting guidelines (i.e., Standard Guidelines), Taft-Hartley guidelines which are in full conformity with the AFL-CIO's proxy voting guidelines, Socially Responsible Investing Guidelines (“SRI”) or Sustainability Guidelines. A summary of ISS' voting guidelines is located at the end of this policy.
The vendor reviews the above listed policies annually to ensure they are still considering market-specific best practices, transparency, and disclosure when addressing shareholder matters. Westfield reviews these changes annually to ensure they are in clients' best interests.
Generally, information on Westfield's proxy voting decisions or status of votes will not be communicated or distributed to external solicitors. On occasion, Westfield may provide such information to solicitors if it is believed that a response will benefit clients, or a response is requested from the Westfield security analyst or portfolio manager. Westfield is required to disclose all say-on-pay votes on an annual basis in its Form N-PX filing to the SEC.
Proxy Voting Process
The vendor tracks proxy meetings and reconciles proxy ballots received for each meeting. Westfield will use best efforts in obtaining any missing ballots; however, only those proxy ballots the vendor has received will be voted. For any missing ballots, the vendor and/or Westfield will contact custodians to locate such ballots. Since there can be many factors affecting proxy ballot retrieval, it is possible that Westfield will not receive a ballot in time to place a vote. Clients who participate in securities lending programs should be aware that Westfield will not call back any shares on loan for proxy voting purposes. However, Westfield could request a client call back shares if they determine there is the potential for a material benefit in doing so.

For each meeting, the vendor reviews the agenda and applies a vote recommendation for each proposal based on the written guidelines assigned to the applicable accounts. Proxies will be voted in accordance with the guidelines, unless the Westfield analyst or portfolio manager believes that following the vendor's guidelines would not be in the clients' best interests.
With limited exceptions, an analyst or portfolio manager may request to override the Standard or the Sustainability Guidelines at any time on or before the meeting cutoff date. When there is an upcoming material meeting (also referred to as “significant votes”), the Proxy team will bring the identified ballots to the analyst's or portfolio manager's attention. Westfield utilizes the vendor's classification to determine materiality (e.g. mergers, acquisitions, proxy contests). If the analyst or portfolio manager chooses to vote against the vendor's stated guidelines in any instance, he/she must make the request in writing and provide a rationale for the vote against the stated guidelines. No analyst or portfolio manager overrides are permitted in the Taft-Hartley and SRI guidelines.
Conflicts of Interest
Compliance and the Proxy team are responsible for identifying conflicts of interest that could arise when voting proxy ballots on behalf of Westfield's clients. Per Westfield's Code of Ethics and other internal policies, all employees should avoid situations where potential conflicts may exist. Westfield has put in place certain reviews to ensure proxies are voted solely on the investment merits of the proposal. In identifying potential conflicts, Compliance will review many factors, including, but not limited to existing relationships with Westfield or an employee, and the vendor's disclosed conflicts. If an actual conflict of interest is identified, it is reviewed by the Compliance and/or Proxy teams. If it is determined that the conflict is material in nature, the analyst or portfolio manager may not override the vendor's recommendation. Westfield's material conflicts are coded within the vendor's system. These meetings are flagged within the system to ensure Westfield does not override the vendor's recommendations.
Annually, Westfield will review the vendor's policies regarding their disclosure of their significant relationships to determine if there are conflicts that would impact Westfield. Westfield will also review their Code of Ethics which specifically identifies their actual or potential conflicts. During the annual due diligence meeting, Westfield ensures that the vendor has firewalls in place to separate the staff that performs proxy analyses and research from the members of ISS Corporate Solutions, Inc.
Proxy Reports
Westfield can provide account specific proxy reports to clients upon request or at scheduled time periods (e.g., quarterly). Client reporting requirements typically are established during the initial account set-up stage, but clients may modify this reporting schedule at any time with prior written notice to Westfield. The reports will contain at least the following information:
•company name
•meeting agenda
•how the account voted on each agenda item
•how management recommended the vote to be cast on each agenda item
•rationale for any votes against the established guidelines (rationale is not always provided for votes that are in-line with guidelines since these are set forth in the written guidelines)
Recordkeeping
In accordance with Rule 204-2 of the Investment Advisers Act of 1940, proxy voting records will be maintained for at least five years. The following records will be retained by either Westfield or the proxy vendor:
•a copy of the Proxy Voting Polices and Guidelines and amendments that were in effect during the required time period;
•electronic or paper copies of each proxy statement received by Westfield or the vendor with respect to securities in client accounts (Westfield may also rely on obtaining copies of proxy statements from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);
•records of each vote cast for each client;
•documentation created by Westfield that were material to making a decision on how to vote proxies or memorializes the basis for such decision (basis for decisions voted in line with policy is provided in the written guidelines);
•written reports to clients on proxy voting and all client requests for information and Westfield's response;

•disclosure documentation to clients on how they may obtain information on how Westfield voted their securities

UNITED STATES

Concise Proxy Voting Guidelines
Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2025
Published January 15, 2025

WWW.ISSGOVERNANCE.COM

The policies contained herein are a sampling only of selected key ISS U.S. proxy voting guidelines, and are not intended to be exhaustive. The complete guidelines can be found at:

https://www.issgovernance.com/policy-gateway/voting-policies/

Board of Directors

Voting on Director Nominees in Uncontested Elections

General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on case-by-case basis):

Independence

Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:

◾	Independent directors comprise 50 percent or less of the board;
◾	The non-independent director serves on the audit, compensation, or nominating committee;
◾	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
◾	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

◾	Medical issues/illness;
◾	Family emergencies; and
◾	Missing only one meeting (when the total of all meetings is three or fewer).

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

1 A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

2 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

3 Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

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If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally vote against or withhold from individual directors who:

◾	Sit on more than five public company boards; or
◾	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards[4].

Gender Diversity: Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company’s board. An exception will be made if there was at least one woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.

Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members.5 An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.

Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

◾

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

◾	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
◾	Rationale provided in the proxy statement for the level of implementation;
◾	The subject matter of the proposal;
◾	The level of support for and opposition to the resolution in past meetings;
◾	Actions taken by the board in response to the majority vote and its engagement with shareholders;
◾	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
◾	Other factors as appropriate.
◾	The board failed to act on takeover offers where the majority of shares are tendered;
◾

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

4 Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

5 Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

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Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

◾	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
◾	The company’s response, including:
◾

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

◾	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition; and
◾	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
◾	Other recent compensation actions taken by the company;
◾	Whether the issues raised are recurring or isolated;
◾	The company’s ownership structure; and
◾	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
◾	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

PROBLEMATIC TAKEOVER DEFENSES, CAPITAL STRUCTURE, AND GOVERNANCE STRUCTURE

Poison Pills: Generally vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:

◾	The company has a poison pill with a deadhand or slowhand feature[6];
◾	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or
◾	The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders[7].

Vote case-by-case on nominees if the board adopts an initial short-term pill6 (with a term of one year or less) without shareholder approval, taking into consideration:

◾	The trigger threshold and other terms of the pill;
◾	The disclosed rationale for the adoption;
◾

The context in which the pill was adopted, (e.g., factors such as the company’s size and stage of development, sudden changes in its market capitalization, and extraordinary industry-wide or macroeconomic events);

◾	A commitment to put any renewal to a shareholder vote;
◾	The company’s overall track record on corporate governance and responsiveness to shareholders; and
◾	Other factors as relevant.

6 If a short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.

7 Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.

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Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees 1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights8.

Exceptions to this policy will generally be limited to:

◾	Newly-public companies[9] with a sunset provision of no more than seven years from the date of going public;
◾	Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;
◾	Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or
◾	The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Problematic Governance Structure: For companies that hold or held their first annual meeting 9 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees 1, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

◾	Supermajority vote requirements to amend the bylaws or charter;
◾	A classified board structure; or
◾	Other egregious provisions.

A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees 1, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

◾	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
◾	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
◾	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
◾	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

8 This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).

9 Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.

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◾	The company’s ownership structure;
◾	The company’s existing governance provisions;
◾	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and
◾	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees 1, who should be considered case-by-case) if the directors:

◾	Classified the board;
◾	Adopted supermajority vote requirements to amend the bylaws or charter;
◾	Eliminated shareholders’ ability to amend bylaws;
◾	Adopted a fee-shifting provision; or
◾	Adopted another provision deemed egregious.

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

◾

The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

◾	A classified board structure;
◾	A supermajority vote requirement;
◾	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
◾	The inability of shareholders to call special meetings;
◾	The inability of shareholders to act by written consent;
◾	A multi-class capital structure; and/or
◾	A non-shareholder-approved poison pill.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

◾	The presence of a shareholder proposal addressing the same issue on the same ballot;

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◾	The board’s rationale for seeking ratification;
◾	Disclosure of actions to be taken by the board should the ratification proposal fail;
◾	Disclosure of shareholder engagement regarding the board’s ratification request;
◾	The level of impairment to shareholders’ rights caused by the existing provision;
◾	The history of management and shareholder proposals on the provision at the company’s past meetings;
◾	Whether the current provision was adopted in response to the shareholder proposal;
◾	The company’s ownership structure; and
◾	Previous use of ratification proposals to exclude shareholder proposals.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

◾	The non-audit fees paid to the auditor are excessive;
◾	The company receives an adverse opinion on the company’s financial statements from its auditor; or
◾

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

◾

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

◾	There is an unmitigated misalignment between CEO pay and company performance ( pay for performance);
◾	The company maintains significant problematic pay practices; or
◾	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

◾	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
◾	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock: Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

◾	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;

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◾	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
◾	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
◾	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
◾	Any other relevant factors.

Climate Accountability

For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain10, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where ISS determines that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.

Minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in alignment with the policy :

◾	Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:
◾	Board governance measures;
◾	Corporate strategy;
◾	Risk management analyses; and
◾	Metrics and targets.
◾	Appropriate GHG emissions reduction targets.

At this time, “appropriate GHG emissions reductions targets” will be medium-term GHG reduction targets or Net Zero-by-2050 GHG reduction targets for a company’s operations (Scope 1) and electricity use (Scope 2). Targets should cover the vast majority of the company’s direct emissions.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

◾	Material failures of governance, stewardship, risk oversight[11], or fiduciary responsibilities at the company;
◾	Failure to replace management as appropriate; or
◾

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

10 Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

11 Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.

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Proxy Contests/Proxy Access

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

◾	Long-term financial performance of the company relative to its industry;
◾	Management’s track record;
◾	Background to the contested election;
◾	Nominee qualifications and any compensatory arrangements;
◾	Strategic plan of dissident slate and quality of the critique against management;
◾	Likelihood that the proposed goals and objectives can be achieved (both slates); and
◾	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Other Board-Related Proposals

Independent Board Chair

General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:

◾	The scope and rationale of the proposal;
◾	The company’s current board leadership structure;
◾	The company’s governance structure and practices;
◾	Company performance; and
◾	Any other relevant factors that may be applicable.

The following factors will increase the likelihood of a “for” recommendation:

◾	A majority non-independent board and/or the presence of non-independent directors on key board committees;
◾	A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;
◾	The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
◾	Evidence that the board has failed to oversee and address material risks facing the company;
◾	A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or
◾	Evidence that the board has failed to intervene when management’s interests are contrary to shareholders’ interests.

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Shareholder Rights & Defenses

Shareholder Ability to Act by Written Consent

General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

◾	Shareholders’ current right to act by written consent;
◾	The consent threshold;
◾	The inclusion of exclusionary or prohibitive language;
◾	Investor ownership structure; and
◾	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

◾	An unfettered[12] right for shareholders to call special meetings at a 10 percent threshold;
◾	A majority vote standard in uncontested director elections;
◾	No non-shareholder-approved pill; and
◾	An annually elected board.

Shareholder Ability to Call Special Meetings

General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

◾	Shareholders’ current right to call special meetings;
◾	Minimum ownership threshold necessary to call special meetings (10 percent preferred);
◾	The inclusion of exclusionary or prohibitive language;
◾	Investor ownership structure; and
◾	Shareholder support of, and management’s response to, previous shareholder proposals.

Virtual Shareholder Meetings

General Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to

12 “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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disclose the circumstances under which virtual-only13 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

◾	Scope and rationale of the proposal; and
◾	Concerns identified with the company’s prior meeting practices.

Capital/Restructuring

Common Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:

◾	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
◾	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
◾	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
◾	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

◾	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;
◾	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
◾	The company has a non-shareholder approved poison pill (including an NOL pill); or
◾

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

◾	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
◾	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
◾	A government body has in the past year required the company to increase its capital ratios.

13 Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

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For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

◾	twice the amount needed to support the transactions on the ballot, and
◾	the allowable increase as calculated for general issuances above.

Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.

General Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.

For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.

Renewal of such mandates should be sought at each year’s annual meeting.

Vote case-by-case on share issuances for a specific transaction or financing proposal.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

◾

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

◾	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
◾

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

◾

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

◾

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

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The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
◾

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Special Purpose Acquisition Corporations (SPACs)—Proposals for Extensions

The main purpose of SPACs is to identify and acquire a viable target within a specified timeframe, and failure to achieve this objective within the allotted time calls into question management’s ability to execute its primary objective. The end of that timeframe is generally referred to as the termination date.

General Recommendation: Generally support requests to extend the termination date by up to one year from the SPAC’s original termination date (inclusive of any built-in extension options, and accounting for prior extension requests).

Other factors that may be considered include: any added incentives, business combination status, other amendment terms, and, if applicable, use of money in the trust fund to pay excise taxes on redeemed shares.

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Compensation

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

◾	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
◾	The company maintains significant problematic pay practices; or
◾	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

◾

There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

◾	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
◾	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
◾	The situation is egregious.

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Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices14, this analysis considers the following:

1.	Peer Group[15] Alignment:

◾	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
◾	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
◾	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.

2.

Absolute Alignment[16] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

◾	The ratio of performance- to time-based incentive awards;
◾	The overall ratio of performance-based compensation to fixed or discretionary pay;
◾	The rigor of performance goals;
◾	The complexity and risks around pay program design;
◾	The transparency and clarity of disclosure;
◾	The company’s peer group benchmarking practices;
◾	Financial/operational results, both absolute and relative to peers;
◾	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
◾	Realizable pay[17] compared to grant pay; and
◾	Any other factors deemed relevant.

Problematic Pay Practices

Problematic pay elements are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:

◾	Problematic practices related to non-performance-based compensation elements;

14 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

15 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company’s market cap. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

16 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

17 ISS research reports include realizable pay for S&P1500 companies.

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◾	Incentives that may motivate excessive risk-taking or present a windfall risk; and
◾	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

◾	Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
◾	Extraordinary perquisites or tax gross-ups;
◾	New or materially amended agreements that provide for:
◾	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
◾	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;
◾	CIC excise tax gross-up entitlements (including “modified” gross-ups);
◾	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
◾	Liberal CIC definition combined with any single-trigger CIC benefits;
◾	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;
◾	Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason); or
◾	Any other provision or practice deemed to be egregious and present a significant risk to investors.

The above examples are not an exhaustive list. Please refer to ISS’ U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

◾	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
◾	Duration of options backdating;
◾	Size of restatement due to options backdating;
◾	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
◾	Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

◾	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
◾	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
◾

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

◾	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

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◾	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
◾	Other recent compensation actions taken by the company;
◾	Whether the issues raised are recurring or isolated;
◾	The company’s ownership structure; and
◾	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Equity-Based and Other Incentive Plans

Please refer to ISS’ U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.

General Recommendation: Vote case-by-case on certain equity-based compensation plans18 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:

◾

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

◾	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
◾	SVT based only on new shares requested plus shares remaining for future grants.

◾	Plan Features:
◾	Quality of disclosure around vesting upon a change in control (CIC);
◾	Discretionary vesting authority;
◾	Liberal share recycling on various award types;
◾	Lack of minimum vesting period for grants made under the plan;
◾	Dividends payable prior to award vesting.

◾	Grant Practices:
◾	The company’s three-year burn rate relative to its industry/market cap peers;
◾	Vesting requirements in CEO’s recent equity grants (3-year look-back);
◾	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
◾	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
◾	Whether the company maintains a sufficient claw-back policy;
◾	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors (“overriding factors”) apply:

◾	Awards may vest in connection with a liberal change-of-control definition;
◾

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

◾	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
◾	The plan is excessively dilutive to shareholders’ holdings;
◾	The plan contains an evergreen (automatic share replenishment) feature; or
◾	Any other plan features are determined to have a significant negative impact on shareholder interests.

18 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

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Social and Environmental Issues

Global Approach – E&S Shareholder Proposals

ISS applies a common approach globally to evaluating social and environmental proposals which cover a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

◾	If the issues presented in the proposal are being appropriately or effectively dealt with through legislation or government regulation;
◾	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
◾	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;
◾	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
◾	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s practices related to the issue(s) raised in the proposal;
◾

If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

◾

If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Climate Change

Say on Climate (SoC) Management Proposals

General Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan19, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

◾	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;
◾	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);
◾	The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);
◾	Whether the company has sought and received third-party approval that its targets are science-based;
◾	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;
◾	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;
◾	Whether the company’s climate data has received third-party assurance;
◾	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;
◾	Whether there are specific industry decarbonization challenges; and
◾	The company’s related commitment, disclosure, and performance compared to its industry peers.

19 Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

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Say on Climate (SoC) Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:

◾	The completeness and rigor of the company’s climate-related disclosure;
◾	The company’s actual GHG emissions performance;
◾	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and
◾	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

◾

Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

◾	The company’s level of disclosure compared to industry peers; and
◾	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

◾

The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

◾	The company’s level of disclosure is comparable to that of industry peers; or
◾	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

◾	Whether the company provides disclosure of year-over-year GHG emissions performance data;
◾	Whether company disclosure lags behind industry peers;
◾	The company’s actual GHG emissions performance;
◾	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and
◾	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

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Racial Equity and/or Civil Rights Audit Guidelines

General Recommendation: Vote case-by-case on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:

◾	The company’s established process or framework for addressing racial inequity and discrimination internally;
◾	Whether the company adequately discloses workforce diversity and inclusion metrics and goals;
◾	Whether the company has issued a public statement related to its racial justice efforts in recent years, or has committed to internal policy review;
◾	Whether the company has engaged with impacted communities, stakeholders, and civil rights experts;
◾	The company’s track record in recent years of racial justice measures and outreach externally; and
◾	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination.

ESG Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals seeking a report or additional disclosure on the company’s approach, policies, and practices on incorporating environmental and social criteria into its executive compensation strategy, considering:

◾	The scope and prescriptive nature of the proposal;
◾	The company’s current level of disclosure regarding its environmental and social performance and governance;
◾	The degree to which the board or compensation committee already discloses information on whether it has considered related E&S criteria; and
◾	Whether the company has significant controversies or regulatory violations regarding social or environmental issues.

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UNITED STATES

TAFT-HARTLEY PROXY VOTING GUIDELINES

2025 Executive Summary

Published January 17, 2025

WWW.ISSGOVERNANCE.COM

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Introduction

The proxy voting policy of ISS’ Taft-Hartley Advisory Services is based upon the AFL-CIO Proxy Voting Guidelines, which comply with all the fiduciary standards delineated by the U.S. Department of Labor.

Taft-Hartley client accounts are governed by the Employee Retirement Income Security Act (ERISA). ERISA sets forth the tenets under which pension fund assets must be managed and invested. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore must be exercised in accordance with the fiduciary duties of loyalty and prudence. The duty of loyalty requires that the voting fiduciary exercise proxy voting authority solely in the economic interest of participants and plan beneficiaries. The duty of prudence requires that decisions be made based on financial criteria and that a clear process exists for evaluating proxy issues.

The Taft-Hartley Advisory Services voting policy was carefully crafted to meet those requirements by promoting long-term shareholder value, emphasizing the “economic best interests” of plan participants and beneficiaries. Taft-Hartley Advisory Services will assess the short-term and long-term impact of a vote and will promote a position that is consistent with the long-term economic best interests of plan members embodied in the principle of a “worker-owner view of value.”

The Taft-Hartley Advisory Services guidelines address a broad range of issues, including election of directors, executive compensation, proxy contests, auditor ratification, and tender offer defenses – all significant voting items that affect long-term shareholder value. In addition, these guidelines delve deeper into workplace issues that may have an impact on corporate performance, including:

◾	Corporate policies that affect job security and wage levels;
◾	Corporate policies that affect local economic development and stability;
◾	Corporate responsibility to employees, communities, and the environment; and
◾	Workplace safety and health issues.

Taft-Hartley Advisory Services shall analyze each proxy on a case-by-case basis, informed by the guidelines outlined in the following pages. Taft-Hartley Advisory Services does not intend for these guidelines to be exhaustive. It is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, Taft-Hartley Advisory Services’ guidelines are intended to cover the most significant and frequent proxy issues that arise. Issues not covered by the guidelines shall be voted in the interest of plan participants and beneficiaries of the plan based on a worker-owner view of long-term corporate value. Taft-Hartley Advisory Services shall revise its guidelines as events warrant and will remain in conformity with the AFL-CIO proxy voting policy.

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The policies contained herein are a sampling only of selected key Taft-Hartley Advisory Services U.S. proxy voting guidelines, and are not intended to be exhaustive. The complete guidelines can be found at:

https://www.issgovernance.com/policy-gateway/voting-policies/

Board of Directors

Voting on Director Nominees in Uncontested Elections

Electing directors is the single most important stock ownership right that shareholders can exercise. The board of directors is responsible for holding management accountable to performance standards on behalf of the shareholders. Taft-Hartley Advisory Services supports annually elected boards and holds directors to a high standard when voting on their election, qualifications, and compensation.

Taft-Hartley Advisory Services believes votes should be cast in a manner that will encourage the independence of boards. In particular, the Taft-Hartley guidelines board independence standards require a two-thirds majority independent board. The Taft-Hartley guidelines also employ a higher bar on director independence classifications and consider directors who have been on the board for a period exceeding 10 years as non-independent directors. Furthermore, key board committees should be composed entirely of independent directors. Taft-Hartley Advisory Services supports shareholders proposals requesting the separation of the chairman and CEO positions and opposes the election of a non-independent chair.

Taft-Hartley Advisory Services takes into account the attendance records of directors, using a benchmark attendance rate of 75 percent of board and committee meetings. Cases of chronic poor attendance without reasonable justification may also warrant adverse recommendations for nominating/governance committees or the full board. Taft-Hartley Advisory Services will also vote against a director nominee who serves on an excessive number of boards. A non-CEO director will be deemed “overboarded” if he/she sits on more than four public company boards while CEO directors will be considered as such if they serve on more than one public company board besides their own. Furthermore, adverse recommendations for directors may be warranted at companies where problematic pay practices exist, and where boards have not been accountable or responsive to their shareholders.

For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain1, Taft-Hartley Advisory Services will generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where it is determined that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.

Board Size

While there is no hard and fast rule among institutional investors as to what may be an optimal board size, a board that is too large may function inefficiently. Conversely, a board that is too small may allow the CEO to exert disproportionate influence or may stretch the time requirements of individual directors too thin. Given that the preponderance of boards in the U.S. range between five and fifteen directors, many institutional investors believe this benchmark is a useful standard for evaluating such proposals. Taft-Hartley Advisory Services will generally vote against any proposal seeking to amend the company’s board size to fewer than five seats or more than fifteen seats.

1 Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

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Board Diversity

Taft-Hartley Advisory Services will generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) for companies where there are no women on the company’s board or for companies in the Russell 3000 or S&P 1500 indices where the board has no apparent racially or ethnically diverse members2.

Taft-Hartley Advisory Services will support shareholder proposals asking the board to make greater efforts to search for qualified female and minority candidates for nomination to the board of director. Taft-Hartley fiduciaries generally believe that increasing diversity in the boardroom better reflects a company’s workforce, customers and community, and enhances shareholder value.

Majority Threshold Voting Requirement for Director Elections

Taft-Hartley fiduciaries believe shareholders should have a greater voice regarding the election of directors and view majority threshold voting as a viable alternative to the current deficiencies of the plurality system in the U.S. Shareholders have expressed strong support for resolutions on majority threshold voting. Taft-Hartley Advisory Services supports proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors, provided the proposal includes a carve-out for a plurality voting standard in contested director elections.

Cumulative Voting

Under a cumulative voting scheme, shareholders are permitted to have one vote per share for each director to be elected and may apportion these votes among the director candidates in any manner they wish. This voting method allows minority shareholders to influence the outcome of director contests by “cumulating” their votes for one nominee, thereby creating a measure of independence from management control. Taft-Hartley Advisory Services will generally vote against proposals to eliminate cumulative voting, and for proposals to allow cumulative voting.

Shareholder Access to the Proxy

Many investors view proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. Taft-Hartley Advisory Services is generally supportive of reasonably crafted shareholder proposals advocating for the ability of long-term shareholders to cost-effectively nominate director candidates that represent their interests on management’s proxy card. Shareholder proposals that have the potential to result in abuse of the proxy access right by way of facilitating hostile takeovers will generally not be supported.

Takeover Defenses / Shareholder Rights

Topics evaluated in this category include shareholders’ ability to call a special meeting or act by written consent, the adoption or redemption of poison pills, unequal voting rights, fair price provisions, greenmail, supermajority vote requirements, and confidential voting.

2 Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

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Taft-Hartley Advisory Services will generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Taft-Hartley Advisory Services generally opposes takeover defenses, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.

Poison Pills

Shareholder rights plans, more commonly known as poison pills, are warrants issued to shareholders allowing them to purchase shares from the company at a price far below market value when a certain ownership threshold has been reached, thereby effectively preventing a takeover. Poison pills can entrench management and give the board veto power over takeover bids, thereby altering the balance of power between shareholders and management. While poison pills are evaluated on a case-by-case basis depending on a company’s particular set of circumstances, Taft-Hartley Advisory Services will generally vote for proposals to submit a company’s poison pill to shareholder vote and/or eliminate or redeem poison pills.

Proxy Contests — Voting for Director Nominees in Contested Elections

Contested elections of directors frequently occur when a board candidate or “dissident slate” seeks election for the purpose of achieving a significant change in corporate policy or control of seats on the board. Competing slates will be evaluated on a case-by-case basis with several considerations in mind. These include, but are not limited to, the following: personal qualifications of each candidate; the economic impact of the policies advanced by the dissident slate of nominees; and their expressed and demonstrated commitment to the interests of the shareholders of the company.

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Capital Structure

Increase Authorized Common Stock

Corporations seek shareholder approval to increase their supply of common stock for a variety of business reasons. Taft-Hartley Advisory Services will vote for proposals to increase authorized common stock when management has provided a specific justification for the increase, evaluating proposals on a case-by-case basis. An increase of up to 50 percent is enough to allow a company to meet its capital needs. Taft-Hartley Advisory Services will vote against proposals to increase an authorization by more than 50 percent unless management provides compelling reasons for the increase. Adverse recommendations would be considered warranted if the proposal or the company’s prior or ongoing use of authorized shares is problematic (e.g., the company has a non-shareholder approved poison pill).

Reverse Stock Splits

Reverse splits exchange multiple shares for a lesser amount to increase share price. Evaluation of management proposals to implement a reverse stock split will take into account whether there is a corresponding proportional decrease in authorized shares. Without a corresponding decrease, a reverse stock split is effectively an increase in authorized shares by way of reducing the number of shares outstanding, while leaving the number of authorized shares to be issued at the pre-split level. Taft-Hartley Advisory Services also considers if the reverse stock split is necessary to maintain listing of a company’s stock on the national stock exchanges, or if there is substantial doubt about the company’s ability to continue as a going concern without additional financing.

Taft-Hartley Advisory Services generally supports a reverse stock split if the number of authorized shares will be reduced proportionately. When there is not a proportionate reduction of authorized shares, Taft-Hartley trustees should oppose such proposals unless a stock exchange has provided notice to the company of a potential delisting.

Dual Class Structures

Taft-Hartley Advisory Services does not support dual share class structures. Incumbent management can use a dual class structure to gain unequal voting rights. A separate class of shares with superior voting rights can allow management to concentrate its power and insulate itself from the majority of its shareholders. An additional drawback is the added cost and complication of maintaining the two-class system. Taft-Hartley Advisory Services will vote for a one share, one vote capital structure, and vote against the creation or continuation of dual class structures.

Preferred Stock Authorization

Preferred stock is an equity security which has certain features similar to debt instruments- such as fixed dividend payments and seniority of claims to common stock - and usually carries little to no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion with voting, conversion, distribution, and other rights to be determined by the board at time of issue. Taft-Hartley Advisory Services will generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Taft-Hartley Advisory Services will also consider company-specific factors including the company’s prior or ongoing use of authorized shares, disclosure on specific reasons/rationale for the proposed increase, the dilutive impact of the request, disclosure of specific risks to shareholders of not approving the request, and whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

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Share Repurchase Programs

While most U.S. companies can and do implement share buyback programs via board resolutions without shareholder votes, there are exceptions to this rule. Certain financial institutions, for example, are required by their regulators to receive shareholder approval for buyback programs. In addition, certain U.S.-listed cross-market companies are required by the law of their country of incorporation to receive shareholder approval to grant the board the authority to repurchase shares.

For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, Taft-Hartley Advisory Services will vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns. Taft-Hartley Advisory Services will vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from executives at a premium to market price.

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Auditor Ratification

Auditor Independence

Auditors are the backbone upon which a company’s financial health is measured, and auditor independence is essential for rendering objective opinions upon which investors then rely. When an auditor is paid more in consulting fees than for auditing, its relationship with the company is left open to conflicts of interest. Because accounting scandals evaporate shareholder value, any proposal to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor, auditor tenure, as well as whether the ratification of auditors has been put up for shareholder vote. Failure by a company to present its selection of auditors for shareholder ratification should be discouraged as it undermines good governance and disenfranchises shareholders.

Taft-Hartley Advisory Services will vote against the ratification of a company’s auditor if it receives more than one-quarter of its total fees for consulting or if auditor tenure has exceeded seven years. A vote against the election of Audit Committee members will also be recommended when auditor ratification is not included on the proxy ballot and/or when consulting fees exceed audit fees. Taft-Hartley Advisory Services supports shareholder proposals to ensure auditor independence and effect mandatory auditor ratification.

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Mergers, Acquisitions, and Restructurings

Taft-Hartley Advisory Services votes for corporate transactions that take the high road to competitiveness and company growth. Taft-Hartley Advisory Services believes that structuring merging companies to build long-term relationships with a stable and quality work force and preserving good jobs creates long-term company value. Taft-Hartley Advisory Services opposes corporate transactions which indiscriminately lay off workers and shed valuable competitive resources.

Mergers and Acquisitions

Mergers, acquisitions, spinoffs, reincorporations, and other corporate restructuring plans are evaluated on a case-by-case basis, given the potential for significant impact on shareholder value and on shareholders’ economic interests. In addition, these corporate actions can have a significant impact on community stakeholders and the workforce, and may affect the levels of employment, community lending, equal opportunity, and impact on the environment.

Reincorporation

For a company that seeks to reincorporate, Taft-Hartley Advisory Services evaluates the merits of the move on a case-by-case basis, taking into consideration both financial and corporate governance concerns including the reasons for reincorporation, a comparison of both the company’s governance practices and provisions prior to and following the reincorporation, and corporation laws of original state and destination state.

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Executive Compensation

Equity Incentive Plans

Taft-Hartley Advisory Services supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to sustained performance. Stock options and other forms of equity compensation should be performance-based with an eye toward improving shareholder value. Well-designed stock option plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company— and shareholders— prosper together. Poorly designed equity award programs can encourage excessive risk-taking behavior and incentivize executives to pursue corporate strategies that promote short-term stock price to the ultimate detriment of long-term shareholder value.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not necessarily created. Stock options that are awarded selectively and excessively can dilute shareholders’ share value and voting power. In general, Taft-Hartley Advisory Services supports plans that are offered at fair terms to executives who satisfy well-defined performance goals. Option plans are evaluated on a case-by-case basis, taking into consideration factors including: exercise price, voting power dilution, equity burn rate, executive concentration ratios, pay-for-performance, and the presence of any repricing provisions.

Options Backdating

Options backdating has serious implications and has resulted in financial restatements, delisting of companies, and/or the termination of executives or directors. When options backdating has taken place, Taft-Hartley Advisory Services may consider recommending against or withholding votes from the compensation committee, depending on the severity of the practices and the subsequent corrective actions taken by the board. Taft-Hartley Advisory Services adopts a case-by-case approach to the options backdating issue to differentiate companies that had sloppy administration versus those that had committed fraud, as well as those companies that have since taken corrective action. Instances in which companies have committed fraud are more disconcerting, and Taft-Hartley Advisory Services will look to them to adopt formal policies to ensure that such practices will not re-occur in the future.

Advisory Votes on Executive Compensation – Management Say-on-Pay Proposals (MSOP)

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (management “Say on Pay”), an advisory vote on the frequency of Say on Pay, as well as a shareholder advisory vote on golden parachute compensation. Taft-Hartley Advisory Services believes that executive pay programs should be fair, competitive, reasonable, and appropriate, and that pay for performance should be a central tenet in executive compensation philosophy. Taft-Hartley Advisory Services will vote against MSOP proposals if there is a misalignment between CEO pay and company performance, the company maintains problematic pay practices, or the board exhibits a significant level of poor communication and responsiveness to shareholders.

Taft-Hartley Advisory Services also supports annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Golden Parachutes

Golden parachutes are designed to protect the senior level employees of a corporation in the event of a change-in-control. Under most golden parachute agreements, senior level management employees receive a lump

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sum pay-out triggered by a change-in-control at usually two to three times base salary. These severance agreements can grant extremely generous benefits to well-paid executives and most often offer no value to shareholders. Taft-Hartley Advisory Services will evaluate golden parachutes compensation and shareholder proposals to have all golden parachute agreements submitted for shareholder ratification on a case-by-case basis, consistent with Taft-Hartley Advisory Services’ policies on problematic pay practices related to severance packages.

Proposals to Limit Executive and Director Pay

Taft-Hartley Advisory Services will vote for shareholder proposals that seek additional disclosure of executive and director pay information. Taft-Hartley Advisory Services will also vote for shareholder proposals that seek to eliminate outside directors’ retirement benefits. Taft-Hartley Advisory Services reviews on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to non-financial factors such as corporate downsizing, customer/employee satisfaction, community involvement, human rights, social and environmental goals, and performance.

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Corporate Responsibility & Accountability

Taft-Hartley Advisory Services generally supports social, workforce, and environmental shareholder-sponsored resolutions if they seek to create responsible corporate citizens while at the same time attempting to enhance long-term shareholder value. Taft-Hartley Advisory Services typically supports proposals that ask for disclosure reporting of information that is not available outside the company and not proprietary in nature. Such reporting is particularly most vital when it appears that a company has not adequately addressed shareholder concerns regarding social, workplace, environmental and/or other issues.

Corporate and Supplier Codes of Conduct

Taft-Hartley Advisory Services generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the “Declaration on Fundamental Principles and Rights At Work,” ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) right to organize and bargain collectively; ii) non-discrimination in employment; iii) abolition of forced labor; and iv) end of child labor. Each member nation of the ILO body is bound to respect and promote these rights to the best of their abilities.

Taft-Hartley Advisory Services supports the implementation and reporting on ILO codes of conduct. Taft-Hartley Advisory Services also votes in favor of requests for an assessment of the company’s human rights risks in its operation or in its supply chain, or report on its human rights risk assessment process.

Greenhouse Gas Emissions

Shareholder proposals asking a company to issue a report to shareholders – at reasonable cost and omitting proprietary information – on greenhouse gas emissions ask that the report include descriptions of efforts within companies to reduce emissions, their financial exposure and potential liability from operations that contribute to global warming, and their direct or indirect efforts to promote the view that global warming is not a threat. Proponents argue that there is scientific proof that the burning of fossil fuels causes global warming, that future legislation may make companies financially liable for their contributions to global warming, and that a report on the company’s role in global warming can be assembled at reasonable cost. Taft-Hartley Advisory Services generally supports greater disclosure on climate change-related proposals.

Sustainability Reporting and Planning

The concept of sustainability is commonly understood as meeting the needs of the present generation without compromising the ability of future generations to meet their own needs. Indeed, the term sustainability is complex and poses significant challenges for companies on many levels. Many in the investment community have termed this broader responsibility the “triple bottom line,” referring to the triad of performance goals related to economic prosperity, social responsibility, and environmental quality. In essence, the concept requires companies to balance the needs and interests of their various stakeholders while operating in a manner that sustains business growth for the long-term, supports local communities and protects the environment and natural capital for future generations.

Taft-Hartley Advisory Services generally supports shareholder proposals seeking greater disclosure on the company’s environmental and social practices, and/or associated risks and liabilities.

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Hydraulic Fracturing

Shareholder proponents have elevated concerns on the use of hydraulic fracturing, an increasingly controversial process in which water, sand, and a mix of chemicals is blasted horizontally into tight layers of shale rock to extract natural gas. As this practice has gained more widespread use, environmentalists have raised concerns that the chemicals mixed with sand and water to aid the fracturing process can contaminate ground water supplies. Proponents of resolutions at companies that employ hydraulic fracturing are also concerned that wastewater produced by the process could overload the waste treatment plants to which it is shipped. Shareholders have asked companies that utilize hydraulic fracturing to report on the environmental impact of the practice and to disclose policies aimed at reducing hazards from the process.

Taft-Hartley Advisory Services generally supports shareholder requests seeking greater transparency on the practice of hydraulic fracturing and its associated risks.

Workplace Practices and Human Rights

Taft-Hartley Advisory Services supports shareholder requests for workplace safety reports, including reports on accident risk reduction effort. In addition, Taft-Hartley Advisory Services will generally support proposals calling for action on equal employment opportunity and anti-discrimination, and requests to conduct an independent racial equity and/or civil rights audit.

Environmental Justice

Companies have faced proposals addressing environmental justice concerns, focused on vulnerable stakeholders – particularly communities of color and low-income communities – who are disproportionately impacted by environmental pollution. These heightened risks can be exacerbated by climate change. Taft-Hartley Advisory Services generally supports shareholder proposals requesting disclosure of an environmental justice report, as well as a third-party environmental justice assessment.

Just Transition

Companies have faced proposals requesting disclosure on the just transition – addressing stakeholder concerns within a company’s value chain with regards to the effects of climate change and the energy transition. Relevant stakeholder groups can include employees, suppliers (and workers in supply chains), communities impacted by operations, and other vulnerable groups potentially affected by a company’s climate change strategy. Just transition disclosure should adequately assess, consult on, and address impacts on affected stakeholders regarding climate change risks. Taft-Hartley Advisory Services generally supports shareholder proposals requesting just transition and labor protection disclosure, in alignment with the International Labour Organization, the World Benchmarking Alliance, and other generally accepted guidelines and indicators.

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ISS

UNITED STATES

SRI PROXY VOTING GUIDELINES

2025 Executive Summary

Published January 17, 2025

WWW.ISSGOVERNANCE.COM

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Introduction

ISS’ Social Advisory Services division recognizes that socially responsible investors have dual objectives: financial and social. Socially responsible investors invest for economic gain, as do all investors, but they also require that the companies in which they invest conduct their business in a socially and environmentally responsible manner.

These dual objectives carry through to socially responsible investors’ proxy voting activity once the security selection process is completed. In voting their shares, socially responsible institutional shareholders are concerned not only with sustainable economic returns to shareholders and good corporate governance but also with the ethical behavior of corporations and the social and environmental impact of their actions.

Social Advisory Services has, therefore, developed proxy voting guidelines that are consistent with the dual objectives of socially responsible shareholders. On matters of social and environmental import, the guidelines seek to reflect a broad consensus of the socially responsible investing community. Generally, we take policies that have been developed by groups such as the Interfaith Center on Corporate Responsibility, the General Board of Pension and Health Benefits of the United Methodist Church, Domini Social Investments, and other leading church shareholders and socially responsible mutual fund companies as our frame of reference. Additionally, we incorporate the active ownership and investment philosophies of leading globally recognized initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), the United Nations Principles for Responsible Investment (UNPRI), the United Nations Global Compact, and environmental and social European Union Directives.

On matters of corporate governance, executive compensation, and corporate structure, Social Advisory Services guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance consistent with responsibilities to society as a whole.

The guidelines provide an overview of how Social Advisory Services recommends that its clients vote. We note that there may be cases in which the final vote recommendation on a particular company varies from the vote guideline due to the fact that we closely examine the merits of each proposal and consider relevant information and company-specific circumstances in arriving at our decisions. Where Social Advisory Services acts as a voting agent for its clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. Social Advisory Services updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social, and corporate governance topics, in addition to evolving market standards, regulatory changes, and client feedback.

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The policies contained herein are a sampling only of selected key Social Advisory Services U.S. proxy voting guidelines and are not intended to be exhaustive. The complete guidelines can be found at:

https://www.issgovernance.com/policy-gateway/voting-policies/

Management Proposals

Board of Directors

Social Advisory Services considers director elections to be one of the most important voting decisions that shareholders make. Boards should be composed of a majority of independent directors and key board committees should be composed entirely of independent directors. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as chairman of the board. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Directors are ultimately responsible to the corporation’s shareholders. The most direct expression of this responsibility is the requirement that directors be elected to their positions by the shareholders.

Social Advisory Services will generally oppose all director nominees if the board is not majority independent and will vote against or withhold from non-independent directors who sit on key board committees. Social Advisory Services will also vote against or withhold from incumbent members of the nominating committee, or other directors on a case-by-case basis, where the board is not comprised of at least 40 percent underrepresented gender identities 1 or at least 20 percent racially or ethnically diverse directors. The election of directors who have failed to attend a minimum of 75 percent of board and committee meetings held during the year will be opposed. Furthermore, Social Advisory Services will vote against or withhold from a director nominee who serves on an excessive number of boards. A non-CEO director will be deemed “overboarded” if they sit on more than five public company boards while CEO directors will be considered as such if they serve on more than two public company boards besides their own.

In addition, Social Advisory Services will generally vote against or withhold from directors individually, committee members, or potentially the entire board, for failure to adequately guard against or manage ESG risks or for lack of sustainability reporting in the company’s public documents and/or website in conjunction with a failure to adequately manage or mitigate ESG risks. For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain2, Social Advisory Services will generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where it has been determined that the company is not taking the minimum steps needed to be aligned with a Net Zero by 2050 trajectory.

Social Advisory Services supports requests asking for the separation of the positions of chairman and CEO, opposes the creation of classified boards, and reviews proposals to change board size on a case-by-case basis. Social Advisory Services also generally supports shareholder proposals calling for greater access to the board, affording shareholders the ability to nominate directors to corporate boards. Social Advisory Services may vote against or withhold from directors at companies where problematic pay practices exist and where boards have not been accountable or responsive to their shareholders.

1 Underrepresented gender identities include directors who identify as women or as non-binary.

2 Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

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Board Responsiveness

Social Advisory Services will vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if the board fails to act on a shareholder proposal that received the support of a majority of the shares in the previous year. When evaluating board responsiveness issues, Social Advisory Services takes into account other factors, including the board’s failure to act on takeover offers where the majority of shares are tendered; if at the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Auditors

While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, Social Advisory Services believes that outside accountants must ultimately be accountable to shareholders. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. A Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Social Advisory Services will vote against the ratification of the auditor in cases where non-audit fees represent more than 25 percent of the total fees paid to the auditor in the previous year. Social Advisory Services supports requests asking for the rotation of the audit firm if the request includes a timetable of five years or more.

Takeover Defenses / Shareholder Rights

Topics evaluated in this category include shareholders’ ability to call a special meeting or act by written consent, the adoption or redemption of poison pills, unequal voting rights, fair price provisions, greenmail, supermajority vote requirements, and confidential voting.

Social Advisory Services will generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Social Advisory Services generally opposes takeover defenses, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.

Miscellaneous Governance Provisions

Social Advisory Services evaluates proposals that concern governance issues such as shareholder meeting adjournments, quorum requirements, corporate name changes, and bundled or conditional proposals on a case-by-case basis, taking into account the impact on shareholder rights.

Capital Structures

Capital structure related topics include requests for increases in authorized stock, stock splits and reverse stock splits, issuances of blank check preferred stock, debt restructurings, and share repurchase plans.

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Social Advisory Services supports a one-share, one-vote policy and opposes mechanisms that skew voting rights. Social Advisory Services supports capital requests that provide companies with adequate financing flexibility while protecting shareholders from excessive dilution of their economic and voting interests. Proposals to increase common stock are evaluated on a case-by-case basis, taking into account the company’s prior or ongoing use of share authorizations and elements of the current request.

Executive and Director Compensation

The global financial crisis resulted in significant erosion of shareholder value and highlighted the need for greater assurance that executive compensation is principally performance-based, fair, reasonable, and not designed in a manner that would incentivize excessive risk-taking by management. The crisis raised questions about the role of pay incentives in influencing executive behavior and motivating inappropriate or excessive risk-taking and other unsustainable practices that could threaten a corporation‘s long-term viability. The safety lapses that led to the disastrous explosions at BP’s Deepwater Horizon oil rig and Massey Energy’s Upper Big Branch mine, and the resulting unprecedented losses in shareholder value; a) underscore the importance of incorporating meaningful economic incentives around social and environmental considerations in compensation program design, and; b) exemplify the costly liabilities of failing to do so.

Social Advisory Services evaluates executive and director compensation by considering the presence of appropriate pay-for-performance alignment with long-term shareholder value, compensation arrangements that risk “pay for failure,” and an assessment of the clarity and comprehensiveness of compensation disclosures. Shareholder proposals calling for additional disclosure on compensation issues or the alignment of executive compensation with social or environmental performance criteria are supported, while shareholder proposals calling for other changes to a company’s compensation programs are reviewed on a case-by-case basis.

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (Say on Pay), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. Social Advisory Services will vote against Say on Pay proposals if there is a misalignment between CEO pay and company performance, the company maintains problematic pay practices, and the board exhibits a significant level of poor communication and responsiveness to shareholders.

Social Advisory Services will evaluate whether pay quantum is in alignment with company performance, and consideration will also be given to whether the proportion of performance-contingent pay elements is sufficient in light of concerns with a misalignment between executive pay and company performance.

Social Advisory Services will vote case-by-case on certain equity-based compensation plans depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach.

Mergers and Corporate Restructurings

Mergers, acquisitions, spinoffs, reincorporations, and other corporate restructuring plans are evaluated on a case-by-case basis, given the potential for significant impact on shareholder value and on shareholders’ economic interests. In addition, these corporate actions can have a significant impact on community stakeholders and the workforce, and may affect the levels of employment, community lending, equal opportunity, and impact on the environment.

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Mutual Fund Proxies

There are a number of proposals that are specific to mutual fund proxies, including the election of trustees, investment advisory agreements, and distribution agreements. Social Advisory Services evaluates these proposals on a case-by-case basis taking into consideration recent trends and best practices at mutual funds.

Shareholder Proposals

Shareholder Proposals on Corporate Governance and Executive Compensation

Shareholder proposals topics include board-related issues, shareholder rights and board accountability issues, as well as compensation matters. Each year, shareholders file numerous proposals that address key issues regarding corporate governance and executive compensation. Social Advisory Services evaluates these proposals from the perspective that good corporate governance practices can have positive implications for a company and its ability to maximize shareholder value. Proposals that seek to improve a board’s accountability to its shareholders and other stakeholders are supported. Social Advisory Services supports initiatives that seek to strengthen the link between executive pay and performance, including performance elements related to corporate social responsibility.

Shareholder Proposals on Social and Environmental Topics

Shareholder resolutions on social and environmental topics include workplace diversity and safety topics, codes of conduct, labor standards and human rights, the environment and energy, sustainability and climate, weapons, consumer welfare, animal welfare, and public safety.

Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than they have in the past. In addition to the moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of their potential impact on the economic performance of the company. Among the reasons for this change are:

◾	The number and variety of shareholder resolutions on social and environmental issues has increased;
◾	Many of the sponsors and supporters of these resolutions are large institutional shareholders with significant holdings, and therefore, greater direct influence on the outcomes;
◾	The proposals are more sophisticated – better written, more focused, and more sensitive to the feasibility of implementation; and
◾	Investors now understand that a company’s response to social and environmental issues can have serious economic consequences for the company and its shareholders.

Social Advisory Services generally supports requests for additional disclosures that would allow shareholders to better assess the board and management’s oversight of risks in the company’s operations. Social Advisory Services will closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. Social Advisory Services supports shareholder proposals that seek to improve a company’s public image or reduce its exposure to liabilities and risks.

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We empower investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics, and insight.

G E T S T A R T E D W I T H I S S S O L U T I O N S

Email sales@issgovernance.com or visit www.issgovernance.com for more information.

Founded in 1985, Institutional Shareholder Services group of companies (ISS) empowers investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics and insight. ISS, which is majority owned by Deutsche Bourse Group, along with Genstar Capital and ISS management, is a leading provider of corporate governance and responsible investment solutions, market intelligence, fund services, and events and editorial content for institutional investors and corporations, globally. ISS’ 2,600 employees operate worldwide across 29 global locations in 15 countries. Its approximately 3,400 clients include many of the world’s leading institutional investors who rely on ISS’ objective and impartial offerings, as well as public companies focused on ESG and governance risk mitigation as a shareholder value enhancing measure. Clients rely on ISS’ expertise to help them make informed investment decisions. This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

© 2025 | Institutional Shareholder Services and/or its affiliates

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UNITED STATES

SUSTAINABILITY PROXY VOTING GUIDELINES

2025 Executive Summary

Published January 17, 2025

WWW.ISSGOVERNANCE.COM

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Introduction

ISS’ Sustainability Advisory Services recognizes the growing view among investment professionals that sustainability or environmental, social, and corporate governance (ESG) factors could present material risks to portfolio investments. Whereas investment managers have traditionally analyzed topics such as board accountability and executive compensation to mitigate risk, greater numbers are incorporating ESG performance into their investment decision making in order to have a more comprehensive understanding of the overall risk profile of the companies in which they invest to ensure sustainable long-term profitability for their beneficiaries.

Investors concerned with portfolio value preservation and enhancement through the incorporation of sustainability factors can also carry out this active ownership approach through their proxy voting activity. In voting their shares, sustainability-minded investors are concerned not only with economic returns to shareholders and good corporate governance, but also with ensuring corporate activities and practices are aligned with the broader objectives of society. These investors seek standardized reporting on ESG issues, request information regarding an issuer’s adoption of, or adherence to, relevant norms, standards, codes of conduct or universally recognized international initiatives including affirmative support for related shareholder resolutions advocating enhanced disclosure and transparency.

Sustainability Advisory Services has, therefore, developed proxy voting guidelines that are consistent with the objectives of sustainability-minded investors and fiduciaries. On matters of ESG import, ISS’ Sustainability Policy seeks to promote support for recognized global governing bodies promoting sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights. Generally, ISS’ Sustainability Policy will take as its frame of reference internationally recognized sustainability-related initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), United Nations Principles for Responsible Investment (UNPRI), United Nations Global Compact, Global Reporting Initiative (GRI), Carbon Principles, International Labour Organization Conventions (ILO), Ceres Roadmap 2030, Global Sullivan Principles, MacBride Principles, and environmental and social European Union Directives. Each of these efforts promote a fair, unified and productive reporting and compliance environment which advances positive corporate ESG actions that promote practices that present new opportunities or that mitigate related financial and reputational risks.

On matters of corporate governance, executive compensation, and corporate structure, the Sustainability Policy guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance.

These guidelines provide an overview of how ISS approaches proxy voting issues for subscribers of the Sustainability Policy. Sustainability Advisory Services notes there may be cases in which the final vote recommendation at a particular company varies from the voting guidelines due to the fact that Sustainability Advisory Services closely examines the merits of each proposal and consider relevant information and company-specific circumstances in arriving at decisions. To that end, ISS engages with both interested shareholders as well as issuers to gain further insight into contentious issues facing the company. Where ISS acts as voting agent for clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. Sustainability Advisory Services updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social and corporate governance topics, as well as the evolution of market standards, regulatory changes and client feedback.

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The policies contained herein are a sampling only of selected key Sustainability Advisory Services U.S. proxy voting guidelines, and are not intended to be exhaustive. The complete guidelines can be found at:

https://www.issgovernance.com/policy-gateway/voting-policies/

Management Proposals

Board of Directors

ISS’ Sustainability Advisory Services considers director elections to be one of the most important voting decisions that shareholders make. Boards should be sufficiently independent from management (and significant shareholders) so as to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Sustainability Advisory Services will generally oppose non-independent director nominees if the board is not composed of a majority of independent directors and will vote against or withhold from non-independent directors who sit on key board committees. Sustainability Advisory Services will also vote against or withhold from the chair of the nominating committee, or other nominees on a case-by-case basis, if the board lacks at least one director of an underrepresented gender identity1 or where the board has no apparent racially or ethnically diverse members. The election of directors who have failed to attend a minimum of 75 percent of board and committee meetings held during the year will be opposed. Furthermore, Sustainability Advisory Services will vote against or withhold from a director nominee who serves on an excessive number of boards. A non-CEO director will be deemed “overboarded” if they sit on more than five public company boards while CEO directors will be considered as such if they serve on more than two public company boards besides their own.

In addition, Sustainability Advisory Services will generally vote against or withhold from directors individually, committee members, or potentially the entire board, for failure to adequately guard against or manage ESG risks or for lack of sustainability reporting in the company’s public documents and/or website in conjunction with a failure to adequately manage or mitigate ESG risks. For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain2, Sustainability Advisory Services will generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where it is determined that the company is not taking the minimum steps needed to be aligned with a Net Zero by 2050 trajectory.

Sustainability Advisory Services generally supports requests asking for the separation of the positions of chairman and CEO, and shareholder proposals calling for greater access to the board, affording shareholders the ability to nominate directors to corporate boards. Sustainability Advisory Services may vote against or withhold from directors at companies where problematic pay practices exist, and where boards have not been accountable or responsive to their shareholders.

1 Underrepresented gender identities include directors who identify as women or as non-binary.

2 Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

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Board Responsiveness

Sustainability Advisory Services will vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if the board fails to act on a shareholder proposal that received the support of a majority of the shares in the previous year. When evaluating board responsiveness issues, Sustainability Advisory Services takes into account other factors including the board’s failure to act on takeover offers where the majority of shares are tendered; if at the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Auditors

While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, Sustainability Advisory Services believes that outside accountants must ultimately be accountable to shareholders. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. A Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Sustainability Advisory Services will vote against the ratification of the auditor in cases where fees for non-audit services are excessive.

Takeover Defenses / Shareholder Rights

Topics evaluated in this category include shareholders’ ability to call a special meeting or act by written consent, the adoption or redemption of poison pills, unequal voting rights, fair price provisions, greenmail, supermajority vote requirements, and confidential voting.

Sustainability Advisory Services will generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Sustainability Advisory Services generally opposes takeover defenses, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.

Miscellaneous Governance Provisions

Sustainability Advisory Services evaluates proposals that concern governance issues such as shareholder meeting adjournments, quorum requirements, corporate name changes, and bundled or conditional proposals on a case-by-case basis, taking into account the impact on shareholder rights.

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Capital Structures

Capital structure related topics include requests for increases in authorized stock, stock splits and reverse stock splits, issuances of blank check preferred stock, debt restructurings, and share repurchase plans.

Sustainability Advisory Services supports a one-share, one-vote policy and opposes mechanisms that skew voting rights. Sustainability Advisory Services supports capital requests that provide companies with adequate financing flexibility while protecting shareholders from excessive dilution of their economic and voting interests. Proposals to increase common stock are evaluated on a case-by-case basis, taking into account the company’s past use of share authorizations and elements of the current request.

Executive and Director Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (Say on Pay), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. Sustainability Advisory Services will vote against Say on Pay proposals if there is an unmitigated misalignment between CEO pay and company performance, the company maintains problematic pay practices, and the board exhibits a significant level of poor communication and responsiveness to shareholders.

Sustainability Advisory Services will vote case-by-case on certain equity-based compensation plans depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach.

Mergers and Corporate Restructurings

Mergers, acquisitions, spinoffs, reincorporations, and other corporate restructuring plans are evaluated on a case-by-case basis, given the potential for significant impact on shareholder value and on shareholders’ economic interests. In addition, these corporate actions can have a significant impact on community stakeholders and the workforce, and may affect the levels of employment, community lending, equal opportunity, and impact on the environment.

Mutual Fund Proxies

There are a number of proposals that are specific to mutual fund proxies, including the election of trustees, investment advisory agreements, and distribution agreements. Sustainability Advisory Services evaluates these proposals on a case-by-case basis taking into consideration recent trends and best practices at mutual funds.

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Shareholder Proposals

Shareholder Proposals on Corporate Governance and Executive Compensation

Shareholder proposals topics include board-related issues, shareholder rights and board accountability issues, as well as compensation matters. Each year, shareholders file numerous proposals that address key issues regarding corporate governance and executive compensation. Sustainability Advisory Services evaluates these proposals from the perspective that good corporate governance practices can have positive implications for a company and its ability to maximize shareholder value. Proposals that seek to improve a board’s accountability to its shareholders and other stakeholders are supported.

Shareholder Proposals on Social and Environmental Topics

Shareholder resolutions on social and environmental topics include workplace diversity and safety topics, codes of conduct, labor standards and human rights, the environment and energy, sustainability and climate, weapons, consumer welfare, and public safety.

Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than they have in the past. In addition to the moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of their potential impact on the economic performance of the company. Among the reasons for this change are:

◾	The number and variety of shareholder resolutions on social and environmental issues has increased;
◾	Many of the sponsors and supporters of these resolutions are large institutional shareholders with significant holdings, and therefore, greater direct influence on the outcomes;
◾	The proposals are more sophisticated – better written, more focused, and more sensitive to the feasibility of implementation; and
◾	Investors now understand that a company’s response to social and environmental issues can have serious economic consequences for the company and its shareholders.

While focusing on value enhancement through risk mitigation and exposure to new sustainability-related opportunities, these resolutions also seek standardized reporting on ESG issues, request information regarding an issuer’s adoption of, or adherence to, relevant norms, standards, codes of conduct or universally recognized international initiatives to promote disclosure and transparency. Sustainability Advisory Services generally supports standards-based ESG shareholder proposals that enhance long-term shareholder and stakeholder value while aligning the interests of the company with those of society at large. In particular, the policy will focus on resolutions seeking greater transparency and/or adherence to internationally recognized standards and principles.

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We empower investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics, and insight.

G E T S T A R T E D W I T H I S S S O L U T I O N S

Email sales@issgovernance.com or visit www.issgovernance.com for more information.

Founded in 1985, Institutional Shareholder Services group of companies (ISS) empowers investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics and insight. ISS, which is majority owned by Deutsche Bourse Group, along with Genstar Capital and ISS management, is a leading provider of corporate governance and responsible investment solutions, market intelligence, fund services, and events and editorial content for institutional investors and corporations, globally. ISS’ 2,600 employees operate worldwide across 29 global locations in 15 countries. Its approximately 3,400 clients include many of the world’s leading institutional investors who rely on ISS’ objective and impartial offerings, as well as public companies focused on ESG and governance risk mitigation as a shareholder value enhancing measure. Clients rely on ISS’ expertise to help them make informed investment decisions. This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

© 2025 | Institutional Shareholder Services and/or its affiliates

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ISS

UNITED STATES

Proxy Voting Guidelines
Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2025
Published January 9, 2025
Updated February 25, 2025

Effective for Meetings Published on or after February 25, 2025, Consideration of Certain Diversity Factors in Making Vote Recommendations Is Suspended (see pp. 12-13 for more information).

WWW.ISSGOVERNANCE.COM

TABLE OF CONTENTS

Coverage	9

1. Board of Directors	10

Voting on Director Nominees in Uncontested Elections	10

Independence	10

ISS Classification of Directors – U.S.	11

Composition	13

Attendance	13

Overboarded Directors	13

Gender Diversity	14

Racial and/or Ethnic Diversity	14

Responsiveness	14

Accountability	15

Poison Pills	15

Unequal Voting Rights	15

Classified Board Structure	16

Removal of Shareholder Discretion on Classified Boards	16

Problematic Governance Structure	16

Unilateral Bylaw/Charter Amendments	16

Restricting Binding Shareholder Proposals	17

Director Performance Evaluation	17

Management Proposals to Ratify Existing Charter or Bylaw Provisions	17

Problematic Audit-Related Practices	17

Problematic Compensation Practices	18

Problematic Pledging of Company Stock	18

Climate Accountability	18

Governance Failures	19

Voting on Director Nominees in Contested Elections	19

Vote-No Campaigns	19

Proxy Contests/Proxy Access	19

Other Board-Related Proposals	20

Adopt Anti-Hedging/Pledging/Speculative Investments Policy	20

Board Refreshment	20

Term/Tenure Limits	20

Age Limits	20

Board Size	20

Classification/Declassification of the Board	20

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CEO Succession Planning	21

Cumulative Voting	21

Director and Officer Indemnification, Liability Protection, and Exculpation	21

Establish/Amend Nominee Qualifications	22

Establish Other Board Committee Proposals	22

Filling Vacancies/Removal of Directors	22

Independent Board Chair	22

Majority of Independent Directors/Establishment of Independent Committees	23

Majority Vote Standard for the Election of Directors	23

Proxy Access	23

Require More Nominees than Open Seats	24

Shareholder Engagement Policy (Shareholder Advisory Committee)	24

2. Audit-Related	25

Auditor Indemnification and Limitation of Liability	25

Auditor Ratification	25

Shareholder Proposals Limiting Non-Audit Services	25

Shareholder Proposals on Audit Firm Rotation	25

3. Shareholder Rights & Defenses	27

Advance Notice Requirements for Shareholder Proposals/Nominations	27

Amend Bylaws without Shareholder Consent	27

Control Share Acquisition Provisions	27

Control Share Cash-Out Provisions	27

Disgorgement Provisions	28

Fair Price Provisions	28

Freeze-Out Provisions	28

Greenmail	28

Shareholder Litigation Rights	28

Federal Forum Selection Provisions	28

Exclusive Forum Provisions for State Law Matters	29

Fee shifting	29

Net Operating Loss (NOL) Protective Amendments	29

Poison Pills (Shareholder Rights Plans)	30

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy	30

Management Proposals to Ratify a Poison Pill	30

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)	30

Proxy Voting Disclosure, Confidentiality, and Tabulation	31

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions	31

Reimbursing Proxy Solicitation Expenses	32

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Reincorporation Proposals	32

Shareholder Ability to Act by Written Consent	32

Shareholder Ability to Call Special Meetings	33

Stakeholder Provisions	33

State Antitakeover Statutes	33

Supermajority Vote Requirements	33

Virtual Shareholder Meetings	33

4. Capital/Restructuring	34

Capital	34

Adjustments to Par Value of Common Stock	34

Common Stock Authorization	34

General Authorization Requests	34

Specific Authorization Requests	35

Dual Class Structure	35

Issue Stock for Use with Rights Plan	35

Preemptive Rights	35

Preferred Stock Authorization	35

General Authorization Requests	35

Recapitalization Plans	37

Reverse Stock Splits	37

Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.	37

Share Repurchase Programs	37

Share Repurchase Programs Shareholder Proposals	38

Stock Distributions: Splits and Dividends	38

Tracking Stock	38

Restructuring	38

Appraisal Rights	38

Asset Purchases	38

Asset Sales	39

Bundled Proposals	39

Conversion of Securities	39

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans	39

Formation of Holding Company	40

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)	40

Joint Ventures	40

Liquidations	41

Mergers and Acquisitions	41

Private Placements/Warrants/Convertible Debentures	42

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Reorganization/Restructuring Plan (Bankruptcy)	43

Special Purpose Acquisition Corporations (SPACs)	43

Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions	43

Spin-offs	44

Value Maximization Shareholder Proposals	44

5. Compensation	45

Executive Pay Evaluation	45

Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)	45

Pay-for-Performance Evaluation	46

Problematic Pay Practices	47

Compensation Committee Communications and Responsiveness	48

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)	48

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale	48

Equity-Based and Other Incentive Plans	49

Shareholder Value Transfer (SVT)	50

Three-Year Value-Adjusted Burn Rate	50

Egregious Factors	50

Liberal Change in Control Definition	50

Repricing Provisions	51

Problematic Pay Practices or Significant Pay-for-Performance Disconnect	51

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))	51

Specific Treatment of Certain Award Types in Equity Plan Evaluations	52

Dividend Equivalent Rights	52

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)	52

Other Compensation Plans	52

401(k) Employee Benefit Plans	52

Employee Stock Ownership Plans (ESOPs)	52

Employee Stock Purchase Plans—Qualified Plans	53

Employee Stock Purchase Plans—Non-Qualified Plans	53

Option Exchange Programs/Repricing Options	53

Stock Plans in Lieu of Cash	54

Transfer Stock Option (TSO) Programs	54

Director Compensation	55

Shareholder Ratification of Director Pay Programs	55

Equity Plans for Non-Employee Directors	55

Non-Employee Director Retirement Plans	55

Shareholder Proposals on Compensation	56

Bonus Banking/Bonus Banking “Plus”	56

Compensation Consultants—Disclosure of Board or Company’s Utilization	56

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Disclosure/Setting Levels or Types of Compensation for Executives and Directors	56

Golden Coffins/Executive Death Benefits	56

Hold Equity Past Retirement or for a Significant Period of Time	56

Pay Disparity	57

Pay for Performance/Performance-Based Awards	57

Pay for Superior Performance	57

Pre-Arranged Trading Plans (10b5-1 Plans)	58

Prohibit Outside CEOs from Serving on Compensation Committees	58

Recoupment of Incentive or Stock Compensation in Specified Circumstances	58

Severance and Golden Parachute Agreements	59

Share Buyback Impact on Incentive Program Metrics	59

Supplemental Executive Retirement Plans (SERPs)	59

Tax Gross-Up Proposals	59

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity	60

6. Routine/Miscellaneous	61

Adjourn Meeting	61

Amend Quorum Requirements	61

Amend Minor Bylaws	61

Change Company Name	61

Change Date, Time, or Location of Annual Meeting	62

Other Business	62

7. Social and Environmental Issues	63

Global Approach – E&S Shareholder Proposals	63

Endorsement of Principles	63

Animal Welfare	63

Animal Welfare Policies	63

Animal Testing	64

Animal Slaughter	64

Consumer Issues	64

Genetically Modified Ingredients	64

Reports on Potentially Controversial Business/Financial Practices	65

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation	65

Product Safety and Toxic/Hazardous Materials	65

Tobacco-Related Proposals	66

Climate Change	66

Say on Climate (SoC) Management Proposals	66

Say on Climate (SoC) Shareholder Proposals	67

Climate Change/Greenhouse Gas (GHG) Emissions	67

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Energy Efficiency	68

Renewable Energy	68

Diversity	68

Board Diversity	68

Equality of Opportunity	69

Gender Identity, Sexual Orientation, and Domestic Partner Benefits	69

Gender, Race/Ethnicity Pay Gap	69

Racial Equity and/or Civil Rights Audit Guidelines	70

Environment and Sustainability	70

Facility and Workplace Safety	70

Natural Capital- Related and/or Community Impact Assessment Proposals	70

Hydraulic Fracturing	71

Operations in Protected Areas	71

Recycling	71

Sustainability Reporting	71

Water Issues	71

General Corporate Issues	72

Charitable Contributions	72

Data Security, Privacy, and Internet Issues	72

ESG Compensation-Related Proposals	72

Human Rights, Human Capital Management, and International Operations	73

Human Rights Proposals	73

Mandatory Arbitration	73

Operations in High-Risk Markets	73

Outsourcing/Offshoring	74

Sexual Harassment	74

Weapons and Military Sales	74

Political Activities	75

Lobbying	75

Political Contributions	75

Political Expenditures and Lobbying Congruency	75

Political Ties	76

8. Mutual Fund Proxies	77

Election of Directors	77

Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes	77

Converting Closed-end Fund to Open-end Fund	77

Proxy Contests	77

Investment Advisory Agreements	77

Approving New Classes or Series of Shares	78

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Preferred Stock Proposals	78

1940 Act Policies	78

Changing a Fundamental Restriction to a Nonfundamental Restriction	78

Change Fundamental Investment Objective to Nonfundamental	78

Name Change Proposals	78

Change in Fund’s Subclassification	79

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value	79

Disposition of Assets/Termination/Liquidation	79

Changes to the Charter Document	79

Changing the Domicile of a Fund	80

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval	80

Distribution Agreements	80

Master-Feeder Structure	80

Mergers	80

Shareholder Proposals for Mutual Funds	80

Establish Director Ownership Requirement	80

Reimburse Shareholder for Expenses Incurred	81

Terminate the Investment Advisor	81

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Coverage

The U.S. research team provides proxy analyses and voting recommendations for the common shareholder meetings of U.S. - incorporated companies that are publicly-traded on U.S. exchanges, as well as certain OTC companies, if they are held in our institutional investor clients’ portfolios. Coverage generally includes corporate actions for common equity holders, such as written consents and bankruptcies. ISS’ U.S. coverage includes investment companies (including open-end funds, closed-end funds, exchange-traded funds, and unit investment trusts), limited partnerships (“LPs”), master limited partnerships (“MLPs”), limited liability companies (“LLCs”), and business development companies. ISS reviews its universe of coverage on an annual basis, and the coverage is subject to change based on client need and industry trends.

Foreign-incorporated companies

In addition to U.S.- incorporated, U.S.- listed companies, ISS’ U.S. policies are applied to certain foreign-incorporated company analyses. Like the SEC, ISS distinguishes two types of companies that list but are not incorporated in the U.S.:

◾

U.S. Domestic Issuers – which have a majority of outstanding shares held in the U.S. and meet other criteria, as determined by the SEC, and are subject to the same disclosure and listing standards as U.S. incorporated companies (e.g. they are required to file DEF14A proxy statements) – are generally covered under standard U.S. policy guidelines.

◾

Foreign Private Issuers (FPIs) – which are allowed to take exemptions from most disclosure requirements (e.g., they are allowed to file 6-K for their proxy materials) and U.S. listing standards – are generally covered under a combination of policy guidelines:

◾

FPI Guidelines (see the Americas Regional Proxy Voting Guidelines), may apply to companies incorporated in governance havens, and apply certain minimum independence and disclosure standards in the evaluation of key proxy ballot items, such as the election of directors; and/or

◾	Guidelines for the market that is responsible for, or most relevant to, the item on the ballot.

U.S. incorporated companies listed only on non-U.S. exchanges are generally covered under the ISS guidelines for the market on which they are traded.

An FPI is generally covered under ISS’ approach to FPIs outlined above, even if such FPI voluntarily files a proxy statement and/or other filing normally required of a U.S. Domestic Issuer, so long as the company retains its FPI status.

In all cases – including with respect to other companies with cross-market features that may lead to ballot items related to multiple markets – items that are on the ballot solely due to the requirements of another market (listing, incorporation, or national code) may be evaluated under the policy of the relevant market, regardless of the “assigned” primary market coverage.

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1. Board of Directors

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

Independence: Boards should be sufficiently independent from management (and significant shareholders) to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company’s governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on case-by-case basis):

Independence

Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:

◾	Independent directors comprise 50 percent or less of the board;
◾	The non-independent director serves on the audit, compensation, or nominating committee;
◾	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or

1 A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

2 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

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ISS Classification of Directors – U.S.

1.	Executive Director

1.1.	Current officer[1] of the company or one of its affiliates[2].

2.	Non-Independent Non-Executive Director

Board Identification

2.1.	Director identified as not independent by the board.

Controlling/Significant Shareholder

2.2.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).

Current Employment at Company or Related Company

2.3.	Non-officer employee of the firm (including employee representatives).

2.4.	Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.

Former Employment

2.5.	Former CEO of the company.[3,4]

2.6.	Former non-CEO officer[1] of the company or an affiliate[2] within the past five years.

2.7.	Former officer[1] of an acquired company within the past five years.[4]

2.8.	Officer[1] of a former parent or predecessor firm at the time the company was sold or split off within the past five years.

2.9.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made.[5]

Family Members

2.10.	Immediate family member[6] of a current or former officer[1] of the company or its affiliates[2] within the last five years.

2.11.

Immediate family member[6] of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Professional, Transactional, and Charitable Relationships

2.12.

Director who (or whose immediate family member6) currently provides professional services[7] in excess of $10,000 per year to: the company, an affiliate[2], or an individual officer of the company or an affiliate; or who is (or whose immediate family member[6] is) a partner, employee, or controlling shareholder of an organization which provides the services.

2.13.

Director who (or whose immediate family member6) currently has any material transactional relationship[8] with the company or its affiliates[2]; or who is (or whose immediate family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has the material transactional relationship[8] (excluding investments in the company through a private placement).

2.14.

Director who (or whose immediate family member6) is a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8] from the company or its affiliates[2].

Other Relationships

2.15.	Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.

2.16.	Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee.[10]

2.17.	Founder[11] of the company but not currently an employee.

2.18.	Director with pay comparable to Named Executive Officers.

2.19.	Any material[12] relationship with the company.

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3.	Independent Director

3.1.	No material[12] connection to the company other than a board seat.

Footnotes:

1. The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.

2. “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation. The manager/advisor of an externally managed issuer (EMI) is considered an affiliate.

3. Includes any former CEO of the company prior to the company’s initial public offering (IPO).

4. When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

5. ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

6. “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

7. Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

8. A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity, exceeding the greater of: $200,000 or 5 percent of the recipient’s gross revenues, for a company that follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, for a company that follows NYSE listing standards. For a company that follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

9. Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

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10. Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

11. The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, ISS may deem him or her an Independent Director.

12. For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

◾	Medical issues/illness;
◾	Family emergencies; and
◾	Missing only one meeting (when the total of all meetings is three or fewer).

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally vote against or withhold from individual directors who:

◾	Sit on more than five public company boards; or
◾	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards[4].

NOTE: For shareholder meeting reports published on or after February 25th, 2025, Institutional Shareholder Services (ISS) has indefinitely halted the consideration of the gender diversity of a company’s board when making vote recommendations with respect to the election or re-election of directors at U.S. companies covered by these guidelines under its proprietary ISS U.S. Benchmark policy.

3 Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

4 Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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Gender Diversity: Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company’s board. An exception will be made if there was at least one woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.

NOTE: For shareholder meeting reports published on or after February 25th, 2025, Institutional Shareholder Services (ISS) has indefinitely halted the consideration of the racial and/or ethnic diversity of a company’s board when making vote recommendations with respect to the election or re-election of directors at U.S. companies covered under these guidelines under its proprietary ISS U.S. Benchmark policy.

Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members5. An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.

Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

◾

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

◾	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
◾	Rationale provided in the proxy statement for the level of implementation;
◾	The subject matter of the proposal;
◾	The level of support for and opposition to the resolution in past meetings;
◾	Actions taken by the board in response to the majority vote and its engagement with shareholders;
◾	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
◾	Other factors as appropriate.
◾	The board failed to act on takeover offers where the majority of shares are tendered; or
◾

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

◾	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
◾	The company’s response, including:
◾

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

◾	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition; and
◾	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
◾	Other recent compensation actions taken by the company;
◾	Whether the issues raised are recurring or isolated;
◾	The company’s ownership structure; and

5 Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

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◾	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

◾	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

PROBLEMATIC TAKEOVER DEFENSES, CAPITAL STRUCTURE, AND GOVERNANCE STRUCTURE

Poison Pills: Generally vote against or withhold from all nominees (except new nominees 1, who should be considered case-by-case) if:

◾	The company has a poison pill with a deadhand or slowhand feature[6];
◾	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or
◾	The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders[7].

Vote case-by-case on nominees if the board adopts an initial short-term pill6 (with a term of one year or less) without shareholder approval, taking into consideration:

◾	The trigger threshold and other terms of the pill;
◾	The disclosed rationale for the adoption;
◾

The context in which the pill was adopted, (e.g., factors such as the company’s size and stage of development, sudden changes in its market capitalization, and extraordinary industry-wide or macroeconomic events);

◾	A commitment to put any renewal to a shareholder vote;
◾	The company’s overall track record on corporate governance and responsiveness to shareholders; and
◾	Other factors as relevant.

Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees 1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights8.

Exceptions to this policy will generally be limited to:

◾	Newly-public companies[9] with a sunset provision of no more than seven years from the date of going public;
◾	Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;
◾	Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or
◾	The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

6 If a short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.

7 Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.

8 This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).

9 Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.

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Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Problematic Governance Structure: For companies that hold or held their first annual meeting 9 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees 1, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

◾	Supermajority vote requirements to amend the bylaws or charter;
◾	A classified board structure; or
◾	Other egregious provisions.

A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees 1, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

◾	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
◾	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
◾	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
◾	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
◾	The company’s ownership structure;
◾	The company’s existing governance provisions;
◾	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and
◾	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees 1, who should be considered case-by-case) if the directors:

◾	Classified the board;
◾	Adopted supermajority vote requirements to amend the bylaws or charter;
◾	Eliminated shareholders’ ability to amend bylaws;
◾	Adopted a fee-shifting provision; or
◾	Adopted another provision deemed egregious.

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Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

◾

The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

◾	A classified board structure;
◾	A supermajority vote requirement;
◾	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
◾	The inability of shareholders to call special meetings;
◾	The inability of shareholders to act by written consent;
◾	A multi-class capital structure; and/or
◾	A non-shareholder-approved poison pill.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

◾	The presence of a shareholder proposal addressing the same issue on the same ballot;
◾	The board’s rationale for seeking ratification;
◾	Disclosure of actions to be taken by the board should the ratification proposal fail;
◾	Disclosure of shareholder engagement regarding the board’s ratification request;
◾	The level of impairment to shareholders’ rights caused by the existing provision;
◾	The history of management and shareholder proposals on the provision at the company’s past meetings;
◾	Whether the current provision was adopted in response to the shareholder proposal;
◾	The company’s ownership structure; and
◾	Previous use of ratification proposals to exclude shareholder proposals.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

◾	The non-audit fees paid to the auditor are excessive;
◾	The company receives an adverse opinion on the company’s financial statements from its auditor; or
◾

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

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Vote case-by-case on members of the Audit Committee and potentially the full board if:

◾

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

◾	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
◾	The company maintains significant problematic pay practices; or
◾	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

◾	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
◾	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock: Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

◾	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
◾	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
◾	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
◾	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
◾	Any other relevant factors.

Climate Accountability

For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain10, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where ISS determines that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.

Minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in alignment with the policy :

10 Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

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◾	Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:

◾	Board governance measures;
◾	Corporate strategy;
◾	Risk management analyses; and
◾	Metrics and targets.
◾	Appropriate GHG emissions reduction targets.

At this time, “appropriate GHG emissions reductions targets” will be medium-term GHG reduction targets or Net Zero-by-2050 GHG reduction targets for a company’s operations (Scope 1) and electricity use (Scope 2). Targets should cover the vast majority of the company’s direct emissions.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

◾	Material failures of governance, stewardship, risk oversight[11], or fiduciary responsibilities at the company;
◾	Failure to replace management as appropriate; or
◾

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

◾	Long-term financial performance of the company relative to its industry;
◾	Management’s track record;
◾	Background to the contested election;
◾	Nominee qualifications and any compensatory arrangements;
◾	Strategic plan of dissident slate and quality of the critique against management;
◾	Likelihood that the proposed goals and objectives can be achieved (both slates); and
◾	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

11 Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.

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Other Board-Related Proposals

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

General Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Board Refreshment

Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed.

Term/Tenure Limits

General Recommendation: Vote case-by-case on management proposals regarding director term/tenure limits, considering:

◾	The rationale provided for adoption of the term/tenure limit;
◾	The robustness of the company’s board evaluation process;
◾	Whether the limit is of sufficient length to allow for a broad range of director tenures;
◾	Whether the limit would disadvantage independent directors compared to non-independent directors; and
◾	Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.
◾	Vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:
◾	The scope of the shareholder proposal; and
◾	Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.

Age Limits

General Recommendation: Generally vote against management and shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.

Board Size

General Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

General Recommendation: Vote against proposals to classify (stagger) the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

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CEO Succession Planning

General Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

◾	The reasonableness/scope of the request; and
◾	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

General Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

◾	The company has proxy access[12], thereby allowing shareholders to nominate directors to the company’s ballot; and
◾

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification, Liability Protection, and Exculpation

General Recommendation: Vote case-by-case on proposals on director and officer indemnification, liability protection, and exculpation13.

Consider the stated rationale for the proposed change. Also consider, among other factors, the extent to which the proposal would:

◾	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of care;
◾	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of loyalt;
◾	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness; and
◾

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote for those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

◾	If the individual was found to have acted in good faith and in a manner that the individual reasonably believed was in the best interests of the company; and
◾	If only the individual’s legal expenses would be covered.

12 A proxy access right that meets the recommended guidelines.

13 Indemnification: the condition of being secured against loss or damage.

Limited liability: a person’s financial liability is limited to a fixed sum, or personal financial assets are not at risk if the individual loses a lawsuit that results in financial award/damages to the plaintiff.

Exculpation: to eliminate or limit the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer.

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Establish/Amend Nominee Qualifications

General Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

◾	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;
◾	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
◾	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
◾	The scope and structure of the proposal.

Establish Other Board Committee Proposals

General Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

◾	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
◾	Level of disclosure regarding the issue for which board oversight is sought;
◾	Company performance related to the issue for which board oversight is sought;
◾	Board committee structure compared to that of other companies in its industry sector; and
◾	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

General Recommendation: Vote against proposals that provide that directors may be removed only for cause. Vote for proposals to restore shareholders’ ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Board Chair

General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:

◾	The scope and rationale of the proposal;
◾	The company’s current board leadership structure;
◾	The company’s governance structure and practices;
◾	Company performance; and
◾	Any other relevant factors that may be applicable.

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The following factors will increase the likelihood of a “for” recommendation:

◾	A majority non-independent board and/or the presence of non-independent directors on key board committees;
◾	A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;
◾	The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
◾	Evidence that the board has failed to oversee and address material risks facing the company;
◾	A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or
◾	Evidence that the board has failed to intervene when management’s interests are contrary to shareholders’ interests.

Majority of Independent Directors/Establishment of Independent Committees

General Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of Independent Director (See ISS’ Classification of Directors.)

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

General Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

◾	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
◾	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
◾	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group; and
◾	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access. Generally vote against proposals that are more restrictive than these guidelines.

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Require More Nominees than Open Seats

General Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Shareholder Engagement Policy (Shareholder Advisory Committee)

General Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

◾	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
◾	Effectively disclosed information with respect to this structure to its shareholders;
◾	Company has not ignored majority-supported shareholder proposals, or a majority withhold vote on a director nominee; and
◾

The company has an independent chair or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

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2. Audit-Related

Auditor Indemnification and Limitation of Liability

General Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

◾	The terms of the auditor agreement—the degree to which these agreements impact shareholders’ rights;
◾	The motivation and rationale for establishing the agreements;
◾	The quality of the company’s disclosure; and
◾	The company’s historical practices in the audit area.

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

◾	An auditor has a financial interest in or association with the company, and is therefore not independent;
◾	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
◾	Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP; or
◾	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

◾	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

General Recommendation: Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Shareholder Proposals on Audit Firm Rotation

General Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

◾	The tenure of the audit firm;

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◾	The length of rotation specified in the proposal;
◾	Any significant audit-related issues at the company;
◾	The number of Audit Committee meetings held each year;
◾	The number of financial experts serving on the committee; and
◾	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

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3. Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

General Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period (also known as a 90-120-day window). The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

General Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders, taking into account the following:

◾	Any impediments to shareholders’ ability to amend the bylaws (i.e. supermajority voting requirements);
◾	The company’s ownership structure and historical voting turnout;
◾	Whether the board could amend bylaws adopted by shareholders; and
◾	Whether shareholders would retain the ability to ratify any board-initiated amendments.

Control Share Acquisition Provisions

General Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions.

Vote for proposals to restore voting rights to the control shares.

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Control Share Cash-Out Provisions

General Recommendation: Vote for proposals to opt out of control share cash-out statutes.

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Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Disgorgement Provisions

General Recommendation: Vote for proposals to opt out of state disgorgement provisions.

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Fair Price Provisions

General Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

General Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

General Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Shareholder Litigation Rights

Federal Forum Selection Provisions

Federal forum selection provisions require that U.S. federal courts be the sole forum for shareholders to litigate claims arising under federal securities law.

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General Recommendation: Generally vote for federal forum selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

Vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Exclusive Forum Provisions for State Law Matters

Exclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).

General Recommendation: Generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

For states other than Delaware, vote case-by-case on exclusive forum provisions, taking into consideration:

◾	The company’s stated rationale for adopting such a provision;
◾	Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;
◾	The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and
◾

Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Fee shifting

Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.

General Recommendation: Generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful).

Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy.

Net Operating Loss (NOL) Protective Amendments

General Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

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Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

◾

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

◾	The value of the NOLs;
◾	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
◾

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

◾	Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

General Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder-approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

◾	Shareholders have approved the adoption of the plan; or
◾

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

General Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

◾	No lower than a 20 percent trigger, flip-in or flip-over;
◾	A term of no more than three years;
◾	No deadhand, slowhand, no-hand, or similar feature that limits the ability of a future board to redeem the pill; and
◾

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

General Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

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Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

◾	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
◾	The value of the NOLs;
◾	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
◾

The company’s existing governance structure, including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

◾	Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

General Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

◾	The scope and structure of the proposal;
◾

The company’s stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;

◾	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;
◾	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;
◾	Any recent controversies or concerns related to the company’s proxy voting mechanics;
◾	Any unintended consequences resulting from implementation of the proposal; and
◾	Any other factors that may be relevant.

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

General Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

◾	The presence of a shareholder proposal addressing the same issue on the same ballot;
◾	The board’s rationale for seeking ratification;
◾	Disclosure of actions to be taken by the board should the ratification proposal fail;
◾	Disclosure of shareholder engagement regarding the board’s ratification request;
◾	The level of impairment to shareholders’ rights caused by the existing provision;
◾	The history of management and shareholder proposals on the provision at the company’s past meetings;
◾	Whether the current provision was adopted in response to the shareholder proposal;

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◾	The company’s ownership structure; and
◾	Previous use of ratification proposals to exclude shareholder proposals.

Reimbursing Proxy Solicitation Expenses

General Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

◾	The election of fewer than 50 percent of the directors to be elected is contested in the election;
◾	One or more of the dissident’s candidates is elected;
◾	Shareholders are not permitted to cumulate their votes for directors; and
◾	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

General Recommendation: Management or shareholder proposals to change a company’s state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

◾	Reasons for reincorporation;
◾	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and
◾	Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

◾	Shareholders’ current right to act by written consent;
◾	The consent threshold;
◾	The inclusion of exclusionary or prohibitive language;
◾	Investor ownership structure; and
◾	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

◾	An unfettered[14] right for shareholders to call special meetings at a 10 percent threshold;
◾	A majority vote standard in uncontested director elections;

14 quality of the company’s disclosure; and “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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◾	No non-shareholder-approved pill; and
◾	An annually elected board.

Shareholder Ability to Call Special Meetings

General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

◾	Shareholders’ current right to call special meetings;
◾	Minimum ownership threshold necessary to call special meetings (10 percent preferred);
◾	The inclusion of exclusionary or prohibitive language;
◾	Investor ownership structure; and
◾	Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

General Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

General Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

General Recommendation: Vote against proposals to require a supermajority shareholder vote.

Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

◾	Ownership structure;
◾	Quorum requirements; and
◾	Vote requirements.

Virtual Shareholder Meetings

General Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only15 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

15 Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

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Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

◾	Scope and rationale of the proposal; and
◾	Concerns identified with the company’s prior meeting practices.

4. Capital/Restructuring

Capital

Adjustments to Par Value of Common Stock

General Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

Common Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:

◾	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized share;
◾	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares;
◾	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage; or
◾	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

◾	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;
◾	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
◾	The company has a non-shareholder approved poison pill (including an NOL pill); or
◾

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

◾	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
◾	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
◾	A government body has in the past year required the company to increase its capital ratios.

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For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

◾	twice the amount needed to support the transactions on the ballot, and
◾	the allowable increase as calculated for general issuances above.

Dual Class Structure

General Recommendation: Generally vote against proposals to create a new class of common stock unless:

◾	The company discloses a compelling rationale for the dual-class capital structure, such as:
◾	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or
◾	The new class of shares will be transitory;
◾	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
◾	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

General Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

Preemptive Rights

General Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

◾	The size of the company;
◾	The shareholder base; and
◾	The liquidity of the stock.

Preferred Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of preferred stock that are to be used for general corporate purposes:

◾	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares;

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◾	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares;
◾	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
◾	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization; or
◾	If no preferred shares are currently issued and outstanding, vote against the request, unless the company discloses a specific use for the shares.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

◾	If the shares requested are blank check preferred shares that can be used for antitakeover purposes;[16]
◾

The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders “supervoting shares”);

◾

The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they are convertible (“supervoting shares”) on matters that do not solely affect the rights of preferred stockholders;

◾	The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares;
◾	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
◾	The company has a non-shareholder approved poison pill (including an NOL pill); and
◾

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

◾	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
◾	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
◾	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

◾	twice the amount needed to support the transactions on the ballot, and
◾	the allowable increase as calculated for general issuances above.

16 To be acceptable, appropriate disclosure would be needed that the shares are “declawed”: i.e., representation by the board that it will not, without prior stockholder approval, issue or use the preferred stock for any defensive or anti-takeover purpose or for the purpose of implementing any stockholder rights plan.

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Recapitalization Plans

General Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

◾	More simplified capital structure;
◾	Enhanced liquidity;
◾	Fairness of conversion terms;
◾	Impact on voting power and dividends;
◾	Reasons for the reclassification;
◾	Conflicts of interest; and
◾	Other alternatives considered.

Reverse Stock Splits

General Recommendation: Vote for management proposals to implement a reverse stock split if:

◾	The number of authorized shares will be proportionately reduced; or
◾	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:

◾	Stock exchange notification to the company of a potential delisting;
◾	Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;
◾	The company’s rationale; or
◾	Other factors as applicable.

Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.

General Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.

For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.

Renewal of such mandates should be sought at each year’s annual meeting.

Vote case-by-case on share issuances for a specific transaction or financing proposal.

Share Repurchase Programs

General Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:

◾	Greenmail;

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◾	The use of buybacks to inappropriately manipulate incentive compensation metrics;
◾	Threats to the company’s long-term viability; or
◾	Other company-specific factors as warranted.

Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Share Repurchase Programs Shareholder Proposals

General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Distributions: Splits and Dividends

General Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Tracking Stock

General Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

◾	Adverse governance changes;
◾	Excessive increases in authorized capital stock;
◾	Unfair method of distribution;
◾	Diminution of voting rights;
◾	Adverse conversion features;
◾	Negative impact on stock option plans; and
◾	Alternatives such as spin-off.

Restructuring

Appraisal Rights

General Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

General Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:

◾	Purchase price;
◾	Fairness opinion;
◾	Financial and strategic benefits;
◾	How the deal was negotiated;

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◾	Conflicts of interest;
◾	Other alternatives for the business; and
◾	Non-completion risk.

Asset Sales

General Recommendation: Vote case-by-case on asset sales, considering the following factors:

◾	Impact on the balance sheet/working capital;
◾	Potential elimination of diseconomies;
◾	Anticipated financial and operating benefits;
◾	Anticipated use of funds;
◾	Value received for the asset;
◾	Fairness opinion;
◾	How the deal was negotiated; and
◾	Conflicts of interest.

Bundled Proposals

General Recommendation: Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

General Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy

Plans/Reverse Leveraged Buyouts/Wrap Plans

General Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

◾	Dilution to existing shareholders’ positions;
◾	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;
◾	Financial issues - company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;
◾	Management’s efforts to pursue other alternatives;
◾	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
◾	Conflict of interest - arm’s length transaction, managerial incentives.

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Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

General Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

◾	The reasons for the change;
◾	Any financial or tax benefits;
◾	Regulatory benefits;
◾	Increases in capital structure; and
◾	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

◾	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or
◾	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

General Recommendation: Vote case-by-case on going private transactions, taking into account the following:

◾	Offer price/premium;
◾	Fairness opinion;
◾	How the deal was negotiated;
◾	Conflicts of interest;
◾	Other alternatives/offers considered; and
◾	Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

◾	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock); and
◾	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

◾	Are all shareholders able to participate in the transaction?
◾	Will there be a liquid market for remaining shareholders following the transaction?
◾	Does the company have strong corporate governance?
◾	Will insiders reap the gains of control following the proposed transaction? and
◾	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

General Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:

◾	Percentage of assets/business contributed;
◾	Percentage ownership;

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◾	Financial and strategic benefits;
◾	Governance structure;
◾	Conflicts of interest;
◾	Other alternatives; and
◾	Non-completion risk.

Liquidations

General Recommendation: Vote case-by-case on liquidations, taking into account the following:

◾	Management’s efforts to pursue other alternatives;
◾	Appraisal value of assets; and
◾	The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

◾

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

◾	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
◾

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

◾

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

◾

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

◾

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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Private Placements/Warrants/Convertible Debentures

General Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

◾

Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

◾	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

◾

The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

◾

When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.

◾	Financial issues:
◾	The company’s financial condition;
◾	Degree of need for capital;
◾	Use of proceeds;
◾	Effect of the financing on the company’s cost of capital;
◾	Current and proposed cash burn rate; and
◾	Going concern viability and the state of the capital and credit markets.

◾

Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.

◾	Control issues:
◾	Change in management;
◾	Change in control;
◾	Guaranteed board and committee seats;
◾	Standstill provisions;
◾	Voting agreements;
◾	Veto power over certain corporate actions; and
◾	Minority versus majority ownership and corresponding minority discount or majority control premium.

◾	Conflicts of interest:
◾	Conflicts of interest should be viewed from the perspective of the company and the investor; and
◾	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

◾	Market reaction:
◾	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

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Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

General Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

◾	Estimated value and financial prospects of the reorganized company;
◾	Percentage ownership of current shareholders in the reorganized company;
◾	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
◾	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
◾	Existence of a superior alternative to the plan of reorganization; and
◾	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

General Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

◾

Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target if it is a private entity.

◾

Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

◾

Deal timing - A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

◾	Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
◾

Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 percent of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24-month timeframe.

◾	Voting agreements - Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?
◾	Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions

The main purpose of SPACs is to identify and acquire a viable target within a specified timeframe, and failure to achieve this objective within the allotted time calls into question management’s ability to execute its primary objective. The end of that timeframe is generally referred to as the termination date.

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General Recommendation: Generally support requests to extend the termination date by up to one year from the SPAC’s original termination date (inclusive of any built-in extension options, and accounting for prior extension requests).

Other factors that may be considered include: any added incentives, business combination status, other amendment terms, and, if applicable, use of money in the trust fund to pay excise taxes on redeemed shares.

Spin-offs

General Recommendation: Vote case-by-case on spin-offs, considering:

◾	Tax and regulatory advantages;
◾	Planned use of the sale proceeds;
◾	Valuation of spinoff;
◾	Fairness opinion;
◾	Benefits to the parent company;
◾	Conflicts of interest;
◾	Managerial incentives;
◾	Corporate governance changes; and
◾	Changes in the capital structure.

Value Maximization Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

◾	Hiring a financial advisor to explore strategic alternatives;
◾	Selling the company; or
◾	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

◾	Prolonged poor performance with no turnaround in sight;
◾	Signs of entrenched board and management (such as the adoption of takeover defenses);
◾	Strategic plan in place for improving value;
◾	Likelihood of receiving reasonable value in a sale or dissolution; and
◾	The company actively exploring its strategic options, including retaining a financial advisor.

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5. Compensation

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly; and

5.

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

◾	There is an unmitigated misalignment between CEO pay and company performance ( pay for performance);
◾	The company maintains significant problematic pay practices; or
◾	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

◾

There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

◾	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
◾	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
◾	The situation is egregious.

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Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices17, this analysis considers the following:

1.	Peer Group[18] Alignment:

◾	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
◾	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
◾	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.

2.

Absolute Alignment[19] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

◾	The ratio of performance- to time-based incentive awards;
◾	The overall ratio of performance-based compensation to fixed or discretionary pay;
◾	The rigor of performance goals;
◾	The complexity and risks around pay program design;
◾	The transparency and clarity of disclosure;
◾	The company’s peer group benchmarking practices;
◾	Financial/operational results, both absolute and relative to peers;
◾	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
◾	Realizable pay[20] compared to grant pay; and
◾	Any other factors deemed relevant.

17 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

18 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company’s market cap. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

19 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

20 ISS research reports include realizable pay for S&P1500 companies.

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Problematic Pay Practices

Problematic pay elements are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:

◾	Problematic practices related to non-performance-based compensation elements;
◾	Incentives that may motivate excessive risk-taking or present a windfall risk; and
◾	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

◾	Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
◾	Extraordinary perquisites or tax gross-ups;
◾	New or materially amended agreements that provide for:
◾	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
◾	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;
◾	CIC excise tax gross-up entitlements (including “modified” gross-ups); and/or
◾	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
◾	Liberal CIC definition combined with any single-trigger CIC benefits;
◾	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;
◾	Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason); and/or
◾	Any other provision or practice deemed to be egregious and present a significant risk to investors.

The above examples are not an exhaustive list. Please refer to ISS’ U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

◾	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
◾	Duration of options backdating;
◾	Size of restatement due to options backdating;
◾	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
◾	Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.

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Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

◾	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
◾	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
◾

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

◾	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
◾	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
◾	Other recent compensation actions taken by the company;
◾	Whether the issues raised are recurring or isolated;
◾	The company’s ownership structure; and
◾	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

General Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers but also considering new or extended arrangements.

Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

◾	Single- or modified-single-trigger cash severance;
◾	Single-trigger acceleration of unvested equity awards;
◾	Full acceleration of equity awards granted shortly before the change in control;
◾	Acceleration of performance awards above the target level of performance without compelling rationale;
◾	Excessive cash severance (generally >3x base salary and bonus);
◾	Excise tax gross-ups triggered and payable;
◾	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
◾

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

◾	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

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In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Please refer to ISS’ U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.

General Recommendation: Vote case-by-case on certain equity-based compensation plans21 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:

◾

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

◾	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
◾	SVT based only on new shares requested plus shares remaining for future grants.

◾	Plan Features:
◾	Quality of disclosure around vesting upon a change in control (CIC);
◾	Discretionary vesting authority;
◾	Liberal share recycling on various award types;
◾	Lack of minimum vesting period for grants made under the plan; and
◾	Dividends payable prior to award vesting.

◾	Grant Practices:
◾	The company’s three-year burn rate relative to its industry/market cap peers;
◾	Vesting requirements in CEO’s recent equity grants (3-year look-back);
◾	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
◾	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
◾	Whether the company maintains a sufficient claw-back policy; and
◾	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors (“overriding factors”) apply:

◾	Awards may vest in connection with a liberal change-of-control definition;
◾

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

◾	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
◾	The plan is excessively dilutive to shareholders’ holdings;
◾	The plan contains an evergreen (automatic share replenishment) feature; or
◾	Any other plan features are determined to have a significant negative impact on shareholder interests.

21 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

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Further Information on certain EPSC Factors:

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types.

For proposals that are not subject to the Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size, and cash compensation into the industry cap equations to arrive at the company’s benchmark.22

Three-Year Value-Adjusted Burn Rate

A “Value-Adjusted Burn Rate” is used for stock plan evaluations. Value-Adjusted Burn Rate benchmarks are calculated as the greater of: (1) an industry-specific threshold based on three-year burn rates within the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year’s burn-rate benchmark.

The Value-Adjusted Burn Rate is calculated as follows:

Value-Adjusted Burn Rate = ((# of options * option’s dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).

Egregious Factors

Liberal Change in Control Definition

Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

22 For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.

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Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” typically includes the ability to do any of the following:

◾	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
◾	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;
◾	Cancel underwater options in exchange for stock awards; or
◾	Provide cash buyouts of underwater options.

While the above cover most types of repricing, ISS may view other provisions as akin to repricing depending on the facts and circumstances.

Also, vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by ISS), without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

ISS may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:

◾	Severity of the pay-for-performance misalignment;
◾	Whether problematic equity grant practices are driving the misalignment; and/or
◾	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

General Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

◾	Addresses administrative features only; or
◾

Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent directors, per ISS’ Classification of Directors. Note that if the company is presenting the plan to shareholders for the first time for any reason (including after the company’s initial public offering), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

Vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

◾	Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors, per ISS’ Classification of Directors.

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Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

◾

If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments;

◾

If the plan is being presented to shareholders for the first time (including after the company’s IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments; and

◾

If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.

In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

General Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

General Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

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Employee Stock Purchase Plans—Qualified Plans

General Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

◾	Purchase price is at least 85 percent of fair market value;
◾	Offering period is 27 months or less; and
◾	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where when the plan features do not meet all of the above criteria.

Employee Stock Purchase Plans—Non-Qualified Plans

General Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

◾	Broad-based participation;
◾	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
◾	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and
◾	No discount on the stock price on the date of purchase when there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the matching contribution or effective discount exceeds the above, ISS may evaluate the SVT cost of the plan as part of the assessment.

Option Exchange Programs/Repricing Options

General Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

◾	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
◾	Rationale for the re-pricing--was the stock price decline beyond management’s control?;
◾	Is this a value-for-value exchange?;
◾	Are surrendered stock options added back to the plan reserve?;
◾	Timing—repricing should occur at least one year out from any precipitous drop in company’s stock price;
◾	Option vesting—does the new option vest immediately or is there a black-out period?;
◾	Term of the option--the term should remain the same as that of the replaced option;
◾	Exercise price—should be set at fair market or a premium to market; and
◾	Participants—executive officers and directors must be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing

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and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

General Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

General Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

◾	Executive officers and non-employee directors are excluded from participating;
◾

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and

◾	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure, and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

◾	Eligibility;
◾	Vesting;
◾	Bid-price;
◾	Term of options;
◾	Cost of the program and impact of the TSOs on company’s total option expense; and
◾	Option repricing policy.

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Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Shareholder Ratification of Director Pay Programs

General Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

◾	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
◾	An assessment of the following qualitative factors:
◾	The relative magnitude of director compensation as compared to companies of a similar profile;
◾	The presence of problematic pay practices relating to director compensation;
◾	Director stock ownership guidelines and holding requirements;
◾	Equity award vesting schedules;
◾	The mix of cash and equity-based compensation;
◾	Meaningful limits on director compensation;
◾	The availability of retirement benefits or perquisites; and
◾	The quality of disclosure surrounding director compensation.

Equity Plans for Non-Employee Directors

General Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

◾

The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

◾	The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances); and
◾	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, non-employee director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:

◾	The relative magnitude of director compensation as compared to companies of a similar profile;
◾	The presence of problematic pay practices relating to director compensation;
◾	Director stock ownership guidelines and holding requirements;
◾	Equity award vesting schedules;
◾	The mix of cash and equity-based compensation;
◾	Meaningful limits on director compensation;
◾	The availability of retirement benefits or perquisites; and
◾	The quality of disclosure surrounding director compensation.

Non-Employee Director Retirement Plans

General Recommendation: Vote against retirement plans for non-employee directors. Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

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Shareholder Proposals on Compensation

Bonus Banking/Bonus Banking “Plus”

General Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

◾	The company’s past practices regarding equity and cash compensation;
◾	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
◾	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants—Disclosure of Board or Company’s Utilization

General Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

General Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation (such as types of compensation elements or specific metrics) to be used for executive or directors.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

Golden Coffins/Executive Death Benefits

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

General Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

◾	The percentage/ratio of net shares required to be retained;

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◾	The time period required to retain the shares;
◾	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;
◾	Whether the company has any other policies aimed at mitigating risk taking by executives;
◾	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and
◾	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Pay Disparity

General Recommendation: Vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

◾	The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;
◾	If any problematic pay practices or pay-for-performance concerns have been identified at the company; and
◾	The level of shareholder support for the company’s pay programs.

Generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

Pay for Performance/Performance-Based Awards

General Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

◾

First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options, or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards; and

◾

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

General Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:

◾	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

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◾	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
◾

Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

◾	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies; and
◾

Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

◾	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
◾

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

◾	Can shareholders assess the correlation between pay and performance based on the current disclosure? and
◾	What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

General Recommendation: Generally vote for shareholder proposals calling for the addition of certain safeguards in prearranged trading plans (10b5-1 plans) for executives. Safeguards may include:

◾	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed in a Form 8-K;
◾	Amendment or early termination of a 10b5-1 Plan allowed only under extraordinary circumstances, as determined by the board;
◾	Request that a certain number of days that must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
◾	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
◾	An executive may not trade in company stock outside the 10b5-1 Plan; and
◾	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit Outside CEOs from Serving on Compensation Committees

General Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoupment of Incentive or Stock Compensation in Specified Circumstances

General Recommendation: Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company’s financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive’s fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence, or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

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In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

◾	If the company has adopted a formal recoupment policy;
◾	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;
◾	Whether the company has chronic restatement history or material financial problems;
◾	Whether the company’s policy substantially addresses the concerns raised by the proponent;
◾	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; and
◾	Any other relevant factors.

Severance and Golden Parachute Agreements

General Recommendation: Vote case-by-case on shareholder proposals requiring that executive severance (including change-in-control related) arrangements or payments be submitted for shareholder ratification.

Factors that will be considered include, but are not limited to:

◾	The company’s severance or change-in-control agreements in place, and the presence of problematic features (such as excessive severance entitlements, single triggers, excise tax gross-ups, etc.);
◾	Any existing limits on cash severance payouts or policies which require shareholder ratification of severance payments exceeding a certain level;
◾	Any recent severance-related controversies; and
◾	Whether the proposal is overly prescriptive, such as requiring shareholder approval of severance that does not exceed market norms.

Share Buyback Impact on Incentive Program Metrics

General Recommendation: Vote case-by-case on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:

◾	The frequency and timing of the company’s share buybacks;
◾	The use of per-share metrics in incentive plans;
◾	The effect of recent buybacks on incentive metric results and payouts; and
◾	Whether there is any indication of metric result manipulation.

Supplemental Executive Retirement Plans (SERPs)

General Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.

Tax Gross-Up Proposals

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

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Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

General Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

◾

The company’s current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.); and

◾	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

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6. Routine/Miscellaneous

Adjourn Meeting

General Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

General Recommendation: Vote case-by-case on proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, taking into consideration:

◾	The new quorum threshold requested;
◾	The rationale presented for the reduction;
◾	The market capitalization of the company (size, inclusion in indices);
◾	The company’s ownership structure;
◾	Previous voter turnout or attempts to achieve quorum;
◾	Any provisions or commitments to restore quorum to a majority of shares outstanding, should voter turnout improve sufficiently; and
◾	Other factors as appropriate.

In general, a quorum threshold kept as close to a majority of shares outstanding as is achievable is preferred.

Vote case-by-case on directors who unilaterally lower the quorum requirements below a majority of the shares outstanding, taking into consideration the factors listed above.

Amend Minor Bylaws

General Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

General Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

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Change Date, Time, or Location of Annual Meeting

General Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

General Recommendation: Vote against proposals to approve other business when it appears as a voting item.

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7. Social and Environmental Issues

Global Approach – E&S Shareholder Proposals

ISS applies a common approach globally to evaluating social and environmental proposals which cover a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

◾	If the issues presented in the proposal are being appropriately or effectively dealt with through legislation or government regulation;
◾	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
◾	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;
◾	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
◾	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s practices related to the issue(s) raised in the proposal;
◾

If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

◾

If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Endorsement of Principles

General Recommendation: Generally vote against proposals seeking a company’s endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments.

Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

Animal Welfare

Animal Welfare Policies

General Recommendation: Generally vote for proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, unless:

◾	The company has already published a set of animal welfare standards and monitors compliance;
◾	The company’s standards are comparable to industry peers; and
◾	There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers’ treatment of animals.

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Animal Testing

General Recommendation: Generally vote against proposals to phase out the use of animals in product testing, unless:

◾	The company is conducting animal testing programs that are unnecessary or not required by regulation;
◾	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or
◾	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

General Recommendation: Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

General Recommendation: Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

◾	The potential impact of such labeling on the company’s business;
◾	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
◾	Company’s current disclosure on the feasibility of GE product labeling.

Generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote against proposals to eliminate GE ingredients from the company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

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Reports on Potentially Controversial Business/Financial Practices

General Recommendation: Vote case-by-case on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

◾	Whether the company has adequately disclosed mechanisms in place to prevent abuses;
◾	Whether the company has adequately disclosed the financial risks of the products/practices in question;
◾	Whether the company has been subject to violations of related laws or serious controversies; and
◾	Peer companies’ policies/practices in this area.

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

General Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

◾	The potential for reputational, market, and regulatory risk exposure;
◾	Existing disclosure of relevant policies;
◾	Deviation from established industry norms;
◾	Relevant company initiatives to provide research and/or products to disadvantaged consumers;
◾	Whether the proposal focuses on specific products or geographic regions;
◾	The potential burden and scope of the requested report; and
◾	Recent significant controversies, litigation, or fines at the company.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

◾	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;
◾

The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; or

◾	The company has not been recently involved in relevant significant controversies, fines, or litigation.

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Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

◾	The company’s current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;
◾	Current regulations in the markets in which the company operates; and
◾	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote against resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

General Recommendation: Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:

◾	Recent related fines, controversies, or significant litigation;
◾	Whether the company complies with relevant laws and regulations on the marketing of tobacco;
◾	Whether the company’s advertising restrictions deviate from those of industry peers;
◾	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and
◾	Whether restrictions on marketing to youth extend to foreign countries.

Vote case-by-case on proposals regarding second-hand smoke, considering;

◾	Whether the company complies with all laws and regulations;
◾	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and
◾	The risk of any health-related liabilities.

Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change

Say on Climate (SoC) Management Proposals

General Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan23, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

◾	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;

23 Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

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◾	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);
◾	The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);
◾	Whether the company has sought and received third-party approval that its targets are science-based;
◾	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;
◾	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;
◾	Whether the company’s climate data has received third-party assurance;
◾	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;
◾	Whether there are specific industry decarbonization challenges; and
◾	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:

◾	The completeness and rigor of the company’s climate-related disclosure;
◾	The company’s actual GHG emissions performance;
◾	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and
◾	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

◾

Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

◾	The company’s level of disclosure compared to industry peers; and
◾	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

◾

The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

◾	The company’s level of disclosure is comparable to that of industry peers; or
◾	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

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Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

◾	Whether the company provides disclosure of year-over-year GHG emissions performance data;
◾	Whether company disclosure lags behind industry peers;
◾	The company’s actual GHG emissions performance;
◾	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and
◾	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Energy Efficiency

General Recommendation: Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:

◾

The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

◾	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy

General Recommendation: Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Generally vote against proposals that call for the adoption of renewable energy goals, taking into account:

◾	The scope and structure of the proposal;
◾	The company’s current level of disclosure on renewable energy use and GHG emissions; and
◾	The company’s disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

Diversity

Board Diversity

General Recommendation: Generally vote for requests for reports on a company’s efforts to diversify the board, unless:

◾	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; or
◾	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

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Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

◾	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
◾	The level of gender and racial minority representation that exists at the company’s industry peers;
◾	The company’s established process for addressing gender and racial minority board representation;
◾	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
◾	The independence of the company’s nominating committee;
◾	Whether the company uses an outside search firm to identify potential director nominees; and
◾	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

General Recommendation: Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

◾	The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;
◾	The company already publicly discloses comprehensive workforce diversity data; or
◾	The company has no recent significant EEO-related violations or litigation.

Generally vote against proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

General Recommendation: Generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally vote against proposals to extend company benefits to, or eliminate benefits from, domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Gender, Race/Ethnicity Pay Gap

General Recommendation: Vote case-by-case on requests for reports on a company’s pay data by gender or race/ ethnicity, or a report on a company’s policies and goals to reduce any gender or race/ethnicity pay gaps, taking into account:

◾	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy on fair and equitable compensation practices;
◾	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues;
◾	The company’s disclosure regarding gender, race, or ethnicity pay gap policies or initiatives compared to its industry peers; and
◾	Local laws regarding categorization of race and/or ethnicity and definitions of ethnic and/or racial minorities.

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Racial Equity and/or Civil Rights Audit Guidelines

General Recommendation: Vote case-by-case on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:

◾	The company’s established process or framework for addressing racial inequity and discrimination internally;
◾	Whether the company adequately discloses workforce diversity and inclusion metrics and goals;
◾	Whether the company has issued a public statement related to its racial justice efforts in recent years, or has committed to internal policy review;
◾	Whether the company has engaged with impacted communities, stakeholders, and civil rights experts;
◾	The company’s track record in recent years of racial justice measures and outreach externally; and
◾	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination.

Environment and Sustainability

Facility and Workplace Safety

General Recommendation: Vote case-by-case on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

◾	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;
◾	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;
◾	Recent significant controversies, fines, or violations related to workplace health and safety; and
◾	The company’s workplace health and safety performance relative to industry peers.

Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

◾	The company’s compliance with applicable regulations and guidelines;
◾	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and
◾	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

Natural Capital- Related and/or Community Impact Assessment Proposals

General Recommendation: Vote case-by-case on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

◾	Alignment of current disclosure of applicable company policies, metrics, risk assessment report(s) and risk management procedures with any relevant, broadly accepted reporting frameworks;
◾

The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

◾	The nature, purpose, and scope of the company’s operations in the specific region(s);

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◾	The degree to which company policies and procedures are consistent with industry norms; and
◾	The scope of the resolution.

Hydraulic Fracturing

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

◾	The company’s current level of disclosure of relevant policies and oversight mechanisms;
◾	The company’s current level of such disclosure relative to its industry peers;
◾	Potential relevant local, state, or national regulatory developments; and
◾	Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

Operations in Protected Areas

General Recommendation: Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

◾	Operations in the specified regions are not permitted by current laws or regulations;
◾	The company does not currently have operations or plans to develop operations in these protected regions; or
◾	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling

General Recommendation: Vote case-by-case on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

◾	The nature of the company’s business;
◾	The current level of disclosure of the company’s existing related programs;
◾	The timetable and methods of program implementation prescribed by the proposal;
◾	The company’s ability to address the issues raised in the proposal; and
◾	How the company’s recycling programs compare to similar programs of its industry peers.

Sustainability Reporting

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

◾

The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

◾	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

General Recommendation: Vote case-by-case on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

◾	The company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;

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◾	Whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;
◾	The potential financial impact or risk to the company associated with water-related concerns or issues; and
◾	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

General Corporate Issues

Charitable Contributions

General Recommendation: Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Data Security, Privacy, and Internet Issues

General Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

◾	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;
◾	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;
◾	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;
◾	Applicable market-specific laws or regulations that may be imposed on the company; and
◾	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

ESG Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals seeking a report or additional disclosure on the company’s approach, policies, and practices on incorporating environmental and social criteria into its executive compensation strategy, considering:

◾	The scope and prescriptive nature of the proposal;
◾	The company’s current level of disclosure regarding its environmental and social performance and governance;
◾	The degree to which the board or compensation committee already discloses information on whether it has considered related E&S criteria; and
◾	Whether the company has significant controversies or regulatory violations regarding social or environmental issues.

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Human Rights, Human Capital Management, and International Operations

Human Rights Proposals

General Recommendation: Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

◾	The degree to which existing relevant policies and practices are disclosed;
◾	Whether or not existing relevant policies are consistent with internationally recognized standards;
◾	Whether company facilities and those of its suppliers are monitored and how;
◾	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
◾	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
◾	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
◾	The scope of the request; and
◾	Deviation from industry sector peer company standards and practices.

Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

◾	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;
◾	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;
◾	Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and
◾	Whether the proposal is unduly burdensome or overly prescriptive.

Mandatory Arbitration

General Recommendation: Vote case-by-case on requests for a report on a company’s use of mandatory arbitration on employment-related claims, taking into account:

◾	The company’s current policies and practices related to the use of mandatory arbitration agreements on workplace claims;
◾	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements on workplace claims; and
◾	The company’s disclosure of its policies and practices related to the use of mandatory arbitration agreements compared to its peers.

Operations in High-Risk Markets

General Recommendation: Vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

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◾	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
◾	Current disclosure of applicable risk assessment(s) and risk management procedures;
◾	Compliance with U.S. sanctions and laws;
◾	Consideration of other international policies, standards, and laws; and
◾	Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in “high-risk” markets.

Outsourcing/Offshoring

General Recommendation: Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

◾	Controversies surrounding operations in the relevant market(s);
◾	The value of the requested report to shareholders;
◾	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and
◾	The company’s existing human rights standards relative to industry peers.

Sexual Harassment

General Recommendation: Vote case-by-case on requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment, taking into account:

◾	The company’s current policies, practices, oversight mechanisms related to preventing workplace sexual harassment;
◾	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to workplace sexual harassment issues; and
◾	The company’s disclosure regarding workplace sexual harassment policies or initiatives compared to its industry peers.

Weapons and Military Sales

General Recommendation: Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

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Political Activities

Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

◾	The company’s current disclosure of relevant lobbying policies, and management and board oversight;
◾	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
◾	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

◾	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;
◾	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
◾	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Expenditures and Lobbying Congruency

General Recommendation: Generally vote case-by-case on proposals requesting greater disclosure of a company’s alignment of political contributions, lobbying, and electioneering spending with a company’s publicly stated values and policies, considering:

◾

The company’s policies, management, board oversight, governance processes, and level of disclosure related to direct political contributions, lobbying activities, and payments to trade associations, political action committees, or other groups that may be used for political purposes;

◾

The company’s disclosure regarding: the reasons for its support of candidates for public offices; the reasons for support of and participation in trade associations or other groups that may make political contributions; and other political activities;

◾	Any incongruencies identified between a company’s direct and indirect political expenditures and its publicly stated values and priorities; and
◾	Recent significant controversies related to the company’s direct and indirect lobbying, political contributions, or political activities.

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Generally vote case-by-case on proposals requesting comparison of a company’s political spending to objectives that can mitigate material risks for the company, such as limiting global warming.

Political Ties

General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

◾	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and
◾	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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8. Mutual Fund Proxies

Election of Directors

General Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes

General Recommendation: For closed-end management investment companies (CEFs), vote against or withhold from nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition statute, nor submitted a by-law amendment to a shareholder vote.

Converting Closed-end Fund to Open-end Fund

General Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

◾	Past performance as a closed-end fund;
◾	Market in which the fund invests;
◾	Measures taken by the board to address the discount; and
◾	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

General Recommendation: Vote case-by-case on proxy contests, considering the following factors:

◾	Past performance relative to its peers;
◾	Market in which the fund invests;
◾	Measures taken by the board to address the issues;
◾	Past shareholder activism, board activity, and votes on related proposals;
◾	Strategy of the incumbents versus the dissidents;
◾	Independence of directors;
◾	Experience and skills of director candidates;
◾	Governance profile of the company; and
◾	Evidence of management entrenchment.

Investment Advisory Agreements

General Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:

◾	Proposed and current fee schedules;
◾	Fund category/investment objective;
◾	Performance benchmarks;
◾	Share price performance as compared with peers;
◾	Resulting fees relative to peers; and
◾	Assignments (where the advisor undergoes a change of control).

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Approving New Classes or Series of Shares

General Recommendation: Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

General Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

◾	Stated specific financing purpose;
◾	Possible dilution for common shares; and
◾	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

General Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

◾	Potential competitiveness;
◾	Regulatory developments;
◾	Current and potential returns; and
◾	Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

General Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

◾	The fund’s target investments;
◾	The reasons given by the fund for the change; and
◾	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

General Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

General Recommendation: Vote case-by-case on name change proposals, considering the following factors:

◾	Political/economic changes in the target market;
◾	Consolidation in the target market; and
◾	Current asset composition.

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Change in Fund’s Subclassification

General Recommendation: Vote case-by-case on changes in a fund’s sub-classification, considering the following factors:

◾	Potential competitiveness;
◾	Current and potential returns;
◾	Risk of concentration; and
◾	Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

General Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

◾

The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

◾

The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and

◾	The company has demonstrated responsible past use of share issuances by either:
◾	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
◾	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

General Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

◾	Strategies employed to salvage the company;
◾	The fund’s past performance; and
◾	The terms of the liquidation.

Changes to the Charter Document

General Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:

◾	The degree of change implied by the proposal;
◾	The efficiencies that could result;
◾	The state of incorporation; and
◾	Regulatory standards and implications.

Vote against any of the following changes:

◾	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
◾	Removal of shareholder approval requirement for amendments to the new declaration of trust;
◾

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

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◾	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;
◾	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements; or
◾	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

General Recommendation: Vote case-by-case on re-incorporations, considering the following factors:

◾	Regulations of both states;
◾	Required fundamental policies of both states; and
◾	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

General Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

Distribution Agreements

General Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

◾	Fees charged to comparably sized funds with similar objectives;
◾	The proposed distributor’s reputation and past performance;
◾	The competitiveness of the fund in the industry; and
◾	The terms of the agreement.

Master-Feeder Structure

General Recommendation: Vote for the establishment of a master-feeder structure.

Mergers

General Recommendation: Vote case-by-case on merger proposals, considering the following factors:

◾	Resulting fee structure;
◾	Performance of both funds;
◾	Continuity of management personnel; and
◾	Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

General Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

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Reimburse Shareholder for Expenses Incurred

General Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

General Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

◾	Performance of the fund’s Net Asset Value (NAV);
◾	The fund’s history of shareholder relations; and
◾	The performance of other funds under the advisor’s management.

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PART C
OTHER INFORMATION
Item 28.
Exhibits
(a)(1)
Certificate of Trust is incorporated herein by reference to Exhibit 1(a) to State Street Institutional Funds’ (formerly known as GE Institutional Funds) (the “Registrant”) Form N-1A registration statement (File Nos. 333-29337; 811-
08257) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) on
June 16, 1997 (Accession Number 0001010410-97-000104).

(a)(2)
Amended and Restated Declaration of Trust is incorporated herein by reference to Exhibit 1(b) to post-effective amendment number two to the Registration Statement filed with the Commission on July 24, 1998 (Accession
Number 0001010410-98-000119).

(a)(3)
Certificate of Amendment to Certificate of Trust is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on January 27, 2017 (Accession Number
0001193125-17-021687).

(a)(4)
Amendment to the Amended and Restated Declaration of Trust is incorporated herein by reference to the Registrant’s
Amendment to its Registration Statement on Form N-1A, filed with the Commission on January 27, 2017 (Accession
Number 0001193125-17-021687).

(a)(5)
Amendment to the Amended and Restated Declaration of Trust incorporated herein by reference to the Registrant’s
Amendment to its Registration Statement on Form N-1A, filed with the Commission on January 28, 2019 (Accession
Number 0001193125-19-018922).

(b)	N/A.
(c)	N/A.
(d)(1)
Investment Advisory and Administration Agreement between the Registrant, on behalf of the U.S. Equity Fund, and
GEAM, is incorporated herein by reference to Exhibit 5(f) to pre-effective amendment number two to the Registration
Statement, filed with the Commission on November 7, 1997 (Accession Number 0001010410-97-000161).

(d)(2)
Investment Advisory and Administration Agreement between the Registrant, on behalf of the Small-Cap Value Equity
Fund, and GEAM, is incorporated herein by reference to Exhibit 5(l) to post-effective amendment number two to the
Registration Statement, filed with the Commission on July 24, 1998 (Accession Number 0001010410-98-000119).

(d)(3)
Amendment Number 1 to Investment Advisory and Administration Agreement dated October 1, 2008 between the
Registrant, on behalf of Small-Cap Equity Fund and GEAM, is incorporated herein by reference to Exhibit (d)(13) to post-effective amendment number 25 to the Registration Statement, filed with the Commission on September  4, 2008
(Accession Number 0001193125-08-190111).

(d)(4)
Sub-Advisory Agreement between GEAM and State Street Bank and Trust Company (“State Street”), through State
Street Global Advisors, Inc., is incorporated herein by reference to Exhibit 5(k) to pre-effective amendment number two to the Registration Statement, filed with the Commission on November 7, 1997 (Accession Number 0001010410-
97-000161).

(d)(5)
Sub-Advisory Agreement between GEAM and Palisade Capital Management, L.L.C. (“Palisade”), is incorporated herein by reference to Exhibit 5(p) to post-effective amendment number two to the Registration Statement, filed with the Commission on July 24, 1998 (Accession Number 0001010410-98-000119).

(d)(6)
First Amended and Restated Sub-Advisory Agreement between GEAM and Palisade, dated as of October 1, 2008, is incorporated herein by reference to Exhibit (d)(21) to post-effective amendment number 25 to the Registration
Statement, filed with the Commission on September 4, 2008 (Accession Number 0001193125-08-190111).

(d)(7)
Sub-Advisory Agreement, dated October  1, 2008 between GEAM and Champlain Investment Partners, LLC
(“Champlain”), is incorporated herein by reference to Exhibit (d)(22) to post-effective amendment number 25 to the
Registration Statement, filed with the Commission on September 4, 2008 (Accession Number 0001193125-08-
190111).

(d)(8)
Sub-Advisory Agreement, dated October  1, 2008 between GEAM and SouthernSun Asset Management, Inc.
(“SouthernSun”), is incorporated herein by reference to Exhibit (d)(24) to post-effective amendment number 25 to the
Registration Statement, filed with the Commission on September  4, 2008 (Accession Number 0001193125-08-
190111).

(d)(9)
Sub-Advisory Agreement, dated August  23, 2010 between GEAM and SouthernSun, is incorporated herein by reference to Exhibit (d)(25) to post-effective amendment number 30 to the Registration Statement, filed with the
Commission on January 28, 2011 (Accession Number 0001193125-11-016551).

(d)(10)
Sub-Advisory Agreement, dated September  10, 2010 between GEAM and Kennedy Capital Management, Inc.
(“Kennedy”), is incorporated herein by reference to Exhibit (d)(26) to post-effective amendment number 30 to the
Registration Statement, filed with the Commission on January 28, 2011 (Accession Number 0001193125-11-016551).

(d)(11)
Sub-Advisory Agreement, dated April  1, 2014 between GEAM and SouthernSun, is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on January
28, 2015 (Accession Number 0001193125-15-021988).

(d)(12)
Investment Advisory and Administration Agreement, dated July  1, 2016, between the Registrant, on behalf of the
State Street Institutional Premier Growth Equity Fund, State Street Institutional Small-Cap Equity Fund and State
Street Institutional U.S. Equity Fund, and SSGA Funds Management, Inc. (“SSGA FM”) is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on
January 27, 2017 (Accession Number 0001193125-17-021687).

(d)(13)
Sub-Advisory Agreement, dated July  1, 2016, between SSGA FM and Palisade is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on January  27,
2017 (Accession Number 0001193125-17-021687).

(d)(14)
Sub-Advisory Agreement, dated July  1, 2016, between SSGA FM and Champlain is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on January
27, 2017 (Accession Number 0001193125-17-021687).

(d)(15)
Sub-Advisory Agreement, dated July  1, 2016, between SSGA FM and SouthernSun is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on
January  27, 2017 (Accession Number 0001193125-17-021687).

(d)(18)
Sub-Advisory Agreement, dated February 7, 2023, between SSGA FM and Kennedy Capital Management LLC is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on January 26, 2024 (Accession Number 0001193125-24-016763).

(d)(19)
Sub-Advisory Agreement, dated August  13, 2020, between SSGA FM and SouthernSun is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on
January  28, 2021 (Accession Number 0001193125-21-020560).

(d)(20)
First Amendment, dated December 1, 2021, to the Sub-Advisory Agreement, dated August 13, 2020, between SSGA
FM and SouthernSun is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement
on Form N-1A, filed with the Commission on January 27, 2022 (Accession Number 0001193125-22-019616).

(d)(21)
Sub-Advisory Agreement, dated March 1, 2024, between SSGA FM and Westfield Capital Management Company,
L.P. (“Westfield”), is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on
Form N-1A, filed with the Commission on January 24, 2025 (Accession Number 0001193125-25-012225).

(e)(1)
Distribution Agreement between the Registrant and GE Investment Services Inc., is incorporated herein by reference to Exhibit 6(a) to pre-effective amendment number two to the Registration Statement, filed with the Commission on
November  7, 1997 (Accession Number 0001010410-97-000161).

(e)(2)
Amended and Restated Shareholder Servicing and Distribution Agreement between the Registrant and GE Investment
Distributors, Inc. (“GEID”), is incorporated herein by reference to Exhibit (e)(2) to post-effective amendment number
13 to the Registration Statement, filed with the Commission on January 26, 2001 (Accession Number 0000912057-
01-002990).

(e)(3)
Distribution Agreement, dated July  1, 2016, between the Registrant and State Street Global Markets, LLC (“SSGM”)
is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on January 27, 2017 (Accession Number 0001193125-17-021687).

(e)(4)
Amended and Restated Distribution Agreement, dated May  1, 2017, between the Registrant and State Street Global
Advisors Funds Distributors, LLC (“SSGA FD”), is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on January 26, 2018 (Accession Number
0001193125-18-021690).

(f)	N/A.
(g)(1)
Master Custodian Agreement dated June  1, 2015, between the Registrant and State Street, is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on
January 27, 2016 (Accession Number 0001193125-16-440136).

(g)(2)
Amendment to the Master Custodian Agreement, dated September  30, 2020, between the Registrant and State Street is incorporated by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the
Commission on January  28, 2021 (Accession Number 0001193125-21-020560).

(h)(1)
Transfer Agency and Service Agreement between the Registrant and PFPC, Inc., is incorporated herein by reference to exhibit (h)  to post-effective amendment number 20 to the Registration Statement filed with the Commission on
November 22, 2004 (Accession Number 0001193125-04-201484).

(h)(2)
Amendment No.  2 to Transfer Agency Services Agreement between the Registrant and PNC Global Investment
Servicing (U.S.) Inc. (f/k/a PFPC Inc.) dated June 29, 2010, filed with the Commission on January 28, 2011
(Accession Number 0001193125-11-016551).

(h)(3)
Transfer Agency and Call Center Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on January 28, 2014 (Accession Number 0001193125-14-024324).

(h)(4)
Master Sub-Administration Services Agreement between GEAM and State Street, is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on January 28,
2014 (Accession Number 0001193125-14-024324).

(h)(5)
Master Accounting Services Agreement between the Registrant and State Street, is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on January 28,
2014 (Accession Number 0001193125-14-024324).

(h)(6)
Amendment to Master Sub-Administration Services Agreement, dated October  6, 2015 between GEAM and State
Street, is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A,
filed with the Commission on January  27, 2016 (Accession Number 0001193125-16-440136).

(h)(7)
Amendment to Master Sub-Administration Services Agreement, dated April  8, 2016, between GEAM and State Street is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on January  27, 2017 (Accession Number 0001193125-17-021687).

(h)(8)
Assignment and Amendment of Master Sub-Administration Services Agreement, dated June  30, 2016, among State
Street, GEAM, SSGA FM and State Street Global Advisors (“SSGA”) is incorporated herein by reference to the
Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on January 27, 2017
(Accession Number 0001193125-17-021687).

(h)(9)
Amendment to Master Sub-Administration Services Agreement, dated June 29, 2018, between SSGA FM and State
Street, is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A,
filed with the Commission on January  28, 2019 (Accession Number 0001193125-19-018922).

(h)(10)
Form of Indemnification Agreement between the Trust and Board of Trustees of the Trust is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on
November 25, 2019 (Accession Number 0001193125-19-299825).

(h)(11)
Amended and Restated Transfer Agent Servicing Agreement between the Registrant and U.S. Bank Global Fund
Services, dated January 1, 2020, is incorporated herein by reference to the Registrant’s Amendment to its Registration
Statement on Form N-1A, filed with the Commission on January 28, 2021 (Accession Number 0001193125-21-
020560).

(h)(12)	Second Amended and Restated Transfer Agent Servicing Agreement between the Registrant and U.S. Bank Global Fund Services to be filed by subsequent amendment.
(h)(13)	Management Fee Waiver Agreement for the State Street Institutional Small-Cap Equity Fund, dated January 31, 2026, between SSGA FM and the Registrant is filed herewith.
(h)(14)
Form of Fund of Funds Investment Agreement is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on January 27, 2022 (Accession Number
0001193125-22-019616).

(h)(15)
Indemnification Agreement between the Trust and the Board of Trustees is incorporated herein by reference to the
Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on January 26, 2023
(Accession Number 0001193125-23-016304).

(h)(16)
Indemnification Agreement dated March 2, 2023 is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on January 26, 2024 (Accession Number
0001193125-24-016763).

(i)
Opinions and Consents of Sutherland Asbill  & Brennan LLP are incorporated herein by reference to Exhibit 10 to pre-effective amendment number two to the Registration Statement, filed with the Commission on November  7, 1997
(Accession Number 0001010410-97-000161) and Exhibit 10 to post-effective amendment number two to the
Registration Statement, filed with the Commission on July  24, 1998 (Accession Number 0001010410-98-000119)
and Exhibit (i)  to post-effective amendment number four to the Registration Statement, filed with the Commission on
January 27, 1999 (Accession Number 0000889812-99-000221) and Exhibit (i)  to post-effective amendment number
11 to the Registration Statement, filed with the Commission on April 25, 2000 (Accession Number 0000889812-00-
001894).

(j)(1)	N/A.
(j)(2)	Consent of Ernst & Young LLP is filed herewith.
(k)	N/A.
(l)
Purchase Agreement between the Registrant and General Electric Capital Assurance Company, is incorporated herein by reference to Exhibit 13 to pre-effective amendment number two to the Registration Statement, filed with the
Commission on November  7, 1997 (Accession Number 0001010410-97-000161).

(m)(1)
Amended and Restated Shareholder Servicing and Distribution Plan adopted pursuant to Rule 12b-1 under the
Investment Company Act of 1940, as amended (the “1940 Act”), is incorporated herein by reference to exhibit (m)(1)
to post-effective amendment number 24 to the Registration Statement filed with the Commission on January 28, 2008
(Accession Number 0001193125-08-013143).

(m)(2)
Amended and Restated Shareholder Servicing and Distribution Agreement adopted pursuant to Rule 12b-1 under the
1940 Act, is incorporated herein by reference to exhibit (m)(2) to post-effective amendment number 24 to the
Registration Statement filed with the Commission on January 28, 2008 (Accession Number 0001193125-08-013143).

(m)(3)
Shareholder Servicing and Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act, dated July 1, 2016 is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on January 27, 2017 (Accession Number 0001193125-17-021687).

(m)(4)
Shareholder Servicing and Distribution Agreement adopted pursuant to Rule 12b-1 under the 1940 Act, dated July 1,
2016, between the Registrant and SSGM is incorporated herein by reference to the Registrant’s Amendment to its
Registration Statement on Form N-1A, filed with the Commission on January 27, 2017 (Accession Number
0001193125-17-021687).

(n)(1)
Multiple Class  Plan for the Registrant adopted pursuant to Rule 18f-3 under the 1940 Act, is incorporated herein by reference to Exhibit 18 to pre-effective amendment number two to the Registration Statement, filed with the
Commission on November 7, 1997 (Accession Number 0001010410-97-000161).

(n)(2)
Multiple Class  Plan for the Registrant adopted pursuant to Rule 18f-3 under the 1940 Act, is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on
January 27, 2012 (Accession Number 0001193125-12-026471).

(n)(3)
Multiple Class  Plan for the Registrant adopted pursuant to Rule 18f-3 under the 1940 Act is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on
November 24, 2021 (Accession Number 0001193125-21-340467).

(n)(4)
Multiple Class Plan for the Registrant adopted pursuant to Rule 18f-3 under the 1940 Act is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on
January 26, 2023 (Accession Number 0001193125-23-016304).

(p)(1)	Joint Code of Ethics of SSGA FM is filed herewith.
(p)(2)
Code of Ethics of Palisade is incorporated herein by reference to the Registrant’s Amendment to its Registration
Statement on Form N-1A, filed with the Commission on January 24, 2025 (Accession Number 0001193125-25-
012225).

(p)(3)
Code of Ethics of Champlain is incorporated herein by reference to the Registrant’s Amendment to its Registration
Statement on Form N-1A, filed with the Commission on January 24, 2025 (Accession Number 0001193125-25-
012225).

(p)(4)	N/A.
(p)(5)	Code of Ethics of SouthernSun is filed herewith.
(p)(6)
Code of Ethics of Kennedy is incorporated herein by reference to the Registrant’s Amendment to its Registration
Statement on Form N-1A, filed with the Commission on January 24, 2025 (Accession Number 0001193125-25-
012225).

(p)(7)	Code of Ethics of Westfield is filed herewith.
(p)(8)
Code of Ethics for the Independent Board Members is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on January 28, 2019 (Accession Number
0001193125-19-018922).

(q)
Power of Attorney, dated January 21, 2025, relating to the Registrant, State Street Master Funds, State Street
Institutional Investment Trust, State Street Navigator Securities Lending Trust, SSGA Funds, State Street Variable
Insurance Series Funds, Inc., Elfun Government Money Market Fund, Elfun Tax-Exempt Income Fund, Elfun Income
Fund, Elfun Diversified Fund, Elfun International Equity Fund and Elfun Trusts is incorporated herein by reference to the Registrant’s Amendment to its Registration Statement on Form N-1A, filed with the Commission on January 24,
2025 (Accession Number 0001193125-25-012225).

EX-101.INS	XBRL Instance Document - the Instance Document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.
EX-101.SCH	XBRL Taxonomy Extension Schema Document
EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase
Item 29.
Persons Controlled By or Under Common Control With Registrant
See the Statement of Additional Information regarding the Trust’s control relationships.
Item 30.
Indemnification
As a Delaware business trust, the operations of the Registrant are governed by its Amended and Restated Declaration of Trust dated June 2, 1998 (the “Declaration of Trust”). Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the “DBTA”) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. The Registrant’s

Declaration of Trust expressly provides that it has been organized under the DBTA and that the Declaration of Trust is to be governed by Delaware law. It nevertheless is possible that a Delaware business trust, such as the Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case the Registrant’s shareholders could be subject to personal liability.
To protect the Registrant’s shareholders against the risk of personal liability, the Declaration of Trust: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Registrant or its Trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Registrant or any series of the Registrant; and (iii) provides that the Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) the Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of the Registrant’s business and the nature of its assets, the risk of personal liability to a shareholder is remote.
The Declaration of Trust further provides that the Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Registrant. The Declaration of Trust does not authorize the Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.
Under a separate Indemnification Agreement by and among the Registrant and each Trustee, the Registrant has undertaken to indemnify and advance expenses to each Trustee in a manner consistent with the laws of the State of Delaware. The Agreement precludes indemnification or advancement of expenses with respect to “disabling conduct” (willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of office) and sets forth reasonable and fair means for determining whether indemnification or advancement of expenses shall be made.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to Trustees, officers and controlling persons pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the 1933 Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
Item 31.
Business and Other Connections of Investment Adviser
Any other business, profession, vocation or employment of a substantial nature in which each director or principal officer of each investment adviser is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:
SSGA FM serves as the investment adviser for each series of the Trust. SSGA FM is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Investment Management (“SSIM”), the investment management arm of State Street Corporation. The principal address of SSGA FM is One Congress Street, Boston, Massachusetts 02114. SSGA FM is an investment adviser registered under the Investment Advisers Act of 1940.
Below is a list of the directors and principal executive officers of SSGA FM and their principal occupation(s). Unless otherwise noted, the address of each person listed is One Congress Street, Boston, Massachusetts 02114.
Name	Principal Occupation
Jeanne LaPorta	Chairperson, Director, and President; Senior Vice President of State Street Global Advisors Trust Company
Mark Alberici	Director; Senior Vice President of State Street Global Advisors Trust Company
Apea Amoa	Director; Chief Financial Officer of State Street Global Advisors Trust Company
Allison Bonds	Director; Senior Vice President of State Street Global Advisors Trust Company
Tim Corbett	Director and Chief Risk Officer; Senior Vice President of State Street Global Advisors Trust Company
James Ferrarelli	Director; Executive Vice President of State Street Global Advisors Trust Company

Name	Principal Occupation
John Tucker	Director; Executive Vice President of State Street Global Advisors Trust Company
Ann Carpenter	Chief Operating Officer; Managing Director of State Street Global Advisors Trust Company
Brian Harris	Chief Compliance Officer; Managing Director of State Street Global Advisors Trust Company
Steven Hamm	Treasurer; Vice President of State Street Global Advisors Trust Company
Sean O’Malley, Esq.	Chief Legal Officer; Senior Vice President of State Street Global Advisors Trust Company
Christyann Weltens	Derivatives Risk Manager; Vice President of State Street Global Advisors Trust Company
David Ireland	CTA Chief Marketing Officer; Senior Vice President of State Street Global Advisors Trust Company
Jessica Cross	Clerk; Vice President of State Street Global Advisors Trust Company
Champlain serves as a sub-adviser to the State Street Institutional Small-Cap Equity Fund. Champlain was formed in 2004 to focus on managing core small and mid-cap strategies. The business, profession, vocation or employment of a substantial nature which each director or officer of Champlain is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, is as follows:
Name	Capacity With Advisor	Business Name and Address
J. Jared Annello	Director of Operations/Partner	Champlain Investment Partners, LLC Burlington, VT
Scott T. Brayman	Chief Investment Officer of Small and Mid Cap Strategies/ Managing Partner	Champlain Investment Partners, LLC Burlington, VT
Corey N. Bronner	Deputy Chief Investment Officer of Small and Mid Cap Strategies/Partner	Champlain Investment Partners, LLC Burlington, VT
Joseph M. Caligiuri	Deputy Chief Investment Officer of Small and Mid Cap Strategies/Partner	Champlain Investment Partners, LLC Burlington, VT
Mike A. Cervi	Client Service/Partner	Champlain Investment Partners, LLC Burlington, VT
Joseph J. Farley	Analyst/Partner	Champlain Investment Partners, LLC Burlington, VT
Matthew S. Garcia	Chief Compliance Officer/Partner	Champlain Investment Partners, LLC Burlington, VT
Robert D. Hallisey	Analyst/Partner	Champlain Investment Partners, LLC Burlington, VT
Andrew J. Hanson	Analyst/Partner	Champlain Investment Partners, LLC Burlington, VT
Angie M. Holbrook	Client Service/Partner	Champlain Investment Partners, LLC Burlington, VT
Finn R. McCoy	Head Trader/Partner	Champlain Investment Partners, LLC Burlington, VT
Wendy K. Nunez	Senior Advisor/Partner	Champlain Investment Partners, LLC Burlington, VT
Judith W. O’Connell	Chief Executive Officer/Managing Partner	Champlain Investment Partners, LLC Burlington, VT
Eric P. Ode	President & Chief Operating Officer/Partner	Champlain Investment Partners, LLC Burlington, VT
Jacqueline W. Williams	Analyst/Partner	Champlain Investment Partners, LLC Burlington, VT
Henry C. Sinkula	Analyst/Partner	Champlain Investment Partners, LLC Burlington, VT
Kennedy serves as a sub-adviser to the State Street Institutional Small-Cap Equity Fund. Kennedy is a registered investment adviser under the Investment Advisers Act of 1940 and was founded in 1980. Kennedy provides customized investment management services to corporate and public pension funds, endowments, foundations and multi-employer plans as well as to high-net-worth individuals, and specializes in the small and mid-cap asset classes. The business, profession, vocation or employment of a substantial nature which each director or officer of Kennedy is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, is as follows:

Name	Capacity With Advisor	Business Name and Address
Donald M. Cobin	President, Chief Executive Officer and Vice Chairman of the Board of Directors	Kennedy Capital Management LLC St. Louis, MO
Niraj S. Shah	Chief Strategy Officer	Kennedy Capital Management LLC St. Louis, MO
Frank A. Latuda, Jr., CFA	Portfolio Manager and Chief Investment Officer	Kennedy Capital Management LLC St. Louis, MO
Jean Barnard	Director of Research and Portfolio Manager	Kennedy Capital Management LLC St. Louis, MO
Doris Hunt	Vice President and Chief Compliance Officer	Kennedy Capital Management LLC St. Louis, MO
Richard E. Oliver	Chief Financial Officer	Kennedy Capital Management LLC St. Louis, MO
Patrick Wolcott	Vice President and Chief Operating Officer	Kennedy Capital Management LLC St. Louis, MO
James J. Boyne	Director	Kennedy Capital Management LLC St. Louis, MO Steamboat Springs Winter Sports Club Steamboat Springs, CO Weitz Investment Management, Inc., Weitz Funds and Weitz Securities, Inc. Omaha, NE
Giorgio Medda	Director
Kennedy Capital Management LLC
St. Louis, MO
AZ Group
Milan, Italy
Azimut Investments S.A.
Luxembourg City, Luxembourg
Azimut Alternative Capital Partners
New York, NY
Azimut US Holdings Inc.
Miami, FL
Diaman Partners Ltd
La Valletta, Malta

Vittorio Pracca	Chairman of the Board of Directors	Kennedy Capital Management LLC St. Louis, MO Azimut US Holdings Inc. Miami, FL Azimut Alternative Capital Partners New York, NY Azimut Libera Impresa SGR Milan, Italy
Marco Rabito Maneri	Director	Kennedy Capital Management LLC St. Louis, MO Azimut Investments S.A. Luxembourg City, Luxembourg
Maria Grazia Sonzogni	Director	Kennedy Capital Management LLC St. Louis, MO Azimut US Holdings Inc. Miami, FL Azimut Mexico Mexico City, Mexico Italian Chamber of Commerce in Mexico Mexico City, Mexico
Palisade serves as a sub-adviser to the State Street Institutional Small-Cap Equity Fund. Palisade manages various institutional and private accounts and has a history of managing small-cap equity portfolios. The business, profession, vocation or employment of a substantial nature which each director or officer of Palisade is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, is as follows:
Name	Capacity With Advisor	Business Name and Address
Alison A. Berman	Managing Partner, Chief Executive Officer and President	Palisade Capital Management, LP Fort Lee, NJ

Name	Capacity With Advisor	Business Name and Address
Dennison T. Veru	Senior Partner, Chief Investment Officer	Palisade Capital Management, LP Fort Lee, NJ Fresh Tracks Therapeutics, Inc. Boulder, CO
Bradley R. Goldman, Esq.	Partner, General Counsel and Chief Compliance Officer	Palisade Capital Management, LP Fort Lee, NJ
Frank O. Galdi	Partner, Chief Risk Officer and Deputy Chief Investment Officer	Palisade Capital Management, LP Fort Lee, NJ
Beata Tannuzzo, CPA	Partner, Chief Financial Officer	Palisade Capital Management, LP Fort Lee, NJ
SouthernSun serves as a sub-adviser to the State Street Institutional Small-Cap Equity Fund. SouthernSun was founded in 1989 and specializes in Small Cap and SMID Cap investing, with a global perspective. SouthernSun is a research-driven investment management firm implementing long-only domestic equity strategies for institutions and individuals. The business, profession, vocation or employment of a substantial nature which each director or officer of SouthernSun is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, is as follows:
Name	Capacity With Advisor	Business Name and Address
Michael W. Cook	Chairman/Founder/Principal	SouthernSun Asset Management, LLC Memphis, TN
Phillip W. Cook	Chief Investment Officer/Managing Partner/Principal	SouthernSun Asset Management, LLC Memphis, TN
Michael S. Cross	Principal, Investment Team	SouthernSun Asset Management, LLC Memphis, TN
Tread B. Thompson	Principal, Investment Team	SouthernSun Asset Management, LLC Memphis, TN
William P. Halliday	Chief Compliance Officer/Principal	SouthernSun Asset Management, LLC Memphis, TN
Michael McNamara	Senior Trader/Principal	SouthernSun Asset Management, LLC Memphis, TN
Angela Wimmer	President/Principal	SouthernSun Asset Management, LLC Memphis, TN
Westfield serves as a sub-adviser to the State Street Institutional Small-Cap Equity Fund. Westfield has been a registered investment adviser since 1989. Westfield is employee owned. Westfield is a fundamental, bottom-up manager investing in earnings growth stocks due to their conviction that stock prices follow earnings progress and that they offer the best opportunity for investment return. The firm specializes in U.S. Growth investing across the capitalization spectrum. The business, profession, vocation or employment of a substantial nature which each director or officer of Westfield is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, is as follows:
Name	Capacity With Advisor	Business Name and Address
William A. Muggia	Chief Executive Officer and Chief Investment Officer	Westfield Capital Management Company, L.P. One Financial Center, 23rd Floor Boston, MA 02111
Richard D. Lee, CFA	Managing Partner and Chief Investment Officer	Westfield Capital Management Company, L.P. One Financial Center, 23rd Floor Boston, MA 02111
John Montgomery	Managing Partner and Chief Operating Officer	Westfield Capital Management Company, L.P. One Financial Center, 23rd Floor Boston, MA 02111
Katie Kearney	Partner, Chief Financial Officer and Chief Compliance Officer	Westfield Capital Management Company, L.P. One Financial Center, 23rd Floor Boston, MA 02111
Dee Silveira	Partner, Chief Technology Officer	Westfield Capital Management Company, L.P. One Financial Center, 23rd Floor Boston, MA 02111

Name	Capacity With Advisor	Business Name and Address
Brandi McMahon	Deputy Chief Compliance Officer	Westfield Capital Management Company, L.P. One Financial Center, 23rd Floor Boston, MA 02111
Item 32.
Principal Underwriters
(a)
SSGA FD, One Congress Street, Boston, Massachusetts 02114, serves as the Trust’s principal underwriter and also serves as the principal underwriter for the following investment companies: State Street Variable Insurance Series Funds, Inc., SSGA Funds, SPDR Series Trust, SPDR Index Shares Funds, SSGA Active Trust, State Street Institutional Investment Trust, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Government Money Market Fund, Elfun Trusts and Elfun Diversified Fund.
(b)
To the best of the Trust’s knowledge, the managers and executive officers of SSGA FD are as follows:
Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with the Trust
Jeanne LaPorta	Chairperson and Manager; Senior Vice President of State Street Global Advisors Trust Company	Interested Trustee
Mark Alberici	Manager; Senior Vice President of State Street Global Advisors Trust Company	None
Apea Amoa	Manager; Senior Vice President of State Street Global Advisors Trust Company	None
Allison Bonds	Manager and President; Senior Vice President of State Street Global Advisors Trust Company	None
Tim Corbett	Manager; Senior Vice President of State Street Global Advisors Trust Company	None
James Ferrarelli	Manager; Executive Vice President of State Street Global Advisors Trust Company	None
John Tucker	Manager; Executive Vice President of State Street Global Advisors Trust Company	None
Mark Trabucco	Chief Compliance Officer and Anti-Money Laundering Officer; Managing Director of State Street Global Advisors Trust Company	None
Editha V. Tenorio	Chief Financial Officer; Vice President of State Street Global Advisors Trust Company	None
Sean O’Malley, Esq.	Chief Legal Officer; Senior Vice President of State Street Global Advisors Trust Company	None
Jessica Cross	Secretary; Vice President of State Street Global Advisors Trust Company	None
*
The principal business address for each of the above managers and executive officers is One Congress Street, Boston, Massachusetts 02114.
(c)
Not applicable.
Item 33.
Location of Accounts and Records
All accounts, books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the 1940 Act, and the rules thereunder, are maintained at the offices of: the Registrant located at One Congress Street, Boston, Massachusetts 02114; the Registrant’s investment adviser, SSGA Funds Management, Inc. (which also serves as its administrator) located at One Congress Street, Boston, Massachusetts 02114; the Registrant’s custodian, State Street (which also serves at its sub-administrator), located at One Congress Street, Boston, MA 02114; and the Registrant’s transfer agent, U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, WI 53202-5207.
Item 34.
Management Services
Not applicable.

Item 35.
Undertakings
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts on this 23rd day of January, 2026.
STATE STREET INSTITUTIONAL FUNDS

By:	/s/ Ann M. Carpenter
Ann M. Carpenter
President
Pursuant to the requirements of the 1933 Act, this Registration Statement for the Trust has been signed below by the following persons in the capacities as indicated on the 23rd day of January, 2026:
Signature	Title	Date
/s/ Patrick J. Riley*	Trustee	January 23, 2026
Patrick J. Riley
/s/ Donna M. Rapaccioli*	Trustee	January 23, 2026
Donna M. Rapaccioli
/s/ Jeanne LaPorta*	Trustee	January 23, 2026
Jeanne LaPorta
/s/ Margaret McLaughlin*	Trustee	January 23, 2026
Margaret McLaughlin
/s/ George M. Pereira*	Trustee	January 23, 2026
George M. Pereira
/s/ Mark E. Swanson*	Trustee	January 23, 2026
Mark E. Swanson
/s/ Ann M. Carpenter	President (Principal Executive Officer)	January 23, 2026
Ann M. Carpenter
/s/ Bruce S. Rosenberg	Treasurer (Principal Accounting Officer) and Principal Financial Officer	January 23, 2026
Bruce S. Rosenberg

*By:	/s/ Edmund Gerard Maiorana, Jr.
Edmund Gerard Maiorana, Jr. Attorney-in-Fact Pursuant to Power of Attorney
*
Signature affixed by Edmund Gerard Maiorana, Jr. pursuant to power of attorney dated January 21, 2025.

EXHIBIT INDEX
Exhibit No.	Exhibit
(h)(13)	Management Fee Waiver Agreement for the State Street Institutional Small-Cap Equity Fund
(j)(2)	Consent of Ernst & Young LLP
(p)(1)	Joint Code of Ethics of SSGA FM
(p)(5)	Code of Ethics of SouthernSun
(p)(7)	Code of Ethics of Westfield
EX-101.INS	XBRL Instance Document - the Instance Document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.
EX-101.SCH	XBRL Taxonomy Extension Schema Document
EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase